      As Filed With  The Securities And  Exchange Commission  On July
      30, 1997.

                      File Nos. 33-59692 and 811-7584
                    SECURITIES AND EXCHANGE COMMISSION
                         Washington, D. C.  20549
                                Form N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 (X)

      Pre-Effective Amendment No.                             ( )

      Post-Effective Amendment No.  28                        (X)
                                  and/or

      REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
      ACT OF 1940                                            (X)
      Amendment No.  29                                      (X)

                            RYDEX SERIES TRUST
      ______________________________________________________________
      (Exact Name of Registrant as Specified in Charter)

      6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
           (Address of Principal Executive Offices) (Zip Code)

                             (301) 468-8520
           (Registrant's Telephone Number, Including Area Code)

                          Albert P. Viragh, Jr.
                         6116 Executive Boulevard
                                Suite 400
                        Rockville, Maryland  20852
            (Name and Address of Agent for Service of Process)

                                Copies to:

                          James F. Jorden, Esq.
                        W. Randolph Thompson, Esq.
                          James Bernstein, Esq.
                    Jorden Burt Berenson & Johnson LLP
                    1025 Thomas Jefferson Street, N.W.
                              Suite 400 East
                         Washington, D. C.  20007

      Approximate  Date  of  Commencement   of  the  Proposed  Public
      Offering of the Securities:

      It is proposed that this filing will become effective (check appropriate box):

      X   immediately upon filing pursuant  to paragraph (b) of  rule
      485
      __ on (date) pursuant to paragraph (b)(1)(v) of rule 485
      __ 60  days after filing pursuant  to paragraph (a)(1) of  rule
      485

      __ on (date) pursuant to paragraph (a)(1) of rule 485
      __ 75  days after filing pursuant  to paragraph (a)(2) of  rule
      485

      __ on (date) pursuant to paragraph (a)(2) of rule 485

      If appropriate, check the following box:

      __ This post-effective amendment designates a new effective date for a previously-filed post-effective amendment.

      The Registrant has previously filed a declaration of indefinite registration of its shares pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended March 31, 1997 was filed on May 30, 1997.

                            RYDEX SERIES TRUST

                   REGISTRATION STATEMENT ON FORM N-1A

                          CROSS REFERENCE SHEET




             N-1A                           Location in
           Item No.                      Registration Statement


               Part A:  Information Required In Prospectus


       1.  Cover Page                         Outside Front Cover
                                              Page of Prospectus

       2.  Synopsis                           Prospectus Summary;
                                              Fees and Expenses of
                                              the Funds; Tax-
                                              Sheltered Retirement
                                              Plans; Transaction
                                              Charges

       3.  Condensed Financial Information    Financial Highlights
                                              of the Funds

       4.  General Description of             The Rydex
           Registrant                         Funds; Investment
                                              Objectives
                                              and Policies; Special
                                              Risk Considerations;
                                              Investment Techniques
                                              and Other Investment
                                              Policies; General
                                              Information About
                                              the Trust; Appendix A

       5.  Management of the Fund             Management of the
                                              Trust

      5A.  Management's Discussion of Fund    Annual Report of the
           Performance                        Trust; Performance
                                              Information

       6.  Capital Stock and Other            Dividends and
           Securities                         Distributions; Taxes;
                                              General Information
                                              About the Trust

       7.  Purchase of Securities             How to Invest in the
           Being Offered                      Funds; Exchanges;

                                              Determination of Net
                                              Asset Value;
                                              Distribution Plan

       8.  Redemption or Repurchase           Redeeming an
                                              Investment
                                              (Withdrawals);
                                              Procedures for
                                              Redemptions and
                                              Exchanges

       9.  Legal Proceedings                  Not Applicable

             N-1A                                Location in
           Item No.                           Registration Statement


                     Part B:  Information Required In
                   Statement of Additional Information

      10.  Cover Page                         Outside Front Cover
                                              Page of Statement
                                              of Additional
                                              Information

      11.  Table of Contents                  Table of Contents

      12.  General Information and History    The Rydex Funds

      13.  Investment Objectives and Policies Investment Policies
                                              and Techniques;
                                              Investment
                                              Restrictions

      14.  Management of the Registrant       Management of the
                                              Trust

      15.  Control Persons and Principal      Management of
            Holder of Securities              the Trust; Principal
                                              Holders of Securities

      16.  Investment Advisory and            Management of the
           Other Services                     Trust; Distribution
                                              Plan; Auditors and
                                              Custodian

      17.  Brokerage Allocation               Investment Policies
                                              and Techniques;
                                              Portfolio Transactions
                                              and Brokerage

      18.  Capital Stock and Other            Not Applicable
           Securities

      19. Purchase, Redemption, and Pricing Not Applicable of Securities Being Offered

      20.  Tax Status                         Dividends,
                                              Distributions, and
                                              Taxes

      21.  Underwriters                       Management of the
                                              Trust; Distribution
                                              Plan

      22.  Calculation of Performance Data    Performance
                                              Information;
                                              Calculation of  Return
                                              Quotations;
                                              Information on
                                              Computation of Yield

      23.  Financial Statements               Financial Statements

             N-1A                                 Location in
           Item No.                           Registration Statement


                        Part C:  Other Information


      24.  Financial Statements and Exhibits  Financial Statements
                                              and Exhibits

      25.  Persons Controlled By or Under     Persons Controlled
           Common Control                     By or Undery Common
                                              Control

      26.  Number of Holders of Securities    Number of Holders of
                                              Shares of Beneficial
                                              Interest

      27.  Indemnification                    Indemnification

      28.  Business and Other Connections     Business and Other
           of Investment Adviser              Connections of
                                              Investment Adviser

      29.  Principal Underwriters             Principal Underwriter

      30.  Location of Accounts and Records   Location of Accounts
                                              and Records

      31.  Management Services                Management Services

      32.  Undertakings                       Undertakings

      33.  Signatures                         Signatures

                                  PART A

                           Combined Prospectus

                                    of

                              The Nova Fund,

                              The Ursa Fund,

                           The Rydex OTC Fund,

                     The Rydex Precious Metals Fund,

                  The Rydex U.S. Government Bond Fund,

                              The Juno Fund,

                                   and

               The Rydex U.S. Government Money Market Fund

    [LOGO]                               RYDEX SERIES TRUST

                                PROSPECTUS

      6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852
                    (800) 820-0888     (301) 468-8520

      Rydex Series Trust (the "Trust") is a no-load mutual fund complex with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this Prospectus. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

      Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

      The following are the Funds and their benchmarks:

             FUND                          BENCHMARK

      The Nova Fund       150% of the performance of the S&P 500
                          Composite Stock Price IndexTM

      The Ursa Fund       Inverse (opposite) of the S&P 500 Composite
                          Stock Price IndexTM
      Rydex OTC Fund      NASDAQ 100 IndexTM (NDX)

      Rydex Precious      Philadelphia Stock Exchange Gold/Silver
      Metals Fund         IndexTM (XAU)

      Rydex U.S.          120% of the price movement of current Long
      Government Bond     Treasury Bond
      Fund

      The Juno Fund       Inverse (opposite) of the price movement of
                          the current Long Treasury Bond

     The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

     The Funds (other than the Rydex U.S. Government Money Market
     Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund may use the speculative technique known as leverage to increase funds available for investment (see "Other Investment Policies"). Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices. Investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and rising bond prices, respectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

     None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that a Fund will not qualify as a regulated investment company under the Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations."


                          ADDITIONAL INFORMATION

     The Trust also offers the Rydex Institutional Money Market
     Fund and the Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus.

     Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know about the Trust before investing. A Statement of Additional Information, dated August 1, 1997, containing additional information about the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Securities and Exchange Commission also maintains a Web site ("http://www.sec.gov") that contains this Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.


     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



              The date of this Prospectus is August 1, 1997.

                            TABLE OF CONTENTS

                                                                Page

     PROSPECTUS SUMMARY. . . . . . . . . . . . . . . . . . .     4

     FEES AND EXPENSES OF THE FUNDS  . . . . . . . . . . . .     7

     FINANCIAL HIGHLIGHTS OF THE FUNDS . . . . . . . . . . .     9

     INVESTMENT OBJECTIVES AND POLICIES  . . . . . . . . . .    16

     SPECIAL RISK CONSIDERATIONS  .. . . . . . . . . . . . .    20

     INVESTMENT TECHNIQUES AND OTHER
       INVESTMENT POLICIES . . . . . . . . . . . . . . . . .    22

     PORTFOLIO TRANSACTIONS AND BROKERAGE. . . . . . . . . .    28

     HOW TO INVEST IN THE FUNDS  . . . . . . . . . . . . . .    28

     REDEEMING AN INVESTMENT (WITHDRAWALS) . . . . . . . . .    29

     EXCHANGES . . . . . . . . . . . . . . . . . . . . . . .    31

     PROCEDURES FOR REDEMPTIONS AND
       EXCHANGES . . . . . . . . . . . . . . . . . . . . . .    31

     DETERMINATION OF NET ASSET VALUE  . . . . . . . . . . .    32

     TAX-SHELTERED RETIREMENT PLANS  . . . . . . . . . . . .    33

     TRANSACTION CHARGES . . . . . . . . . . . . . . . . . .    34

     DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . . . .    34

     TAXES . . . . . . . . . . . . . . . . . . . . . . . . .    34

     MANAGEMENT OF THE TRUST . . . . . . . . . . . . . . . .    36

     PERFORMANCE INFORMATION . . . . . . . . . . . . . . . .    38

     GENERAL INFORMATION ABOUT THE TRUST  . . . . . . . . . .   40

                            PROSPECTUS SUMMARY

     THE RYDEX FUNDS

     Each Fund has its own distinct investment objective. There is, of course, no guarantee that any Fund will achieve its investment objective. The investment objectives of the Funds are as follows:

     The Nova Fund.   The Nova Fund s investment objective is to
     provide investment returns that correspond to 150% of the performance of the Standard & Poor s 500 Composite Stock Price IndexTM (the "S&P500 Index"). In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to investment techniques including certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when such prices are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.

     The Ursa Fund.   The Ursa Fund s investment objective is to
     provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. If the Ursa Fund is successful in meeting this objective, the net asset value on Ursa Fund shares will increase for each day in direct proportion to any decreases in the level of the S&P500 Index. Conversely, the net asset value on Ursa Fund shares will decrease for each day in direct proportion to any increases in the level of the S&P500 Index. In seeking to achieve its objective, the Ursa Fund primarily engages in short sales and certain transactions in stock index futures contracts, options on stock index futures contracts, and option on securities and stock indexes. The Ursa Fund involves special risks not traditionally associated with investment companies. Investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

     The Rydex OTC Fund.   The investment objective of the Rydex
     OTC Fund (the "OTC Fund") is to provide investment results that correspond to a benchmark for over-the-counter securities. The OTC Fund s current benchmark is the NASDAQ 100 IndexTM. The OTC Fund does not aim to hold all of the 100 securities included on the NASDAQ 100 IndexTM. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 IndexTM or other instruments which are expected to provide returns that correspond to those of the NASDAQ 100 IndexTM. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

     The Rydex Precious Metals Fund.   The investment objective of
     the Rydex Precious Metals Fund (the "Metals Fund") is to provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s current benchmark is the Philadelphia Stock Exchange Gold/Silver IndexTM (the "XAU Index"). To achieve its objective, the Metals Fund invests in securities included in the XAU Index. In addition, the Metals Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to track closely the XAU Index. The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States.

     The Rydex U.S. Government Bond Fund.   The investment
     objective of the Rydex U.S. Government Bond Fund (the "Bond Fund") is to provide investment results that correspond to a benchmark for U.S. Government securities. The Bond Fund s current benchmark is 120% of the price movement of the Current Long Treasury Bond (the "Long Bond"), without consideration of interest paid. In attempting to achieve its objective, the Bond Fund invests primarily in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government ("U.S. Government Securities"). The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds.

     The Juno Fund.   The Juno Fund s investment objective is to
     provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark for U.S. Treasury debt instruments or futures contract on a specified debt instrument. The Juno Fund seeks to achieve this inverse correlation result on each trading day. The Long Bond is the Juno Fund s current benchmark. In seeking its objective, the Juno Fund will employ certain investment techniques including engaging in short sales and transactions in futures contracts and options thereon. If the Juno Fund is successful in meeting its objective, the total return on its shares before expenses and costs will increase for each day proportionally to any decreases in the price of the Long Bond. Conversely, the total return on its shares before expenses and cost will decrease for each day proportionally to any increases in the price of the Long Bond. Investors in the Juno Fund may experience substantial losses during periods of falling interest rates/rising bond prices.

     The Rydex U.S. Government Money Market Fund.   The investment
     objective of the Rydex U.S. Government Money Market Fund (the "Money Market Fund") is to provide security of principal, high current income, and liquidity. To achieve its objective, the Money Market Fund invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities.

     A discussion of each Fund s investment objective(s) and policies is provided below under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies." The Trust also offers shares in the Rydex High Yield Fund and the Rydex Institutional Money Market Fund, each of which series of the Trust is described in a separate prospectus.

     SPECIAL RISK CONSIDERATIONS

     The Trust expects that a substantial portion of the assets of the Funds will be derived from professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. These investors are likely to redeem or exchange their Fund shares frequently to take advantage of anticipated changes in market conditions. The strategies employed by investors in the Funds may result in considerable assets moving in and out of the Funds. Consequently, the Trust expects that the Funds will generally experience significant portfolio turnover, which will likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a "regulated investment company" under the Federal tax laws and may also adversely affect the ability of the Fund to meet its investment objective. For further information concerning the portfolio turnover of the Funds and the Federal tax treatment of the Funds, see "Investment Objectives and Policies" and "Taxes" in this Prospectus and "Investment Policies and Techniques" and "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

     While the Funds do not expect that the returns over a year will deviate adversely from their respective current benchmarks by more than ten percent, certain factors may affect their ability to achieve this correlation. See "Special Risk Considerations" for a discussion of these factors.

     The Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques, which may include engaging in short sales and transactions in futures contracts and options on securities, stock indexes, and futures contracts. As discussed more fully under "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies," these techniques are specialized and involve risks that are not traditionally associated with investment companies.

     PURCHASES, REDEMPTIONS, AND EXCHANGES OF TRUST  SHARES

     The shares of each Fund may be purchased and redeemed, with no sales or redemption charge, at the net asset value per share of the Fund next determined. For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Rydex Funds currently is $15,000; for all other shareholder accounts, the minimum initial investment in the Rydex Funds currently is $25,000. These minimums also
     apply to retirement plan accounts.   Shares of any available
     Fund described in this Prospectus may be exchanged at any time for shares of any other available Fund, with no charge, on the basis of the relative net asset values next computed (subject to compliance with applicable minimum investment requirements). The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

     Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

     Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or
     (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days' notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Rydex Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period). See "How To Invest In the Funds," "Redeeming An Investment (Withdrawals)," and "Exchanges."

     DIVIDENDS AND DISTRIBUTIONS

     Dividends from net investment income and any distributions of net realized capital gains from each of the Funds will be distributed as described under "Dividends and Distributions." All such distributions of a Fund automatically will be reinvested without charge in additional shares of the same Fund unless otherwise specified by a shareholder.

     INVESTMENT ADVISER AND SERVICER

     The investment adviser of each Fund is PADCO Advisors, Inc. (the "Advisor"). PADCO Service Company, Inc. (the "Servicer") provides the Funds with general administrative, shareholder, and registrar services. Both the Advisor and the Servicer are located in Rockville, Maryland. See "Management of the Trust."

     TRANSFER AGENT AND CUSTODIAN

     The Servicer also serves as the Trust s transfer and dividend disbursement agent. Star Bank, N.A. serves as the custodian of each Fund s securities and cash. See "Management of the Trust."

                      FEES AND EXPENSES OF THE FUNDS

     The following table illustrates all expenses and fees that a shareholder of each Fund will incur:

                                           The Nova     The Ursa
                                               Fund         Fund

      Shareholder Transaction Expenses
      Sales Load Imposed on Purchases        None       None

      Sales Load Imposed on Reinvested
      Dividends                              None       None

      Deferred Sales Load                    None       None
      Redemption Fees                        None       None

      Exchange Fees                          None       None
      Annual Fund Operating Expenses
      (as a percentage of average net
      assets)

      Management Fees                         0.75%    0.90%

      12b-1 Fees                              None      None
      Other Expenses
        Administrative Fees                   0.25%     0.25%
        Additional Expenses*                  0.16%     0.19%

        Total Other Expenses                  0.41%     0.44%
      Total Fund Operating Expenses**         1.16%     1.34%

     * Additional expenses are based on amounts incurred during the most-recent fiscal year end. The Trustees, on March 12, 1997, changed the Trust's fiscal year from June 30 to March 31. The information in this row, therefore, reflects nine months of financial activity (and has been annualized).

     ** Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 per account liquidation fee. See "Tax-
        Sheltered Retirement Plans."

                                                     The     The Rydex
                                                   Rydex      Precious
                                                OTC Fund   Metals Fund


            Shareholder Transaction Expenses
            Sales Load Imposed on Purchases     None        None

            Sales Load Imposed on Reinvested    None        None
            Dividends

            Deferred Sales Load                 None        None
            Redemption Fees                     None        None

            Exchange Fees                       None        None
            Annual Fund Operating Expenses
            (as a percentage of average net
            assets)

            Management Fees                     0.75%       0.75%

            12b-1 Fees                          None        None
            Other Expenses
              Administrative Fees                0.20%       0.20%
              Additional Expenses*               0.32%       0.50%

              Total Other Expenses               0.52%       0.70%
            Total Fund Operating Expenses**      1.27%       1.45%


     * Additional expenses are based on amounts incurred during the most-recent fiscal year end. The Trustees, on March 12, 1997, changed the Trust's fiscal year from June 30 to March 31. The information in this row, therefore, reflects nine months of financial activity (and has been annualized).

     ** Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 per account liquidation fee. See "Tax-
        Sheltered Retirement Plans."

                                                               The Rydex
                                          The Rydex                 U.S.
                                               U.S.     The   Government
                                         Government    Juno        Money
                                          Bond Fund    Fund  Market Fund

      Shareholder Transaction Expenses
      Sales Load Imposed on Purchases     None      None      None


      Sales Load Imposed on Reinvested    None      None      None
      Dividends

      Deferred Sales Load                 None      None      None

      Redemption Fees                     None      None      None


      Exchange Fees                       None      None      None

      Annual Fund Operating Expenses
      (as a percentage of average net
      assets)

      Management Fees                    0.50%      0.90%      0.50%


      12b-1 Fees                          None      None      None

      Other Expenses
        Administrative Fees                 0.20%   0.25%      0.20%
        Additional Expenses*                0.79%    0.43%     0.16%


        Total Other Expenses               0.99%    0.68%      0.36%

      Total Fund Operating Expenses**      1.49%    1.58%      0.86%

     ________________________________

     * Additional expenses are based on amounts incurred during the most-recent fiscal year end. The Trustees, on March 12, 1997, changed the Trust's fiscal year from June 30 to March 31. The information in this row, therefore, reflects nine months of financial activity (and has been annualized).

     ** Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 per account liquidation fee. See "Tax-
        Sheltered Retirement Plans."

     EXAMPLE

     Assuming hypothetical investments of $1,000 in each of the Funds, a five-percent annual return, and redemption at the end of each time period, an investor in each of the Funds would pay transaction and operating expenses at the end of each year as follows:

                                    1 Year   3 Years  5 Years  10 Years
      The Nova Fund                 $11.81   $36.74   $63.53    $139.53
      The Ursa Fund                 $13.64   $42.45    $73.39   $161.18
      Rydex OTC Fund                $12.93   $40.23    $69.55   $152.76
      Rydex Precious Metals Fund    $14.76   $45.93    $79.41   $174.42
      Rydex U.S. Government
        Bond Fund                   $15.17   $47.20   $81.60    $179.23
      The Juno Fund                 $16.09   $50.05   $86.53    $190.05
      Rydex U.S. Government
        Money Market Fund           $8.76    $27.24    $47.10   $103.45

      The same level of expenses would be incurred if the investments were held throughout the period indicated.

      The preceding table of fees and expenses is provided to assist investors in understanding the various costs and expenses which may be borne directly or indirectly by an investor in each of the Funds. The percentages shown above are based on actual expenses incurred by the Funds for the fiscal year ended June 30, 1996. The five-percent assumed annual return is for comparison purposes only. The actual return for a particular Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the particular Fund. For a more complete discussion of the fees connected with an investment in the Funds and the services provided to the Funds, see "Management of the Trust" in this Prospectus and in the Statement of Additional Information.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                              The Nova Fund

                                              Period        Year
                                               Ended       Ended
                                           March 31,    June 30,
                                               1997*        1996
     Per Share Operating Performance:+       $ 15.68      $11.81
     Net Asset Value -- Beginning of
     Period

       Net Investment Income                    0.35        0.56
       Net Realized and Unrealized Gains
          (Losses) on Securities                2.19        3.31

       Net Increase (Decrease) in Net
       Asset Value                              2.54        3.87
          Resulting from Operations
       Dividends to Shareholders from           0.00        0.00
       Net
          Investment Income                   (0.33)        0.00
       Distributions to Shareholders
       from Net
          Realized Capital Gain
       Net Increase (Decrease) in Net           2.21        3.87
       Asset Value

     Net Asset Value -- End of Period         $17.89      $15.68
     Total Investment Return               20.92%***      32.77%

                                          15


     Ratios to Average Net Assets
       Net Expenses                       1.16%***++       1.31%
       Net Investment Income                2.69%***       3.14%

     Supplementary Data
       Portfolio Turnover Rate****
       Net Assets, End of Period (000's        0.00%       0.00%
       omitted)                            $ 181,930    $224,541

     + The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
     ++   The annualized ratio of gross expenses to average net
          assets is 1.19%.
     * The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31.
     **   Commencement of Operations: July 12, 1993.
     ***  Annualized.
     **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                      The Nova Fund

                                                     Year Ended  Period Ended
                                                       June 30,      June 30,
                                                           1995        1994**
     Per Share Operating Performance:+                   $ 9.77      $ 10.01
     Net Asset Value -- Beginning of Period

       Net Investment Income                               0.28          0.01
       Net Realized and Unrealized Gains
          (Losses) on Securities                           2.88        (0.25)

       Net Increase (Decrease) in Net Asset
       Value                                               3.16        (0.24)
          Resulting from Operations
       Dividends to Shareholders from Net                (0.29)          0.00
          Investment Income
       Distributions to Shareholders from Net            (0.83)          0.00
          Realized Capital Gain
       Net Increase (Decrease) in Net Asset
       Value                                               2.04        (0.24)

     Net Asset Value -- End of Period                   $ 11.81      $   9.77
     Total Investment Return                             32.65%       (2.47)%

     Ratios to Average Net Assets
       Net Expenses                                       1.43%      1.73%***
       Net Investment Income                              2.62%      1.05%***

     Supplementary Data
       Portfolio Turnover Rate****
       Net Assets, End of Period (000's                   0.00%         0.00%
       omitted)                                         $62,916     $  77,914

     + The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
     ++   The annualized ratio of gross expenses to average net
          assets is 1.19%.
     * The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31.
     **   Commencement of Operations: July 12, 1993.
     ***  Annualized.
     **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                             The Ursa Fund

      Per Share Operating Performance:+                  Period
      Net Asset Value -- Beginning of Period              Ended   Year Ended
                                                      March 31,     June 30,
                                                          1997*         1996

         Net Investment Income                             0.17         0.30
         Net Realized and Unrealized Gains
            (Losses) on Securities                       (0.68)       (1.54)

         Net Increase (Decrease) in Net Asset
         Value                                           (0.51)       (1.24)
            Resulting from Operations
         Dividends to Shareholders from Net              (0.02)         0.00
            Investment Income
         Net Increase (Decrease) in Net Asset            (0.53)       (1.24)
         Value

      Net Asset Value -- End of Period               $     7.02   $     7.55
      Total Investment Return                        (8.98)%***     (14.11)%

      Ratios to Average Net Assets
         Net Expenses                                1.34%***++        1.39%
         Net Investment Income                         3.21%***        3.38%

      Supplementary Data
         Portfolio Turnover Rate****                      0.00%        0.00%
         Net Assets, End of Period (000's omitted)     $582,288     $192,553

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++       The annualized ratio of gross expenses to average
                 net assets is 1.36%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: January 7, 1994.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Ursa Fund typically holds most of its The Ursa
             Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.


                                                              The Ursa Fund

                                                                      Period
                                                        Year  Ended   Ended
                                                       June 30, 1995  June 30, 1994**
       Per Share Operating Performance:+
       Net Asset Value -- Beginning of Period          $   10.54    $   10.00

          Net Investment Income                             0.35         0.01
          Net Realized and Unrealized Gains
             (Losses) on Securities                        (1.78)         0.53

          Net Increase (Decrease) in Net Asset Value
          Resulting from Operations                        (1.43)         0.54
          Dividends to Shareholders from Net
             Investment Income                            (0.32)         0.00
          Net Increase (Decrease) in Net Asset Value      (1.75)         0.54

       Net Asset Value -- End of Period               $     8.79   $    10.54
       Total Investment Return                           (14.08)%       10.89%

       Ratios to Average Net Assets
          Net Expenses                                     1.39%     1.67%***
          Net Investment Income                            3.50%     1.43%***

       Supplementary Data
          Portfolio Turnover Rate****                      0.00%        0.00%
          Net Assets, End of Period (000's omitted)     $127,629     $110,899



        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 1.36%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: January 7, 1994.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Ursa Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                                The Rydex OTC Fund

                                                              Period      Year Ended
                                                             Ended        June 30,
                                                         March 31, 1997*    1996

     Per Share Operating Performance:+
        Net Asset Value -- Beginning of Period              $    15.16    $    12.22

           Net Investment Income                                  0.01          0.06
           Net Realized and Unrealized Gains
              (Losses) on Securities                              2.84          3.24

           Net Increase (Decrease) in Net
              Asset Value Resulting from                          2.85          3.30
              Operations
           Dividends to Shareholders from Net
              Investment Income                                 (0.07)          0.00
           Distributions to Shareholders from
              Net Realized Capital Gain                         (0.01)        (0.36)
           Net Increase (Decrease) in Net
              Asset Value                                         2.77          2.94

        Net Asset Value -- End of Period                    $    17.93    $    15.16
        Total Investment Return                              24.77%***        26.44%

        Ratios to Average Net Assets
           Net Expenses                                     1.27%***++         1.33%
           Net Investment Income                              0.08%***         0.44%

        Supplementary Data
           Portfolio Turnover Rate****                       1,140.35%     2,578.56%
           Net Assets, End of Period (000's
              omitted)                                        $ 52,278     $  48,716

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++       The annualized ratio of gross expenses to average
                 net assets is 1.27%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: February 14, 1994.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.


                                             The Rydex OTC Fund

                                                 Year         Period Ended
                                                Ended        June 30, 1994**
                                               June 30, 1995
        Per Share Operating Performance:+
        Net Asset Value -- Beginning of Period
                                            $     8.76       $    10.00

           Net Investment Income                  0.14             0.01
           Net Realized and Unrealized Gains
              (Losses) on Securities              4.17           (1.25)

           Net Increase (Decrease) in Net
              Asset Value Resulting from          4.31           (1.24)
              Operations
           Dividends to Shareholders from Net
              Investment Income                 (0.12)             0.00
           Distributions to Shareholders from
              Net Realized Capital Gain         (0.73)             0.00
           Net Increase (Decrease) in Net
              Asset Value                        3.46           (1.24)

        Net Asset Value -- End of Period   $    12.22      $      8.76
        Total Investment Return                49.00%         (30.17)%

        Ratios to Average Net Assets
           Net Expenses                        1.41%         1.97%***
           Net Investment Income               1.34%         1.69%***

                                      21

        Supplementary Data
           Portfolio Turnover Rate****     2,241.00%        1,171.00%
           Net Assets, End of Period \
           (000's  omitted)               $  61,948        $  30,695

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 1.27%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: February 14, 1994.
        ***  Annualized.

        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                   The Rydex Precious Metals Fund

                                                      Period Ended          Year
                                                             March         Ended
                                                          31,1997*  June 30,1996
        Per Share Operating Performance:+
        Net Asset Value -- Beginning of Period           $    9.05    $     8.73

           Net Investment Income                              0.00          0.00
           Net Realized and Unrealized Gains
              (Losses) on Securities                        (1.41)          0.32

           Net Increase (Decrease) in Net
              Asset Value Resulting from
              Operations                                    (1.41)          0.32
           Dividends to Shareholders from Net
              Investment Income                               0.00          0.00
           Net Increase (Decrease) in Net
            Asset Value                                     (1.41)          0.32

        Net Asset Value -- End of Period                  $   7.64      $   9.05
        Total Investment Return                        (20.77)%***         3.67%

        Ratios to Average Net Assets
           Net Expenses                                 1.45%***++         1.33%
           Net Investment Income                          0.00%***       (0.01)%

        Supplementary Data
           Portfolio Turnover Rate****                     743.33%     1,036.37%
           Average Commission Rate Paid*****                0.0101        0.0151
           Net Assets, End of Period (000's omitted)    $   23,680    $   36,574

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 1.49%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: December 1, 1993.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.
        *****For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales on equity securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                   The Rydex Precious Metals Fund
                                                       Period Ended
                                                       Year Ended       June 30,
                                                      June 30, 1995     1994**
        Per Share Operating Performance:+
        Net Asset Value -- Beginning of Period       $  8.29      $   10.00

           Net Investment Income                        0.10           0.01
           Net Realized and Unrealized Gains
              (Losses) on Securities                    0.43         (1.72)

           Net Increase (Decrease) in Net
              Asset Value Resulting from
              Operations                                0.53         (1.71)
           Dividends to Shareholders from Net
              Investment Income                        (0.09)         0.00
           Net Increase (Decrease) in Net
            Asset Value                                 0.44         (1.71)

        Net Asset Value -- End of Period          $     8.73     $     8.29
        Total Investment Return                         6.21%       (29.27)%

        Ratios to Average Net Assets
           Net Expenses                                1.38%       2.06%***
           Net Investment Income                       1.15%       1.23%***

        Supplementary Data
           Portfolio Turnover Rate****             1,765.00%      2,728.00%
           Average Commission Rate Paid*****            --             --
           Net Assets, End of Period (000's       $  40,861     $    1,526
           omitted)

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
        assets is 1.49%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: December 1, 1993.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.
        *****For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose its average commission rate per share for purchases and sales on equity securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                   The Rydex U.S. Government
                                                   Bond Fund

                                                                              Year
                                                      Period Ended           Ended
                                                    March 31,1997*    June 30,1996
      Per Share Operating Performance:+
      Net Asset Value -- Beginning of Period          $       8.97     $      9.55

         Net Investment Income                                0.34            0.46
         Net Realized and Unrealized Gains
            (Losses) on Securities                          (0.45)          (0.45)

         Net Increase (Decrease) in Net
            Asset Value Resulting from
            Operations                                      (0.11)            0.01
         Dividends to Shareholders from
            Net Investment Income                           (0.34)          (0.46)
         Distributions to Shareholders from
            Net Realized Capital Gain                         0.00          (0.13)
         Net Increase (Decrease) in Net
            Asset Value                                     (0.45)          (0.58)

      Net Asset Value -- End of Period                 $      8.52     $      8.97
      Total Investment Return                           (0.46)%***         (1.48)%

      Ratios to Average Net Assets
         Net Expenses                                   1.49%***++           1.26%
         Net Investment Income                            5.06%***           4.73%

      Supplementary Data
      Portfolio Turnover Rate****                          962.17%         780.30%

      Net Assets, End of Period (000's omitted)          $   3,302      $   18,331

      + The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
      ++   The annualized ratio of gross expenses to average net
           assets is 1.51%.
      * The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31.
      **   Commencement of Operations: January 3, 1994.
      ***  Annualized.
      **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                         The Rydex U.S. Government
                                                              Bond Fund

                                                        Year             Period
                                                        Ended            Ended
                                                  June 30, 1995    June 30, 1994**
        Per Share Operating Performance:+
        Net Asset Value -- Beginning of Period       $ 8.24     $  10.00

           Net Investment Income                       0.39         0.02
           Net Realized and Unrealized Gains
              (Losses) on Securities                   1.17       (1.76)

           Net Increase (Decrease) in Net
              Asset Value Resulting from
              Operations                               1.56       (1.74)
           Dividends to Shareholders from
              Net Investment Income                   (0.25)       (0.02)
           Distributions to Shareholders from
              Net Realized Capital Gain                0.00         0.00
           Net Increase (Decrease) in Net
              Asset Value                              1.31        (1.76)

        Net Asset Value -- End of Period         $     9.55   $     8.24
        Total Investment Return                       18.97%     (32.63)%

        Ratios to Average Net Assets
           Net Expenses                               2.26%     3.05%***
           Net Investment Income                      4.64%     3.39%***

                                      26

        Supplementary Data
           Portfolio Turnover Rate****            3,452.59%    1,290.00%
           Net Assets, End of Period
           (000's omitted)                       $    2,592    $   1,564

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 1.51%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: January 3, 1994.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                         The Juno Fund
                                             Period         Period  Period
                                             Ended          Year    Ended
                                             March         Ended    Period
                                           31,1997*  June 30,1996   June 30,1995**
        Per Share Operating Performance:+       $9.47   $      $9.08      $10.00
        Net Asset Value -- Beginning of
        Period

           Net Investment Income                   0.25         0.34       0.14
           Net Realized and Unrealized
           Gains                                   0.00         0.05     (1.06)
              (Losses)  on Securities

           Net Increase (Decrease) in Net
           Asset Value Resulting from
           Operations                              0.25         0.39    (0.92)
           Dividends to Shareholders from
           Net Investment Income                 (0.03)         0.00     0.00
           Net Increase (Decrease) in Net
           Asset  Value                            0.22         0.39   (0.92)

        Net Asset Value -- End of Period     $     9.69     $   9.47  $ 9.08
        Total Investment Return                3.75%***         4.30%  (9.20)%

        Ratios to Average Net Assets
           Net Expenses                      1.58%***++         1.64%  1.50%***
           Net Investment Income                  3.51%         3.63%  1.32%***

        Supplementary Data
           Portfolio Turnover Rate****            0.00%         0.00%   0.00%
           Net Assets, End of Period

           (000's  omitted)                    $ 32,577     $  18,860  $4,301

        + The per share data of the Financial Highlights table is
          calculated using the daily shares outstanding average for
          the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 1.60%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: March 3, 1995.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Juno Fund typically holds most of its investments in options and futures contracts which are deemed short-term securities.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                    The Rydex U.S. Government Money
                                                             Market Fund

                                                   Period Ended       Year Ended
                                                      March 31,         June 30,
                                                          1997*             1996
        Per Share Operating Performance:+          $       1.00      $      1.00
        Net Asset Value -- Beginning of Period

           Net Investment Income                           0.03             0.04
           Net Realized and Unrealized Gains
              on Securities                                0.00             0.00

           Net Increase in Net Asset Value
               Resulting from Operations                   0.03             0.04
           Dividends to Shareholders from Net
              Investment Income                          (0.03)           (0.04)
           Net Increase in Net Asset Value                 0.00             0.00

        Net Asset Value End of Period                $     1.00       $     1.00
        Total Investment Return                        4.39%***            4.60%

        Ratios to Average Net Assets
           Net Expenses                              0.86%***++            0.99%
           Net Investment Income                       4.06%***            4.18%

        Supplementary Data
           Portfolio Turnover Rate ****                   0.00%            0.00%
           Net Assets, End of Period (000's
        omitted)                                      $ 283,553        $ 153,925

        +    The per share data of the Financial Highlights table is
             calculated using the daily shares outstanding average for
             the year.
        ++   The annualized ratio of gross expenses to average net
             assets is 0.86%.
        *    The Trustees, on March 12, 1997, changed the Trust's
             fiscal year end from June 30 to March 31.
        **   Commencement of Operations: December 3, 1993.
        ***  Annualized.
        **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

   FINANCIAL HIGHLIGHTS OF THE FUNDS

   (For a Share Outstanding Throughout Each Period)

   The following financial highlights relating to the Rydex Funds, for the periods identified, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the columns for the period ended March 31, 1997, therefore, reflects nine months of financial activity for each of the Rydex Funds. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                  The Rydex U.S. Government Money
                                                          Market Fund

                                                     Year Ended      Period Ended
                                                        June30,          June 30,
                                                          1995             1994**
      Per Share Operating Performance:+            $   1.00        $      1.00
      Net Asset Value -- Beginning of
      Period

         Net Investment Income                         0.04               0.01
         Net Realized and Unrealized Gains
            on Securities                              0.00               0.00

         Net Increase in Net Asset Value
             Resulting from Operations                 0.04               0.01
         Dividends to Shareholders from Net
            Investment Income                         (0.04)             (0.01)
         Net Increase in Net Asset Value               0.00               0.00

      Net Asset Value End of Period             $      1.00         $     1.00
      Total Investment Return                          4.43%              2.47%

      Ratios to Average Net Assets
         Net Expenses                                  0.89%           1.16%***
         Net Investment Income                         4.23%           2.34%***

      Supplementary Data
         Portfolio Turnover Rate ****                  0.00%              0.00%
         Net Assets, End of Period (000's
            omitted)                              $ 284,198          $  88,107

      + The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
      ++   The annualized ratio of gross expenses to average net
           assets is 0.86%.
      * The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31.
      **   Commencement of Operations: December 3, 1993.
      ***  Annualized.
      **** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

                      INVESTMENT OBJECTIVES AND POLICIES

        General
        The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

        Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with the respective benchmarks. Rather, the Advisor primarily uses statistical and quantitative analysis to determine the investments the Fund makes and techniques it employs. While the Advisor attempts to minimize any "tracking error" (that statistical measure of the difference between the investment results of a Fund and the performance of its benchmark), certain factors will tend to cause the Fund's investment results to vary from a perfect correlation to its benchmark. The Funds, however, do not expect that their total returns will vary adversely from their respective current benchmarks by more than ten percent over a year. See "Special Risk Considerations." It is the policy of these Funds to pursue their investment objectives regardless of market conditions, to remain nearly fully invested and not to take defensive positions.

        The investment objectives (including the benchmarks of the Nova and Ursa Funds) and certain investment restrictions of the Funds are fundamental policies and may not be changed without the affirmative vote of at least the majority of the outstanding shares of that Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Funds not specified as fundamental (including the benchmarks of the Funds other than Nova and Ursa Funds) may be changed by the trustees of the Trust (the "Trustees") without the approval of shareholders.

        The Trustees may consider changing a Fund s benchmark (to the extent permitted) if, for example, the current benchmark becomes unavailable; the Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for a Fund that is "leveraged" or proprietary. Of course, there can be no assurance that a Fund will achieve its objective.

        The Nova Fund
        The investment objective of the Nova Fund is to provide investment returns that correspond to 150% of the performance of the S&P500 Index. In attempting to achieve its objective, the Nova Fund expects that a substantial portion of its assets usually will be devoted to employing certain investment techniques. These techniques include engaging in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under the techniques in which the Nova Fund engages, the Nova Fund will generally incur a loss if the price of the underlying security or index decreases between the date of the employment of the technique and the date on which the Nova Fund terminates the position. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest income the Nova Fund pays or receives as the result of the transaction. The Nova Fund may also invest in shares of individual securities which are expected to track the Nova Fund s benchmark.

        In contrast to returns on a mutual fund that seeks to approximate the return of the S&P500 Index, the Nova Fund should increase gains to investors during periods when the prices of the securities in the S&P500 Index are rising and increase losses to investors during periods when they are declining. Investors in the Nova Fund could experience substantial losses during sustained periods of falling equity prices.



        The Ursa Fund
        The Ursa Fund is designed to allow shareholders to hedge an existing portfolio of securities or mutual fund shares or to speculate on anticipated decreases in the S&P500 Index. The Ursa Fund's investment objective is to provide investment results that will inversely correlate to the performance of the S&P500 Index. The Ursa Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of the Ursa Fund may diverge significantly from the cumulative percentage decrease or increase in the S&P500 Index due to a compounding effect.

        If the Ursa Fund achieved a perfect inverse correlation for any single trading day, the net asset value of the shares of the Ursa Fund would increase for that day in direct proportion to any decrease in the level of the S&P500 Index. Conversely, the net asset value of the shares of the Ursa Fund would decrease for that day in direct proportion to any increase in the level of the S&P500 Index for that day. For example, if the S&P500 Index were to decrease by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a gain in net asset value of approximately 1% for that day. Conversely, if the S&P500 Index were to increase by 1% by the close of business on a particular trading day, investors in the Ursa Fund would experience a loss in net asset value of approximately 1% for that day.

        Even if there is a perfect inverse correlation between the Ursa Fund and the S&P500 Index on a daily basis, however, the symmetry between the changes in the S&P500 Index and the changes in the value of shares in the Ursa Fund can be significantly altered over time by a compounding effect.
        Thus, if the Ursa Fund achieved a perfect inverse correlation with the S&P500 Index on every trading day over an extended period, and if there were a significant decrease in the level of the S&P500 Index during that period, there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the level of the S&P500 Index. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the level of the S&P500 Index over that period, then there would be a compounding effect with the result that the net asset value of the shares of the Ursa Fund for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the level of the S&P500 Index for that period.

        The Ursa Fund intends to pursue its investment objective regardless of market conditions and does not intend to take defensive positions in anticipation of rising equity prices. Consequently, investors in the Ursa Fund may experience substantial losses during sustained periods of rising equity prices.

        In pursuing its investment objective, the Ursa Fund generally does not invest in traditional securities, such as common stock of operating companies. Rather, the Ursa Fund employs certain investment techniques, including engaging in short sales and in certain transactions in stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes. Under these techniques, the Ursa Fund will generally incur a loss if the price of the underlying security or index increases between the date of the employment of the technique and the date on which the Ursa Fund terminates the position. The Ursa Fund will generally realize a gain if the underlying security or index declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain or loss on an investment technique may be affected by any premium or amounts in lieu of dividends or interest that the Ursa Fund pays or receives as the result of the transaction.

        The Rydex OTC Fund
        The investment objective of the OTC Fund is to provide investment results that correspond to a benchmark for over-the-counter securities. The OTC Fund's current benchmark is the NASDAQ 100 Index.

        The OTC Fund does not aim to hold all of the 100 securities included in the NASDAQ 100 Index. Instead, the OTC Fund intends to hold representative securities included in the NASDAQ 100 Index or other instruments which the Advisor believes will provide returns that correspond to those of the NASDAQ 100 Index. The OTC Fund may engage in transactions on stock index futures contracts, options on stock index futures contracts, and options on securities and stock indexes.

        Companies whose securities are traded on the over-the-counter ("OTC") markets may include smaller market-capitalization or newer companies than those listed on the New York Stock Exchange (the "NYSE") or the American Stock Exchange (the "AMEX"). OTC companies may have limited product lines, or relatively new products or services, and may lack established markets, depth of experienced management, or financial resources and the ability to generate funds. The securities of these companies also may have limited marketability and may be more volatile in price than securities of larger-capitalized or more well-known companies. Among the reasons for the greater price volatility of securities of certain smaller OTC companies are the less certain growth prospects of comparably smaller firms, and the greater sensitivity of smaller-capitalized companies to changing economic conditions than larger-capitalized, exchange-traded securities. Conversely, because many of these OTC securities may be overlooked by investors and undervalued in the marketplace, there may be potential for significant capital appreciation.

        The Rydex Precious Metals Fund
        The investment objective of the Metals Fund is to provide investment results that correspond to a benchmark primarily for metals-related securities. The Metals Fund s current benchmark is the XAU Index.

        Metals-related investments are considered speculative and are influenced by a host of world-wide economic, financial, and political factors. Historically, the prices of gold and precious metals have been subject to wide price movements caused by political as well as economic factors, and, accordingly, prices of equity securities of companies involved in the precious metals-related industry have been volatile. Such fluctuation and volatility may be due to changes in inflation or in expectations regarding inflation in various countries, the availability of supplies of such precious metals and minerals, changes in industrial and commercial demand, metal and mineral sales by governments, central banks, or international agencies, investment speculation, monetary and other economic policies of various governments, and governmental restrictions on the private ownership of certain precious metals and minerals. Such price volatility in precious metals prices will have a similar effect on the Metals Fund's share prices. The Fund may invest in other securities that are expected to perform in a manner that will assist the Metals Fund s performance to closely track the XAU Index.

        The Metals Fund may invest in securities of foreign issuers. These securities present certain risks not present in domestic investments and expose the investor to general market conditions which differ significantly from those in the United States. Securities of foreign issuers may be affected by the strength of foreign currencies relative to the U.S. dollar or by political or economic developments in foreign countries. Foreign companies may not be subject to accounting standards or governmental regulations comparable to those that affect United States companies, and there may be less public information about the operations of foreign companies.
        Foreign securities also may be subject to foreign government taxes that could reduce the yield on such securities.

        The Rydex U.S. Government Bond Fund
        The investment objective of the Bond Fund is to provide investment results that correspond to a benchmark for U.S. Government Securities. The Bond Fund s current benchmark is 120% of the price movement of the Long Bond, without consideration of interest paid.

        In attempting to achieve this objective, the Bond Fund invests primarily in U.S. Government Securities. U.S. Government Securities are obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by agencies or instrumentalities of the U.S. Government. The Bond Fund may engage in transactions in futures contracts and options on futures contracts on U.S. Treasury bonds. The Bond Fund also may invest in U.S. Treasury zero coupon bonds.
        While U.S. Government Securities provide substantial protection against credit risk, investment in those securities do not protect investors against price changes due to changing interest rate levels and, as such, the share price of the Bond Fund is not guaranteed and will fluctuate over time. Accordingly, the return of the Bond Fund should move inversely with movements in prevailing interest rates on the Long Bond. The Fund intends to adjust its portfolio each time the Long Bond is issued (currently twice yearly) in an attempt to track the price movement of the newly-issued Long Bond. See "The Benchmarks."

        The Juno Fund
        The Juno Fund is designed to allow investors to hedge an existing portfolio of securities or mutual fund shares against general increases in interest rates or to speculate on anticipated decreases in the price of the Long Bond. The Juno Fund s investment objective is to provide total return before expenses and costs that will inversely correlate to the price movements of a benchmark debt instrument or futures contract on a specified debt instrument. The Long Bond has been designated as the Juno Fund s current benchmark.

        In attempting to achieve its objective, the Fund intends to devote its assets primarily to employing certain investment techniques. The investment techniques that may be employed by the Fund include engaging in short sales on U.S. Treasury bonds and engaging in transactions in futures contracts on U.S. Treasury bonds and options on such contracts to produce synthetic short positions. These techniques are highly specialized and involve certain risks not traditionally associated with investment companies. Under these techniques, the Fund will generally incur a loss if the price of the underlying security or futures contract increases between the date of the employment of the technique and the date on which the Fund terminates the position. The Fund will generally realize a gain if the underlying security or futures contract declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security.

        The Juno Fund seeks to achieve this inverse correlation result on each trading day. While a close correlation can be achieved on any single trading day, over time the cumulative percentage increase or decrease in the Juno Fund's total return before expenses and costs may diverge significantly from the cumulative percentage decrease or increase in the price of the Long Bond due to a compounding effect. If the Juno Fund achieved a perfect inverse correlation for any single trading day, the Juno Fund's total return before expenses and costs would increase for that day in direct proportion to any decrease in the price of the Long Bond. Conversely, the Juno Fund's total return before expenses and costs would decrease for that day in direct proportion to any increase in the price of the Long Bond for that day. For example, if the price of the Long Bond were to decrease by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a gain in total return before expenses and costs of approximately 1% for that day. Conversely, if the price of the Long Bond were to increase by 1% by the close of business on a particular trading day, investors in the Juno Fund would experience a loss in total return before expenses and costs of approximately 1% for that day.

        Even if there is a perfect inverse correlation between the Juno Fund's total return before expenses and costs and the price of the Long Bond on a daily basis, however, the symmetry between the changes in the price of the Long Bond and the changes in the Juno Fund's total return can be significantly altered over time by a compounding effect. Thus, if the Juno Fund achieved a perfect inverse correlation with the price of the Long Bond on every trading day over an extended period, and if there were a significant decrease in the price of the Long Bond during that period, there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally increase by a percentage that is somewhat greater than the percentage of decrease in the price of the Long Bond. Conversely, if a perfect inverse correlation were maintained over an extended period and if there were a significant increase in the price of the Long Bond over that period, then there would be a compounding effect with the result that the Juno Fund's total return before expenses and costs for that period should generally decrease by a percentage that is somewhat less than the percentage increase in the price of the Long Bond for that period.

        For purposes of determining the Juno Fund's total return before expenses and costs, costs include the Juno Fund s "carrying cost" in maintaining short positions. When entering an actual or synthetic short position on the Long Bond, the Juno Fund must effectively pay interest equal to interest accrued on the underlying U.S. Treasury bond. The difference, if any, between the interest effectively paid by the Juno Fund on its short positions and any interest earned by the Juno Fund on its assets is the Juno Fund s carrying cost.

        The interest rate on a U.S. Treasury bond is set at the time the particular bond is issued and does not change for the maturity of the bond so that the interest paid on the bond is constant throughout the life of the bond. The price at which a previously-issued U.S. Treasury bond can be bought and sold in the open market, however, does change. The market value of U.S. Treasury bonds rises when interest rates in general decrease and falls when interest rates in general increase. Accordingly, if the Juno Fund is successful in meeting its investment objective, the Fund s total return should rise with increases in interest rates and fall with decreases in interest rates.

        The Rydex U.S. Government Money
        Market Fund
        The investment objectives of the Money Market Fund are security of principal, high current income, and liquidity. The Money Market Fund seeks to achieve its objectives by investing in U.S. Government Securities, including money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, as well as in repurchase agreements collateralized fully by U.S. Government Securities. An investment in the Money Market Fund is neither insured nor guaranteed by the U.S. Government. The Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

        The Money Market Fund may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are pro rata interests in U.S. Government Securities; and instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

        The Benchmarks

        The S&P500 Index (SPX).   Standard & Poor's Corporation
        ("S&P") chooses the 500 stocks comprising the S&P500 Index on the basis of market values and industry diversification. Most of the stocks in the S&P500 Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and such companies are generally listed on the NYSE. Additional stocks that are not among the 500 largest market value stocks are included in the S&P500 Index for diversification purposes. S&P will not be a sponsor of, or in any other way affiliated with, the Funds.

        The NASDAQ 100 IndexTM (NDX).   The NASDAQ 100 IndexTM is a
        capitalization-weighted index composed of 100 of the largest non-financial securities listed on the NASDAQ Stock Market. The index was created in 1985.

        The XAU Index.   The XAU Index is a capitalization-weighted
        index featuring eleven widely-held securities in the gold and silver mining and production industry or companies investing in such mining and production companies. The XAU Index was set to an initial value of 100 in January 1979. The following issuers are currently included in the XAU Index: ASA Limited; Barrick Gold Corp.; Battle Mountain Gold Co.; Echo Bay Mines Limited; Hecla Mining Co.; Homestake Mining Co.; Newmont Mining Corp.; Placer Dome Inc.; Pegasus Gold, Inc.; TVX Gold, Inc.; and Coeur D'Alene Mines Corp. While the majority of these companies are based in North America, they generally have operations in countries based outside North America.

        The Long Bond.   The Long Bond is the U.S. Treasury bond with
        the longest maturity. Currently, the longest maturity of a U.S. Treasury bond is 30 years. At this time, the 30-year U.S. Treasury bond is issued twice yearly. In the future, the U.S. Treasury may change the number of times each year that the Long Bond is issued.

                         SPECIAL RISK CONSIDERATIONS

        Shareholders should consider the special factors discussed below that are associated with the investment policies of the Funds in determining the appropriateness of investing in the Funds.

        Portfolio Turnover
        The Trust anticipates that investors in the Funds, as part of an asset-allocation or market-timing investment strategy, will frequently redeem shares of a particular Fund, as well as exchange their shares of a particular Fund for shares in other Funds pursuant to the exchange policy of the Trust (see "Exchanges"), which would cause that Fund to experience high portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed by the Securities and Exchange Commission (the "Commission"), the portfolio turnover rate for each Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. The Nova Fund, the Ursa Fund, and the Juno Fund typically hold most of their investments in short-term options and futures contracts, which, therefore, are excluded for purposes of computing portfolio turnover. See "Financial Highlights of the Funds" and "Taxes."


        Significant portfolio turnover will tend to increase the realization by a Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by a Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If a Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore, a Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.

        Tracking Error
        While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are:
        (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund;
        (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging). For further information regarding these factors, see "Tracking Error" in the Statement of Additional Information.

        Aggressive Investment Techniques
        Each of the Funds (other than the Money Market Fund) may engage in certain aggressive investment techniques which may include engaging in short sales and transactions in futures contracts and options on securities, securities indexes, and futures contracts. The Trust expects that the Nova Fund, the Ursa Fund, and the Juno Fund will primarily use these techniques in seeking to achieve their objectives and that a significant portion (up to 100%) of the assets of these Funds will be held in cash or liquid securities in a segregated account by these Funds as "cover" for these investment techniques.

        Participation in the options or futures markets by a Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. For further information regarding these investment techniques, see "Investment Techniques and Other Investment Policies."

        Early NASDAQ Closings
        The normal close of trading of securities listed on the National Association of Securities Dealers Automated Quotations (the "NASDAQ"), which is operated by the National Association of Securities Dealers, Inc. (the "NASD"), is 4:00 P.M. While an infrequent occurrence, the NASD has closed trading on the NASDAQ as much as 15 minutes prior to the normal close because of computer systems failures. Early closing of the NASDAQ may result in a Fund being unable to sell (or buy) OTC securities traded on the NASDAQ on that day. If the NASDAQ closes prior to the close of business on a day when one or more of the Funds needs to execute a high volume of trades late in a trading day, a Fund, in particular the OTC Fund, might incur substantial trading losses.

                       INVESTMENT TECHNIQUES AND OTHER
                             INVESTMENT POLICIES

        Futures Contracts and Options Thereupon
        The Nova Fund and the OTC Fund may purchase stock index futures contracts as a substitute for a comparable market position in the underlying securities. The Ursa Fund may sell stock index futures contracts. The Bond Fund may purchase futures contracts on U.S. Government Securities as a substitute for a comparable market position in the cash market. The Juno Fund may sell futures contracts on U.S. Government Securities. The principal trading markets for S&P500 index futures contracts and U.S. Treasury bond futures contracts are the Chicago Mercantile Exchange (the "CME") and the Chicago Board of Trade (the "CBOT"), respectively.

        A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

        The Nova Fund and the OTC Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock index futures contracts. The Bond Fund may purchase call options and write put options on U.S. Government Securities futures contracts and the Juno Fund may write call options and purchase put options on futures contracts on U.S. Government Securities.

        When a Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, each Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position, to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes."

        The Funds may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of
        Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which each of these Funds would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, a Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.

        When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund "covers" its position.
        To cover its position, a Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        A Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

        Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

        Index Options Transactions
        The Nova Fund, the OTC Fund, and the Metals Fund may purchase call options and write (sell) put options, and the Ursa Fund may purchase put options and write call options, on stock indexes. All of the Funds may write and purchase put and call options on stock indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes."

        A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

        Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter options will be subject to the respective Fund s 15% limitation on investment in illiquid securities. See "Illiquid Securities."

        Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Advisor intends to comply with all limitations.

        Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing
        (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Whether a Fund will realize a profit or loss by the use of options on stock indexes will depend on movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with the Fund s custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

        Options on Securities
        The Nova Fund, the OTC Fund, and Metals Fund may buy call options and write (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing (selling) a call option and receiving a premium, a Fund becomes obligated during the term of the option to deliver the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price. Options on securities written (sold) by the Funds will be conducted on recognized securities exchanges.

        When writing (selling) call options on securities, a Fund may cover its position by owning the underlying security on which the option is written. Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share for share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and maintaining in a segregated account cash or liquid securities equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by depositing and maintaining in a segregated account cash or liquid securities equal in value to the exercise price of the call option written by the Fund. When a Fund writes (sells) a put option, the Fund will have and maintain on deposit with its custodian bank cash or liquid securities having a value equal to the exercise value of the option. The principal reason for a Fund to write (sell) call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

        If a Fund that writes (sells) an option wishes to terminate the Fund s obligation, the Fund may effect a "closing purchase transaction." The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer s position will be canceled by the Options Clearing Corporation. However, a writer (seller) may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a "closing sale transaction." The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date.

        A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written (sold) by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

        A Fund will realize a gain (or a loss) on a closing sale transaction with respect to a call or a put option previously purchased by the Fund if the premium, less commission costs, received by the Fund on the sale of the call or the put option to close the transaction is greater (or less) than the premium, plus commission costs, paid by the Fund to purchase the call or the put option. If a put or a call option which the Fund has purchased expires out-of-the-money, the option will become worthless on the expiration date, and the Fund will realize a loss in the amount of the premium paid, plus commission costs.

        Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired.

        Because option premiums paid or received by a Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in common stocks.

        Short Sales
        The Ursa Fund and the Juno Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

        Until the Ursa Fund or Juno Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund s short position.

        The Nova Fund, the OTC Fund, and the Metals Fund each may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box"). These Funds may make a short sale when the Fund wants to sell the security the Fund owns at a current attractive price, but also wishes to defer recognition of a gain or loss for Federal income tax purposes and for purposes of satisfying certain tests applicable to regulated investment companies under the Internal Revenue Code.

        U.S. Government Securities
        The Bond Fund and the Money Market Fund may invest in U.S. Government Securities in pursuit of their investment objectives. The Funds, except for the Money Market Fund, may invest in U.S. Government Securities as "cover" for the investment techniques these Funds employ as part of a cash reserve or for liquidity purposes.

        Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of a Fund s portfolio investments in these securities.

        Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which a Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

        U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

        Repurchase Agreements
        U.S. Government Securities include repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. A Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The Advisor will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with any of the Funds. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Funds to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of their investment policies.

        Illiquid Securities
        While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the Commission staff, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.


        Cash Reserve
        As a cash reserve or for liquidity purposes, each Fund may temporarily invest all or part of the Fund s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government Securities, certificates of deposit, bankers' acceptances, or repurchase agreements secured by U.S. Government Securities.

        Other Investment Policies
        The Funds also may engage in certain other investment practices described below, however none of the Funds presently intends to invest more than 5% of the Fund's net assets in any of these practices. Each of the Funds may purchase securities on a when-issued or delayed-delivery basis, and also may lend portfolio securities to brokers, dealers, and financial institutions. Each Fund may borrow money, and the Nova and Bond Funds also may borrow money for investment purposes.
        Each Fund (other than the Bond Fund and the Money Market Fund) may invest in the securities of other investment companies to the extent permitted by Section 12(d)(1) of the 1940 Act or by the conditions of any exemptive order relating to that section that may be obtained by the Trust. In addition, each Fund (including both the Bond Fund and the Money Market Fund) may invest in securities of investment companies acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. In addition, the Bond and Juno Funds also may invest in U.S. Treasury zero coupon securities, while each of the Ursa, Juno, and Money Market Funds also may use reverse repurchase agreements as part of that Fund's investment strategies. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

                          PORTFOLIO TRANSACTIONS AND
                                  BROKERAGE

        The Advisor determines which securities to purchase and sell for each Fund, selects brokers and dealers to effect the transactions, and negotiates commissions. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder. In placing orders for portfolio transactions, the Advisor s policy is to obtain the most favorable price and efficient execution available. Brokerage commissions are normally paid on exchange-traded securities transactions and on options and futures transactions, as well as on common stock transactions. In order to obtain the brokerage and research services described below, a higher commission may sometimes be paid. The ability to receive research services, however, may be a factor in the selection of one dealer acting as a principal over another.

        When selecting broker-dealers to execute portfolio transactions, the Advisor considers many factors including the rate of commission or size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution and operational capabilities of the broker-dealer, and the research, statistical and economic data furnished by the broker-dealer to the Advisor. The Advisor uses these services in connection with all of the Advisor s investment activities, including other investment accounts the Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Advisor in providing investment advisory services to the Funds.

                          HOW TO INVEST IN THE FUNDS

        For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Rydex Funds is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Rydex Funds is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances. The shares of each Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in a Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of a Fund s shares in whole or in part. There is no minimum amount for subsequent investments in a Fund. The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

        Investments in the Funds may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

        By Mail: Fill out an application and make out a check payable to "Rydex Series Trust." Mail the check, along with the application, to:

          Rydex Series Trust
          6116 Executive Boulevard, Suite 400
          Rockville, Maryland  20852

        By Bank Wire Transfer: First, fill out an application and fax the completed application, along with a request for a shareholder account number, to the Trust at (301) 468-8585. Then, request that your bank wire transfer the purchase amount to our custodian, Star Bank, N.A., along with the following instructions:

          Star Bank, N.A.
          Routing Number: 0420-00013
          For Account of Rydex Series Trust
          Trust Account Number: 48038-9030
          Your Name
          Your Shareholder Account Number

        After instructing your bank to transfer money by wire, you must call the Trust and inform the Trust as to the amount that you have transferred and the name of the bank sending the transfer in order to obtain same-day pricing or credit. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

        Shares of the Rydex Funds are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. Initial applications and investments, as well as subsequent investments, in the Rydex Funds made by mail must be received in good form at the Trust, on any business day, at or prior to 2:00 P.M., Eastern Time, in order to be processed for that day's pricing or credit. Wire transfers for both initial investments (which must be preceded by a faxed application) and subsequent investments in the Rydex Funds must be received in good form at the Trust, on any business day, by the cut-off times for redemption and exchange requests indicated below under Procedures For Redemptions and Exchanges in order to be processed for that day's pricing or credit. An initial application that is faxed to the Trust does not constitute a purchase order until the application has been processed and correct payment by check or wire transfer has been received by the Trust.

        If no Rydex Fund allocation is indicated either on (i) an application received by the Trust for an initial purchase order or (ii) on the check or the wire transfer instructions for subsequent purchase orders, then the purchase amount for that order automatically will be deposited into the Rydex U.S. Government Money Market Fund.

        In the interest of economy and convenience, physical certificates representing a Fund s shares are not issued.
        Shares of each Fund are recorded on a register by the Trust s transfer agent.

                           REDEEMING AN INVESTMENT
                                (WITHDRAWALS)

        General
        An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of a Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

        The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

        Each Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust s transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

        With respect to each Fund, the right of redemption may be suspended, or the date of payment postponed: (i) for any period during which the NYSE, the Federal Reserve Bank of New York (the "New York Fed"), the NASDAQ, the CME, or the CBOT, as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the NASDAQ, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection
        of the Fund s investors.    On any day that the New York Fed
        or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Net Asset Value.")

        Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

        Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or
        (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days' notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Rydex Fund shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period).

        Draft Checks
        With respect to shares of the Money Market Fund, investors may elect to redeem such shares by draft check (minimum check - $500) made payable to the order of any person or institution. Upon the Trust s receipt of a completed signature card, investors will be supplied with draft checks which are drawn on the Money Market Fund s account and are paid through the Money Market Fund s custodian, Star Bank, N.A. The Trust reserves the right to change or suspend this checking service. There is a $25 charge for each stop payment request on the draft checks. Investors are subject to the same rules and regulations that the banks apply to checking accounts. An investor's Money Market Fund account may not be closed by draft check.

                                  EXCHANGES

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved. Exchanges with respect to Self-Directed Accounts must be for at least the lesser of $1,000 or 100% of the account value for both the Rydex Fund from which the transfer is to be made and each Rydex Fund into which the transfer is to be made. The Trust currently is composed of nine separate Rydex Funds, seven of which Funds, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), are described in this Prospectus. The eighth and ninth series of the Trust, The Rydex High Yield Fund (the "High Yield Fund") and The Rydex Institutional Money Market Fund (the "Institutional Fund"), are each described in a separate prospectus; other separate Rydex Funds may be added in the future. The minimum initial investment in the Institutional Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000, and an exchange into the Institutional Fund is permitted only if the Institutional Fund's minimum investment of $2,000,000 is satisfied. Exchanges may be made by letter or by telephone subject to the procedures set forth below.

        To implement an exchange, shareholders should provide the following information: account name, account number or taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the OTC Fund, the Metals Fund, or the High Yield Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                        PROCEDURES FOR REDEMPTIONS AND
                                  EXCHANGES

        Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. With proper authorization, telephone and electronic redemption and transfer requests are also permitted. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Redemption and exchange requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Funds whose shares are being exchanged applies.

        The Nova, Ursa, and Rydex
          OTC Funds   . . . . . . . . .   3:45 P.M.
        The Rydex Precious Metals
          Fund  . . . . . . . .  .  . .   3:30 P.M.
        The Rydex U.S. Government
          Bond and Juno Funds . . . . .   2:45 P.M.
        The Rydex High Yield Fund .  . .  2:15 P.M.

        Telephone and electronic redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which a Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Precious Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone and electronic redemption and exchange privileges may be terminated or modified by the Trust at any time.

        When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone or electronic transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone and electronic instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone or electronic medium, including, among others, requiring some form of personal identification or password prior to acting upon instructions received by telephone or electronic medium, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone and electronic instructions. Investors also should be aware that telephone and electronic redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value of the shares of the Nova Fund, the Ursa Fund, the Metals Fund, and the OTC Fund is determined each day on which the NYSE is open for business as of the close of normal trading on the NYSE (currently 4:00 P.M., Eastern
        Time). The net asset value of the shares of the High Yield Fund, the Money Market Fund, and the Institutional Fund is determined each day on which both the NYSE and the New York Fed are open for business. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any of these holidays falls on a Sunday. The High Yield Fund determines its net asset value at 3:00 P.M., Eastern Time, and the Money Market Fund and the Institutional Fund each determines its net asset value at 1:00 P.M., Eastern Time, on such days. The net asset value of the shares of the Bond Fund and the Juno Fund is determined each day on which the CBOT is open for trading futures contracts on U.S. Treasury bonds as of the close of normal trading on the CBOT (normally 3:00 P.M., Eastern Time). Currently, the CBOT is closed on weekends and on the following holidays: (i) New Year s Day, Martin Luther King, Jr. Day, President s Day, Memorial Day, July Fourth, Labor Day, Columbus Day, Veterans Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any one of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of a Fund are traded in other markets on days when the Fund's principal trading market(s) is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares.
        Although the Trust expects the same holiday schedules to be observed in the future, the NYSE, the CBOT, and the New York Fed each may modify its holiday schedule at any time.

        The net asset value of a Fund serves as the basis for the purchase and redemption price of that Fund s shares. The net asset value per share of a Fund is calculated by dividing the market value of the Fund's securities plus the values of its other assets, less all liabilities, by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Advisor using methods established or ratified by the Board of Trustees.

        The Money Market Fund will utilize the amortized cost method in valuing that Fund s portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Money Market Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Money Market Fund s portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.

        For purposes of determining net asset value per share of a Fund, options and futures contracts will be valued 15 minutes after the 4:00 P.M., Eastern Time, close of trading on the NYSE, except that U.S. Treasury bond options and futures contracts traded on the CBOT will be valued at 3:00 P.M., Eastern Time, the close of trading of that exchange. Options on securities and indices purchased by a Fund generally are valued at their last bid price in the case of exchange-traded options or, in the case of options traded in the OTC market, the average of the last bid price as obtained from two or more dealers unless there is only one dealer, in which case that dealer s price is used. The value of a futures contract equals the unrealized gain or loss on the contract that is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. The value of options on futures contracts is determined based upon the current settlement price for a like option acquired on the day on which the option is being valued. A settlement price may not be used for the foregoing purposes if the market makes a limit move with respect to a particular commodity.

        On days when the CBOT is closed during its usual business hours, but the shares of the Bond Fund or Juno Fund have been purchased, redeemed, and/or exchanged, the portfolio securities held by the Bond Fund or Juno Fund which are traded on the CBOT are valued at the earlier of (i) the time of the execution of the last trade of the day for the Bond Fund or

        Juno Fund in those CBOT-traded portfolio securities and (ii) the time of the close of the CBOT Evening Session. On days when the CBOT is closed during its usual business hours and there is no need for the Bond Fund or Juno Fund to execute trades on the CBOT, the value of the CBOT-traded portfolio securities held by the Bond Fund or Juno Fund will be the mean of the bid and asked prices for those CBOT-traded portfolio securities at the open of the CBOT Evening Session.

        OTC securities held by a Fund shall be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges or foreign stock exchanges are taken at the last sales price of such securities on such exchange; if no sales price is reported, the mean of the last bid and asked price is used. For valuation purposes, all assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and the offered quotations of such currencies against U.S. dollars as last quoted by any recognized dealer. If such quotations are not available, the rate of exchange will be determined in good faith by the Trustees. Dividend income and other distributions are recorded on the ex-dividend date, except for certain dividends from foreign securities which are recorded as soon as the Trust is informed after the ex-dividend date.

        lIliquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

                        TAX-SHELTERED RETIREMENT PLANS

        Tax-sheltered retirement plans of the following types will be available to investors:

           Individual Retirement Accounts (IRAs)
           Keogh Accounts - Defined Contribution
                               Plans (Profit-Sharing Plans)
           Keogh Accounts - Pension Plans
                                 (Money Purchase Plans)

           Internal Revenue Code Section 403(b)
             Plans

        For retirement plan accounts that have engaged a registered investment adviser with discretionary authority over the retirement plan account with the Trust, the minimum initial investment in the Rydex Funds is $15,000. For retirement plan accounts that are Self-Directed Accounts, the minimum initial investment in the Rydex Funds is $25,000.

        Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 per account liquidation fee. Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.

                             TRANSACTION CHARGES

        In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25.00 for items returned for insufficient or uncollectible funds.

                         DIVIDENDS AND DISTRIBUTIONS

        General
        All income dividends and capital gains distributions of each Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of a Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

        The Nova Fund; The Ursa Fund; The Rydex OTC Fund; The Rydex Precious Metals Fund; The Juno Fund
        The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, and the Juno Fund each intend to distribute annually any net investment income and net realized capital gains to shareholders. The Trustees, however, may declare a special distribution for any of these Funds if the Trustees believe that such a distribution would be in the best interests of the shareholders of that Fund.

        The Rydex U.S. Government Bond Fund
        The Bond Fund intends (i) to declare dividends of ordinary income for shares of the Bond Fund on a daily basis, and to distribute these dividends to shareholders of the Bond Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Bond Fund. The Trustees, however, may declare a special distribution for the Bond Fund if the Trustees believe that such a distribution would be in the best interests of shareholders of the Bond Fund.

        The Rydex U.S. Government Money Market Fund
        The Money Market Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Money Market Fund on a daily basis and (ii) distributes these dividends to shareholders of the Money Market Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Money Market Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Money Market Fund of a constant net asset value per share of $1.00, or if the Trustees otherwise believe that such a revised policy would be in the best interests of the shareholders of the Money Market Fund.

                                    TAXES

        The Internal Revenue Code provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, each of the Funds will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. Because of the nature of the investment strategies and the expected turnover of the portfolios of the Funds, there can be no assurance that a Fund will qualify for such treatment. If a Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

        To qualify as a RIC under the Code, a Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized long- and short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

        Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by any of the Funds, and in particular by the Metals Fund. Income from investments in precious metals and minerals will not be qualifying income for purposes of the 90% Test. Therefore, the Metals Fund will seek to limit its investment transactions in precious metals and minerals so as to avoid a violation of the 90% Test.

        In addition, because of the anticipated frequency of redemptions and exchanges of the shares of the Funds, each of the Funds, other than the Money Market Fund, will have greater difficulty than other mutual funds in satisfying the 30% Test. The Trust expects that investors in the Funds, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Funds frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require a Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, each of the Funds intends to satisfy obligations in connection with redemptions and exchanges first by using available cash or borrowing facilities and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain. If a Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Funds (other than the Money Market Fund) also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Funds and Commission regulations). Notwithstanding these actions, there can be no assurance that a Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

        If the Trust determines that a Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for that Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of a Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

        Under current law, dividends derived from interest and dividends received by a Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of such Fund or are received in cash.

        Under current law, distributions of net long-term gains, if any, realized by a Fund and designated as capital gains distributions will be taxed to the shareholders of that Fund as long-term capital gains regardless of the length of time the shares of that Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Funds dividends in their own states and localities.

        Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

        Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Trust is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned.

                           MANAGEMENT OF THE TRUST

        Investment Adviser
        The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor. From 1985 until the incorporation of the Advisor, Mr. Viragh was a Vice President of Money Management Associates ("MMA"), a Maryland-based registered investment adviser. From 1992 to June 1993, Mr. Viragh was the portfolio manager of The Rushmore Nova Portfolio, a series of The Rushmore Fund, Inc., an investment company managed by MMA. From 1989 to 1992, Mr. Viragh was the Vice President of Sales and Marketing for The Rushmore Fund, Inc. Mr. Viragh received his bachelor s degree in Business Administration from Spring Hill College, of Mobile, Alabama, in 1964.

        The portfolio manager of the Ursa Fund and the OTC Fund is Michael P. Byrum, who is the Advisor's senior portfolio manager. Prior to joining the Advisor in July 1993, Mr. Byrum worked for one year as an investor representative with MMA. Mr. Byrum s responsibilities at MMA included brokerage solicitation and investor relations. Mr. Byrum received his bachelor s degree in Business Administration from Miami University, at Oxford, Ohio, in 1992.

        The portfolio manager for the Nova Fund and the Juno Fund is Thomas Michael, who joined the Advisor in March 1994. From 1992 to February 1994, Mr. Michael was a financial markets analyst at Cedar Street Investment Management Co., of Chicago, Illinois, an institutional consulting firm specializing in developing hedging and speculative strategies in stock index futures contracts and U.S. Treasury bond futures contracts. From 1989 to 1991, Mr. Michael was the Director of Research for Chronometrics, Inc., of Chicago, Illinois, a registered commodity trading advisor and was responsible for managing the firm s proprietary, on-line trading model for twelve financial futures contracts. Mr. Michael received his bachelor of arts degree in Geology from Colgate University, at Hamilton, New York, in 1974.

        The portfolio manager of the Metals Fund is T. Daniel Gillespie, who joined the Advisor in January 1997. From July 1994 to January 1997, Mr. Gillespie was a portfolio manager for GIT Investment Funds, a registered investment company in Arlington, Virginia, where Mr. Gillespie managed over $160 million in equity, bond, and money market mutual fund assets. From 1991 to 1994, Mr. Gillespie worked as a portfolio manager for The Rushmore Funds, Inc., in Bethesda, Maryland, a registered investment company, where Mr. Gillespie managed over $900 million in mutual fund assets. From 1988 to 1991, Mr. Gillespie worked as an account executive and stock broker for Wheat First Securities, of Bethesda, Maryland, where Mr. Gillespie managed portfolios for individual investors. From 1986 to 1988, Mr. Gillespie worked as an account executive and stock broker with Smith Barney, Inc., of Washington, D. C. Mr. Gillespie received his bachelor of arts degree in Accounting from the University of Maryland, at College Park, Maryland, in 1980, and received a masters degree in Business Administration from Averett College, at Danville, Virginia, in 1997.

        The portfolio manager of the Bond Fund is Anne H. Ruff, who joined the Advisor in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio manager for United Services Life Insurance Company ("USLICO"), in Arlington, Virginia, where Ms. Ruff managed $2.5 billion in fixed-income portfolios.
        From 1985 to 1989, Ms. Ruff worked as an assistant portfolio manager/securities analyst for USLICO. From 1979 to 1985, Ms. Ruff worked as a bank investment officer for First Union Corp. (formerly, First American Bank of Virginia) in McLean, Virginia, where Ms. Ruff managed the bank's federal funds and investment portfolio operations. Ms. Ruff received her bachelor of arts degree in French and Economics from Mary Grove College, at Detroit, Michigan, in 1966.

        Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Funds each pay the Advisor a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.75% for the Nova Fund, the OTC Fund, and the Metals Fund, 0.90% for the Ursa Fund and the Juno Fund, and 0.50% for the Bond Fund and the Money Market Fund.

        The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares, except for expenses in connection with the distribution of shares of the Institutional Fund and the High Yield Fund that are paid by these two Rydex Funds in accordance with distribution plans adopted by these Rydex Funds pursuant to Rule 12b-1 under the 1940 Act.

        Servicer
        General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Funds each pay the Servicer a fee at an annualized rate, based on the average daily net assets for each respective Fund, of 0.25% for the Nova Fund, Ursa Fund, and the Juno Fund and 0.20% for the other Funds.

        The Servicer provides the Trust and the Funds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Funds under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Funds, distributes dividends and distributions payable by the Funds, and produces statements with respect to account activity for the Funds and their shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

        Costs and Expenses
        Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses. For the nine-month period from July 1, 1996 through March 31, 1997, the total expenses paid (on an annualized basis) by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund were approximately 1.16%, 1.34%, 1.27%, 1.45%, 1.49%, 1.58%, and 0.86% of the respective Fund s average net assets.


                           PERFORMANCE INFORMATION

        Total Return Calculations
        From time to time, each of the Funds (other than the Money Market Fund) may advertise the total return of the Fund for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations, aggregate or average, over other time periods for the Fund also may be included.

        The total return of a Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the Fund at net asset value. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund.

        Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value. A more-detailed description of the method by which the total return of a Fund is calculated is contained in the Statement of Additional Information under "Calculation of Return Quotations."

        Yield Calculations
        In addition to total return information, the Bond Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Bond Fund s net income per share for a thirty-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding.

        For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the Commission to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Bond Fund in accordance with generally accepted accounting principles and from net income computed for Federal income tax reporting purposes. Thus, the yield computed for a period may be greater or lesser than the Bond Fund s then-current dividend rate.

        The Bond Fund s yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Bond Fund, portfolio maturity, and the Bond Fund s expenses.

        Yield quotations should be considered relative to changes in the net asset value of the Bond Fund s shares, the Bond Fund s investment policies, and the risks of investing in shares of the Bond Fund. The investment return and principal value of an investment in the Bond Fund will fluctuate so that an investor s shares, when redeemed, may be worth more or less than the original cost of such shares.

        From time to time, the Money Market Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Money Market Fund refers to the income generated by an investment in the Money Market Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Money Market Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A description of the respective methods by which the yield of the Bond Fund and the current and effective yields of the Money Market Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

        Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Bond Fund s or the Money Market Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Bond Fund and the Money Market Fund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

        Comparisons of Investment Performance
        In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a Fund, comparisons of the performance information of the Fund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, and the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a Fund s investment performance. In particular, performance information for the Nova Fund and the Ursa Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average; performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the NASDAQ 100 IndexTM; performance information for the Metals Fund may be compared to various unmanaged indexes, including, but not limited to its current benchmark, the XAU Index; and performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

        In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled
        (i) internally, (ii) by Lipper Analytical Services, Inc. ("Lipper"), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each Fund (other than the Money Market Fund) also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. The Lipper ranking and comparison, which may be used by the Trust in performance reports, will be drawn from the "Capital

        Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. In addition, the broad-based Lipper groupings may be used for comparison to any of the Funds. Additional information concerning the comparison of the investment performances of the Funds is contained in the Statement of Additional Information under "Performance Information."

        Further information about the performance of the Funds will be contained in the Trust s annual reports to shareholders, which may be obtained without charge by writing to the Trust at the address or telephoning the Trust at telephone number set forth on the cover page of this Prospectus.

                        GENERAL INFORMATION ABOUT THE
                                    TRUST

        Organization and Description of Shares of Beneficial Interest The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

        All shares of the Funds are freely transferable. The Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail (to 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852).

        Under the Delaware General Corporation Law, a registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

        Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

        Classification of the Funds
        Each of the Funds (other than the Money Market Fund) is a "non-diversified" series of the Trust. A Fund is considered "non-diversified" because a relatively-high percentage of the Fund s assets may be invested in the securities of a limited number of issuers, primarily within the same industry or economic sector. That Fund s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a diversified investment company.

        A Fund s classification as a "non-diversified" investment company means that the proportion of the Fund s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each Fund, however, intends to seek to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund s total assets (a diversified investment company would be so limited with respect to 75% of such market value) be invested in cash, U.S. Government Securities, the securities of other regulated investment companies, and other securities, with such securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of Fund s total assets and 10% of the outstanding voting securities of any one issuer, and (ii) not more than 25% of the value of the Fund s total assets be invested in the securities of any one issuer (other than U.S. Government Securities or the securities of other regulated investment companies).

        Trustees and Officers
        The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

        Auditors
        Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors of and the independent public accountants for the Trust and each of the Funds.

        Custodian
        Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Funds. Under the terms of this custody agreement, the Custodian holds the portfolio securities of each Fund and keeps all necessary related accounts and records.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                  Prospectus

                                      of

                          The Rydex High Yield Fund

                                    [LOGO]



                              RYDEX SERIES TRUST
                          THE RYDEX HIGH YIELD FUND
                                  PROSPECTUS


          6116 Executive Boulevard, Suite 400, Rockville, Maryland
                                    20852
                         (800) 820-0888     (301) 468-8520


                      INVESTMENT OBJECTIVE AND POLICIES

        The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund's current benchmark is the Merrill Lynch High Yield Master IndexTM (the "MLHY Index"). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund's performance to track closely the investment performance of the MLHY Index. See "Other Investment Policies." The Fund will invest primarily in below investment grade corporate bonds, commonly known as "junk bonds." Investments of this type are subject to greater risks, including default risks, than those found in higher rated securities. Purchasers should carefully assess the risks associated with an investment in the Fund. See "Special Risk Factors."

                            ADDITIONAL INFORMATION

        The Fund  is  part  of the  Rydex  Group  of  Funds,  which  is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. Sales of the Fund shares are made, without sales charges, at the Fund's per share net asset value.

        Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know before investing in the Fund. A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of that Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above. The Securities and Exchange Commission also maintains a Web site ("http://www.sec.gov") that contains this Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Securities and Exchange Commission.



        THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
        BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
        EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                The date of this Prospectus is August 1, 1997.

                              TABLE OF CONTENTS


                                                          Page

        PROSPECTUS SUMMARY   . . . . . . . . . . . . . . . 3

        FEES AND EXPENSES OF THE FUND. . . . . . . . . . . 5

        FINANCIAL HIGHLIGHTS OF THE FUND . . . . . . . . . 6

        THE RYDEX FUNDS . . . . . . . . . . . . . . . . . .7

        INVESTMENT OBJECTIVE AND POLICIES ... . . . . . . .7

        SPECIAL RISK FACTORS . . . . . . . . . . . . . . ..9

        PORTFOLIO TRANSACTIONS AND BROKERAGE . . . . . . .12

        HOW TO INVEST IN THE FUND . . . . . . . . . . . . 12

        REDEEMING AN INVESTMENT (WITHDRAWALS) .. . . . . .13

        EXCHANGES . . . . . . . . . . . . . . . . . . . . 14

        PROCEDURES FOR REDEMPTIONS AND EXCHANGES . . . .  15

        DETERMINATION OF NET ASSET VALUE . . . . . . . .  15

        TAX-SHELTERED RETIREMENT PLANS . . . . . . . . . .16

        TRANSACTION CHARGES . . . . . . . . . . . . . . . 16

        DIVIDENDS AND DISTRIBUTIONS . . . . . . . . . . . 16

        TAXES .. . . . . . . . . . . . . . . . . . . . . .17

        MANAGEMENT OF THE TRUST . . . . . . . . . . . . . 18

        DISTRIBUTION PLAN . . . . . . . . . . . . . . . . 20

        PERFORMANCE INFORMATION . . . . . . . . . . . . . 21

        GENERAL INFORMATION ABOUT THE TRUST . . . . . .   21

        APPENDIX A . . . . . . . . . . . . . . . . . . . A-1

                              PROSPECTUS SUMMARY

        The Fund
        The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust") that currently is comprised of nine separate series, including the Fund (collectively, the "Rydex Funds"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund's current benchmark is the Merrill Lynch High Yield Master IndexTM (the "MLHY Index"). To achieve its objective, the Fund will invest in securities included in the MLHY Index. In addition, the Fund may invest in debt obligations and other securities that are expected to perform in a manner that will assist the Fund's performance to correspond to the investment performance of the MLHY Index. (See "The Rydex Funds," "Investment Objective and Policies," and "Other Investment Policies.") While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund's current benchmark by more than ten percent, certain factors may affect the Fund's ability to achieve this correlation, and there is no assurance that the Fund will achieve its investment objective. See "Tracking Error" under "Special Risk Factors" for a discussion of these factors.

        Special Risk Considerations
        The Fund will invest primarily in below investment grade corporate bonds, commonly known as "junk bonds." Investments of this type are subject to greater risks, including default risks and market risks, than those found in higher rated securities. Below investment grade securities are of poorer quality, may have speculative characteristics, and may present elements of danger with respect to principal or interest. Purchasers should carefully assess the risks associated with an investment in the Fund. (See "Special Risk Factors.")

        The  Fund  is  part  of the  Rydex  Group  of Funds,  which  is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy. The Fund alone does not constitute a balanced investment plan. The nature of the Fund generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the Federal tax laws. (See "Special Risk Factors.")

        Investment Adviser, Sub-Adviser, and Servicer
        The Fund's investment adviser is PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard,

        Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Fund pays the Advisor an investment management fee of 0.75% of the average daily net assets of the Fund. Pursuant to a sub-advisory agreement between the Advisor and Loomis, Sayles & Company, L.P. (the "Sub-Advisor"), the Advisor pays the Sub-Advisor 0.375% of the average daily net assets of the Fund for providing portfolio management services to the Fund. PADCO Service Company, Inc. (the "Servicer"), provides the Fund with general administrative, transfer agent, shareholder, and registrar services for a fee of 0.20% of the average daily net assets of the Fund. (See "Management of the Trust.")

        Purchases, Redemptions, and Exchanges
        The shares of the Fund may be purchased and redeemed, with no sales or redemption charge, at the net asset value per share of the Fund next determined. For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund currently is $15,000; for all other shareholder accounts, the minimum initial investment in the Fund currently is $25,000. These minimums also apply to retirement plan accounts. Shares of the Fund may be exchanged at any time for shares of any other available Rydex Fund, with no charge, on the basis of the relative net asset values next computed (subject to compliance with applicable minimum investment requirements). The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

        Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

        Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance
        (a)  is below  the currently-applicable minimum  investment, or
        (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days' notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Trust shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period). See "How To Invest In the Fund," "Redeeming An Investment (Withdrawals)," and "Exchanges."

                        FEES AND EXPENSES OF THE FUND


        The following table illustrates all expenses and fees that a shareholder of the Fund will incur:

        Shareholder Transaction Expenses

           Sales Load Imposed on Purchases      None

           Sales Load Imposed on Reinvested
              Dividends                         None

           Deferred Sales Load                  None

           Redemption Fees                      None


           Exchange Fees                        None

        Annual Fund Operating Expenses
        (as a percentage of average net assets)

           Management Fees                      0.75%

           12b-1 Fees                           0.25%

           Other Expenses:
             Administrative Fees                0.20%
             Additional Expenses*               0.66%**
               Total Other Expenses                      0.86%
           Total Fund Operating Expenses***     1.86%
        _____________________

          * Additional expenses are based on amounts incurred for the most-recent fiscal year end. The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31. The Fund commenced operations on January 3,
             1997.       This   information,    therefore,    reflects
             approximately three months of financial activity (and has been annualized).

        ** Retirement plans  are charged an  annual $15.00 maintenance
           fee  and a $15.00  per account liquidation fee.   See "Tax-
           Sheltered Retirement Plans."

        ***  The   Fund's   investment   adviser,   sub-adviser,   and
             administrator voluntarily waived investment management fees, including sub-advisory fees, and certain administrative fees for the period from January 3, 1997 (the commencement of operations) through March 31, 1997, so that total Fund operating expenses for this period actually were 0.99% of the Fund's average net assets. Had these fee expenses not been waived, total Fund operating expenses for this period would have been 1.86% of the Fund's average net assets.


        Example

        Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:

                           1 YEAR           3 YEARS

                          $18.94              $58.92

        The same level of expenses would be incurred if the investment were held throughout the period indicated.

        The  preceding table  is provided  to  assist the  investor  in understanding the various costs and expenses which may be borne directly or indirectly by an investor in the Fund. The percentages shown above are based on the estimate by the Fund's investment adviser of the expenses to be incurred by the Fund during the Fund's current fiscal year. The five-percent assumed annual return is for comparison purposes only. The actual return for the Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. For a more complete discussion of the fees connected with an investment in the Fund, including any fees that may be charged by securities dealers, banks, and other financial institutions in connection with wire transfers, and the services to be provided to the Fund, see "How To Investment In the Fund,"
        "Management of the Trust," and "Distribution Plan" in this Prospectus.

        FINANCIAL HIGHLIGHTS OF THE FUND

        (For a Share Outstanding Throughout Each Period)

        The following financial highlights relating to the Fund, for the period ended March 31, 1997, have been audited by Deloitte & Touche LLP, independent certified public accountants, whose report thereon appears in the Trust's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Fund commenced operations on January 3, 1997, and the Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights under the column for the period ended March 31, 1997, therefore, reflects approximately three months of financial activity for the Fund. A copy of the Trust's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520. The financial highlights relating to the Fund for the period from April 1, 1997 to June 30, 1997 are unaudited.

                                                                      April 1, 1997
                                                     Period Ended     to June 30,
                                                     March 31, 1997*     1997


                            (UNAUDITED)

        Per Share Operating Performance:+           $ 10.00       $   9.81
        Net Asset Value -- Beginning of Period
           Net Investment Income                       0.19           0.29
           Net Realized and Unrealized Gains (Losses)
                  on Securities                       (0.36)          0.16
           Net Increase (Decrease) in Net Asset Value
             Resulting from Operations                (0.17)          0.45
           Dividends to Shareholders from Net
           Investment Income                         ( 0.02)         (0.29)

           Distributions to Shareholders From Net      0.00           0.00
           Realized Capital Gain

           Net Increase (Decrease) in Net Asset Value  (0.19)       0.16

        Net Asset Value -- End of Period          $   9.81       $  9.97
        Total Investment Return**                  (0.12)%         6.89%

        Ratios to Average Net Assets**
           Net Expenses ++                          0.99%++       0.76%
           Net Investment Income                     8.57%        3.80%

        Supplementary Data
           Portfolio Turnover Rate***           763.11%         440.71%
           Net Assets, End of Period
          (000's omitted)                      $ 10,518      $   24,923

        +      The per share data of the Financial Highlights table is
               calculated using the daily shares outstanding average
               for the period.
        ++     The annualized ratio of gross expenses to average net
               assets is 1.88% and 0.76% for the period ended March
               31, 1997 and for the period from April 1, 1997 to June
               1, 1997, respectively.
        *      Commencement of Operations: January 3, 1997. The
               Trustees, on March 12, 1997, changed the Trust's fiscal
               year end from June 30 to March 31.
        **     Annualized.

        *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

                               THE RYDEX FUNDS

        The Trust is an open-end management investment company, and currently is composed of nine separate series, including the Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and the Institutional Money Market Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Institutional Money Market Fund and the Rydex U.S. Government Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Institutional Money Market Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements (see "Exchanges"). Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.
        The Trust reserves the right to restrict exchanges out of the Fund if necessary to preserve the Fund's tax status.

                      INVESTMENT OBJECTIVE  AND POLICIES

        General
        The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund's current benchmark is the MLHY Index. Although there is no assurance that the Fund's objective will be achieved, the Fund will seek to achieve its objective by investing primarily in a variety of long-term, intermediate-term, and short-term below investment grade corporate bonds (including convertible issues) commonly known as "junk bonds" and low-rated preferred securities. The Fund will invest in securities included in the MLHY Index, and may also invest in United States dollar-denominated bonds issued by foreign-based companies which may be issued in the United States or on a global basis.

        The investment objective of the Fund is fundamental and may not be changed without the approval of a majority of the shareholders, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Fund not specified as fundamental, including the benchmark index for high yield fixed income securities, may be changed without the approval of shareholders. The trustees of the Trust (the "Trustees") may consider changing the Fund s benchmark (to the extent permitted) if, for
        example,  the  current  benchmark   becomes  unavailable;   the
        Trustees believe the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs; or the financial or economic environment makes it difficult for the Fund s investment results to correspond sufficiently to its current benchmark. If believed appropriate, the Trustees may specify a benchmark for the Fund that is "leveraged" or proprietary. Of course, there can be no assurance that the Fund will achieve its objective.

        High Yield Corporate Bonds
        The corporate bonds primarily purchased by the Fund will be rated in below investment grade categories by Moody's
        Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("Standard & Poor's") ("Ba" or lower by Moody's, "BB" or lower by Standard and Poor's). The Fund does not invest in securities rated lower than "Caa" by Moody's or "CCC" by Standard & Poor's; these ratings are applied to issues which are predominantly speculative and may be in default or as to which there may be present elements of danger with respect to principal or interest. The Fund does not invest in issues which are in default. The Fund may invest in unrated securities when the Sub-Advisor believes that the financial condition of the issuer or the protection afforded by the terms of the securities limits risk to a level similar to that of securities eligible for purchase by the Fund rated in below investment grade categories by Moody's or Standard & Poor's (between "Ba" and "Caa" ratings by Moody's and between "BB" and "CCC" ratings by Standard & Poor's). If the investment rating of a high yield corporate security in which the Fund is invested is downgraded to below "Caa" by Moody's or "CCC" by Standard & Poor's, the Fund will sell the downgraded security as soon as practicable and when the Sub-Advisor considers it desirable to do so. See Appendix A to this Prospectus for a specific description of each corporate bond rating category.

        The securities in which the Fund invests offer a wide range of maturities (from less than one year to thirty years) and yields. These securities include short-term bonds or notes (maturing in less than three years), intermediate-term bonds or notes (maturing in three to ten years), and long-term bonds (maturing in more than ten years). While there are no limitations on the average maturity of the securities held by the Fund, the Fund's average portfolio maturity will ordinarily be comparable to that of its benchmark. As of July 30, 1997, the average years-to-maturity of the MLHY Index was approximately nine years.

        Repurchase Agreements
        The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price (thereby determining the yield during the purchaser's holding period) and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities.

        The Advisor will monitor the creditworthiness of each firm which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

        The Fund will not enter into repurchase agreements of more than seven days duration if more than 15% of the market value of the Fund's net assets would be so invested together with any other investment the Fund may hold for which market quotations are not readily available.

        When-Issued and Delayed Delivery Securities
        The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. The Fund will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments.

        Short Sales
        The Fund also may engage in short sales transactions under which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet the margin requirements, until the short position is closed out.

        Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities which will be marked to the market daily, and at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short; or (b) otherwise cover the Fund s short position.

        Other Investment Policies
        When the Sub-Advisor determines that market conditions warrant, the Fund may temporarily invest all or part of the Fund's assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. Government securities, repurchase agreements secured by U.S. Government securities, commercial paper, and bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by United States banks which are members of the Federal Reserve System. To meet its objective, the Fund may also: invest in common stocks, rights, or other equity securities, including preferred and convertible securities; purchase and sell futures contracts, index futures contracts, and options thereon; and purchase and sell options on securities and index options. The Fund also may borrow money and lend portfolio securities to brokers, dealers, and financial institutions. The Fund, however, does not presently intend to invest more than 5% of the Fund's net assets in any of these instruments or practices. A more-detailed explanation of these investment practices, including the risks associated with each practice, is included in the Statement of Additional Information.

        Merrill Lynch High Yield Master IndexTM
        The MLHY Index is a market capitalization-weighted index comprised of domestic and foreign high yield corporate bonds, each with at least $50 million par amount outstanding and more than one year to maturity (foreign corporate bonds are issued by foreign corporations, denominated in United States dollars, and underwritten by United States syndicates for delivery in the United States). Interest and price return for each corporate bond included in the MLHY Index are calculated daily based on accrued schedule and trader pricing. The investment ratings for the corporate bonds included in the MLHY Index range from "Baa" by Moody's or "BBB" by Standard and Poor's to "C" by Moody's or "C" by Standard & Poor's (the Fund, however, does not invest in securities rated lower than "Caa" by Moody's or "CCC" by Standard & Poor's). Bonds rated as being in default ("Daa" by Moody's or "DDD" by Standard and Poor's), as well as deferred interest bonds and pay-in-kind bonds, are not included in the MLHY Index. Split-rated issues (i.e., bonds rated investment grade by one rating agency and high yield by another rating agency) are included in the MLHY Index based on the bond's corresponding composite rating. Prices for the bonds included in the MLHY Index are taken as of 3:00 P.M., Eastern Time, and only those bonds for which accurate pricing is available are included in the index. The index was created in 1984.

                             SPECIAL RISK FACTORS

        Credit and Market Risks
        All  securities, including  those purchased  by the  Fund,  are
        subject  to some  degree of  credit  risk  and market   risk.
        Credit risk refers to the ability of an issuer of a debt security to pay its principal and interest, and to the earnings stability and overall financial soundness of an issuer of an equity security. Market risk refers to the volatility of a security's price in response to changes in conditions in securities markets in general, and, particularly in the case of debt securities, to changes in the overall level of interest rates. An increase in interest rates will tend to reduce the market values of debt securities, whereas a decline in interest rates will tend to increase their values.

        High Yield Securities
        The Fund presently intends to invest at least 80% of its net assets in high yield corporate bonds. Both credit and market risks are increased by the Fund's investment in debt securities rated below the top four grades by Standard & Poor's or Moody's and comparable unrated debt securities. Below investment grade bonds by Moody's (categories "Ba," "B," "Caa") are of poorer quality and may have speculative characteristics. Bonds rated "Caa" may be in default or there may be present elements of danger with respect to principal or interest. Below investment grade bonds rated by Standard & Poor's (categories "BB," "B," "CCC") include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; "BB" indicates the lowest degree of speculation and "CCC" indicates a high degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

        The share price and yield of the Fund may be expected to fluctuate more than in the case of mutual funds that invest in higher quality, shorter term securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of below investment grade securities experiencing increased financial stress, which could adversely affect their ability to service their principal, interest, and dividend obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment by the Fund in a defaulted security may adversely affect the Fund's net asset value. Finally, the secondary market for high yield securities may be less liquid than the market for higher quality securities. The reduced liquidity of the secondary market for high yield securities may adversely affect the market price of, and the ability of the Fund to value, particular securities at certain times, thereby making it difficult to make specific valuation determinations.

        While the Fund attempts to provide investment returns that correspond to a benchmark for high yield fixed income securities (currently the MLHY Index), there is no assurance that it will be able to do so. The Fund will not purchase all of the securities that comprise its benchmark index. Accordingly, changes in the value of the Fund's shares may not exactly correspond to changes in the benchmark index.

        Illiquid Securities
        The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund s net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund s investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

        The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange
        Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws.

        The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

        Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are "illiquid" depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser and/or a sub-adviser. The Trustees have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor and the Sub-Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund's liquidity.


        Portfolio Turnover
        The Trust anticipates that investors in the Fund, as part of an asset-allocation or market-timing investment strategy, will frequently redeem shares of the Fund, as well as exchange their shares of the Fund for shares in other Rydex Funds pursuant to the exchange policy of the Trust (see
        "Exchanges"), which would cause the Fund to experience high portfolio turnover. Because the Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of its investors, it is very difficult to estimate what the Fund's actual turnover rate generally will be. Pursuant to the formula prescribed by the Commission, the portfolio turnover rate for the Fund is calculated without regard to securities, including options and futures contracts, having a maturity of less than one year. See "Financial Highlights of the Fund" and "Taxes."

        Significant  portfolio  turnover  will  tend  to  increase  the realization by the Fund of gains (or losses) on securities that have been held by the Fund for less than three months. Any such realized gains on securities that have been held by the Fund for less than three months, and other factors related to large cash flows into and out of the Fund, will increase the risk that, in any given year, the Fund may fail to qualify as a regulated investment company under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code") (see "Taxes"). If the Fund should so fail to qualify under the Code, the Fund's net investment income and net capital gain would become subject to Federal income tax at corporate rates. The imposition of such taxes would directly reduce the return to an investor from an investment in the Fund. In addition, a higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and other expenses which would be borne by the Fund. Furthermore, the Fund's portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective.

        Tracking Error
        While the Fund does not expect that the returns over a year will deviate adversely from the performance of the Fund's benchmark by more than ten percent, several factors may affect its ability to achieve this correlation. Among those factors are: (1) Fund expenses, including dealer spreads (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by the Fund and securities not included in the benchmark being held by the Fund; (3) bid-ask spreads (the effect of which may be increased by portfolio turnover); (4) the Fund holds instruments traded in a market that has become illiquid or disrupted; (5) Fund share prices being rounded to the nearest cent; (6) changes to the benchmark index that are not disseminated in advance; or (7) the need to conform the Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements.

        Aggressive Investment Techniques
        While the Fund normally will invest substantially all of its assets in high yield corporate bonds, it has reserved the right to, and may, from time to time, engage in certain aggressive investment techniques which may include engaging in transactions in futures contracts and options on securities, securities indexes, and futures contracts (which instruments are commonly known as "derivatives"). Participation in the options or futures markets by the Fund involves distinct investment risks and transaction costs. Risks inherent in the use of options, futures contracts, and options on futures contracts include: (1) adverse changes in the value of such instruments; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contracts; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain positions to avoid adverse tax consequences. (For further information regarding these investment techniques, see "Investment Policies and Techniques" in the Statement of Additional Information.)

                            PORTFOLIO TRANSACTIONS
                                AND BROKERAGE

        When selecting broker-dealers to execute portfolio transactions, the Sub-Advisor considers many factors, including the size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, the reliability, financial condition, general execution, and operational capabilities of the broker-dealer, and the research, statistical, and economic data furnished by the broker-dealer to the Sub-Advisor. The Sub-Advisor uses these services in connection with all of the Sub-Advisor s investment activities, including other investment accounts the Sub-Advisor advises. Conversely, brokers or dealers which supply research may be selected for execution of transactions for such other accounts, while the data may be used by the Sub-Advisor in providing investment advisory services to the Fund.

                          HOW TO INVEST IN THE FUND

        For shareholders who have engaged a registered investment adviser with discretionary authority over the shareholder s account, the minimum initial investment in the Fund is $15,000. For all other shareholder accounts ("Self-Directed Accounts"), the minimum initial investment in the Fund is $25,000. These minimums also apply to retirement plan accounts. The Trust, at its discretion, may accept lesser amounts in certain circumstances.

        The shares of the Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments in the Fund. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of the Fund s shares in whole or in part. There is no minimum amount for subsequent investments in the Fund. The Trust reserves the right to modify its minimum investment requirements. Shareholders will be informed of any increase in the minimum investment requirements by a letter accompanying a new prospectus or a prospectus supplement, in which the new minimum is disclosed.

        Investments in the Fund may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by mail or by bank wire transfer as follows:

        By Mail:  Fill out an application and  make out a check payable
        to "Rydex  Series  Trust."   Mail  the  check, along  with  the
        application, to:

          Rydex Series Trust
          6116 Executive Boulevard, Suite 400
          Rockville, Maryland  20852

        By Bank Wire Transfer: First, fill out an application and fax the completed application, along with a request for a shareholder account number, to the Trust at (301) 468-8585. Then, request that your bank wire transfer the purchase amount to our custodian, Star Bank, N.A., along with the following instructions:

          Star Bank, N.A.
          Routing Number: 0420-00013
          For Account of Rydex Series Trust
          Trust Account Number: 48038-9030
          Your Name
          Your Shareholder Account Number

        After instructing your bank to transfer money by wire, you must call the Trust and inform the Trust as to the amount that you have transferred and the name of the bank sending the transfer in order to obtain same-day pricing or credit. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

        An initial application that is faxed to the Trust does not constitute a purchase order until the application has been processed and correct payment by check or wire transfer has been received by the Trust. If no Rydex Fund allocation is indicated either on (i) an application received by the Trust for an initial purchase order or (ii) on the check or the wire transfer instructions for subsequent purchase orders, then the purchase amount for that order automatically will be deposited into the Rydex U.S. Government Money Market Fund.

        Shares of the Rydex Funds are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. Initial applications and investments, as well as subsequent investments, in the Rydex Funds made by mail must be received in good form at the Trust, on any business day, at or prior to 2:00 P.M., Eastern Time, in order to be processed for that day's pricing or credit. Wire transfers for both initial investments (which must be preceded by a faxed application) and subsequent investments in the Rydex Funds must be received in good form at the Trust, on any business day, by the cut-off times for redemption and exchange requests indicated below under Procedures For Redemptions and Exchanges in order to be processed for that day's pricing or credit. An initial application that is faxed to the Trust does not constitute a purchase order until the application has been processed and correct payment by check or wire transfer has been received by the Trust.

        If no Rydex Fund allocation is indicated either on (i) an application received by the Trust for an initial purchase order or (ii) on the check or the wire transfer instructions for subsequent purchase orders, then the purchase amount for that order automatically will be deposited into the Rydex U.S. Government Money Market Fund.

        In the interest of economy and convenience, physical certificates representing the Fund s shares are not issued. Shares of the Fund are recorded on a register by the Trust s transfer agent.

                           REDEEMING AN INVESTMENT
                                (WITHDRAWALS)

        An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application. The Trust charges $15 for each wire transfer of redemption proceeds; this charge may be waived at the discretion of the Trust. If any investor purchases shares of the Fund by check, the purchaser may not wire out any proceeds of a redemption of such shares for the 30 calendar days following the purchase.

        The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

        The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no redemption charge. Payment for the redemption price will be made within seven days after the Trust s receipt of the request for redemption. For investments that have been made by check, payment on withdrawal requests may be delayed until the Trust's transfer agent is reasonably satisfied that the purchase payment has been collected by the Trust (which may require up to 10 business days). An investor may avoid a delay in receiving redemption proceeds by purchasing shares with a certified check.

        With respect  to  the Fund,  the  right  of redemption  may  be suspended, or the date of payment postponed: (i) for any period during which the Federal Reserve Bank of New York (the "New York Fed"), the New York Stock Exchange (the "NYSE"), the Chicago Mercantile Exchange (the "CME"), or the Chicago Board of Trade (the "CBOT"), as appropriate, is closed (other than customary weekend or holiday closings) or trading on the NYSE, the CME, or the CBOT, as appropriate, is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Commission, by order, may permit for protection of the Fund s investors. On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Net Asset Value.")

        Any time that you request a partial redemption of your Trust shares, please be aware of the currently-applicable minimum investment, because, as described below, there are circumstances under which your entire account may be closed if, as a result of your request, your account balance falls below the currently-applicable minimum investment in the Trust. A redemption from a tax-qualified retirement plan may have adverse tax consequences and a shareholder contemplating such a redemption should consult his or her own tax adviser. Other shareholders should consider the tax consequences of any redemption.

        Because of the administrative expense of handling small accounts, any request for a redemption (including pursuant to check writing privileges) by an investor whose account balance is (a) below the currently-applicable minimum investment, or
        (b) would be below that minimum as a result of the redemption, will be treated as a request by the investor of a complete redemption of that account. In addition, upon sixty days' notice to a shareholder, the Trust may redeem an account whose balance (due in whole or in part to redemptions since the time of last purchase) has fallen below the minimum investment amount applicable at the time of the shareholder's most recent purchase of Trust shares (unless the shareholder brings his or her account value up to the currently applicable minimum investment during that notice period).

                                  EXCHANGES

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values next determined of the shares involved; provided that, in connection with exchanges for shares of a Rydex Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements. Exchanges with respect to Self-Directed Accounts must be for the lesser of $1,000 or 100% of the account value for both the Rydex Fund from which the transfer is to be made and each Rydex Fund into which the transfer is to be made. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund (the "Bond Fund"), The Juno Fund, The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), The Rydex Institutional Money Market Fund, and the High Yield Fund (the series described in this Prospectus); other separate Rydex Funds may be added in the future. Exchanges may be made by letter or by telephone subject to the procedures set forth below. An exchange into the Rydex Institutional Money Market Fund is permitted only if that Rydex Fund's minimum investment of $2 million is satisfied.

        To implement an exchange, shareholders should provide the following information: account name, account number or taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange  privilege  is available  only  in  states  where  the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the High Yield Fund, the OTC Fund, or the Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                          PROCEDURES FOR REDEMPTIONS
                                AND EXCHANGES

        Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. With proper authorization, telephone and electronic redemption and transfer requests are also permitted. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Redemption and exchange requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Rydex Funds whose shares are being exchanged applies.

           The Nova, Ursa, and
              Rydex OTC Funds . . . . . . . . . . . . . . .  3:45 P.M.
           The Rydex Precious
              Metals Fund . . . . . . . . . . . . . . . . .  3:30 P.M.
           The Rydex U.S. Government
              Bond and Juno Funds . . . . . . . . . . . . .  2:45 P.M.
           The Rydex High Yield Fund  . . . . . . . . . . .  2:15 P.M.

        Telephone and electronic redemption and exchange orders will be accepted only during the periods indicated above. If the primary exchange or market on which the Rydex Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone and electronic redemption and exchange privileges may be terminated or modified by the Trust at any time.

        When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone or electronic transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone and electronic instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone or electronic medium, including, among others, requiring some form of personal identification or password prior to acting upon instructions received by telephone or electronic medium, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone and electronic instructions. Investors also should be aware that telephone and electronic redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund's shares is determined each day on which both the NYSE and the New York Fed are open at 3:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time.

        The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares. The Fund's net asset value per share is calculated by dividing the market value of the Fund's securities plus the values of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security will be valued at fair value by the Board of Trustees or by the Sub-Advisor using methods established or ratified by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Board of Trustees believes that valuation method results in a fair value for such securities.

                        TAX-SHELTERED RETIREMENT PLANS

        Tax-sheltered retirement plans of the following types will be available to investors:

           Individual Retirement Accounts (IRAs)
           Keogh Accounts - Defined Contribution
                               Plans (Profit-Sharing Plans)
           Keogh Accounts - Pension Plans
                               (Money Purchase Plans)
           Internal Revenue Code Section 403(b)
             Plans

        For retirement plan accounts that have engaged a registered investment adviser with discretionary authority over the retirement plan account with the Trust, the minimum initial investment in the Fund is $15,000. For retirement plan accounts that are Self-Directed Accounts, the minimum initial investment in the Fund is $25,000.

        Retirement plans are charged an annual $15.00 maintenance fee and a $15.00 per account liquidation fee. Additional information regarding these accounts, including the annual maintenance fee, may be obtained by contacting the Trust.

                             TRANSACTION CHARGES

        In addition to charges described elsewhere in this Prospectus, the Trust also may make a charge of $25.00 for items returned for insufficient or uncollectible funds.

                         DIVIDENDS AND DISTRIBUTIONS

        All income dividends and capital gains distributions of the Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of the Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

        The Fund intends (i) to declare dividends of ordinary income for shares of the Fund on a daily basis, and to distribute these dividends to shareholders of the Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Fund. The Trustees, however, may declare a special distribution for the Fund if the Trustees believe that such a distribution would be in the best interest of the Fund's shareholders. Effective on or after September 1, 1997, the dividends payable by the Fund for any one day will be payable to all of the shareholders of record of the Fund on the third preceding business day and only to these shareholders.

                                    TAXES

        The U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. So long as the Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

        To qualify as a RIC under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income, including its net long-term capital gains.

        Satisfaction of the 90% Test will impose limitations on the investment strategies that may be pursued by the Fund. In addition, because of the anticipated frequency of redemptions and exchanges of the shares of the Fund, the Fund will have greater difficulty than other mutual funds in satisfying the

        30% Test. The Trust expects that investors in the Fund, as part of their market-timing investment strategy, are likely to redeem or exchange their shares in the Fund frequently to take advantage of anticipated changes in market conditions. Such redemptions or exchanges are likely to require the Fund to sell securities to meet the Fund s payment obligations. The larger the volume of such redemptions or exchanges, the more difficult it will be for the Fund to satisfy the 30% Test. To minimize the risk of failing the 30% Test, the Fund intends to satisfy obligations in connection with redemptions and exchanges first by using available cash and by selling securities that have been held for at least three months or as to which there will be a loss or the smallest gain or by using borrowing facilities. If the Fund also must sell securities that have been held for less than three months, then, to the extent possible, the Fund will seek to conduct such sales in a manner that will allow such sales to qualify for a special provision in the Code that excludes from the 30% Test any gains resulting from sales made as a result of "abnormal redemptions." To the reduce the risk of failing the 30% Test, the Fund also may engage in other investment techniques, including engaging in transactions in futures contracts and options on futures contracts and indexes on an unrestricted basis (subject to the investment policies of the Fund and Commission regulations). Notwithstanding these actions, there can be no assurance that the Fund will be able to satisfy the 30% Test. For additional information concerning this special Code provision, see "Dividends, Distributions, and Taxes" in the Statement of Additional Information.

        If the Trust determines that the Fund will not qualify as a RIC under Subchapter M of the Internal Revenue Code, the Trust will establish procedures for the Fund to reflect the anticipated tax liability in the Fund s net asset value. To the extent that management of the Fund determines that Federal income taxes will more likely than not be payable by the Fund with respect to the Fund s current tax year, the Fund intends to make a good-faith estimate of the potential tax liability of the Fund and to make an accrual for tax expenses. Thereafter, the Fund would make a daily determination whether it is appropriate for the Fund to continue to accrue for a tax expense and, if so, to make a good-faith estimate of the Fund s potential tax liability. Any amount by which the accrual is reduced, or the entire amount of the accrual if the Fund determines that the accrual is no longer appropriate, will be reclassified as income to the Fund.

        Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

        Under current law, distributions of net long-term gains, if any, realized by the Fund and designated as capital gains distributions will be taxed to the shareholders of the Fund as long-term capital gains regardless of the length of time the shares of the Fund have been held. Currently, long-term capital gains of individual investors are taxed at rates of up to 28%. Statements as to the Federal tax status of shareholders dividends and distributions will be mailed annually. Shareholders should consult their tax advisors concerning the tax status of the Fund s dividends in their own states and localities.

        Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

        Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned. For further information regarding the taxation of dividends and distributions from the Fund and the tax treatment of shareholders of the Fund, see
        "Dividends, Distributions, and Taxes," in the Statement of Additional Information.

        Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, or local taxes.

                           MANAGEMENT OF THE TRUST

        The Advisor
        The Trust is provided investment management services by PADCO Advisors, Inc. (the "Advisor"), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor.

        Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most-recently amended on September 25, 1996, the Fund pays the Advisor a fee at an annualized rate of 0.75% of the average daily net assets of the Fund. The Advisor is responsible for the management of the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies, and limitations of the Fund, and subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. In providing these advisory services, the Advisor, at its own expense, has been authorized by the Trustees to employ a sub-adviser and to enter into such service agreements as the Advisor deems appropriate in connection with the management of the Fund. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). See "Distribution Plan."

        The Sub-Advisor
        Loomis, Sayles & Company, L.P. (the "Sub-Advisor"), is the sub-adviser of the Fund. As such, the Sub-Advisor is responsible for daily managing the investment and reinvestment of assets of the Fund, subject generally to review and supervision of the Advisor and the Trustees. The Sub-Advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Fund.

        The Sub-Advisor is a Delaware limited partnership, registered as an investment adviser with the Commission, with offices at 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, D. C. 20016. The Sub-Advisor's principal business address is One Financial Center, Boston, Massachusetts 02111. Founded in 1926, the Sub-Advisor is one of the country's oldest and largest investment firms. The Sub-Advisor's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The portfolio managers of the Fund are Steven J. Doherty and Stephanie S. Lord. Mr. Doherty is a Vice President of the Sub-Advisor. From 1986 to 1996, Mr. Doherty was the portfolio manager of Howard Hughes Medical Institute in Chevy Chase, Maryland. From 1982 to 1986, Mr. Doherty was an Assistant Vice President and the portfolio manager of the National Bank of Washington in Washington, D. C. Mr. Doherty earned his Chartered Financial Analyst designation in 1990, received his Master of Business Administration in Finance and Investments from The George Washington University, at Washington, D. C., in 1986, and received his bachelor's degree in Business Administration from The George Washington University, at Washington, D. C., in 1982. Ms. Lord has been a Vice President of the Sub-Advisor since 1987. Ms. Lord earned her Chartered Financial Analyst designation in 1991, and received her bachelor's degree in Business Administration from The University of Iowa, at Iowa City, Iowa, in 1987.



        Under an investment sub-advisory agreement between the Advisor and the Sub-Advisor, dated September 25, 1996, which sub-advisory agreement has been approved by the Trustees, the Advisor pays the Sub-Advisor a fee at an annualized rate of 0.375% of the average daily net assets of the Fund.

        The Servicer
        General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by PADCO Service Company, Inc. (the "Servicer"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Fund pays the Servicer a fee at an annualized rate of 0.20% of the average daily net assets of the Fund.

        The Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the shareholders of the Fund. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

        The Distributor
        Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund is provided certain distribution services by PADCO Financial Services, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated September 25, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. See "Distribution Plan."

        Costs and Expenses
        The Fund bears all expenses of its operations other than those assumed by the Advisor, the Servicer, or the Distributor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the Distributor under the Distribution Plan; custodian and
        accounting   fees  and  expenses;  legal   and  auditing  fees;
        securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any) (to the extent that these expenses are not covered by payments made by the Fund under the Distribution Plan); all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses.

        The Advisor, Sub-Advisor, and Servicer voluntarily waived investment management fees, including sub-advisory fees, and certain administrative fees for the period from January 3, 1997 (the commencement of operations) through March 31, 1997, so that total Fund operating expenses for this period actually were 0.99% of the Fund's average net assets. Had these fee expenses not been waived, total Fund operating expenses for this period would have been 1.86% of the Fund's average net assets.

        The Advisor has advanced the organizational expenses of the Fund. These costs, which are approximately $40,000, will be reimbursed by the Fund, and the Fund will amortize these costs over a five-year period from the date the Fund commences operations.

                              DISTRIBUTION PLAN

        The Trust finances activities which are primarily intended to result in the sale of Fund shares and has adopted the Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Trust's Distribution Plan for the Fund provides that the Fund will pay the Distributor up to a maximum of 0.25% per annum of the Fund's daily net assets for expenses actually incurred by the Distributor during the same twelve (12) month period, plus unreimbursed expenses incurred prior to that twelve (12) month period in the distribution and promotion of the Fund's shares, including the printing of certain reports used for sales purposes, expenses for preparation and printing of sales literature, and related expenses, including any maintenance, distribution, or service fees paid to securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") who have executed a distribution or service agreement with the Distributor. As of March 31, 1997, the Fund had net assets of approximately $10.5 million and the Distributor did not have any aggregated "uncovered distribution charges" for the Fund (i.e. the expenses actually incurred by the Distributor less amounts received by the Distributor pursuant to the Distribution Plan).

        The Glass-Steagall Act generally prohibits Federal and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services or servicing and recordkeeping functions. The Distributor intends to engage banks only to perform such functions. Changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, however, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide such efficient and effective shareholder services. In such event, changes in the operation of the Fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders of the Fund would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

        The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Distribution Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. For further information regarding the Distribution Plan, see "Distribution Plan" in the Statement of Additional Information.

                           PERFORMANCE INFORMATION

        From time to time, the Fund may advertise its past investment performance. Any such advertisement would include at least the average annual total return quotations for one, five, and ten-year periods, or for the life of the Fund. Other total return quotations (e.g., aggregate or average total returns over other time periods for the Fund) and the Fund's current yield (as described below) may also be included. No adjustments to total returns or to current yields are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund. Total return and current yield data are based upon the Fund's past investment performance and are not intended to indicate its future investment performance. A more-detailed description of the method by which the Fund's total returns and current yields are calculated is included in the Fund's Statement of Additional Information under "Calculation of Return Quotations" and "Information on Computation of Yield."

        The Fund's total return for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment, assuming all income dividends or capital gains distributions during the period are reinvested in shares of the Fund.

        The Fund's current yield is determined by analyzing its net income per share for a thirty-day (or one-month) period (identified in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semi-annual compounding.

        The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities and as a function of the type of securities it owns, its average portfolio maturity, and its expenses. Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, its investment policies, and the risks of investing in its shares. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                          GENERAL INFORMATION ABOUT
                                  THE TRUST

        Organization and Description of Shares of Beneficial Interest The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund. Other separate classes may be added in the future.

        All shares of the Rydex Funds are freely transferable. The Rydex Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Rydex Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail  (to  6116  Executive  Boulevard,  Suite  400,  Rockville,
        Maryland 20852).

        Under  the  Delaware  General  Corporation  Law,  a  registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a
        Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

        Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

        As of the date of this Prospectus, no officer or Trustee of the Trust owned any of the Fund's shares.

        Trustees and Officers
        The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.

        Auditors
        Deloitte & Touche LLP, 117 Campus  Drive, Princeton, New Jersey
        08540,  are  the   auditors  of  and  the  independent   public
        accountants for the Trust and the Fund.

        Custodian
        Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under the terms of this custody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN THE STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE
        OFFERING  MADE   BY   THIS   PROSPECTUS   AND,  IF   GIVEN   OR
        MADE,   SUCH INFORMATION   OR   PRESENTATIONS   MUST   NOT   BE
        RELIED   UPON   AS   HAVING  BEEN AUTHORIZED   BY   THE TRUST.
        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                  APPENDIX A

        Bond Ratings
        Below is a description of Standard & Poor's Ratings Group ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") bond rating categories. The Fund normally invests in bonds rated "BB" or lower by Standard & Poor's and/or "Ba" or lower by Moody's.

        Standard & Poor's Ratings
        Group Corporate Bond Ratings
        AAA -- This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

        AA -- Bonds rated  "AA" also  qualify as high-quality  debt
        obligations.   Capacity to  pay principal  and interest is very
        strong, and in the majority of instances they differ from "AAA" issues only in small degree.

        A  --  Bonds  rated  "A"  have a  strong  capacity  to  pay
        principal  and  interest,  although  they  are  somewhat   more
        susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

        BBB    --  Bonds  rated  "BBB" are  regarded  as  having an
        adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

        BB -- Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

        B -- Bonds rated "B" have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

        CCC -- Bonds rated "CCC" have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.

        Moody's Investors Service, Inc.
        Corporate Bond Ratings
        Aaa   -- Bonds  rated "Aaa"  are judged  to be  of the best
        quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

        Aa -- Bonds rated "Aa"  are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protections may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in "Aaa" securities.

        A   -- Bonds  rated "A"  possess many  favorable investment
        attributes, and are to be considered as upper medium grade obligations. Factors giving security principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

        Baa -- Bonds rated "Baa" are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

        Ba -- Bonds rated "Ba" are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

        B  -- Bonds rated "B" generally lack characteristics of the
        desirable  investment.    Assurance of  interest  and principal
        payments or maintenance of other terms of the contract over any longer period of time may be small.

        Caa   -- Bonds  rated "Caa"  are of  poor standing.    Such
        issues may be in default or there may be present elements of danger with respect to principal or interest.

                                  Prospectus

                                      of

                  The Rydex Institutional Money Market Fund

                                    [LOGO]


                              RYDEX SERIES TRUST
                             RYDEX INSTITUTIONAL
                              MONEY MARKET FUND
                                  PROSPECTUS


          6116 Executive Boulevard, Suite 400, Rockville, Maryland
        20852
                         (800) 820-0888     (301) 468-8520


                      INVESTMENT OBJECTIVE AND POLICIES

        The Rydex Institutional Money Market Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. In attempting to achieve its objectives, the Fund will invest primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S.
        Government, its agencies or instrumentalities, as well as in repurchase agreements secured by such securities and in bank money market instruments and commercial paper. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

        The securities of the Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

                            ADDITIONAL INFORMATION

        Investors should read this Prospectus and retain it for future reference. This Prospectus is designed to set forth concisely the information an investor should know before investing in the Fund. A Statement of Additional Information, dated August 1, 1997, containing additional information about the Fund and the Trust has been filed with the Securities and Exchange Commission and is incorporated herein by reference. A copy of this Statement of Additional Information is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

       THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
       BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                The date of this Prospectus is August 1, 1997.

                              TABLE OF CONTENTS


                                                      Page


        FEES AND EXPENSES OF THE FUND...................3

        FINANCIAL HIGHLIGHTS OF THE FUND................4

        THE RYDEX FUNDS ................................5

        INVESTMENT OBJECTIVES AND POLICIES..............5

        HOW TO INVEST IN THE FUND.......................8

        REDEEMING AN INVESTMENT (WITHDRAWALS)...........9

        EXCHANGES ......................................9

        PROCEDURES FOR REDEMPTIONS AND EXCHANGES.......10

        DETERMINATION OF NET ASSET VALUE...............10

        TAX-SHELTERED RETIREMENT PLANS ................11

        DIVIDENDS AND DISTRIBUTIONS....................11

        TAXES..........................................11

        MANAGEMENT OF THE TRUST........................12

        DISTRIBUTION PLAN..............................13

        PERFORMANCE INFORMATION........................14

        GENERAL INFORMATION ABOUT THE TRUST............14

        APPENDIX A....................................A-1

                        FEES AND EXPENSES OF THE FUND


        The following table illustrates all expenses and fees that a shareholder of the Fund will incur:

          Shareholder Transaction Expenses

             Sales Load Imposed on Purchases      None

             Sales Load Imposed on Reinvested     None
             Dividends

             Deferred Sales Load                  None

             Redemption Fees                      None

             Exchange Fees                        None

          Annual Fund Operating Expenses
          (as  a  percentage of  average  net
          assets)

             Management Fees                      0.55%

             12b-1 Fees                           0.25%

             Other Expenses:
               Administrative Fees                0.20%
               Additional Expenses*               0.15%
                 Total Other Expenses                 0.35%
                                                  1.15%
          Total Fund Operating Expenses


        * Additional expenses are based on amounts incurred for the most-recent fiscal year end. The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31. This information, therefore, reflects nine months of financial activity (and has been annualized).

        Example

        Assuming a hypothetical investment of $1,000, a five-percent annual return, and redemption at the end of each time period, an investor in the Fund would pay transaction and operating expenses at the end of each year as follows:

             1 YEAR      3 YEARS     5 YEARS    10 YEARS

              $11.71     $36.43      $62.98      $138.33

        The same level of expenses would be incurred if the investment were held throughout the period indicated.

        The preceding table is provided to assist the investor in understanding the various costs and expenses which may be borne directly or indirectly by an investor in the Fund. The percentages shown above are based on the estimate by the Fund's investment adviser of the expenses to be incurred by the Fund during the Fund's current fiscal year. The five-percent assumed annual return is for comparison purposes only. The actual return for the Fund in future periods may be more or less depending on market conditions, and the actual expenses an investor incurs in future periods may be more or less than those shown above and will depend on the amount invested and on the actual growth rate of the Fund. For a more complete discussion of the fees connected with an investment in the Fund, including any fees that may be charged by securities dealers, banks, and other financial institutions in connection with wire transfers, and the services to be provided to the Fund, see "How to Invest in the Fund," "Management of the Fund," and "Distribution Plan" in this
        Prospectus.                                 5

        FINANCIAL HIGHLIGHTS OF THE FUND

        (For a Share Outstanding Throughout Each Period)

        The following financial highlights relating to the Fund, for the period identified, have been audited by Deloitte & Touche LLP, independent certified public accountants whose report thereon appears in the Fund's 1997 Annual Report to Shareholders and is incorporated by reference in the Statement of Additional Information. This information should be read in conjunction with the financial statements and related notes thereto included in the Statement of Additional Information. As noted in the financial highlights below, the Fund commenced operations on July 11, 1996, and the Trustees on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31; the information set forth below in these financial highlights, therefore, reflects approximately nine months of financial activity for the Fund. A copy of the Fund's 1997 Annual Report to Shareholders may be obtained, without charge, by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                                                              Period Ended
                                                           March 31, 1997*

        Per Share Operating Performance:+                         $   1.00
        Net Asset Value -- Beginning of Period
           Net Investment Income                                      0.03
           Net Realized and Unrealized Gains (Losses)
             on Securities                                            0.00

           Net Increase (Decrease) in Net Asset Value
             Resulting from Operations                                0.03
           Dividends to Shareholders from Net
           Investment                                               (0.03)
             Income

           Net Increase (Decrease) in Net Asset Value                 0.00
        Net Asset Value End of Period                              $  1.00

        Total Investment Return**                                    4.17%
        Ratios to Average Net Assets**
           Net Expenses                                            1.15%++
           Net Investment Income                                     3.50%

        Supplementary Data
           Portfolio Turnover Rate***                                0.00%
           Net Assets, End of Period (000's omitted)              $110,316


                                      6


        +    The per share  data of the  Financial Highlights  table is calculated using the daily shares outstanding average  for the period.
        ++   The  annualized ratio  of gross  expenses to  average  net assets is 1.15%.
        *    Commencement of Operations: July 11, 1996.  The  Trustees,
             on March  12, 1997, changed the  Trust's fiscal year  from
             June 30 to March 31.
        **   Annualized.
        ***  Portfolio turnover ratio is  calculated without regard  to short-term securities having a maturity of less than one year.

                               THE RYDEX FUNDS

        The Trust is an open-end management investment company, and currently is composed of nine separate series, including the Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and, the Rydex High Yield Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Fund and the Rydex U.S. Government Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of a Fund, certain minimum investment levels are maintained. The Trust reserves the right to modify its minimum investment requirements (see "Exchanges"). Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at
        (800) 820-0888 or (301) 468-8520.

                      INVESTMENT OBJECTIVES AND POLICIES

        General
        The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. Although there is no assurance that the Fund's objectives will be achieved, the Fund will seek to achieve its objectives by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), as well as in repurchase agreements secured by U.S. Government Securities and in bank money market instruments and commercial paper. An investment in the Fund is neither insured nor guaranteed by the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

        The Fund will invest in short-term U.S. Government Securities, including U.S. Treasury bills, U.S. Treasury notes, and U.S. Treasury bonds that mature within one year. All securities purchased by the Fund are held by the Trust's custodian bank. U.S. Treasury securities are backed by the full faith and credit of the U.S. Government. Repurchase agreements invested in the Fund are fully collateralized by U.S. Government Securities, but the value of the underlying collateral may be affected by sharp fluctuations in short-term interest rates.

        The investment objectives of the Fund are fundamental and may not be changed without the approval of at least a majority of the shareholders, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). All other investment policies of the Fund not specified as fundamental may be changed without the approval of shareholders.

        The Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less. All securities in which the Fund invests will have remaining maturities of 397 days or less on the date of purchase, will be denominated in U.S. dollars, and will have been determined to be of high quality by nationally-recognized statistical rating organizations ("NSROs") or determined to be of comparable quality if not so rated.

        U.S. Government Securities
        Securities issued or guaranteed by the U.S. Government include a variety of U.S. Treasury securities, which differ only in their interest rates, maturities, and dates of issuance. U.S. Treasury bills have initial maturities of one year or less. U.S. Treasury notes have initial maturities of one to ten years, and U.S. Treasury bonds generally have initial maturities of greater than ten years at the date of issuance. U.S. Treasury securities are backed by the full faith and credit of the United States. Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of the Fund s portfolio investments in these securities.

        Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Export-Import Bank, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

        Some obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government are backed by the full faith and credit of the U.S. Treasury. Such agencies and instrumentalities may borrow funds from the U.S. Treasury. However, no assurances can be given that the U.S. Government will provide such financial support to the obligations of the other U.S. Government agencies or instrumentalities in which the Fund invests, since the U.S. Government is not obligated to do so. These other agencies and instrumentalities are supported by either the issuer s right to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury, the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality, or the credit of the agency or instrumentality itself.

        The Fund may also invest in securities which are not backed by the full faith and credit of the United States. In these instances, such obligations may be supported by the right of the issuer to borrow from the U.S. Treasury, while still others are supported only by the credit of the instrumentality. Securities not backed by the full faith and credit of the United States may be backed, in part, by a line of credit with the U.S. Treasury (such as securities of the Federal National Mortgage Association), or the Fund must look to the agency issuing or guaranteeing the obligation for ultimate repayment (such as securities of the Federal Farm Credit System), in which case the Fund may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments.

        U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

        The Fund also may invest in securities that take the form of participation interests in, and may be evidenced by deposit or safekeeping receipts for, any of the foregoing securities. Participation interests are pro rata interests in U.S. Government Securities such as interests in pools of mortgages sold by the Government National Mortgage Association; instruments evidencing deposit or safekeeping are documentary receipts for such original securities held in custody by others.

        Repurchase Agreements
        The Fund may also invest in repurchase agreements secured by U.S. Government Securities. Under a repurchase agreement, the Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price (thereby determining the yield during the purchaser's holding period) and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers of U.S. Government Securities. The Fund's investment adviser will monitor the creditworthiness of each of the firms which is a party to a repurchase agreement with the Fund. In the event of a default or bankruptcy by the seller, the Fund will liquidate those securities (whose market value, including accrued interest, must be at least equal to 100% of the dollar amount invested by the Fund in each repurchase agreement) held under the applicable repurchase agreement, which securities constitute collateral for the seller s obligation to pay. However, liquidation could involve costs or delays and, to the extent proceeds from the sales of these securities were less than the agreed-upon repurchase price, the Fund would suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Fund to treat repurchase agreements that do not mature within seven days as illiquid for the purposes of the Fund's investment policies.

        The Fund will not enter into repurchase agreements of more than seven days duration if more than 10% of the market value of the Fund's net assets would be so invested together with any other investment the Fund may hold for which market quotations are not readily available.

        Other Investment Policies and Risk Considerations

        Bank Money Market Instruments. The Fund also may purchase bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by U.S. banks which are members of the Federal Reserve System. Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with the bank for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Investments in time deposits and certificates of deposits are limited to domestic banks that have total assets in excess of one billion dollars. Bankers' acceptances are credit instruments evidencing the obligation of a bank to a draft drawn on the bank by a customer of the bank. These credit instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations of a bank that bear fixed, floating, or variable interest rates.

        Commercial Paper. The Fund also may invest in commercial paper, including corporate notes. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days. Each commercial paper instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc., or, if not rated by S&P, Moody's, Fitch, Duff, or IBCA, Inc., must be determined by PADCO Advisors, Inc. (the "Advisor"), the Trust's investment adviser, to be of comparable quality pursuant to guidelines approved by the trustees of the Trust (the "Trustees"). Please refer to Appendix A to this Prospectus for more detailed information concerning commercial paper ratings.

        The Fund also may make limited investments in guaranteed investment contracts ("GICs") issued by United States insurance companies. The Fund will purchase a GIC only when the Advisor has determined, under guidelines established by the Trustees of the Trust, that the GIC presents minimal credit risks to the Fund and is of comparable quality to instruments that are rated "high quality" by certain nationally-recognized statistical rating organizations.

        When-Issued and Delayed Delivery Securities. The Fund may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place a month or more after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value, each day, of such security in determining its net asset value. The Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. The Fund will maintain, in a segregated account, cash or liquid securities having a value equal to or greater than the Fund's purchase commitments.

        Portfolio Transactions
        When    selecting    broker-dealers   to    execute   portfolio
        transactions, the Advisor considers many factors, including the size of the broker-dealer s "spread," the size and difficulty of the order, the nature of the market for the security, the willingness of the broker-dealer to position, and the reliability, financial condition, general execution and operational capabilities of the broker-dealer.

                          HOW TO INVEST IN THE FUND

        The minimum initial investment in the Fund for all shareholder accounts, including retirement plan accounts, is $2,000,000. The Trust, at its discretion, may accept lesser amounts than these minimum initial investments in certain circumstances. There is no minimum amount for subsequent investments.

        The shares of the Fund are offered at the daily public offering price, which is the net asset value per share (see "Determination of Net Asset Value") next computed after receipt of the investor s order. No sales charges are imposed on initial or subsequent investments. The Trust reserves the right to reject or refuse, at the Trust s discretion, any order for the purchase of the Fund s shares in whole or in part. There is no minimum amount for subsequent investments.

        Investments in the Fund may be made (i) through securities dealers who have the responsibility to transmit orders promptly and who may charge a processing fee or (ii) directly with the Trust by bank wire transfer as follows:

        By Bank Wire Transfer: First, fill out an application and fax the completed application, along with a request for a shareholder account number, to the Trust at (301) 468-8585. Then, request that your bank wire transfer the purchase amount to our custodian, Star Bank, N.A., along with the following instructions:

          Star Bank, N.A.
          Routing Number: 0420-00013
          For Account of Rydex Series Trust/
            The Rydex Institutional Money Market Fund
          Account Number: 48038-9030
          Your Name
          Your Account Number

        After instructing your bank to transfer money by wire, you must call the Trust and inform the Trust as to the amount you have transferred and the name of the bank sending the transfer in order to obtain same-day pricing or credit. Your bank may charge a fee for such services. If the purchase is canceled because your wire transfer is not received, you may be liable for any loss that the Trust may incur.

        Shares of the Fund are sold at a price based on the net asset value next calculated after receipt of a purchase order in good form, as described below. If a purchase order in good form is received by the Fund at or prior to 1:00 P.M., Eastern Time, on any business day, the purchase of Fund shares is executed at the offering price determined as of 1:00 P.M., Eastern Time, that day. If the purchase order in good form is received after 1:00 P.M., Eastern Time, the purchase of Fund shares will be effected on the next business day. (See "Procedures for Redemptions and Exchanges.")

        In the interest of economy and convenience, physical certificates representing the Fund s shares are not issued. Shares of the Fund are recorded on a register by the Trust s transfer agent.

                           REDEEMING AN INVESTMENT
                                 (WITHDRAWALS)

        An investor may withdraw all or any portion of his investment by redeeming Fund shares at the next-determined net asset value per share after receipt of the order. Redemptions may be made by letter or by telephone subject to the procedures set forth below. The privilege to initiate redemption transactions by telephone will be made available to Fund shareholders automatically. Telephone redemptions will be sent only to the address of record of the redeeming investor or to bank accounts specified by the redeeming investor in his account application.

        The proceeds of non-telephone redemptions will be sent directly to the investor s address of record. If the investor requests payment of redemptions to a third party or to a location other than the investor s address of record or a bank account specified in the investor s account application, this request must be in writing and the investor s signature must be guaranteed by a commercial bank; a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer, or government securities broker; a credit union; a national securities exchange, registered securities association, or clearing agency; or a savings association.

        The Fund will redeem its shares at a redemption price equal to the net asset value of the shares as next computed following the receipt of a request for redemption. There is no
        redemption charge.   Payment for  the redemption price will  be
        made within seven days after the Trust s receipt of the request for redemption.

        With respect  to  the Fund,  the  right  of redemption  may  be suspended, or the date of payment postponed: (i) for any period during which the Federal Reserve Bank of New York (the "New York Fed") or the New York Stock Exchange (the "NYSE") is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (ii) for any period during which an emergency exists so that disposal of the Fund s investments or the determination of its net asset value is not reasonably practicable; or (iii) for such other periods as the Securities and Exchange Commission (the "Commission"), by order, may permit for protection of the Fund s investors. On any day that the New York Fed or the NYSE closes early, the principal government securities and corporate bond markets close early (such as on days in advance of holidays generally observed by participants in these markets), or as permitted by the Commission, the right is reserved to advance the time on that day by which purchase and redemption orders must be received. (See "Determination of Net Asset Value.")

                                  EXCHANGES

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values next determined of the shares involved; provided that, in connection with exchanges for shares of a Rydex Fund, certain minimum investment levels are maintained. An exchange of other Rydex Fund shares for shares of the Fund is permitted only if the $2,000,000 minimum investment in the Fund is satisfied. The Trust reserves the right to modify its minimum investment requirements. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund (the "OTC Fund"), The Rydex Precious Metals Fund (the "Metals Fund"), The Rydex U.S. Government Bond Fund (the "Bond Fund"), The Juno Fund, The Rydex High Yield Fund (the "High Yield Fund"), The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), and the Rydex Institutional Money Market Fund (the series described in this Prospectus); other separate Rydex Funds may be added in the future. Exchanges may be made by letter or by telephone subject to the procedures set forth below.

        To implement an exchange, shareholders should provide the following information: account name, account number or taxpayer identification number, number of or percentage of shares or dollar value of shares to be exchanged, and the names of the Rydex Funds involved in the exchange transaction. Exchanges may be made only if such exchanges are between identically registered accounts. Shareholders contemplating such an exchange for shares of a Rydex Fund not described in this Prospectus should obtain and review the prospectus of the Rydex Fund to which the investment is to be transferred. The exchange privilege is available only in states where the exchange legally may be made and may be modified or discontinued at any time. Shares of the Money Market Fund received in an exchange for shares of the OTC Fund or the Metals Fund are issued on the third business day following the day on which the Rydex Fund receives the exchange request.

                   PROCEDURES FOR REDEMPTIONS AND EXCHANGES

        Written requests for redemptions and exchanges should be sent to Rydex Series Trust, 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, and should be signed by the record owner or owners. Telephone redemption and exchange requests with respect to the Rydex Funds may be made by calling (800) 820-0888 or (301) 468-8520, on any day the Trust is open for business. Such requests may be made only between 8:30 A.M., Eastern Time, and the times indicated below (all times are Eastern Time). For exchanges, the earlier of the times indicated below for the Rydex Funds whose shares are being exchanged applies.

        The Nova, Ursa, and Rydex OTC Funds. . . . . . .3:45 P.M.
        The Rydex Precious Metals Fund . . . . . . . .  3:30 P.M.
        The Rydex U.S. Government
          Bond and Juno Funds . . . . . . . . . . . . . 2:45 P.M.
        The Rydex High Yield Fund . . . . . . . . . . . 2:15 P.M.

        Telephone redemption and exchange orders will be accepted only during the period indicated above. If the primary exchange or market on which the Rydex Fund transacts business closes early, the above cut-off time will be approximately fifteen minutes (thirty minutes, in the case of the Metals Fund, and forty-five minutes in the case of the High Yield Fund) prior to the close of such exchange or market. Telephone redemption and exchange privileges may be terminated or modified by the Trust at any time.

        When acting on instructions believed to be genuine, the Trust will not be liable for any loss resulting from a fraudulent telephone transaction request and the investor would bear the risk of any such loss. The Trust will employ reasonable procedures to confirm that telephone instructions are genuine; and if the Trust does not employ such procedures, then the Trust may be liable for any losses due to unauthorized or fraudulent instructions. The Trust follows specific procedures for transactions initiated by telephone, including, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation not later than five business days after such transactions, and/or tape recording of telephone instructions. Investors also should be aware that telephone redemptions or exchanges may be difficult to implement in a timely manner during periods of drastic economic or market changes. If such conditions occur, redemption or exchange orders can be made by mail.

                       DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund's shares is determined each day on which both the NYSE and the New York Fed are open for business at 1:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1996: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a
        Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the New York Fed or the NYSE is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the New York Fed and the NYSE each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.

        The Fund will utilize the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share for the Fund of $1.00. However, there is no assurance that the $1.00 net asset value will be maintained. For further information regarding the amortized cost method for valuing the Fund s portfolio securities, see "Determination of Net Asset Value" in the Statement of Additional Information.

                        TAX-SHELTERED RETIREMENT PLANS

        Tax-sheltered retirement plans of the following types will be available to investors:

           Individual Retirement Accounts (IRAs)
           Keogh Accounts - Defined Contribution
              Plans (Profit-Sharing Plans)
           Keogh Accounts - Pension Plans
                              (Money Purchase Plans)
           Internal Revenue Code Section 403(b)
              Plans

        Additional  information   regarding  these   accounts  may   be
        obtained by contacting the Trust.

                         DIVIDENDS AND DISTRIBUTIONS

        All income dividends and capital gains distributions of the Fund automatically will be reinvested in additional shares of the Fund at the net asset value calculated on the ex-dividend date, unless an investor has requested otherwise from the Trust in writing. Dividends and distributions of the Fund are taxable to the shareholders of the Fund, as discussed below under "Taxes," whether such dividends and distributions are reinvested in additional shares of the Fund or are received in cash. Statements of account will be sent to the Fund shareholders at least quarterly.

        The Fund ordinarily (i) declares dividends of net investment income (and net short-term capital gains, if any) for shares of the Fund on a daily basis and (ii) distributes these dividends to shareholders of the Fund on a monthly basis. The Trustees, however, may revise this dividend and distribution policy of the Fund, postpone the payment of dividends thereunder, or take any other action necessary with respect thereto in order to facilitate, to the extent possible, the maintenance by the Fund of a constant net asset value per share of $1.00, or if the Trustees otherwise believe that such a revised policy would be in the best interests of the shareholders of the Fund.

                                    TAXES

        The U.S. Internal Revenue Code of 1986, as amended (the "Code"), provides that each investment portfolio of a series investment company is to be treated as a separate corporation. Accordingly, the Fund will seek to qualify for treatment as a regulated investment company (a "RIC") under Subchapter M of the Code. So long as the Fund qualifies as a RIC and satisfies the distribution requirements under the Code for any taxable year, the Fund itself will not be subject to income tax on the ordinary income and capital gains it has distributed to its shareholders for that year.

        To qualify as a RIC under the Code, the Fund must satisfy certain requirements, including the requirements that the Fund receive at least 90% of the Fund s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund s investments in stock, securities, and foreign currencies (the "90% Test"), and that the Fund derive less than 30% of the Fund s gross income from the sale or other disposition of any of the following instruments which have been held for less than three months (the "30% Test"): (i) stock or securities; (ii) certain options, futures, or forward contracts; or (iii) foreign currencies (or certain options, futures, or forward contracts on such foreign currencies). Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund s net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund s net investment income and the Fund s net realized short-term capital gains, if any, are distributed to the shareholders of that Fund. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income.

        Under current law, dividends derived from interest and dividends received by the Fund, together with distributions of any short-term capital gains, if any, are taxable to the shareholders of the Fund, as ordinary income at Federal income tax rates of up to 39.6%, whether or not such dividends and distributions are reinvested in shares of the Fund or are received in cash.

        Ordinary dividends paid to corporate or individual residents of foreign countries generally are subject to a 30% withholding tax. The rate of withholding tax may be reduced if the United States has an income tax treaty with the foreign country where the recipient resides. Capital gains distributions received by foreign investors should, in most cases, be exempt from U.S. tax. A foreign investor will be required to provide the Fund with supporting documentation in order for the Fund to apply a reduced rate or exemption from U.S. withholding tax.

        Shareholders are required by law to certify that their tax identification number is correct and that they are not subject to back-up withholding. In the absence of this certification, the Fund is required to withhold taxes at the rate of 31% on dividends, capital gains distributions, and redemptions. Shareholders who are non-resident aliens may be subject to a withholding tax on dividends earned. For further information regarding the taxation of dividends and distributions from the Fund and the tax treatment of shareholders of the Fund, see
        "Dividends, Distributions, and Taxes," in the Statement of Additional Information.

        Shareholders are urged to consult their own tax advisors regarding specific questions as to Federal, state or local taxes.

                           MANAGEMENT OF THE TRUST

        Investment Adviser
        The Trust is provided investment advice and management services by PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor"). The Advisor was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board and the President of the Advisor, owns a controlling interest in the Advisor.

        The portfolio manager of the Fund is Anne H. Ruff, who joined the Advisor in August 1996. From 1989 to 1995, Ms. Ruff worked as a portfolio manager for United Services Life Insurance Company ("USLICO"), in Arlington, Virginia, where Ms. Ruff managed $2.5 billion in fixed-income portfolios. From 1985 to 1989, Ms. Ruff worked as an assistant portfolio manager/securities analyst for USLICO. From 1979 to 1985, Ms. Ruff worked as a bank investment officer for First Union Corp. (formerly, First American Bank of Virginia) in McLean, Virginia, where Ms. Ruff managed the bank's federal funds and investment portfolio operations. Ms. Ruff received her bachelor of arts degree in French and Economics from Mary Grove College, at Detroit, Michigan, in 1966.

        Under an investment advisory agreement between the Trust and the Advisor, dated May 14, 1993, and as most recently amended on September 25, 1996, the Fund pays the Advisor a fee at an annualized rate of 0.55% of the average daily net assets of the Fund.

        The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees who are affiliated persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the " Distribution Plan"). See "Distribution Plan."

        Servicer
        General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the
        Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as most recently amended on September 25, 1996. Under this service agreement, the Fund pays the Servicer a fee at an annualized rate of 0.20% of the average daily net assets of the Fund.

        The Servicer provides the Trust and the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Trust and the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and the shareholders of the Fund. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Trust; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

        Distributor
        Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund is provided certain distribution services by PADCO Financial Services, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Distributor"), subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated March 8, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. See "Distribution Plan."

        Costs and Expenses
        The Fund bears all expenses of its operations other than those assumed by the Advisor, the Servicer, or the Distributor. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the Distributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees;
        securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any (to the extent that these expenses are not covered by payments made by the Fund under the Distribution Plan); all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and non-interested Trustees fees and expenses. For the period from July 11, 1996 through March 31, 1997, the total expenses of the Fund were 1.15% of the Fund's average net assets (annualized).

        The Advisor has advanced the organizational expenses of the Fund. These costs, which are approximately $40,000, will be reimbursed by the Fund, and the Fund will amortize these costs over a five-year period from the date the Fund commences operations.

                              DISTRIBUTION PLAN

        The Trust finances activities which are primarily intended to result in the sale of Fund shares and has adopted the Distribution Plan for the Fund pursuant to Rule 12b-1 under the 1940 Act. The Trust's Distribution Plan for the Fund provides that the Fund will pay the Distributor up to a maximum of 0.25% per annum of the Fund's daily net assets for expenses actually incurred by the Distributor during the same twelve (12) month period, plus unreimbursed expenses incurred prior to that twelve (12) month period in the distribution and promotion of the Fund's shares, including the printing of certain reports used for sales purposes, expenses for preparation and  printing  of  sales  literature,  and  related expenses, including any maintenance, distribution, or service fees paid to securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") who have executed a distribution or service agreement with the Distributor. As of March 31, 1997, the Fund had total net assets of approximately $110.3 million and the Distributor did not have any aggregated "uncovered distribution charges" for the Fund (i.e., the expenses actually incurred by the Distributor less amounts received by the Distributor pursuant to the Distribution Plan).

        The Glass-Steagall Act generally prohibits Federal and state chartered or supervised banks from engaging in the business of underwriting, selling, or distributing securities. Although the scope of this prohibition under the Glass-Steagall Act has not been clearly defined by the courts or appropriate regulatory agencies, the Distributor believes that the Glass-Steagall Act should not preclude a bank from performing shareholder support services or servicing and recordkeeping functions. The Distributor intends to engage banks only to perform such functions. Changes in Federal or state statutes and regulations pertaining to the permissible activities of banks and their affiliates or subsidiaries, as well as further judicial or administrative decisions or interpretations, however, could prevent a bank from continuing to perform all or a part of the contemplated services. If a bank were prohibited from so acting, the Trustees would consider what actions, if any, would be necessary to continue to provide such efficient and effective shareholder services. In such event, changes in the operation of the Fund might occur, including possible termination of any automatic investment or redemption or other services then provided by the bank. It is not expected that shareholders of the Fund would suffer any adverse financial consequences as a result of any of these occurrences. In addition, state securities laws on this issue may differ from the interpretations of Federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to state law.

        The Fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Distribution Plan. No preference for the instruments of such depository institutions will be shown in the selection of investments. For further information regarding the Distribution Plan, see "Distribution Plan" in the Statement of Additional Information.

                           PERFORMANCE INFORMATION

        From time to time, the Fund may advertise its current "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. A description of the respective methods by which the yield and effective yield of the Fund are calculated is contained in the Statement of Additional Information under "Information on Computation of Yield."

        Since yield fluctuates, yield data cannot necessarily be used to compare an investment in the Fund s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of the Fund should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

        GENERAL INFORMATION ABOUT THE TRUST

        Organization and Description of Shares of Beneficial Interest The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware business trust on February 10, 1993, and has present authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class. Currently, the Trust has issued shares of nine separate classes: The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex High Yield Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund. Other separate classes may be added in the future.

        All shares of the Rydex Funds are freely transferable. The Rydex Fund shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Rydex Fund shares have equal voting rights, except that, in a matter affecting a particular series in the Trust, only shares of that series may be entitled to vote on the matter. Shareholder inquiries can be made by telephone (at 800-820-0888 or 301-468-8520) or by mail  (to  6116  Executive  Boulevard,  Suite  400,  Rockville,
        Maryland 20852).

        Under  the  Delaware  General  Corporation  Law,  a  registered investment company is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees of the Trust from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of Trust shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees of the Trust and will assist in communications with other Trust shareholders.

        Unlike the stockholder of a corporation, shareholders of a business trust such as the Trust could be held personally liable, under certain circumstances, for the obligations of the business trust. The Trust s Declaration of Trust, however, disclaims liability of the shareholders of the Trust, the Trustees, or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification out of Trust property for all loss and expense of any Trust shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust s obligations and this risk, thus, should be considered remote.

        As of the date of this Prospectus, no officer or Trustee of the Trust owned any of the Fund shares.

        Trustees and Officers
        The Trust has a Board of Trustees which is responsible for the general supervision of the Trust s business. The day-to-day operations of the Trust are the responsibility of the Trust s officers.


        Auditors
        Deloitte & Touche LLP, 117 Campus  Drive, Princeton, New Jersey
        08540,  are  the   auditors  of  and  the  independent   public
        accountants for the Trust and the Fund.

        Custodian
        Pursuant to a separate custody agreement entered into by the Trust, Star Bank, N.A. (the "Custodian"), Star Bank Center, 425 Walnut Street, Cincinnati, Ohio 45202, serves as custodian for the Trust and the Fund. Under the terms of this custody agreement, the Custodian holds the portfolio securities of the Fund and keeps all necessary related accounts and records.

        NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS, OR IN The STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH The OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR
        MADE,   SUCH INFORMATION   OR   PRESENTATIONS   MUST   NOT   BE
        RELIED   UPON   AS   HAVING  BEEN AUTHORIZED   BY   The TRUST.
        THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY The TRUST IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

                                  APPENDIX A

                           COMMERCIAL PAPER RATINGS


        Moody's Investors Service, Inc.
        Commercial  paper  rated  "Prime"  by  Moody's   Investors
        Service, Inc. ("Moody's"), is based upon Moody's evaluation of many factors including: (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance;
        (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or "Prime-3" by Moody's.

        "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
        (1) leading  market positions  in well-established  industries;
        (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

        "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Standard & Poor's Rating Group
        Commercial paper rated by Standard & Poor's Rating Group ("S&P") has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

        A-1 -- This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

        A-2 -- The capacity for timely payment on issues with this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

        Fitch Investors Service, Inc.
        Commercial paper rated by Fitch Investors Service, Inc. ("Fitch"), reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

        F-1  --  This  designation   rating  indicates  that   the
        commercial paper is regarded as having the strongest degree of assurance for timely payment.

        F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."

        Duff and Phelps Credit Rating Co.
        Short-term ratings by Duff & Phelps Credit Rating Co. ("Duff") are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

        An emphasis of Duff's short-term ratings is placed on "liquidity," which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

        The distinguishing  feature of  Duff's short-term  ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

        Duff 1+ -- This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

        Duff  1 --  This designation rating indicates  a very high
        certainty of timely payment.   Liquidity factors  are excellent
        and supported  by good  fundamental protection  factors.   Risk
        factors are minor.

        Duff  1-  --  This  designation  rating  indicates a  high
        certainty of timely payment.   Liquidity factors are strong and
        supported   by  good  fundamental  protection  factors.    Risk
        factors are very small.

        Duff 2 -- This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

        IBCA, Inc.
        In  addition  to  conducting   a  careful  review   of  an
        institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

        IBCA's analysts speak the  languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

        Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

        IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

        A1+ -- This designation rating indicates obligations supported by the highest capacity for timely repayment.

        A1  --  This  designation   rating  indicates  obligations
        supported by a very strong capacity for timely repayment.

        A2  --  This  designation   rating  indicates  obligations
        supported by a strong  capacity for timely  repayment, although
        such  capacity  may  be   susceptible  to  adverse  changes  in
        business, economic, or financial conditions.

                                    PART B

                 Combined Statement of Additional Information

                                      of

                                The Nova Fund,

                                The Ursa Fund,

                             The Rydex OTC Fund,

                       The Rydex Precious Metals Fund,

                     The Rydex U.S. Government Bond Fund,

                                The Juno Fund,

                                     and

                 The Rydex U.S. Government Money Market Fund

                     STATEMENT OF ADDITIONAL INFORMATION

                              RYDEX SERIES TRUST

                     6116 Executive Boulevard, Suite 400
                          Rockville, Maryland  20852
                                (800) 820-0888
                                (301) 468-8520

        The Rydex Series Trust (the "Trust") is a no-load mutual fund with nine separate investment portfolios (the "Funds" or "Rydex Funds"), seven of which Funds are described in this Statement of Additional Information. The Funds are principally designed for professional money managers and investors who intend to invest in the Funds as part of an asset-allocation or market-timing investment strategy. Sales are made, without sales charge, at each Fund s per share net asset value.

        Except for the Rydex U.S. Government Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. Each of these Funds seeks investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy. Additional Funds may be created from time to time.

        The following are the Funds and their benchmarks:

                FUND                          BENCHMARK

        The Nova Fund        150% of the performance of the S&P 500
                             Composite Stock Price IndexTM

        The Ursa Fund        Inverse (opposite) of the S&P 500
                             Composite Stock Price IndexTM
        Rydex OTC Fund       NASDAQ 100 IndexTM (NDX)

        Rydex Precious       Philadelphia Stock Exchange Gold/Silver
        Metals Fund          IndexTM (XAU)

        Rydex U.S.           120% of the price movement of current Long
        Government Bond      Treasury Bond
        Fund

        The Juno Fund        Inverse (opposite) of the price movement
                             of the current Long Treasury Bond


        The Trust also offers The Rydex U.S. Government Money Market Fund. This Fund seeks to provide security of principal, high current income, and liquidity by investing primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities. The securities of the Rydex U.S. Government Money Market Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in this Fund is neither insured nor guaranteed by the United States Government. The Rydex U.S. Government Money Market Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

        The Funds (other  than the Rydex  U.S. Government  Money Market
        Fund) may engage in certain aggressive investment techniques, which include engaging in short sales and transactions in options and futures contracts. The Nova Fund and the Rydex U.S. Government Bond Fund also may use the speculative technique known as leverage to increase funds available for investment. See "Borrowing." Investors in the Nova Fund may experience substantial losses during sustained periods of falling equity prices, while investors in the Ursa Fund and the Juno Fund may experience substantial losses during sustained periods of rising equity prices and declining interest rates respectively. Because of the inherent risks in any investment, there can be no assurance that any Fund s investment objective will be achieved.

        None of the Funds alone constitutes a balanced investment plan, and certain of the Funds involve special risks not traditionally associated with investment companies. The nature of the Funds generally will result in significant portfolio turnover which would likely cause higher expenses and additional costs and increase the risk that the Fund will not qualify as a regulated investment company under the
        Federal tax laws. The Trust is not intended for investors whose principal objective is current income or preservation of capital and may not be a suitable investment for persons who intend to follow an "invest and hold" strategy. See "Special Risk Considerations in the Trust s Prospectus.

        The Trust also offers The Rydex Institutional Money Market Fund and The Rydex High Yield Fund, each of which series of the Trust is described in a separate prospectus and a separate statement of additional information.

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Trust's Prospectus, dated August 1, 1997. A copy of the Trust s Prospectus is available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone numbers above.

        The date of this Statement  of Additional Information is August
        1, 1997.

                     STATEMENT OF ADDITIONAL INFORMATION


                              TABLE OF CONTENTS


                                                     Page


        THE RYDEX FUNDS................................4

        INVESTMENT POLICIES AND TECHNIQUES ............4

        INVESTMENT RESTRICTIONS.......................11

        PORTFOLIO TRANSACTIONS AND BROKERAGE..........15

        MANAGEMENT OF THE TRUST.......................16

        PRINCIPAL HOLDERS OF SECURITIES...............21

        DETERMINATION OF NET ASSET VALUE..............23

        PERFORMANCE INFORMATION.......................25

        CALCULATION OF RETURN QUOTATIONS..............26

        INFORMATION ON COMPUTATION OF YIELD...........27

        DIVIDENDS, DISTRIBUTIONS, AND TAXES ..........29

        AUDITORS AND CUSTODIAN........................34

        FINANCIAL STATEMENTS..........................34

        THE RYDEX FUNDS

        The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund (collectively, the "Funds"); other separate Funds may be added in the future. The Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Rydex U.S. Government Money Market Fund and the Rydex Institutional Money Market Fund, each Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Funds seek investment results that correspond over time to a specified benchmark. The Funds may be used independently or in combination with each other as part of an overall investment strategy.

        Shares of any Fund may be exchanged, without any charge, for shares of any other Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Fund, certain minimum investment levels are maintained (see "Exchanges"). Copies of the separate Prospectus and Statement of Additional Information for each of the Rydex High Yield Fund and the Rydex Institutional Money Market Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at (800) 820-0888 or (301) 468-8520.

        INVESTMENT POLICIES AND TECHNIQUES

        General
        Reference is made to the sections entitled "Investment Objectives and Policies" and "Investment Techniques and Other Investment Policies" in the Trust's Prospectus for a discussion of the investment objectives and policies of the Funds. In addition, set forth below is further information relating to the Funds. Portfolio management is provided to each Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor").

        The investment strategies of the Funds discussed below, and as discussed in the Trust's Prospectus, may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

        Options Transactions

        Options on Securities.   The Nova Fund, The Rydex OTC Fund
        (the "OTC Fund"), and the Rydex Precious Metals Fund (the "Metals Fund") may buy call options and write (sell) put options on securities, and the Ursa Fund may buy put options and write call options on securities for the purpose of realizing the Fund's investment objective. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised.

        During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the "OCC"), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction.

        Options on Security Indexes.   The Nova Fund, the OTC Fund,
        and the Metals Fund may purchase call options and write put options, and the Ursa Fund may purchase put options and write call options, on stock indexes listed on national securities exchanges or traded in the over-the-counter market as an investment vehicle for the purpose of realizing the Fund's investment objective.

        Options on indexes are settled in cash, not in delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. When a Fund writes a covered option on an index, the Fund will be required to deposit and maintain with a custodian cash or liquid securities equal in value to the aggregate exercise price of a put or call option pursuant to the requirements and the rules of the applicable exchange. If, at the close of business on any day, the market value of the deposited securities falls below the contract price, the Fund will deposit with the custodian cash or liquid securities equal in value to the deficiency.

        Foreign Securities
        The Metals Fund may invest in issuers located outside the United States. These purchases may be made by purchasing American Depository Receipts ("ADRs"), "ordinary shares," or "New York shares" in the United States. ADRs are dollar-denominated receipts representing interests in the securities of a foreign issuer, which securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by United States banks and trust companies which evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs in registered form are designed for use in domestic securities markets and are traded on exchanges or over-the-counter in the United States. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. New York shares are shares that a foreign issuer has allocated for trading in the United States. ADRs, ordinary shares, and New York shares all may be purchased with and sold for U.S. dollars, which protects the Metals Fund from the foreign settlement risks described below.

        Investing in foreign companies may involve risks not typically associated with investing in United States companies. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than United States markets, and prices in some foreign markets can be very volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions, and custodial fees, generally are higher than for United States investments.

        Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

        At the present time, there are five major producers and processors of gold bullion and other precious metals and minerals. In order of magnitude, these producers and processors are: the Republic of South Africa, the former republics of the former Soviet Union, Canada, the United States, and Australia. Political and economic conditions in several of these countries may have a direct effect on the mining, distribution, and price of precious metals and minerals, and on the sales of central bank gold holdings, particularly in the case of South Africa and the former republics of the former Soviet Union. South African mining stocks represent a special risk in view of the history of political unrest in that country. Besides that factor, various government bodies such as the South African Ministry of Mines and the Reserve Bank of South Africa exercise regulatory authority over mining activity and the sale of gold. The policies of these South African government bodies in the future could be detrimental to the Metals Fund's objectives.

        U.S. Government Securities
        The Rydex U. S. Government Bond Fund (the "Bond Fund") invests primarily in U.S. Government Securities, and each of the other Funds also may invest in U.S. Government Securities. The Juno Fund may enter into short transactions on U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for

        Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

        Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Bond Fund will invest in such U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

        Repurchase Agreements
        As discussed in the Trust's Prospectus, each of the Funds may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, other than The Rydex U.S. Government Money Market Fund (the "Money Market Fund"), not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% (10% with respect to the Money Market Fund) of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

        Zero Coupon Bonds
        The Bond Fund and the Juno Fund may invest in U.S. Treasury zero-coupon bonds. These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons. Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity. Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds. Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation. Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments. Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity. Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds. Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of "Separate Trading of Registered Interest and Principal of Securities" (or "STRIPS"). While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds. Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

        Reverse Repurchase Agreements
        The Ursa Fund, the Juno Fund, and the Money Market Fund may use reverse repurchase agreements as part of that Fund's investment strategy. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Funds intend to use the reverse repurchase technique only when this will be to the Fund's advantage to do so. Each Fund will establish a segregated account with the Trust's custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund's obligations in respect of reverse repurchase agreements.

        Borrowing
        The Nova Fund and the Bond Fund may borrow money, including borrowing for investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique which increases investment risk, but also increases investment opportunity. Since substantially all of a Fund s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the Fund will increase more when the Fund s portfolio assets increase in value and decrease more when the Fund s portfolio assets decrease in value than would otherwise be the case. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Nova Fund and the Bond Fund might have to sell portfolio securities to meet interest or principal payments at a time investment considerations would not favor such sales. The Nova Fund and the Bond Fund intend to use leverage during periods when the Advisor believes that the respective Fund s investment objective would be furthered.

        Each Fund may borrow money to facilitate management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

        As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


        In addition to the foregoing, the Funds are authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

        Lending of Portfolio Securities
        Subject to the investment restrictions set forth below, each of the Funds may lend portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. A Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Funds will not lend more than 33 % of the value of the Fund's total assets, except that the Money Market Fund will not lend more than 10% of the value of the Money Market Fund's total assets. Loans would be subject to termination by the lending Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan inures to the lending Fund and that Fund's shareholders. A lending Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

        When-Issued and Delayed-Delivery Securities
        Each Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% (10% with respect to the Money Market Fund) of the Fund s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with the Fund's custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Trust does not believe that a Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

        Investments in Other Investment Companies
        The Funds (other than the Bond Fund and the Money Market Fund) presently may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act. A Fund, therefore, may invest in the securities of another investment company (the "acquired company") provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. The Bond Fund and the Money Market Fund may invest in the securities of other investment companies only as part of a merger, reorganization, or acquisition, subject to the requirements of the 1940 Act.

        If a Fund invests in, and, thus, is a shareholder of, another investment company, the Fund s shareholders will indirectly bear the Fund s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Fund to the Fund s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund s own operations.

        The Trust and the Advisor have applied to the Securities and Exchange Commission for an exemptive order that would permit other investment companies to invest in the Funds as part of a "fund of funds" arrangement (the "FOF Order"). Once the Trust receives the FOF Order, and for as long as the FOF Order remains effective (and subject to the FOF Order being modified in the future), none of the Funds (including both the Bond Fund and the Money Market Fund) will invest in any securities of investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. There is no assurance that the FOF Order will be issued.

        The foregoing strategies, and those discussed in the Trust's Prospectus under the heading "Investment Objectives and Policies," may subject a Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by a Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by a Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to a Fund will result in the achievement of the Fund's objectives.

        Illiquid Securities
        While none of the Funds anticipates doing so, each Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. A Fund will not invest more than 15% (10% with respect to the Money Market Fund) of the Fund's net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

        Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and other meet selection criteria, a Fund may make such investments. Whether or not such securities are "illiquid" depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser. The trustees of the Trust (the "Trustees") have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by a Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund's liquidity.

        Portfolio Turnover
        As discussed in the Trust's prospectus, the Trust anticipates that investors in the Funds, as part of a market-timing or asset allocation investment strategy, will frequently exchange shares of the Funds for shares in other Funds pursuant to the exchange policy of the Trust as well as frequently redeem shares of the Funds (see "Exchanges" in the Trust's Prospectus). The nature of the Funds has caused the Funds to experience substantial portfolio turnover. Because each Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Fund's investors, it is very difficult to estimate what the Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced the Funds will continue to be substantial.

        "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. All instruments held by a Fund during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of Funds as described above, the actual portfolio turnover of the Funds has been and it is anticipated that their actual portfolio turnover in the future will be unusually high.

        Tracking Error
        While the Funds do not expect that the returns over a year will deviate adversely from their respective benchmarks by more than ten percent, several factors may affect their ability to achieve this correlation. Among these factors are:
        (1) Fund expenses, including brokerage (which may be increased by high portfolio turnover); (2) less than all of the securities in the benchmark being held by a Fund and securities not included in the benchmark being held by a Fund;
        (3) an imperfect correlation between the performance of instruments held by a Fund, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) a Fund holds instruments traded in a market that has become illiquid or disrupted; (6) Fund share prices being rounded to the nearest cent; (7) changes to the benchmark index that are not disseminated in advance; (8) the need to conform a Fund s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; or (9) market movements that run counter to a leveraged Fund's investments (which will cause divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging). Market movements that run counter to a leveraged Fund's investments will cause some divergence between the Fund and its benchmark over time due to the mathematical effects of leveraging. The magnitude of the divergence is dependent upon the magnitude of the market movement, its duration, and the degree to which the Fund is leveraged. The tracking error of a leveraged Fund is generally small during a well-defined uptrend or downtrend in the market. When measured from price peak to price peak, across a market decline and subsequent recovery, however, the deviation of the Fund from its benchmark may be significant.

        INVESTMENT RESTRICTIONS

        As described in the section of the Trust's Prospectus entitled "Investment Objectives and Policies," each of the Funds has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of a Fund not specifically identified in this Statement of Additional Information or the Trust's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from a Fund's portfolio.

        The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Juno Fund:

        A Fund shall not:

             1. Lend any security or make any other loan if, as a result, more than 33 % of the value of the Fund's total assets would be lent to other parties, except
                  (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or
                  (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

             2.   Underwrite securities of any other issuer.

             3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

             4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, 9, 10, 11, 13, and 14, as applicable to the Fund.

             5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

        The following restrictions are applicable to the Nova Fund, the Ursa Fund, the OTC Fund, the Bond Fund, and the Juno Fund:

        A Fund shall not:

             6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

             7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

        The following restriction is applicable to the Ursa Fund, the OTC Fund, the Metals Fund, and the Money Market Fund:

        A Fund shall not:

             8. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

        The following restriction is applicable to the Nova Fund, the OTC Fund, and the Metals Fund:

        A Fund shall not:

             9. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin. The Fund may engage in short sales if, at the time of the short sale, the Fund owns or has the right to acquire an equal amount of the security being sold at no additional cost ("selling against the box").

        The following restriction is applicable to the Nova Fund and the Bond Fund:

        A Fund shall not:

             10.  Borrow money, except the Fund may borrow money
                  (i) from a bank in an amount not in excess of 33 % of the total value of the Fund's assets (including the amount borrowed) less the Fund's liabilities (not including the Fund's borrowings), and (ii) for temporary purposes in an amount not in excess of 5% of the total value of the Fund's assets.

        The following restriction is applicable to the Ursa Fund and the Juno Fund:

        A Fund shall not:

             11. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the Securities and Exchange Commission or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

        The following restrictions are applicable to the Metals Fund:

        The Metals Fund shall not:

             12. Purchase and sell commodities or commodities contracts, but this shall not prevent the Metals Fund from: (a) trading in futures contracts and options on futures contracts; or (b) investing in precious-metals and precious minerals.

             13. Invest 25% or more of the value of the Metals Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry; except that the Metals Fund will invest 25% or more of the value of the Metals Fund's total assets in the securities in the metals-related and minerals-related industries. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

        The following restriction is applicable to the Bond Fund:

        The Bond Fund shall not:

             14. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The deposit or payment by the Bond Fund of initial or variation margin in connection with futures or options transactions is not considered to be a securities purchase on margin.

        The following restrictions are applicable to the Money Market
        Fund:

        The Money Market Fund shall not:

             15. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

             16. Lend the Money Market Fund's portfolio securities in excess of 15% of the Money Market Fund's total assets. Any loans of the Money Market Fund's portfolio securities will be made according to guidelines established by the Board of Trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

             17. Issue senior securities, except as permitted by the Money Market Fund's investment objectives and policies.

             18.  Write or purchase put or call options.

             19. Invest in securities of other investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization.

             20. Mortgage, pledge, or hypothecate the Money Market Fund's assets except to secure permitted borrowings. In those cases, the Money Market Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets of the Money Market Fund at the time of the borrowing.

             21. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

        The following restriction is applicable to the Juno Fund:

             The Juno Fund shall not:

             22. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of the Fund's total assets from a bank or (ii) in an amount up to one-third of the value of the Fund's total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. The Juno Fund shall not make purchases while borrowing in excess of 5% of the value of its total assets. For purposes of this limitation, Fund assets invested in reverse repurchase agreements are included in the amounts borrowed.

        Furthermore, the Trustees have adopted additional investment restrictions for each Fund. These restrictions are not fundamental investment policies, but rather are operating policies of each Fund, as indicated, and may be changed by the Trustees without Fund shareholder approval. With respect to each of the Funds, except as otherwise indicated, these additional investment restrictions adopted by the Trustees, to date, are as follows:

             1.   The Fund will not invest in warrants.

             2. The Fund will not invest in real estate limited partnerships.

             3. The Fund will not invest in mineral leases; except that the Metals Fund may invest in mineral leases although the Metals Fund does not presently intend to invest in such leases.

        In addition, none of the Funds presently intends:

             1. To lend the Fund's assets. If, in the future, a Fund does lend its assets, the Fund will adhere to all limitations on the Fund's ability to lend its assets as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

             2. To enter into currency transactions; except that the Metals Fund may enter into currency transactions although the Metals Fund does not presently intend to enter into such transactions.

             3. To purchase illiquid securities. If in the future, a Fund does purchase illiquid securities, the Fund will not invest more than 15% of its net assets in illiquid securities; except that the Money Market Fund will not invest more than 10% of its net assets in illiquid securities. Each Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale.

             4. To purchase and sell real property (including limited partnership interests), to purchase and sell securities that are secured by real estate or interests therein, to purchase mortgage-related securities, or to hold and sell real estate acquired for the Fund as a result of the ownership of securities.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

        PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder

        The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Funds and the other client accounts.

        The policy of each Fund regarding purchases and sales of securities for the Fund's portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, each Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

        Purchases and sales of U.S. Government securities are normally transacted through issuers, underwriters or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

        In seeking to implement a Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

        The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor's other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the

        Advisor is not reduced by any amount that may be attributable to the value of such information and services.

        The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from the respective commencement of operations to June 30, 1994, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund amounted to $150,696, $197,412, $23,577,
        $381,380, $6,324, and $0, respectively. For the period from July 1, 1994 (or the respective commencement of operations, if later) to June 30, 1995, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund amounted to $268,283, $494,223, $35,421, $550,858, $2,390,
        $14,999, and $0, respectively. For the period from July 1, 1995 to June 30, 1996, total brokerage commissions paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, The Juno Fund, and the Money Market Fund amounted to $293,000, $669,000, $673,000, $35,000, $11,000,
        $23,000, and $0, respectively. For the period July 1, 1996 to March 31, 1997, total brokerage commissions paid by The Nova Fund, The Ursa Fund, The OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund amounted to $259,900, $236,053, $15,491, $276,434, $7,829, $24,387, and
        $0, respectively.

        MANAGEMENT OF THE TRUST

        The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

        Trustees

        *Albert P. Viragh, Jr. (56)

             Chairman of the Board of Trustees and President of the Trust; Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of The Rydex Advisor

             Variable Annuity Account (the "Separate Account"), a separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm and the distributor of the shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, each a series of the Trust, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address:
             6116 Executive Boulevard, Suite 400, Rockville, Maryland
             20852.

        Corey A. Colehour (51)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        J. Kenneth Dalton (57)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and
             Investor, The Dalton Group, April 1995 to present;
             President, CRAM Mortgage Group, Inc. 1966 to April 1995.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Roger Somers (53)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Officers

        Robert M. Steele (38)

             Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present; Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Carl G. Verboncoeur (44)

             Vice President of Operations of the Trust; Vice President of Operations of the Separate Account, 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President Perpetual Savings Bank, 1987 to 1993. Address:
             6116 Executive Boulevard, Suite 400, Rockville, Maryland
             20852.

        Michael P. Byrum (27)

             Assistant Secretary of the Trust; Employee and senior portfolio manager of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Rydex OTC Fund (since
             1997) and The Rydex U.S. Government Bond Fund (since
             1997), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the Separate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration, 1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Victor J. Edgar (36)

             Controller of the Trust; Controller of the Separate Account, 1996 to the present; Controller of PADCO Service Company, Inc., the shareholder and transfer agent servicer for the Trust, 1994 to the present; Controller of PADCO Financial Services, Inc., a registered broker-dealer firm and the distributor of the shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, 1996 to present; Assistant Controller for The Rushmore Group, a mutual fund complex, 1989 until 1994.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Sothara Chin (31)

             Compliance Officer of the Trust; Compliance Officer of PADCO Advisors, Inc., investment adviser of the Trust, 1996 to the present; Compliance Officer of the Separate Account, 1996 to present; Compliance Officer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Compliance Officer of PADCO Service Company, Inc., the Trust's shareholder and transfer agent servicer to the Trust, 1996 to present; Compliance Officer of PADCO Financial Services, Inc., a registered broker-dealer and the distributor of the shares of the Rydex Institutional Money Market Fund and High Yield Fund, 1996 to present; Compliance Officer, USLICO Corporation, an insurance company, 1990 to 1996.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        __________________________

        * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

        The Advisory Agreement

        Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, and also amended on December 13, 1994, March 8, 1996, and
        September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, the Nova Fund, the Ursa Fund, the Rydex OTC Fund, the Rydex Precious Metals Fund, the Rydex U.S. Government Bond Fund, the Juno Fund, the Rydex U.S. Government Money Market Fund, the Rydex High Yield Fund, and the Rydex Institutional Money Market Fund; other separate series may be added in the future. As of March 31, 1997, net Trust assets under management of the Advisor were approximately $1.28 billion. Pursuant to the advisory agreement with the Advisor, the Funds pay the Advisor the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:

        The Nova Fund                           0.75%
        The Ursa Fund                           0.90%
        The Rydex OTC Fund                      0.75%
        The Rydex Precious Metals Fund          0.75%
        The Rydex U.S. Government Bond Fund     0.50%
        The Juno Fund                           0.90%
        The Rydex U.S. Government Money
           Market Fund                          0.50%

        The Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund commenced operations on July 12, 1993, January 7, 1994, February 14, 1994, December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively. For the period from the respective commencement of operations to June 30, 1994, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money

        Market Fund to the Advisor amounted to $158,834, $193,185, $14,901, $16,816, $4,888, and $163,459, respectively. For the period from July 1, 1994 (or the respective commencement of operations, if later) to June 30, 1995, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $411,286, $1,587,040, $361,659,
        $221,309, $7,704, $29,837, and $727,027, respectively.  For the period from July 1, 1995 to June 30, 1996, total management fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,022,794, $1,607,706, $541,443, $406,902, $97,820, $174,866, and
        $891,864, respectively. For the period from July 1, 1996 to March 31, 1997, total management fees expensed to the Advisor by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund amounted to $1,812,740, $2,070,135, $775,607, $185,396,
        $35,394, $130,573, and $671,957, respectively.

        The Advisor reimbursed the Bond Fund $5,831 and $0 for the fiscal years ended June 30, 1995 and 1996, respectively, and reimbursed the Bond Fund $0 for the nine-month period ended March 31, 1997.

        The Advisor manages the investment and the reinvestment of the assets of each of the Funds, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services and the expenses of the Trustees of the Trust who are affiliated with or interested persons of the Advisor. The Advisor, from its own resources, including profits from advisory fees received from the Funds, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares.

        The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

        The Service Agreement

        General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Funds by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852

        (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and amended on March 8, 1996 and also amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

        Under this service agreement, the Funds pay the Servicer the following fees at an annual rate based on the average daily net assets for each respective Fund, as set forth below:

             The Nova Fund                           0.25%
             The Ursa Fund                           0.25%
             The Rydex OTC Fund                      0.20%
             The Rydex Precious Metals Fund          0.20%
             The Rydex U.S. Government Bond Fund     0.20%
             The Juno Fund                           0.25%
             The Rydex U.S. Government Money
                   Market Fund                       0.20%

        For the period from the respective commencement of operations to June 30, 1994, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Servicer amounted to $37,545, $53,647, $3,973, $4,641, $1,955, and $65,383, respectively.
        For the period from July 1, 1994 (or the respective commencement of operations, if later) to June 30, 1995, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $137,082, $440,721, $96,637, $59,001, $3,333, $8,232, and $290,811,
        respectively. For the period from July 1, 1995 to June 30, 1996, total service fees paid by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $327,476, $451,107, $123,358, $114,476, $37,793, $47,333, and $403,167,
        respectively. For the period from July 1, 1996 to March 31, 1997, total service fees expensed by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Servicer amounted to $606,411, $575,038, $205,328, $49,439, $14,158, $36,374, and
        $268,855, respectively.

        Under the service agreement, the Servicer provides the Trust and each Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Trust and each Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for each Fund, distributes dividends and distributions payable by each Fund, and produces statements with respect to account activity for each Fund and each Fund's shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to each Fund; each Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

        Costs and Expenses

        Each Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); custodian and accounting fees and expenses; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested Trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the Funds pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

        For the period from the respective commencement of operations to June 30, 1994, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, and the Money Market Fund to the Advisor amounted to $376,156, $367,676, $44,250, $45,787, $30,901, and
        $384,373, respectively. For the period from July 1, 1994 (or the respective commencement of operations, if later) to June 30, 1995, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $785,175, $2,441,508, $680,241, $405,626,
        $40,599, $51,932, and $1,290,628, respectively.  For the
        period from July 1, 1995 to June 30, 1996, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $1,747,874, $2,469,816, $916,004, $704,167, $236,172, $320,232, and
        $1,758,657, respectively. For the nine-month period from July 1, 1996 to March 31, 1997, the total expenses of Fund operations borne by the Nova Fund, the Ursa Fund, the OTC Fund, the Metals Fund, the Bond Fund, the Juno Fund, and the Money Market Fund to the Advisor amounted to $2,876,911, $3,135,640, $1,315,489, $367,139, $108,501, $231,608, and
        $1,240,180, respectively.

        The aggregate compensation paid by the Trust to each of its Trustees serving during the nine-month period ended March 31, 1997, is set forth in the table below:

                                Aggregate          Pension or      Estimated Annual
                  Name of      Compensation    Retirement Benefits     Benefit upon
                  Person,     from the Trust    Accrued as Part of      Retirement
                 Position                          the Trust s
                                                     Expenses
        Albert P. Viragh, Jr.*     $0                  $0                  $0
        Chairman and President

        Corey A. Colehour        $4,500                $0                  $0
        Trustee

        J. Kenneth Dalton        $4,500                $0                  $0
        Trustee

        Roger Somers             $4,500                $0                  $0
        Trustee


        * Denotes an "interested person" of the Trust.

        PRINCIPAL HOLDERS OF SECURITIES

        As of July 8, 1997, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the Funds.

        Fund            Name and Address            Number of      % Ownership
                                                       Shares
        Nova Fund       National Financial      5,718,667.394          18.2%1/
                        Services Corp.
                        P.O. Box 3908
                        New York, NY 10008

                        Schwab & Company        5,496,759.612          17.5%1/
                        101 Montgomery Street
                        San Francisco, CA
                        94104


        Nova Fund       Donaldson Lufkin        2,933,277.105         9.3%1/
        (continued)     Jenrette
                        P.O. Box 2052
                        Jersey City, NJ 07303

                        First Trust Corp.       2,229,953.210         7.1%1/
                        P.O. Box 173736
                        Denver, CO 80217

        Ursa Fund       Schwab & Company        7,477,806.303        18.4%1/
                        101 Montgomery Street
                        San Francisco, CA
                        94104

                        National Financial      4,802,062.240        11.8%1/
                        Services Corp.
                        P.O. Box 3908
                        New York, NY 10008

                        Donaldson Lufkin        3,193,496.200         7.9%1/
                        Jenrette
                        P.O. Box 2052
                        Jersey City, NJ 07303

        OTC Fund        Schwab & Company        2,651,722.302        19.2%1/
                        101 Montgomery Street
                        San Francisco, CA
                        94104

                        First Trust Corp.       2,442,508.558        17.6%1/
                        P.O. Box 173736
                        Denver, CO 80217
                                      32


        Fund            Name and Address            Number of      % Ownership
                                                       Shares
                        Record Owner for:

                           Zweig/Avatar          709,923.790          5.1%2/
                        Advisors
                           900 Third Avenue
                           New York, NY 10022

                        Donaldson Lufkin        1,777,329.655        12.8%1/
                        Jenrette
                        P.O. Box 2052
                        Jersey City, NJ 07303

        Precious        First Trust Corp.         577,047.359        17.8%1/
        Metals Fund     P.O. Box 173736
                        Denver, CO 80217

                        Record Owner for:

                           Infinet Advisory,      577,047.359        17.8%2/
                           Inc.
                           3400 Croasdaile
                           Drive
                           Suite 208
                           Durham, NC 27205

                                      33


        Fund            Name and Address            Number of      % Ownership
                                                       Shares

        Precious        Donaldson Lufkin          169,375.117         5.2%1/
        Metals Fund     Jenrette
        (continued)     P.O. Box 2052
                        Jersey City, NJ 07303

        U.S.            Independent Trust         547,627.926        39.3%1/
        Government      Corporation
        Bond Fund       15255 S. 94th Avenue
                        Suite 303
                        Orland Park, IL
                        60462-3897

                        First Trust Corp.         192,229.567        13.8%1/
                        P.O. Box 173736
                        Denver, CO 80217

                        Record Owner for:

                           Fairport Asset         138,098.827         9.9%2/
                           Management
                           830 Post Road East
                           Westport, CO 06880

        Juno Fund       Donaldson Lufkin          119,855.266        10.0%1/
                        Jenrette
                        P.O. Box 2052
                        Jersey City, NJ
                        07303

                        National Financial        117,617.767         9.8%1/
                        Services Corp.
                        P.O. Box 3908
                        New York, NY  10008

                        Schwab & Company           91,008.800         7.6%1/
                        101 Montgomery Street
                        San Francisco, CA
                        94104

        1/   Record owner only.
        2/   Beneficial owner only.

        As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of each Fund.

        DETERMINATION OF NET ASSET VALUE

        The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Money Market Fund. The Money Market Fund will utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, this method may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Money Market Fund would receive if this Fund sold the instrument. During such periods, the yield to investors in the Money Market Fund may differ somewhat from that obtained in a similar company which uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Money Market Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less
        (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

        The Money Market Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), and is conditioned on the Money Market Fund's compliance with various conditions including: (a) the Board is obligated, as a particular responsibility within the overall duty of care owed to the Money Market Fund's shareholders, to establish written procedures reasonably designed, taking into account current market conditions and the Money Market Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures should provide for (i) the calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) the periodic review by the Trustees of the amount of deviation as well as methods used to calculate the amount of deviation; and
        (iii) the maintenance of written records of the procedures, the Trustees considerations made pursuant to the procedures and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as the Trustees deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, or, as provided by the Trust's Declaration of Trust, reducing the number of the outstanding shares of the Money Market Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders. Any reduction of the outstanding shares of the Money Market Fund will be effected by having each shareholder proportionately contribute to the Money Market Fund's capital the shares necessary to eliminate or reduce the material dilution or other unfair results to investors or existing shareholders. Each Money Market Fund shareholder will be deemed to have agreed to such contribution in these circumstances by investment in the Money Market Fund.

        The Rule further requires that the Money Market Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Money Market Fund to maintain a dollar-weighted average portfolio maturity (not more than ninety days) appropriate to the Money Market Fund's objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than ninety days, the Money Market Fund would be required to invest its available cash in such a manner as to reduce such maturity to ninety days or less as soon as reasonably practicable.

        Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Money Market Fund's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or, in the case of an instrument called for redemption, the date on which the redemption payment must be made.

        A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

        An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.

        As permitted by the Rule, the Trustees have delegated to the Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

        If the Trustees determine that it is no longer in the best interests of the Money Market Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Money Market Fund will notify shareholders of any such change.

        The Money Market Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but the Money Market Fund cannot assure that the value of the shares of the Money Market Fund will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and accrued on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Money Market Fund's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Money Market Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then-accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then-accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Money Market Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Money Market Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Money Market Fund may reduce or eliminate the payment of dividends, and utilize a net asset value per share as determined by using available market quotations, or reduce the number of Money Market Fund shares outstanding.

        PERFORMANCE INFORMATION

        From time to time, each of the Funds (other than the Money Market Fund) may include the Fund's total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for a Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of a Fund is calculated from two factors: the amount of dividends earned by each Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

        Performance information for each of the Funds contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes. Performance information for the Nova Fund, the Ursa Fund, and the Metals Fund may be compared to various unmanaged indexes, including, but not limited to, the S&P500 Index or the Dow Jones Industrial Average. Performance information for the Metals Fund also may be compared to its current benchmark, the XAU Index. Performance information for the OTC Fund may be compared to various unmanaged indexes, including, but not limited to, its current benchmark, the NASDAQ 100 IndexTM, and the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM comparison may be provided to show how the OTC Fund's total return compares to the record of a broad average of over-the-counter stock prices over the same period. The OTC Fund has the ability to invest in securities not included in the NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM, and the OTC Fund's investment portfolio may or may not be similar in composition to NASDAQ 100 IndexTM or the NASDAQ Composite IndexTM. The NASDAQ Composite IndexTM is based on the prices of an unmanaged group of stocks and, unlike the OTC Fund's returns, the returns of the NASDAQ Composite IndexTM, and such other unmanaged indexes, may assume the reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing. Performance information for the Bond Fund and the Juno Fund may be compared to various unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index.

        Such unmanaged indexes may assume the reinvestment of dividends, but generally do not reflect deductions for operating costs and expenses. In addition, a Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Trust in performance reports, will be drawn from the "Capital Appreciation Funds" grouping for each of the Nova Fund and the Ursa Fund, from the "Small Company Growth Funds" grouping for the OTC Fund, from the "Precious Metals Funds" grouping for the Metals Fund, and from the "Bond Funds" grouping for the Bond Fund and the Juno Fund. Rankings may be listed among one or more of the asset-size classes as determined by Lipper. Since the assets in all mutual funds are always changing, a Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question.
        Performance figures are based on historical results and are not intended to indicate future performance.

        CALCULATION OF RETURN QUOTATIONS

        For purposes of quoting and comparing the performance of a Fund (other than the Money Market Fund) to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and Exchange Commission ("SEC Rules"),

        Funds advertising performance must include total return quotes calculated according to the following formula:

                                 P(1+T)n=ERV

             Where: P = a hypothetical initial payment of $1,000;

                  T =   average annual total return;

                  n =   number of years (1, 5, or 10); and

                  ERV = ending redeemable value of a hypothetical
                        $1,000 payment, made at the beginning of the 1, 5, or 10 year periods, at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

        Under the foregoing formula, the time periods used in advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the effectiveness of the Registration Statement of the Trust. In calculating the ending redeemable value, all dividends and distributions by a Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

        From time to time, each Fund, other than the Money Market Fund, also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of a Fund with data published by Lipper Analytical Services, Inc., or with the performance of the S&P500 Index or the Dow Jones Industrial Average for each of the Nova Fund and the Ursa Fund, the NASDAQ 100 IndexTM for the OTC Fund, the XAU Index for the Metals Fund, and the Lehman Government (LT) Index for the Bond Fund and the Juno Fund, each respective Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

        For the one-year period ended June 30, 1997, and for the period from the respective commencement of operations of the Funds (see "Portfolio Transactions and Brokerage") to June 30, 1997, the average annual compounded rate of return of the respective Funds (other than the Money Market Fund), assuming the reinvestment of all dividends and distributions, was as follows:

                                                                For the Period
                                                For the            From  The
                                                One-Year      Commencement
                                              Period Ended     Of Operations to
                                             June 30, 1997       June 30, 1997
          The Nova Fund                          44.79%             25.82%
          The Ursa Fund                         (19.89)%           (12.71)%
          The Rydex OTC Fund                     43.57%             29.12%
          The Rydex Precious Metals Fund        (22.65)%            (9.26)%
          The Rydex U.S. Government Bond
          Fund                                   6.69%               1.36%
          The Juno Fund                          (0.58)%            (2.56)%

        INFORMATION ON COMPUTATION OF YIELD

        The Bond Fund.   In addition to the total return quotations
        discussed above, the Bond Fund also may advertise the Bond Fund's yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Bond Fund earned during the period by the maximum offering price per Bond Fund share on the last day of the period, according to the following formula:

                        YIELD =  2[(  a-b  +1)6-1]
                                       cd

         Where:   a =   dividends and interest earned
                        during the period;

                  b =   expenses accrued for the period (net of
                        reimbursements);

                  c =   the average daily number of shares
                        outstanding during the period that were
                        entitled to receive dividends; and
                  d = the maximum offering price per share on the last day of the period.

        Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Bond Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest),
        (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Bond Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Bond Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

        The Bond Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

        Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

        The Bond Fund's yield, as of March 31, 1997, based on a thirty-day base period, was approximately 5.95%.

        The Money Market Fund. The Money Market Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

        The Money Market Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Money Market Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

        The Money Market Fund's annualized effective yield and annualized current yield, for the seven-day period ended March 31, 1997, were approximately 4.84% and 4.74%, respectively.

        The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Money Market Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by the Money Market Fund and changes in interest rates on such investments, but also on changes in the Money Market Fund's expenses during the period.

        Yield information may be useful in reviewing the performance of the Money Market Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Fund's yield fluctuates.

        DIVIDENDS, DISTRIBUTIONS, AND TAXES

        Dividends and Distributions.   Dividends from net investment
        income and any distributions of net realized capital gains from each of the Funds will be distributed as described in the Trust's Prospectus under "Dividends and Distributions." All such distributions of a Fund normally automatically will be reinvested without charge in additional shares of the same Fund.

        As discussed in the Trust's Prospectus, the Money Market Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and accretion of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Money Market Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Money Market Fund.

        The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Money Market Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders of the Money Market Fund. On occasion, in order to maintain a constant $1.00 per share net asset value for the Money Market Fund, the Trustees may direct that the number of outstanding shares of the Money Market Fund be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder of the Money Market Fund in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

        With respect to the investment by the Bond Fund in U.S. Treasury zero coupon bonds, a portion of the difference between the issue price of zero coupon securities and the face value of such securities (the "original issue discount") is considered to be income to the Bond Fund each year, even though the Bond Fund will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the investment company taxable income of the Bond Fund which must be distributed to shareholders of the Bond Fund in order to maintain the qualification of the Bond Fund as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), as described immediately below under "Regulated Investment Company Status," and to avoid Federal income tax at the level of the Bond Fund. Shareholders of the Bond Fund will be subject to income tax on such original issue discount, whether or not such shareholders elect to receive their distributions in cash.

        Regulated Investment Company Status. As a RIC, a Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

        Shareholders of the Money Market Fund will be subject to Federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to a shareholder of the Money Market Fund as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares of the Money Market Fund or in cash. Since the Money Market Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the Federal dividends received deduction available to corporations.

        Each of the Funds will seek to qualify for treatment as a RIC under the Code. Provided that a Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized long- and short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, each Fund generally must distribute at least 98% of its income, including its net long-term capital gains. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test"). Income from investments in precious metals and in precious minerals will not qualify as gross income from "securities" for purposes of the 90% Test. The Metals Fund, therefore, intends to restrict its investment in precious metals and in precious minerals to avoid a violation of the 90% Test.

        In addition, under the Code, a Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of a Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which a

        Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by a Fund in futures contracts and options on stock indexes, securities, and futures contracts.

        Each of the Funds, other than the Money Market Fund, expects to have greater difficulty than other mutual funds in satisfying the 30% Test because of frequent redemptions and exchanges of shares that are expected to occur as investors in the Fund seek to take advantage of anticipated changes in market conditions as a part of their market-timing investment strategies. To minimize the risk that it will not satisfy the 30% Test because of such frequent redemptions and exchanges of shares, each Fund will seek to meet that Fund's obligations in connection with redemptions and exchanges without the realization of gains on the sales of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Fund will seek (consistent with the Fund's investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

        Section 851(h)(3) of the Code provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to
        Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require a Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so. Despite each Fund's objective to satisfy the requirements of Section 851 of the Code, there can be no assurance that a Fund's efforts to achieve that objective will be successful.

        If a Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If a Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

        In the event of a failure by a Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

        If a Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

        If a Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

        When a Fund, other than the Money Market Fund, is required to sell securities to meet significant redemptions or exchanges, the Fund may enter into futures contracts as a hedge against price changes in the securities to be sold. Gains realized by the Fund upon closing out the Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted.
        Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in the IRS regulations.

        IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the date on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

        When a Fund, other than the Money Market Fund, enters into futures contracts to hedge against price changes of securities to be sold, the Fund may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code. There can be no assurances, however, that a Fund (or the Fund's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. Each of the Funds, other than the Money Market Fund, generally intends to sell pro rata the securities being hedged, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

        Special Considerations Applicable to The Rydex Precious Metals Fund. In general, with respect to the Metals Fund, gains from "foreign currencies" and from foreign currency options, foreign currency futures, and forward foreign exchange contracts ("forward contracts") relating to investments in stock, securities, or foreign currencies will be qualifying income for purposes of determining whether the Metals Fund qualifies as a RIC. It is currently unclear, however, who will be treated as the issuer of a foreign currency instrument or how foreign currency options, futures, or forward contracts will be valued for purposes of the RIC diversification requirements applicable to the Metals Fund.

        Under Code Section 988, special rules are provided for certain transactions in a foreign currency other than the taxpayer's functional currency (i.e., unless certain special rules apply, currencies other than the U.S. dollar). In general, foreign currency gains or losses from forward contracts, from futures contracts that are not "regulated futures contracts," and from unlisted options will be treated as ordinary income or loss under Code Section 988. Also, certain foreign exchange gains derived with respect to foreign fixed-income securities are also subject to Section 988 treatment. In general, Code
        Section 988 gains or losses will increase or decrease the amount of the Metals Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Metals Fund's net capital gain. Additionally, if Code Section 988 losses exceed other investment company taxable income during a taxable year, the Metals Fund would not be able to make any ordinary dividend distributions.

        The Metals Fund may incur a liability for dividend withholding tax as a result of the Metals Fund's investment in stock or securities of foreign corporations. If, at any year end, more than 50% of the assets of the Metals Fund are comprised of stock or securities of foreign corporations, the Metals Fund may elect to "pass through" to shareholders the amount of foreign taxes paid by the Metals Fund. The Metals Fund will make such an election only if the Metals Fund deems this to be in the best interests of its shareholders. If the Metals Fund does not qualify to make this election or does qualify, but does not choose to do so, the imposition of such taxes would directly reduce the return to an investor from an investment in the Metals Fund.

        Transactions By the Funds. If a call option written by a Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by a Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

        With respect to call options purchased by a Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the stock or futures contract so acquired.

        A Fund has available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. A Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

        Each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund in its operations also will utilize options on stock indexes. Options on "broad based" stock indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by a Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

        The trading strategies of each of the Nova Fund, the Ursa Fund, the OTC Fund, and the Metals Fund involving nonequity options on stock indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. Each of these four Funds will also have available to the Fund a number of elections under the Code concerning the treatment of option transactions for tax purposes. Each such Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

        A Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of each Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

        Back-Up Withholding.   Each Fund is required to withhold and
        remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

        Other Issues. Each Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of a Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

        Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

        AUDITORS AND CUSTODIAN

        Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and each of the Funds. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and each of the Funds.

        FINANCIAL STATEMENTS

        The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31. The Financial Statements (audited) of the Trust, for the nine-month period ended March 31, 1997, are included in the Trust's 1997 Annual Report to Shareholders, which was filed on Form N-30D with the

        Securities and Exchange Commission via EDGAR transmission on June 3, 1997. A copy of these Financial Statements is included immediately below. Copies of the Trust's Annual Report also may be obtained without charge by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at 800-820-0888 or 301-468-8520.

                         Audited Financial Statements
                                     for
                             Rydex Series Trust,
               for the Nine-Month Period Ended March 31, 1997,
                           Including the Report of
                           Deloitte & Touche, LLP,
                           Independent Auditors for
                              Rydex Series Trust

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                            ANNUAL REPORT, MARCH 31, 1997
                                                 RYDEX SERIES TRUST
                                         6116 Executive Boulevard, Suite 400
                                                 Rockville, MD 20852
                 LOGO                      (301) 468-8520  (800) 820-0888

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  It is a pleasure to report that the Rydex Series Trust enjoyed another successful year by providing our shareholders with consistently managed funds. Each Fund performed well within the parameters of their objectives during this period of market volatility. In addition, the total assets under management increased from $693 million as of June 30, 1996 to $1.28 billion at the end of March 1997, an increase of nearly 85%.

  This Annual Report covers the previous nine months as a result of a decision to change the Rydex Series Trust's fiscal year end from June 30 to March 31. In the following paragraphs, we will describe the U.S. economic environment over the past nine months. In the final section (Fund Strategy and Performance), we will focus more closely on each Rydex Fund's performance in relation to its benchmark.

FISCAL YEAR IN REVIEW

  Fear of the mere possibility of inflation dominated the U.S. financial markets during the fiscal year ending March 31, 1997. A benign economy with virtually no inflation in sight was no match for the economic apparitions that swayed the equity and debt markets over the reporting period.


  The Consumer Price Index (see
adjacent chart), which is a common
measure of inflation, illustrates that
in general, prices have remained
relatively subdued over the past six
years. Currently inflation is running
at a restrained 2.8%. Improved
productivity, fueled by high
technology and competitive global
markets, has allowed the United States
to aim for faster growth without
triggering serious inflation. In
addition, the absence of any oil or
food shocks, federal budget
constraints, and falling trade
barriers are all factors that have
contributed to an economic environment
of steady growth and low inflation.

                                                                            LOGO

                                          Source: Bloomberg Financial Markets

  In the third and fourth quarter of 1996, economic data revealed moderate growth, low inflation, and a strong dollar, with a recession nowhere in sight. The U.S. Government reported that the federal budget deficit for the fiscal year ending September 1996, was the lowest since 1981, while the U.S. jobless rate was half that of industrialized Europe. Despite Federal Reserve Chairman Alan Greenspan's ominous comments to Congress regarding a stock market that may be overcome by "irrational exuberance", the equity markets reached new highs during the last half of 1996.

  In February of 1997, Chairman Greenspan once again provided congressional testimony that caused uneasiness in the world's financial markets. His remarks indicated that even though U.S. economic prospects "in general are quite favorable" and that Fed officials expect inflation to remain subdued, the Fed may take preemptive action against an increased risk of inflation by raising interest rates. Such a move, he warned, could have an adverse impact on corporate profits, and thus on stock prices, which may have been supported by a wave of "excessive optimism." In reaction to his comments, the financial markets fluctuated wildly.

  On March 13, 1997, the U.S. Government reported robust retail sales figures that were interpreted as a harbinger of future inflation due to a more heated economy. This report sent stock and bond prices lower. A week later, on March 20, 1997, Chairman Greenspan reported that the "evidence is quite clear that the current low level of inflation, given the relative tightness of the economy, is close to unprecedented." He added, "the state of inflation at this particular stage is clearly under control." These comments were seemingly nullified on March 24, 1997, when the Federal Reserve Open Market Committee, led by the enigmatic Greenspan, met and decided to tighten money market conditions slightly by raising the fed funds target by 1/4 percentage point.

  The tightening was viewed by the Fed as a prudent step that would provide greater assurance of maintaining the current economic expansion by sustaining the existing low inflation environment. It is the Federal Reserve Board's conviction that low inflation is essential to realizing the economy's greatest growth potential.

  Concerns of further interest rate hikes and future lackluster earnings reports caused several more sell offs. The first quarter of 1997 ended with the last two trading days on the Dow Jones suffering the worst losses since the crash of 1987. The S&P 500, the NASDAQ 100, and the XAU Index also endured big declines, while the yield of the 30-year Treasury bond continued it's upward trend by closing the quarter at 7.1%.

  Has the bull market finally come to an end or is this just a large correction and buying opportunity? Are further rate hikes in store and could this be the end of a six-year economic expansion? Will this market volatility continue? These are some of the questions that market participants will be pondering in the months to come.

Fund Strategy and Performance

The Nova Fund

Benchmark: 150% of the performance of the S & P 500 Composite Stock Price Index
Inception: July 12, 1993

  To achieve its objective, Nova invested primarily in S & P 500 futures contracts and call options on S & P 500 futures contracts. Nova was able to outperform the S & P 500 Index and perform consistent with its benchmark by using its call options and futures contracts to maintain 150% exposure to the market. The S&P 500 index was up 12.90% for the period ending March 31, 1997. Three quarters of that rise was due to 100 of the largest companies in the index. As the market dropped precipitously in the first quarter of 1997, the large caps once again led the way with concerns that first quarter earnings might come up short.



                                      LOGO

--------------------------------------------------------------------------------

                                        Total Return
                                        ------------
                         Fiscal Year ended Since Inception (7-12-93)
                              3-31-97             to 3-31-97
--------------------------------------------------------------------
  Nova Fund                   15.69%                98.86%
  Standard & Poor's 500
   Stock Index                12.90%                68.63%
--------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Ursa Fund

Benchmark: Inverse (opposite) of the S & P 500 Composite Stock Price Index
Inception: January 7, 1994

  To achieve its objective, Ursa sold S & P 500 futures contracts and purchased put options on S & P 500 futures contracts. The Ursa Fund posted a -6.74% total return for the period as a result of its short position in the S & P 500 Index. This compared to a 12.90% return for the S & P 500. Ursa out-performed its benchmark since it is able to earn interest on cash balances which it is required to keep in order to cover its short positions.



                                      LOGO

--------------------------------------------------------------------------------

                                                    Total Return
                                                    ------------
                                     Fiscal Year ended Since Inception (1-7-94)
                                          3-31-97             to 3-31-97
-------------------------------------------------------------------------------
  Ursa Fund                               -6.74%               -27.46%
  Standard & Poor's 500 Stock Index       12.90%                61.12%
-------------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex OTC Fund

Benchmark: NASDAQ 100 Index (NDX)
Inception: February 14, 1994

  Over-the-counter securities continued to perform well during the latest fiscal year. The NASDAQ Composite Index, which represents the universe of all OTC securities, was up 3.10% during the period. Although the technology laden NASDAQ has declined in recent months, it still remains ahead of the Dow and the S&P 500 when measured over the last ten years. The Fund performed in step with the NASDAQ 100 by closely matching its investments to that of the index. Generally, the Fund owned approximately eighty stocks representing roughly 95% of the capitalization of the index.



                                     LOGO

-------------------------------------------------------------------------------

                                         Total Return
                                         ------------
                          Fiscal Year ended Since Inception (2-14-94)
                               3-31-97             to 3-31-97
---------------------------------------------------------------------
  OTC Fund                     18.58%                95.69%
  NASDAQ 100 Index             17.68%                96.75%
  NASDAQ Composite Index        3.10%                55.54%
---------------------------------------------------------------------

Past performance is no guarantee of future results. The NASDAQ Composite Index and the NASDAQ 100 Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex Precious Metals Fund

Benchmark: Philadelphia Stock Exchange Gold/Silver Index (XAU)
Inception: December 1, 1993

  Gold prices fell to as low as $340 per ounce in recent weeks, down from a high of $415 in early 1996. Recent negative factors include low inflation, a strong dollar and fears of more gold sales by European Central Banks. The XAU Index, which is comprised of mainly North American gold and silver mining and production companies, had a distressed year. From June 28, 1996 to March 31, 1997, the XAU fell from 123.76 to 104.12 or 15.87%. The Rydex Precious Metals Fund mimicked the performance of the XAU Index during the period due to a similar weighting of stocks held by the fund as in the index.


                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                      Fiscal Year  Since Inception (12-1-93)
                                     ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  Precious Metals Fund                  -15.58%             -22.95%
  Philadelphia Stock Exchange
   Gold/Silver Index                    -15.87%             -13.85%
  Standard & Poor's 500 Stock Index      12.90%              63.92%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Index and the PSE Gold/Silver Index are unmanaged stock indexes and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex U. S. Government Bond Fund

Benchmark: 120% of the price movement of current Long Treasury Bond
Inception: January 3, 1994

  The yield on the 30-year Treasury Bond for the nine months ending March 31, 1997 rose from 6.9% to 7.1% causing bond prices to fall. As a result of the Fund's investment in the 30-year Bond, the Fund ended the period with a total return of -.35%. In addition to purchasing Treasuries, the Fund purchased call options on Treasury Bond futures to increase its exposure to 120% of the price movement of the Treasury Bond.

                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year  Since Inception (1-3-94)
                                      ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  U.S. Government Bond Fund              -0.35%              -2.09%
  Price movement of 30 year Treasury
   Bond                                  -4.49%             -13.78%
  Lehman Brothers Long T-Bond Index       2.88%              17.76%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price.

The Juno Fund

Benchmark: Inverse (opposite) of the price movement of current Long Treasury
Bond
Inception: March 3, 1995

  To achieve its objective, Juno attempts to approximate a 100% short position in the Long Treasury Bond. During the fiscal year, the Fund sold Treasury Bond Futures and bought puts on the Treasury Bond Futures traded on the Chicago Board of Trade. Generally, the Treasury Bond Futures will have a high correlation to the 30-year Treasury Bond. For the fiscal year, the price movement on the 30-year Treasury Bond was down 4.49%, while Juno was up 2.81%. Juno's under-performance was due to the fact that the bond futures did not decline as much as the cash bond during the period.


                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year   Since Inception (3-3-95)
                                       ended 3-31-97        to 3-31-97
-----------------------------------------------------------------------------
  The Juno Fund                            2.81%              -2.64%
  Price movement of 30 year Treasury
   Bond                                   -4.49%               1.27%
  Lehman Brothers Long T-Bond Index        2.88%              20.07%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The High Yield Fund

Benchmark: Merrill Lynch High Yield Master Index
Inception: January 3, 1997

  To achieve its objective, the fund attempts to provide investment returns that correspond to the Merrill Lynch High Yield Master Index. The fund invested primarily in below investment grade corporate bonds, commonly known as "junk bonds." Despite a rise in interest rates, the high yield market remains strong as evidenced by default rates that have declined to only 1.5% in 1996. Since the inception of the Fund, the slight decline in high yield bond prices has been offset by the higher coupon interest paid by the issuers of the debt.

                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                   Fiscal Year ended Since Inception (1-3-97)
                                        3-31-97             to 3-31-97
-----------------------------------------------------------------------------
  High Yield Fund                       -0.03%                -0.03%
  Merrill Lynch High Yield Master
   Index                                 1.22%                 1.22%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Merrill Lynch High Yield Master Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

THE RYDEX U. S. GOVERNMENT MONEY MARKET FUND

  The objective of the Rydex U. S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. To meet its objective, the Fund invested in U. S. Government money market instruments, keeping the Fund's average maturity to a minimum. The low average maturity allowed the Fund to accommodate high turnover while participating in increases in short term interest rates. For the fiscal year, the U. S. Government Money Market Fund posted an average annual total return of 4.39%.

  During the fiscal year ended March 31, 1997, shareholders redeemed $3,597,262,046 from the Nova Fund. A portion of those proceeds received by shareholders represent capital gain distributions in the amount of $10,923,030. In addition, on December 4, 1996, the Nova and OTC Funds paid long-term capital gain distributions of $6,012,731 and $57,883 respectively, to shareholders of record on December 3, 1996. Finally, of the distributions paid by the U.S. Government Bond Fund during the months of January, February, and March 1997, $34,993 represent long-term capital gain distributions. This notification is to meet certain IRS requirements.

IN SUMMARY

  Fiscal Year 1997 provided an eventful and at times volatile market environment for our shareholders. We are pleased with each Fund's performance in light of this market volatility. In the upcoming years, Rydex will seek to develop and implement more innovative products catering to the needs of professional money managers and their clients. As always, if you need information about our Funds or have questions, call us at (800) 820-0888 or
(301) 468-8520.

Sincerely,
LOGO
Albert P. (Skip) Viragh
Chairman of the Board

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 61.5%
Call Options on:
 S&P 500 Index Expiring May 1997 at 300                     2,000 $ 91,482,000
 S&P 500 Index Expiring June 1997 at 300                    1,000   45,754,000
 S&P 500 Index Expiring July 1997 at 300                    1,145   52,418,100
 S&P 500 Index Expiring July 1997 at 300                    1,000   45,786,000
 S&P 500 Futures Contracts Expiring June 1997 at 600          434   34,405,350
                                                                  ------------
  Total Call Options (Cost $286,782,349)                           269,845,450
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 37.4%
U.S. Treasury Bill 4.975% 4/03/97                     $50,000,000   49,986,181
U.S. Treasury Bill 4.98% 4/17/97                       15,000,000   14,966,800
U.S. Treasury Bill 5.22% 5/08/97                       50,000,000   49,731,750
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $164,063,620)              164,063,620
                                                                  ------------
REPURCHASE AGREEMENT 1.1%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                    4,900,000    4,900,000
                                                                  ------------
  Total Investments 100% (Cost $455,745,969)                      $438,809,070
                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                        Unrealized Loss
                                              Contracts        (Note 1)
                                              --------- ---------------
FUTURES CONTRACTS PURCHASED
S&P 500 Futures Contracts Expiring June 1997
  (Underlying Face Amount at Market Value
 $23,498,000)                                      62    $   (381,814)
                                                         ============
                                                                 Market
                                                                  Value
                                                               (Note 1)
                                                        ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P Index Expiring May 1997 at 315             2,000      88,506,000
 S&P Index Expiring June 1997 at 315            1,000      44,270,000
 S&P Index Expiring July 1997 at 315            1,000      44,318,000
                                                         ------------
  Total Call Options (Proceeds $184,676,444)             $177,094,000
                                                         ============



See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 66.0%
Put Options on:
 S&P 500 Futures Contract Expiring June 1997 at 1000          100 $ 12,100,000
 S&P 500 Futures Contract Expiring June 1997 at 1200           50   11,050,000
                                                                  ------------
  Total Put Options (Cost $19,176,366)                              23,150,000
                                                                  ------------
Call Options on:
 S&P 500 Index Expiring April 1997 at 300                    8000  365,792,000
 S&P 500 Index Expiring May 1997 at 300                      2000   91,482,000
 S&P 500 Index Expiring June 1997 at 300                     7000  320,338,000
 S&P 500 Index Expiring July 1997 at 300                     3000  137,358,000
                                                                  ------------
  Total Call Options (Cost $930,533,500)                           914,970,000
                                                                  ------------
   Total Options Purchased (Cost $949,709,866)                     938,120,000
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Bill 5.225% 4/17/97                     $40,000,000   39,907,111
U.S. Treasury Bill 5.315% 4/17/97                      40,000,000   39,905,511
U.S. Treasury Bill 5.275% 4/17/97                      25,000,000   24,941,389
U.S. Treasury Bill 4.99% 5/08/97                        3,000,000    2,984,614
U.S. Treasury Bill 4.965% 5/22/97                      50,000,000   49,648,312
U.S. Treasury Bill 5.01% 5/29/97                      100,000,000   99,192,833
U.S. Treasury Bill 5.19% 6/12/97                       75,000,000   74,221,500
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $380,180,159)             $380,180,159
                                                                  ------------


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                Face Amount
                                               ------------
REPURCHASE AGREEMENT 7.2%
Repurchase Agreement Collateralized by U.S.
 Treasury Obligations--6.25% 4/01/97 (Note 3)  $102,900,000 $  102,900,000
                                                            --------------
  Total Investments 100% (Cost $1,432,790,025)              $1,421,200,159
                                                            ==============

---------------------------------------------------------------------------

                                                            Unrealized Gain
                                                  Contracts        (Note 1)
                                                  --------- ---------------
FUTURES CONTRACTS SOLD
S&P 500 Futures Contract Expiring June 1997
 (Underlying Face Amount at Market Value
 $516,198,000)                                         1362 $   24,429,462
                                                            ==============
                                                                     Market
                                                                      Value
                                                  Contracts        (Note 1)
                                                  --------- ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P 500 Index Expiring April 1997 at 320             8,000 $  349,848,000
 S&P 500 Index Expiring May 1997 at 315               2,000     88,506,000
 S&P 500 Index Expiring June 1997 at 315              7,000    309,978,000
 S&P 500 Index Expiring July 1997 at 315              3,000    132,954,000
                                                            --------------
  Total Call Options Written (Proceeds
   $897,128,294)                                            $  881,286,000
                                                            ==============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                          U.S. GOVERNMENT MONEY MARKET

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                      Face Amount     (Note 1)
                                                      ----------- ------------
FEDERAL AGENCY DISCOUNT NOTES 76.1%
Federal Farm Credit Administration 5.22% 4/08/97      $ 5,000,000 $  4,994,925
Federal Farm Credit Administration 5.24% 4/15/97       10,000,000    9,979,622
Federal Farm Credit Administration 5.24% 4/18/97        7,000,000    6,982,679
Federal Farm Credit Administration 5.21% 4/24/97       10,000,000    9,966,714
Federal Farm Credit Administration 5.57% 5/21/97
 Floating Rate                                         10,000,000    9,999,224
Federal Farm Credit Administration 5.25% 5/30/97       10,000,000    9,913,958
Federal Home Loan Mortgage Corp. 6.45% 4/01/97         20,000,000   20,000,000
Federal Home Loan Mortgage Corp. 5.23% 4/04/97         10,000,000    9,995,642
Federal Home Loan Mortgage Corp. 5.23% 4/10/97         10,000,000    9,986,925
Federal Home Loan Mortgage Corp. 5.36% 4/18/97         10,000,000    9,974,689
Federal Home Loan Mortgage Corp. 5.28% 5/02/97         10,000,000    9,954,533
Federal Home Loan Mortgage Corp. 5.24% 5/12/97         10,000,000    9,940,322
Federal Home Loan Mortgage Corp. 5.30% 6/04/97         10,000,000    9,905,778
Federal Home Loan Mortgage Corp. 5.27% 6/06/97         10,000,000    9,903,383
Federal National Mortgage Assoc. 5.24% 4/09/97         10,000,000    9,988,356
Federal National Mortgage Assoc. 5.23% 5/21/97         10,000,000    9,927,361
Federal National Mortgage Assoc. 5.24% 5/29/97         10,000,000    9,915,578
                                                                  ------------
  Total Federal Agency Discount Notes (Cost
   $171,329,689)                                                   171,329,689
                                                                  ------------
REPURCHASE AGREEMENT 23.9%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--
 6.25% 4/01/97 (Note 3)                                53,700,000   53,700,000
                                                                  ------------
  Total Investments 100% (Cost $225,029,689)                      $225,029,689
                                                                  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                           Market
                                            Value
                               Shares    (Note 1)
                               ------ -----------
COMMON STOCKS 57.0%
 Intel Corp.                   68,377 $ 9,512,950
 Microsoft Corp.*              99,990   9,167,833
 Cisco Systems, Inc.*          57,641   2,773,973
 Oracle Corp.*                 55,046   2,122,692
 MCI Communications, Corp.     47,710   1,699,669
 Worldcom, Inc.*               76,715   1,687,730
 Amgen, Inc.*                  22,244   1,242,884
 Dell Computer Corp.*          14,974   1,012,617
 Sun Microsystems, Inc. *      31,786     917,821
 Applied Materials, Inc.*      15,680     727,160
 Tele-Communications, Inc.     50,679     608,148
 Tellabs, Inc.*                16,386     591,944
 Ascend Communications, Inc.*  12,572     512,309
 Republic Industries, Inc.*    14,537     504,252
 Parametric Technology Corp.*  11,136     502,512
 3Com Corp.*                   15,115     495,016
 Costco, Companies, Inc.*      15,995     441,862
 U.S. Robotics Corp.*           7,543     417,694
 BMC Software, Inc.*            8,495     391,832
 Oxford Health Plans, Inc.*     6,420     376,373
 HBO & Company                  7,894     374,965
 Peoplesoft, Inc.*              8,853     354,120
 Adaptec, Inc.*                 9,462     338,267
 Gateway 2000, Inc.*            6,439     329,999
 Qualcomm, Inc.*                5,828     328,554
 Altera Corp*                   7,586     326,198
 ADC Telecommunications Inc.*  11,314     304,064
 Xilinx, Inc.*                  6,042     294,548
 Northwest Airline Corp.*       7,629     287,041
 Novell, Inc.*                 30,073     285,694
 Linear Technology Corp.        6,356     281,253
 Staples, Inc.*                13,968     281,106
 Comcast Corp. Special Class A 16,483     278,151
 Chiron Corp.*                 14,175     264,009
 Sigma Aldrich Corp.            8,142     251,384
 Adobe Systems, Inc.            6,246     250,621
 Nordstrom, Inc.                6,348     240,431
 Nextel Communications, Inc.*  17,624     235,721
 Paychex, Inc.                  5,680     233,590

* Non-Income Producing Securities
See Notes to Financial Statements.

                                                     Market
                                                      Value
                                         Shares    (Note 1)
                                         ------ -----------
 Biogen, Inc.*                            6,163 $   230,342
 Compuware Corp.*                         3,517     220,692
 PACCAR, Inc.                             3,280     218,940
 DSC Communications Corp.*               10,327     216,222
 Cascade Communications, Corp.*           7,940     209,418
 Cintas Corp.                             3,834     202,244
 Stryker Corp.                            8,068     200,692
 Atmel Corp.*                             8,359     200,094
 Starbucks Corporation*                   6,729     199,347
 Fort Howard, Corp.*                      6,235     194,064
 Centocor, Inc.*                          6,273     191,327
 Informix Corp.*                         12,468     188,579
 Tyson Foods, Inc.                        9,670     187,356
 American Greetings, Corp.                5,791     184,950
 McAfee Associates, Inc.*                 4,077     180,407
 Electronics for Imaging, Inc.*           4,493     179,158
 American Power Conversion Corp.*         8,237     178,125
 Apple Computer, Inc.*                    9,236     168,557
 Boston Chicken Inc.*                     5,421     165,341
 Biomet, Inc.                             9,326     157,376
 KLA Instruments, Corp.*                  4,292     156,658
 Worthington Industries, Inc              7,642     146,153
 Genzyme Corp.*                           6,356     143,010
 General Nutrition Companies, Inc.*       6,963     141,001
 Viking Office Products, Inc.*            7,207     139,636
 McCormick & Co., Inc.                    5,580     136,710
 FORE Systems, Inc.*                      8,949     134,235
 Cracker Barrel Old Country Store, Inc.   5,065     132,323
 Autodesk, Inc.                           3,810     118,100
 Electronics Arts, Inc.*                  4,406     117,310
 Fastenal Comp.                           3,233     113,155
 Healthcare COMPARE Corp.*                2,760     112,125
 Intuit, Inc.*                            3,853      89,582
 Sybase, Inc.*                            6,116      85,624
 Adtran, Inc.*                            3,222      80,550
 Paging Network, Inc.*                    8,444      68,608
 Cirrus Logic, Inc.*                      5,443      65,996
 Glenayre Tech., Inc.*                    5,251      51,854
                                                -----------
 Total Common Stocks (Cost $40,137,044)         $47,152,848
                                                -----------

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED .0%
Call Option on:
 NASDAQ 100 Expiring April 1997 at 900
  (Cost $6,324)                                                31 $     2,325
                                                                  -----------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 29.9%
U.S. Treasury Bill 5.19% 6/12/97 (Cost $24,740,500)   $25,000,000  24,740,500
                                                                  -----------
REPURCHASE AGREEMENT 13.1%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                   10,800,000  10,800,000
                                                                  -----------
  Total Investments 100% (Cost $75,683,868)                       $82,695,673
                                                                  ===========

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                           Contracts (Note 1)
                                                           --------- --------
WRITTEN OPTIONS CONTRACTS
Put Options On:
 NASDAQ 100 Expiring April 1997 at 900 (Proceeds $203,450)     31    $308,450
                                                                     ========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                       Market
                                                        Value
                                           Shares     (Note1)
                                          ------- -----------
COMMON STOCKS 82.7%
Mining and Precious Metals Stocks
 Barrick Gold Corp.                       314,573 $ 7,471,109
 Placer Dome, Inc.                        210,354   3,812,666
 Newmont Mining Corp.                      87,261   3,381,373
 Homestake Mining Co.                     128,528   1,943,986
 Santa Fe Pacific Gold Corp.              115,171   1,900,321
 Battle Mountain Gold Co., Class A        197,094   1,305,748
 TVX Gold, Inc.*                          140,582   1,001,647
 Echo Bay Mines, Ltd.                     122,126     809,085
 Getchell Gold Corp*                       11,106     451,181
 Pegasus Gold, Inc.*                       36,018     292,646
 ASA Limited                                8,292     280,892
 Hecla Mining Co.*                         44,144     259,346
 Agnico Eagle Mines, Ltd.                  14,496     164,892
 Trizec Hahn Corp.                          6,443     144,162
 Kinross Gold Corp.*                        8,700      58,725
 Freeport McMoran, Inc., Class A            1,887      55,431
 Engelhard Corp.                            2,438      51,198
 Newmont Gold Corp.                         1,100      44,137
 Cambior, Inc.                              2,908      39,258
 Amax Gold, Inc.*                           4,324      29,187
 Anglo American Gold Investment Co., Ltd.   3,470      24,724
                                                  -----------
  Total Common Stocks (Cost $23,784,737)          $23,521,714
                                                  -----------

* Non-Income Producing Securities
See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED 0.1%
Call Option on:
 XAU Index Expiring April 1997 at 90 (Cost $40,310)           20  $    28,500
                                                                  -----------
                                                      Face Amount
                                                      -----------
REPURCHASE AGREEMENT 17.2%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25 4/01/97 (Note 3)                   $4,900,000    4,900,000
                                                                  -----------
  Total Investments 100% (Cost $28,725,047)                       $28,450,214
                                                                  ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                           U.S. GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                       Face Amount   (Note 1)
                                                       ----------- ----------
U.S. TREASURY OBLIGATIONS 89.2%
U.S. Treasury Bond 6.625% due 02/15/2027 (Cost
 $3,061,901)                                           $3,205,000  $3,017,708
                                                                   ----------
                                                         Contracts
                                                       -----------
OPTIONS PURCHASED 2.0%
Call Options On:
 U.S Treasury Bond Futures Contract Expiring June 1997
  at 100
  (Cost $78,271)                                                9      65,109
                                                                   ----------
                                                       Face Amount
                                                       -----------
REPURCHASE AGREEMENT 8.8%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.250% due 4/01/97 (Note 3)              $  300,000     300,000
                                                                   ----------
  Total Investments 100% (Cost $3,440,172)                         $3,382,817
                                                                   ==========




See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      JUNO

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
OPTIONS PURCHASED 0.8 %
Put Options on:
 U.S. Treasury Bond Futures Contracts Expiring June
  1997 at 130 (Cost $181,380)                                 10   $   227,812
                                                                   -----------
                                                     Face Amount
                                                     -----------
U.S. TREASURY OBLIGATIONS 84.8%
U.S. Treasury Bill 5.20% 6/19/97 (Cost $24,714,722)  $25,000,000    24,714,722
                                                                   -----------
REPURCHASE AGREEMENT 14.4%
Repurchase Agreement collateralized by U.S. Trea-
 sury Obligations--6.25% 4/01/97 (Note 3)              4,200,000     4,200,000
                                                                   -----------
  Total Investments 100% (Cost $29,096,102)                        $29,142,534
                                                                   ===========

--------------------------------------------------------------------------------

                                                                 Unrealized Gain
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
FUTURES CONTRACTS SOLD
U.S. Treasury Bond Futures Contract Expiring June
 1997 (Underlying Face Amount at Market Value
 $27,876,875)                                                260   $   652,603
                                                                   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                             Face       Value
                                                           Amount     (Note1)
                                                         -------- -----------
NON-CONVERTIBLE CORPORATE BONDS 98.9%
 Toll Corporation 8.75% due 11/15/2006                   $500,000 $   515,000
 Rogers Cablesystems, LTD 10.0% due 3/15/2005             475,000     491,625
 Telefonica De Argentina SA 11.875% due 11/01/2004        400,000     452,000
 Hovnanian K Enterprise 11.25% due 4/15/2002              425,000     444,125
 AMF Group, Inc. 10.875% due 3/15/2006                    400,000     424,000
 Healthsouth Rehabilitation Corporation 9.50% due
  4/01/2001                                               400,000     418,000
 U.S. Air, Inc. 10.0% due 7/01/2003                       400,000     403,500
 Jones Intercable, Inc. 10.50% due 3/01/2008              350,000     379,750
 Westminister Resources, LTD. 11.0% due 3/15/2007         350,000     346,500
 Grupo Televisa, S.A. 11.875% due 5/15/2006               300,000     321,000
 Smiths Food and Drug Centers 11.25% due 5/15/2007        275,000     301,125
 Dominick's Finer Foods, Inc. 10.875% due 5/01/2005       275,000     295,625
 Titan Wheel International, Inc. 8.75% due 4/01/2007      300,000     295,500
 Northwest Airlines Corporation 8.70% due 3/15/2007       300,000     295,125
 Hollinger International Publishing, Inc. 8.625% due
  3/15/2005                                               300,000     291,000
 Grand Union Company 12.0% due 9/01/2004                  275,000     270,188
 Rohr, Inc. 11.625% due 5/15/2003                         250,000     268,750
 YPF, SA Sociedad Anomina 8.0% due 2/15/2004              275,000     264,000
 Brown Group, Inc. 9.50% due 10/15/2006                   250,000     257,500
 Borg-Warner Security CP 9.625% due 3/15/2007*            250,000     245,000
 BankUnited Capital Trust 10.25% due 12/31/2026*          250,000     244,375
 Century Communications 9.75% due 2/15/2002               200,000     201,000
 Grand Casinos, Inc. 10.125% due 12/01/2003               200,000     196,500
 Cliffs Drilling Company 10.25% due 5/15/2003             150,000     154,500
 Chesapeake Energy Corporation 8.50% due 3/15/2012*       150,000     141,750
 Kaufman and Broad Home Corporation 9.375% due 5/01/2003  140,000     140,700
 Allbrighton Communications, Co. 9.75% due 11/30/2007     150,000     139,500
 ACME Metals, Inc. 12.50% due 8/1/2002                    125,000     132,500
 Westpoint Stevens, Inc. 9.375% due 12/15/2005            130,000     130,000
 Lenfest Communications, Inc. 8.375% due 11/01/2005       125,000     113,750

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                         Market
                                                               Face       Value
                                                             Amount     (Note1)
                                                           -------- -----------
NON-CONVERTIBLE CORPORATE BONDS (CONTINUED)
 NL Industries, Inc. 11.75% due 10/15/2003                 $100,000 $   105,000
 Noble Drilling Corporation 9.125% due 7/01/2006            100,000     105,000
 American Standard 9.875% due 6/01/2001                     100,000     104,000
 Motors and Gears, Inc. 10.75% due 11/15/2006*              100,000     102,500
 Comcast Corporation 9.375% due 5/15/2005                   100,000     100,000
 Weirton Steel Corporation 10.75% due 6/01/2005             100,000     100,000
 Wilshire Financial Services Group, Inc. 13.0% due
  1/01/2004                                                 100,000     100,000
 360 Communications Company 7.125% due 3/01/2003            100,000      97,636
 Cleveland Electric Illuminating 7.375% due 6/01/2003       100,000      97,011
 Transportacion Maritima Mex-Sp 10.0% due 11/15/2006        100,000      96,000
 Dotmar, Inc. 9.50% due 8/01/2016                            75,000      76,500
 Fort Howard Corporation 8.25% due 2/01/2002                 75,000      74,625
 United Airlines, Inc. 9.75% due 8/15/2021                   50,000      57,296
 Dime Bancorp, Inc. 10.50% due 11/15/2005                    50,000      53,750
 Chiquita Brands International, Inc. 9.625% due 1/15/2004    50,000      50,750
 Digital Equipment Corporation 8.625% due 11/01/2012         50,000      49,162
 Cablevision Systems Corporation 9.875% due 5/15/2006        50,000      49,000
 Tenet Healthcare Corporation 8.625% due 1/15/2007           50,000      48,750
 Paging Network 8.875% due 2/01/2006                         50,000      42,500
 Gulf Canada Resources, LTD. 9.25% due 1/15/2004             25,000      25,750
 Falcon Drilling Company 8.875% due 3/15/2003                25,000      25,250
 Rogers Cantel, Inc. 9.375% due 6/01/2008                    25,000      25,250
 Exide Corporation 10.0% due 4/15/2005                       25,000      25,000
                                                                    -----------
  Total Non Convertible Corporate Bonds (Cost $10,394,343)           10,184,618
                                                                    -----------
                                                             Shares
                                                           --------
COMMON STOCKS 1.1%
Colonial Downs Holdings--CL A
 Total Common Stocks (Cost $142,500)                         15,000     110,625
                                                                    -----------
  Total Investments 100% (Cost $10,536,843)                         $10,295,243
                                                                    ===========

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                           U.S.
                                                                     Government
                                                                          Money
                                          Nova Fund      Ursa Fund  Market Fund
                                      ------------- -------------- ------------
ASSETS
 Securities at Value (Note 1)--See
  Accompanying Schedules              $ 438,809,070 $1,421,200,159 $225,029,689
 Receivable for Securities Sold           3,587,090              0            0
 Receivable for Futures Contracts
  Settlement                                      0     10,824,067            0
 Premium Receivable for Written
  Options                                45,628,379    136,885,137            0
 Investment Income Receivable                   851         17,865       66,655
 Cash in Custodian Bank                   1,534,564      1,585,341            0
 Cash on Deposit with Broker                      0      4,902,000            0
 Receivable for Shares Purchased          6,414,030     50,065,095   71,949,632
 Unamortized Organization Costs (Note
  1)                                         44,593         29,002       15,670
 Other Assets                                35,164         31,632       19,387
                                      ------------- -------------- ------------
  Total Assets                          496,053,741  1,625,540,298  297,081,033
                                      ------------- -------------- ------------
LIABILITIES
 Payable for Securities Purchased        47,101,100    141,303,300            0
 Payable for Futures Contracts
  Settlement                              3,015,926              0            0
 Written Options at Market Value        177,094,000    881,286,000            0
 Payable for Shares Redeemed             86,606,344     20,312,982   13,193,742
 Dividends Payable                                0              0       66,402
 Investment Advisory Fee Payable            213,155        256,299       89,755
 Cash Balance Due at Custodian Bank               0              0      120,312
 Transfer Agent Fee Payable                  72,850         71,194       41,318
 Other Liabilities                           20,668         23,011       16,678
                                      ------------- -------------- ------------
  Total Liabilities                     314,124,043  1,043,252,786   13,528,207
                                      ------------- -------------- ------------
NET ASSETS                            $ 181,929,698 $  582,287,512 $283,552,826
                                      ============= ============== ============
Shares Outstanding                       10,168,541     82,961,214  283,553,279
                                      ============= ============== ============
Net Asset Value Per Share                    $17.89          $7.02        $1.00
                                             ======          =====        =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                            Over-the-    Precious       U.S.
                              Counter      Metals Government              High Yield
                                 Fund        Fund  Bond Fund   Juno Fund        Fund
                         ------------ ----------- ---------- ----------- -----------
ASSETS
 Securities at Value
  (Note 1)--See
  Accompanying Schedules $ 82,695,673 $28,450,214 $3,382,817 $29,142,534 $10,295,243
 Receivable for
  Securities Sold          54,285,578   6,608,531          0           0   1,688,127
 Receivable for Futures
  Contracts Settlement              0           0          0      44,147           0
 Receivable from Advisor            0           0      9,821           0       9,018
 Investment Income
  Receivable                    7,123       1,468     26,447         729     254,219
 Cash in Custodian Bank        85,640      34,673     62,691      96,558      28,835
 Cash on Deposit with
  Broker                    1,077,095     161,191          0     763,746           0
 Receivable for Shares
  Purchased                 2,936,807   1,601,832  1,313,622   2,771,542           0
 Unamortized
  Organization Costs
  (Note 1)                      8,650      11,975      7,275      19,780      41,605
 Other Assets                  13,579       1,146      1,080       1,893         775
                         ------------ ----------- ---------- ----------- -----------
  Total Assets            141,110,145  36,871,030  4,803,753  32,840,929  12,317,822
                         ------------ ----------- ---------- ----------- -----------
LIABILITIES
 Payable for Securities
  Purchased                26,999,194     797,298    451,154           0      54,499
 Written Options at
  Market Value                308,450           0          0           0           0
 Payable for Shares
  Redeemed                 61,403,277  12,363,693    886,088     225,459   1,683,290
 Dividends Payable                  0           0    133,739           0       2,812
 Investment Advisory Fee
  Payable                      60,885      10,175      4,232      21,625           0
 Transfer Agent Fee
  Payable                      17,412       4,645      1,694       6,007       1,458
 Organization Expense
  Payable to Advisor                0           0          0           0      43,795
 Other Liabilities             42,729      15,080     25,194      10,573      14,297
                         ------------ ----------- ---------- ----------- -----------
  Total Liabilities        88,831,947  13,190,891  1,502,101     263,664   1,800,151
                         ------------ ----------- ---------- ----------- -----------
NET ASSETS               $ 52,278,198 $23,680,139 $3,301,652 $32,577,265 $10,517,671
                         ============ =========== ========== =========== ===========
Shares Outstanding          2,916,375   3,099,090    387,336   3,362,339   1,071,787
                         ============ =========== ========== =========== ===========
Net Asset Value Per
 Share                         $17.93       $7.64      $8.52       $9.69       $9.81
                               ======       =====      =====       =====       =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                                                                            U.S.
                                                                      Government
                                                                           Money
                                           Nova Fund      Ursa Fund  Market Fund
                                        ------------  -------------  -----------
INVESTMENT INCOME
 Interest                               $  9,349,185  $  10,454,328  $7,080,216
                                        ------------  -------------  ----------
  Total Income                             9,349,185     10,454,328   7,080,216
                                        ------------  -------------  ----------
EXPENSES
 Advisory Fees (Note 4)                    1,812,740      2,070,135     671,957
 Transfer Agent Fees (Note 4)                606,411        575,038     268,855
 Audit and Outside Services                   74,791         71,771      44,813
 Accounting Fees (Note 4)                     80,757         78,563      60,841
 Legal                                        93,036        109,715      64,866
 Organizational Expenses                      26,167         12,415       6,664
 Registration Fees                            38,662         46,120      40,026
 Custodian Fees                               58,097         57,786       7,343
 Miscellaneous                                86,250        114,097      74,815
                                        ------------  -------------  ----------
  Total Expenses                           2,876,911      3,135,640   1,240,180
  Custodian Fees Paid Indirectly (Note
   5)                                         54,497         54,099       3,537
                                        ------------  -------------  ----------
  Net Expenses                             2,822,414      3,081,541   1,236,643
                                        ------------  -------------  ----------
Net Investment Income                      6,526,771      7,372,787   5,843,573
                                        ------------  -------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                    51,932,123    185,394,425           0
 Written Options                         (28,858,102)  (189,862,783)          0
 Futures Contracts                        16,491,572    (63,032,110)          0
                                        ------------  -------------  ----------
  Total Net Realized Gain (Loss)          39,565,593    (67,500,468)          0
Net Change in Unrealized Appreciation
 (Depreciation)
 On Investments, Options and Futures
  Contracts                              (12,688,383)    27,690,198           0
                                        ------------  -------------  ----------
 Net Gain (Loss) on Investments           26,877,210    (39,810,270)          0
                                        ------------  -------------  ----------
Net Increase (Decrease) in Net Assets
 from Operations                        $ 33,403,981  $ (32,437,483) $5,843,573
                                        ============  =============  ==========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                           Over-the-     Precious        U.S.                   High
                             Counter       Metals  Government                  Yield
                                Fund         Fund   Bond Fund   Juno Fund       Fund
                         -----------  -----------  ---------- -----------  ---------
INVESTMENT INCOME
 Interest                $ 1,273,988  $   151,322   $468,977  $   740,291  $ 158,101
 Dividends                   125,692      206,863          0            0          0
                         -----------  -----------   --------  -----------  ---------
  Total Income             1,399,680      358,185    468,977      740,291    158,101
                         -----------  -----------   --------  -----------  ---------
EXPENSES
 Distribution Fees                 0            0          0            0      4,432
 Advisory Fees (Note 4)      775,607      185,396     35,394      130,573      8,131
 Transfer Agent Fees
  (Note 4)                   205,328       49,439     14,158       36,374      2,168
 Audit and Outside
  Services                    41,984       19,258     12,661       11,737      9,960
 Accounting Fees (Note
  4)                          45,669       26,285     14,442       16,731      1,667
 Legal                        33,688       11,103      4,282        6,193        173
 Organizational
  Expenses                     3,702        5,124      3,115        5,072      2,190
 Registration Fees            16,698       10,356     11,937       13,895        116
 Custodian Fees              117,702       23,531      5,651        5,724      2,323
 Miscellaneous                75,111       36,647      6,861        5,309          0
                         -----------  -----------   --------  -----------  ---------
  Total Expenses           1,315,489      367,139    108,501      231,608     31,160
  Custodian Fees Paid
   Indirectly (Note 5)         1,442        1,709      1,866        2,124        315
  Less Expenses
   Reimbursed by
   Investment Advisor              0        7,245          0            0     14,487
                         -----------  -----------   --------  -----------  ---------
  Net Expenses             1,314,047      358,185    106,635      229,484     16,358
                         -----------  -----------   --------  -----------  ---------
Net Investment Income         85,633            0    362,342      510,807    141,743
                         -----------  -----------   --------  -----------  ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain
 (Loss) on:
 Investment Securities    18,582,010  (10,519,765)  (364,110)     (34,902)   (95,444)
 Written Options              52,685        5,751
 Futures Contracts                 0            0    211,629   (1,158,173)         0
                         -----------  -----------   --------  -----------  ---------
  Total Net Realized
   Gain (Loss)            18,634,695  (10,514,014)  (152,481)  (1,193,075)   (95,444)
Net Change in
 Unrealized
 Appreciation
 (Depreciation)
 on Investments,
 Options and
 Futures Contracts          (676,120)   2,142,579   (254,243)   1,086,638   (241,600)
                         -----------  -----------   --------  -----------  ---------
 Net Gain (Loss) on
  Investments             17,958,575   (8,371,435)  (406,724)    (106,437)  (337,044)
                         -----------  -----------   --------  -----------  ---------
Net Increase (Decrease)
 in Net Assets from
 Operations              $18,044,208  ($8,371,435)  ($44,382) $   404,370  ($195,301)
                         ===========  ===========   ========  ===========  =========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Nova Fund                  Ursa Fund
                          -------------------------- --------------------------
                          Period Ended    Year Ended Period Ended    Year Ended
                             March 31,      June 30,    March 31,      June 30,
                                  1997          1996         1997          1996
                          ------------  ------------ ------------  ------------
From Investment
 Activities
 Net Investment Income    $  6,526,771  $  4,179,165 $  7,372,787  $  6,011,770
 Net Realized Gain
  (Loss) on Investments     39,565,593    22,094,745  (67,500,468)  (36,517,831)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments              (12,688,383)    2,685,556   27,690,198     3,161,168
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets from
  Operations                33,403,981    28,959,466  (32,437,483)  (27,344,893)
                          ------------  ------------ ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                    0             0     (752,816)            0
 From Realized Gain on
  Investments               (6,012,731)            0            0             0
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                  (70,002,669)  132,666,112  422,924,543    92,269,466
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets            (42,611,419)  161,625,578  389,734,244    64,924,573
                          ------------  ------------ ------------  ------------
NET ASSETS--Beginning of
 Period                    224,541,116    62,915,538  192,553,268   127,628,695
                          ------------  ------------ ------------  ------------
NET ASSETS--End of
 Period                   $181,929,697  $224,541,116 $582,287,512  $192,553,268
                          ============  ============ ============  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                U.S. Government                  Over-the-
                               Money Market Fund                Counter Fund
                          ----------------------------  ----------------------------
                           Period Ended     Year Ended    Period Ended    Year Ended
                          March 31,1997   June 30,1996  March 31, 1997 June 30, 1996
                          -------------  -------------  -------------- -------------
From Investment
 Activities
 Net Investment Income    $  5,843,573   $   7,459,832   $     85,633  $    304,516
 Net Realized Gain on
  Investments                        0             467     18,634,695     7,408,632
 Net Change in
  Unrealized
  Depreciation of
  Investments                        0               0       (676,120)     (894,564)
                          ------------   -------------   ------------  ------------
 Net Increase in Net
  Assets Resulting from
  Operations                 5,843,573       7,460,299     18,044,208     6,818,584
                          ------------   -------------   ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)           (5,799,436)     (7,466,933)      (522,552)            0
 From Realized Gain on
  Investments                        0            (467)       (57,883)   (1,826,446)
Net Increase (Decrease)
 in Net Assets Resulting
 from Shares
 Transactions (Note 8)     129,584,142    (130,266,747)   (13,901,489)  (18,223,812)
                          ------------   -------------   ------------  ------------
 Net Increase (Decrease)
  in Net Assets            129,628,279    (130,273,848)     3,562,284   (13,231,674)
                          ------------   -------------   ------------  ------------
NET ASSETS--Beginning of
 Period                    153,924,547     284,198,395     48,715,914    61,947,588
                          ------------   -------------   ------------  ------------
NET ASSETS--End of
 Period                   $283,552,826   $ 153,924,547   $ 52,278,198  $ 48,715,914
                          ============   =============   ============  ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Precious Metals              U.S. Government
                                      Fund                      Bond Fund
                          ---------------------------- ----------------------------
                            Period Ended    Year Ended  Period Ended     Year Ended
                          March 31, 1997 June 30, 1996 March 31,1997  June 30, 1996
                          -------------- ------------- -------------  -------------
From Investment
 Activities
 Net Investment Income
  (Loss)                   $          0   $    (3,434) $    362,342    $   882,912
 Net Realized Gain
  (Loss) on Investments     (10,514,014)    2,288,270      (152,481)      (103,013)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments                 2,142,579    (6,585,369)     (254,243)       188,414
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets from
  Operations                 (8,371,435)   (4,300,533)      (44,382)       968,313
                           ------------   -----------  ------------    -----------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                     0             0      (362,881)      (885,787)
 From Realized Gain on
  Investments                         0             0             0       (243,678)
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                    (4,521,996)       13,022   (14,622,230)    15,900,788
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets             (12,893,431)   (4,287,511)  (15,029,493)    15,739,636
                           ------------   -----------  ------------    -----------
NET ASSETS--Beginning of
 Period                      36,573,570    40,861,081    18,331,145      2,591,509
                           ------------   -----------  ------------    -----------
NET ASSETS--End of
 Period                    $ 23,680,139   $36,573,570  $  3,301,652    $18,331,145
                           ============   ===========  ============    ===========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    High Yield
                                              Juno Fund                   Fund
                                     --------------------------- -------------
                                      Period Ended    Year Ended  Period Ended
                                     March 31,1997 June 30, 1996 March 31,1997
                                     ------------- ------------- -------------
From Investment Activities
 Net Investment Income                $   510,807   $   710,596   $   141,743
 Net Realized Loss on Investments      (1,193,075)   (1,855,288)      (95,444)
 Net Change in Unrealized
  Appreciation (Depreciation) of
  Investments                           1,086,638      (397,053)     (241,600)
                                      -----------   -----------   -----------
 Net Increase (Decrease) in Net
  Assets from Operations                  404,370    (1,541,745)     (195,301)
                                      -----------   -----------   -----------
Distributions to Shareholders
 From Net Investment Income (Note 1)      (61,626)            0      (141,743)
Net Increase in Net Assets from
 Shares Transactions (Note 8)          13,374,908    16,100,047    10,854,715
                                      -----------   -----------   -----------
 Net Increase in Net Assets            13,717,652    14,558,302    10,517,671
                                      -----------   -----------   -----------
NET ASSETS--Beginning of Period        18,859,613     4,301,311             0
                                      -----------   -----------   -----------
NET ASSETS--End of Period             $32,577,265   $18,859,613   $10,517,671
                                      ===========   ===========   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Nova Fund
                                    -----------------------------------------
                                       Period         Year     Year    Period
                                        Ended        Ended    Ended     Ended
                                    March 31,     June 30, June 30,  June 30,
                                         1997         1996     1995     1994*
                                    ---------     -------- --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $  15.68      $  11.81 $  9.77   $  10.01
                                    --------      -------- -------   --------
 Net Investment Income                   .35           .56     .28        .01
 Net Realized and Unrealized Gains
  (Losses) on Securities                2.19          3.31    2.88       (.25)
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                            2.54          3.87    3.16       (.24)
 Dividends to Shareholders from Net
  Investment Income                      .00           .00    (.29)       .00
 Distributions to Shareholders from
  Net Realized Capital Gain             (.33)          .00    (.83)       .00
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value                           2.21          3.87    2.04       (.24)
                                    --------      -------- -------   --------
NET ASSET VALUE--END OF PERIOD      $  17.89      $  15.68 $ 11.81   $   9.77
                                    ========      ======== =======   ========
TOTAL INVESTMENT RETURN               20.92%**      32.77%  32.65%    (2.47)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          1.16%**++     1.31%   1.43%      1.73%**
 Net Investment Income                 2.69%**       3.14%   2.62%      1.05%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%      0%         0%
 Net Assets, End of Period (000's
  omitted)                          $181,930      $224,541 $62,916   $ 77,914

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.19%.
 *Commencement of Operations: July 12, 1993--Nova Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Ursa Fund
                                --------------------------------------------
                                   Period          Year       Year    Period
                                    Ended         Ended      Ended     Ended
                                March 31,      June 30,   June 30,  June 30,
                                     1997          1996       1995     1994*
                                ---------     ---------  ---------  --------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   7.55      $    8.79  $   10.54  $  10.00
                                --------      ---------  ---------  --------
 Net Investment Income               .17            .30        .35       .01
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.68)         (1.54)     (1.78)      .53
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                        (.51)         (1.24)     (1.43)      .54
 Dividends to Shareholders from
  Net Investment Income             (.02)           .00       (.32)      .00
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value                       (.53)         (1.24)     (1.75)      .54
                                --------      ---------  ---------  --------
NET ASSET VALUE--END OF PERIOD  $   7.02      $    7.55  $    8.79  $  10.54
                                ========      =========  =========  ========
TOTAL INVESTMENT RETURN          (8.98)%**     (14.11)%   (14.08)%    10.89%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.34%**++      1.39%      1.39%     1.67%**
 Net Investment Income             3.21%**        3.38%      3.50%     1.43%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***           0%             0%         0%        0%
 Net Assets, End of Period
  (000's omitted)               $582,288      $ 192,553  $ 127,629  $110,899

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.36%.
* Commencement of Operations: January 7, 1994--Ursa Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     U.S. Government Money Market Fund
                                    ------------------------------------------
                                       Period         Year      Year    Period
                                        Ended        Ended     Ended     Ended
                                    March 31,     June 30,  June 30,  June 30,
                                         1997         1996      1995     1994*
                                    ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $   1.00      $   1.00  $   1.00  $  1.00
                                    --------      --------  --------  -------
 Net Investment Income                   .03           .04       .04      .01
 Net Realized and Unrealized Gains
  on Securities                          .00           .00       .00      .00
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value
  Resulting from Operations              .03           .04       .04      .01
 Dividends to Shareholders from Net
  Investment Income                     (.03)         (.04)     (.04)    (.01)
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value         .00           .00       .00      .00
                                    --------      --------  --------  -------
NET ASSET VALUE--END OF PERIOD      $   1.00      $   1.00  $   1.00  $  1.00
                                    ========      ========  ========  =======
TOTAL INVESTMENT RETURN                4.39%**       4.60%     4.43%    2.47%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          0.86%**++     0.99%     0.89%    1.16%**
 Net Investment Income                 4.06%**       4.18%     4.23%    2.34%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%        0%       0%
 Net Assets, End of Period (000's
  omitted)                          $283,553      $153,925  $284,198  $88,107

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is .86%.
* Commencement of Operations: December 3, 1993--U.S. Government Money Market
  Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Over-the-Counter Fund
                                   ------------------------------------------
                                      Period         Year      Year    Period
                                       Ended        Ended     Ended     Ended
                                   March 31,     June 30,  June 30,  June 30,
                                        1997         1996      1995     1994*
                                   ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                            $  15.16      $  12.22  $   8.76  $  10.00
                                   --------      --------  --------  --------
 Net Investment Income                  .01           .06       .14       .01
 Net Realized and Unrealized Gains
  (Losses) on Securities               2.84          3.24      4.17     (1.25)
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                           2.85          3.30      4.31     (1.24)
 Dividends to Shareholders from
  Net Investment Income                (.07)          .00      (.12)      .00
 Distributions to Shareholders
  from Net Realized Capital Gain       (.01)         (.36)     (.73)      .00
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value                          2.77          2.94      3.46     (1.24)
                                   --------      --------  --------  --------
NET ASSET VALUE--END OF PERIOD     $  17.93      $  15.16  $  12.22  $   8.76
                                   ========      ========  ========  ========
TOTAL INVESTMENT RETURN              24.77%**      26.44%    49.00%  (30.17)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                         1.27%**++     1.33%     1.41%     1.97%**
 Net Investment Income                0.08%**       0.44%     1.34%     1.69%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***        1140.35%      2578.56%  2241.00%  1171.00%
 Net Assets, End of Period (000's
  omitted)                         $ 52,278      $ 48,716  $ 61,948  $ 30,695

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.27%.
* Commencement of Operations: February 14, 1994--Over-the-Counter Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Precious Metals Fund
                              -----------------------------------------------
                                 Period           Year       Year      Period
                                  Ended          Ended      Ended       Ended
                              March 31,       June 30,   June 30,    June 30,
                                   1997           1996       1995       1994*
                              ---------     ---------- ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING
 OF PERIOD                    $   9.05      $     8.73 $     8.29  $    10.00
                              --------      ---------- ----------  ----------
 Net Investment Income             .00             .00        .10         .01
 Net Realized and Unrealized
  Gains (Losses) on
  Securities                     (1.41)            .32        .43       (1.72)
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                (1.41)            .32        .53       (1.71)
 Dividends to Shareholders
  from Net Investment Income       .00             .00       (.09)        .00
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                (1.41)            .32        .44       (1.71)
                              --------      ---------- ----------  ----------
NET ASSET VALUE--END OF
 PERIOD                       $   7.64      $     9.05 $     8.73  $     8.29
                              ========      ========== ==========  ==========
TOTAL INVESTMENT RETURN       (20.77)%**         3.67%      6.21%    (29.27)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                    1.45%**++       1.33%      1.38%       2.06%**
 Net Investment Income           0.00%**       (0.01)%      1.15%       1.23%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***    743.33%       1,036.37%  1,765.00%   2,728.00%
 Average Commission Rate
  Paid****                       .0101          0.0151        --          --
 Net Assets, End of Period
  (000's omitted)             $ 23,680      $   36,574 $   40,861  $    1,526

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.49%.
* Commencement of Operations: December 1, 1993--Precious Metals Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.
**** For fiscal years beginning on or after September 1, 1995, the fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       U.S. Government Bond Fund
                                ----------------------------------------------
                                   Period         Year        Year      Period
                                    Ended        Ended       Ended       Ended
                                March 31,     June 30,    June 30,    June 30,
                                     1997         1996        1995       1994*
                                ---------     --------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   8.97      $   9.55  $     8.24  $    10.00
                                --------      --------  ----------  ----------
 Net Investment Income               .34           .46         .39         .02
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.45)         (.45)       1.17       (1.76)
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                   (.11)          .01        1.56       (1.74)
 Dividends to Shareholders
  from Net Investment Income        (.34)         (.46)       (.25)       (.02)
 Distributions to Shareholders
  from Net Realized Capital
  Gain                               .00          (.13)        .00         .00
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                   (.45)         (.58)       1.31       (1.76)
                                --------      --------  ----------  ----------
NET ASSET VALUE--END OF PERIOD  $   8.52      $   8.97  $     9.55  $     8.24
                                ========      ========  ==========  ==========
TOTAL INVESTMENT RETURN          (0.46)%**     (1.48)%      18.97%    (32.63)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.49%**++     1.26%       2.26%       3.05%**
 Net Investment Income             5.06%**       4.73%       4.64%       3.39%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***      962.17%       780.30%   3,452.59%   1,290.00%
 Net Assets, End of Period
  (000's omitted)               $  3,302      $ 18,331  $    2,592  $    1,564

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.51%.
* Commencement of Operations: January 3, 1994--U.S.Government Bond Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Juno Fund
                                           ------------------------------------
                                              Period        Year   Period
                                               Ended       Ended    Ended
                                           March 31,    June 30, June 30,
                                                1997        1996    1995*
                                           ---------    -------- --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD        $  9.47     $  9.08  $  10.00
                                            -------     -------  --------
 Net Investment Income                          .25         .34       .14
 Net Realized and Unrealized Gains
  (Losses) on Securities                        .00         .05     (1.06)
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations               .25         .39      (.92)
 Dividends to Shareholders from Net
  Investment Income                            (.03)        .00       .00
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value                                         .22         .39      (.92)
                                            -------     -------  --------
NET ASSET VALUE--END OF PERIOD              $  9.69     $  9.47  $   9.08
                                            =======     =======  ========
TOTAL INVESTMENT RETURN                       3.75%**     4.30%   (9.20)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                                 1.58%**++   1.64%     1.50%**
 Net Investment Income                        3.51%**     3.63%     1.32%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                   0.00%       0.00%     0.00%
 Net Assets, End of Period (000's omitted)  $32,577     $18,860  $  4,301

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.60%.
* Commencement of Operations: March 3, 1995--Juno Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               High Yield
                                                                    Fund*
                                                           --------------
                                                                   Period
                                                                    Ended
                                                           March 31, 1997
                                                           --------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                          $  10.00
                                                              --------
 Net Investment Income                                             .19
 Net Realized and Unrealized Loss on Securities                   (.36)
                                                              --------
 Net Decrease in Net Asset Value Resulting from Operations        (.17)
 Dividends to Shareholders from Net Investment Income             (.02)
                                                              --------
 Net Decrease in Net Asset Value                                  (.19)
                                                              --------
NET ASSET VALUE--END OF PERIOD                                $   9.81
                                                              ========
TOTAL INVESTMENT RETURN**                                      (0.12)%
RATIOS TO AVERAGE NET ASSETS**
 Expenses                                                         .99%++
 Net Investment Income                                           8.57%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                    763.11%
 Net Assets, End of Period (000's omitted)                    $ 10,518

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.88%.
* Commencement of Operations: January 3, 1997--High Yield Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The financial statements include eight of the separate series except the Institutional Money Market Fund. The accompanying significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect nine months of financial activity.

A. Securities listed on an exchange are valued at the latest quoted sales prices as of 4:00 P.M. on the valuation date. Securities not traded on an exchange are valued at their last sales price. Listed options held by the Trust are valued at their last bid price. Over-the-counter options held by the Trust are valued using the average bid price obtained from one or more security dealers. The value of futures contracts purchased and sold by the Trust are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily in the U.S. Government Money Market Fund, the Institutional Money Market Fund, the U.S. Government Bond Fund, and the High Yield Fund. Income dividends in these funds are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly in the U.S. Government Money Market Fund and the Institutional Money Market Fund.

D. When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

E. When the Trust writes (sells) an option, an amount equal to the premium received is entered in the Trust's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. The Trust may purchase or sell stock index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Futures contracts and written options involve to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement each fund has in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities.

H. The Trust intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

I. Costs incurred by the Trust in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

J. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

2. OPERATING POLICIES

The Trust, which includes nine separate funds, utilizes futures contracts, options, and options on futures contracts in order to meet the specific investment objectives of the individual funds.

The Nova Fund, which is designed to provide total returns over time that are superior to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") invests primarily in futures on the S&P 500 index and options on those futures in order to correlate its return with an amount approximately 150% of the performance of the S&P 500. The Ursa Fund primarily sells futures contracts and buys options on futures contracts in furtherance of its investment objective to inversely correlate the S&P 500. The Precious Metals Fund seeks capital appreciation. It buys primarily equity securities and purchases call options and sells put options on the XAU Index. The Bond Fund strives to provide income and capital appreciation. It purchases primarily long-term Treasury Bonds. It also purchases futures contracts on U.S. Treasury Bonds and buys call options on U.S. Treasury Bond futures as a substitute for a comparable market position in the underlying U.S. Treasury Securities. The Juno Fund seeks to inversely correlate with the price changes of the current Thirty Year Treasury Bond. To meet this objective, Juno primarily buys put options on Treasury Bond futures and sells Treasury Bond futures. The OTC Fund strives to provide investment results before fees and expenses that closely correlate the total return of the NASDAQ Composite Index. The fund invests in securities included in the NASDAQ Composite and buys call options and sells put options on stock indexes. The High Yield Fund, which correlates the MLHY Index does so by investing primarily in long term, intermediate-term, and short term, below investment grade, corporate bonds. In addition the Nova Fund, the Ursa Fund, the OTC Fund, and the Precious Metals Fund all write options to further meet their investment objectives.

The risks inherent in the use of options, futures contracts, and options on futures contracts include 1) adverse changes in the value of such instruments;
2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contract; 3) the possible absences of a liquid secondary market for any particular instrument at any time; and 4) the possible need to defer closing out certain positions to avoid adverse tax consequences.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31,1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, and Prudential Securities, in the joint account and the collateral therefore was as follows:

Security Type                          Range of rates    Par Value Market Value
-------------                          -------------- ------------ ------------
United States Treasury Bills..........  6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes..........  5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond...........  8.5%          $ 14,404,000 $ 16,756,189

4. INVESTMENT ADVISORY, ACCOUNTING, AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Trust pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of one half of one percent (0.50%) of the average daily net assets of the U.S. Government Money Market Fund and the U.S. Government Bond Fund; three-quarters of one percent (0.75%) of the average daily net assets of the Nova Fund, the Precious Metals Fund, the Over-the-Counter Fund, and the High Yield Fund; and nine-tenths of one percent (0.90%) of the average daily net assets of the Ursa Fund and the Juno Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the U.S. Government Money Market Fund, U.S. Government Bond Fund, Precious Metals Fund, Over-the-Counter Fund, and the High Yield Fund; and at annual rate of one-quarter of one percent (0.25%) of the Nova Fund, the Ursa Fund, and the Juno Fund.

The Trust paid PADCO Service Co., Inc. $324,955 in accounting fees for the above eight funds for the nine month period ended March 31, 1997.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. ACCOUNTING FOR EXPENSES

The Trust has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Trust's expenses.

6. SECURITIES TRANSACTIONS

During the period ended March 31, 1997 purchases and sales of investment securities were:

                           U.S.
                     Government                                     U.S.
                          Money      Over-the-     Precious   Government
           Nova Ursa     Market        Counter       Metals         Bond Juno  High Yield
           Fund Fund       Fund           Fund         Fund         Fund Fund        Fund
           ---- ---- ---------- -------------- ------------ ------------ ---- -----------
Purchases   $0   $0      $0     $1,540,525,569 $250,054,682 $ 93,832,370  $0  $53,779,476
Sales       $0   $0      $0     $1,557,547,271 $254,765,751 $106,868,172  $0  $43,147,175

The transactions shown above exclude short term and temporary cash investments.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7. NET UNREALIZED APPRECIATION/DEPRECIATION OF SECURITIES

At March 31, 1997 unrealized appreciation (depreciation) and cost of investment securities for Federal income tax purposes was:

                                                        U.S.
                                                     Govern-                                   U.S.
                                                        ment                                Govern-
                                                       Money    Over-the-      Precious        ment                     High
                          Nova            Ursa        Market      Counter        Metals        Bond         Juno       Yield
                          Fund            Fund          Fund         Fund          Fund        Fund         Fund        Fund
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Gross Unrealized
 Appreciation     $  7,582,445  $   67,611,663  $          0 $  7,557,430  $  1,033,764  $        0  $   699,035 $     3,665
Gross Unrealized
 (Depreciation)    (17,318,714)    (38,929,773)            0  (24,053,452)  (12,875,480)   (250,148)           0    (277,248)
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Net Unrealized
 Appreciation
 (Depreciation)   $ (9,736,269) $   28,681,890  $          0 $(16,496,022) $(11,841,716) $ (250,148) $   699,035 $  (273,583)
Cost of
 Investments for
 Federal Income
 Tax Purposes     $455,745,969  $1,432,790,025  $225,029,689  $99,086,695   $40,291,930  $3,632,965  $29,096,102 $10,568,826

8. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31, 1997 were:

                                             U.S. Govern-                                    U.S.
                                                     ment                                 Govern-
                                                    Money                                    ment
                       Nova          Ursa          Market     Over-the-     Precious         Bond         Juno        High
                       Fund          Fund            Fund  Counter Fund  Metals Fund         Fund         Fund  Yield Fund
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Shares
 Purchased      203,150,294   367,144,528   3,329,494,638   142,745,580   47,008,940   14,919,523   14,955,089   3,374,658
Dividend
 Reinvestment       300,618        90,217       5,678,838        27,056            0       40,733        5,497      12,716
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Total
 Purchased      203,450,912   367,234,745   3,335,173,476   142,772,636   47,008,940   14,960,256   14,960,586   3,387,374
Shares
 Redeemed      (207,604,225) (309,781,363) (3,205,603,845) (143,069,637) (47,949,316) (16,615,981) (13,589,740) (2,315,587)
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Net
 Shares
 Purchased
 (Redeemed)      (4,153,313)   57,453,382     129,569,631      (297,001)    (940,376)  (1,655,725)   1,370,846   1,071,787
               ============  ============  ==============  ============  ===========  ===========  ===========  ==========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the period ended March 31, 1997 were:

                                                        U.S.
                                                     Govern-                                        U.S.
                                                        ment                                     Govern-
                                                       Money       Over-the-      Precious          ment
                        Nova            Ursa          Market         Counter        Metals          Bond          Juno
                        Fund            Fund            Fund            Fund          Fund          Fund          Fund
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares
 Purchased    $3,521,884,322  $2,638,202,998  $3,329,457,087  $2,553,497,726  $413,202,942  $134,338,078  $140,757,025
Purchased
 through
 Dividend
 Reinvestment      5,375,055         626,105       5,730,900         507,026             0       373,468        49,308
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total
 Purchased     3,527,259,377   2,638,829,103   3,335,187,987   2,554,004,752   413,202,942   134,711,546   140,806,333
Shares
 Redeemed     (3,597,262,046) (2,215,904,560) (3,205,603,845) (2,567,906,241) (417,724,938) (149,333,776) (127,431,425)
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 (Redeemed)
 Purchased    $  (70,002,669) $  422,924,543  $  129,584,142  $  (13,901,489) $ (4,521,996) $(14,622,230) $ 13,374,908
              ==============  ==============  ==============  ==============  ============  ============  ============
                     High
                    Yield
                     Fund
              ------------
Shares
 Purchased    $33,888,522
Purchased
 through
 Dividend
 Reinvestment     126,588
              ------------
Total
 Purchased     34,015,110
Shares
 Redeemed     (23,160,395)
              ------------
Net Shares
 (Redeemed)
 Purchased    $10,854,715
              ============

Transactions in shares for the year ended June 30, 1996 were:

                                                             U.S.
                                                       Government                                    U.S.
                                                            Money     Over-the-     Precious   Government
                               Nova          Ursa          Market       Counter       Metals         Bond         Juno
                               Fund          Fund            Fund          Fund         Fund         Fund         Fund
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Shares Purchased        188,794,994   276,476,043   4,139,232,212   168,346,003   87,901,045   19,714,470   25,594,613
Dividend Reinvestment             0             0       7,466,821       108,337            0       97,996            0
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Total Purchased         188,794,994   276,476,043   4,146,699,033   168,454,340   87,901,045   19,812,466   25,594,613
Shares Redeemed        (179,799,246) (265,490,770) (4,276,965,783) (170,312,258) (88,544,497) (18,040,885) (24,076,731)
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Net Shares Purchased
 (Redeemed)               8,995,748    10,985,273    (130,266,750)   (1,857,918)    (643,452)   1,771,581    1,517,882
                       ============  ============  ==============  ============  ===========  ===========  ===========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the year ended June 30, 1996 were:

                                                            U.S.
                                                      Government                                        U.S.
                                                           Money       Over-the-      Precious    Government
                            Nova            Ursa          Market         Counter        Metals          Bond          Juno
                            Fund            Fund            Fund            Fund          Fund          Fund          Fund
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares Purchased  $2,653,475,866  $2,245,867,707  $4,139,232,212  $2,261,882,356  $836,754,933  $189,414,530  $233,349,428
Purchased
 through
 Dividend
 Reinvestment                  0               0       7,466,821       1,413,792             0       879,023             0
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total Purchased    2,653,475,866   2,245,867,707   4,146,699,033   2,263,296,148   836,754,933   190,293,553   233,349,428
Shares Redeemed   (2,520,809,754) (2,153,598,241) (4,276,965,780) (2,281,519,960) (836,741,911) (174,392,765) (217,249,381)
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 Purchased/
 (Redeemed)       $  132,666,112  $   92,269,466  $ (130,266,747) $  (18,223,812) $     13,022  $ 15,900,788  $ 16,100,047
                  ==============  ==============  ==============  ==============  ============  ============  ============

9. OPTION CONTRACTS WRITTEN

During the period ended March 31, 1997 the Trust wrote the following contracts:

Call Options Written:

                                          Nova Fund                  Ursa Fund
                             ----------------------  -------------------------
                             Number of      Initial  Number of         Initial
                             Contracts     Premiums  Contracts        Premiums
                             --------- ------------  --------- ---------------
Outstanding at Beginning of
 Period                            0   $          0     6,000  $   194,132,927
Options Written                7,222    274,895,042    38,800    1,765,889,584
Options Terminated            (3,222)   (90,218,598)  (24,800)  (1,062,894,217)
                              ------   ------------   -------  ---------------
Outstanding at End of Pe-
 riod                          4,000   $184,676,444    20,000  $   897,128,294
                              ======   ============   =======  ===============

Put Options Written:

                                                                                                 Precious Metals
                                    Nova Fund               Ursa Fund  Over-the-Counter fund                Fund
                       ----------------------  ----------------------  ---------------------  ------------------
                       Number of      Initial  Number of      Initial  Number of     Initial  Number of  Initial
                       Contracts     Premiums  Contracts     Premiums  Contracts    Premiums  Contracts Premiums
                       --------- ------------  --------- ------------  --------- -----------  --------- --------
Outstanding at
 Beginning of Period         0   $          0        0   $          0       37   $    88,577      20    $  9,189
Options Written          1,200     10,068,500    1,600     14,708,000    1,611     2,801,807     100      42,136
Options Terminated      (1,200)   (10,068,500)  (1,600)   (14,708,000)  (1,617)   (2,686,934)   (120)    (51,325)
                        ------   ------------   ------   ------------   ------   -----------    ----    --------
Outstanding at End of
 Period                      0   $          0        0   $          0       31   $   203,450       0    $      0
                        ======   ============   ======   ============   ======   ===========    ====    ========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. NET ASSETS

At March 31, 1997, net assets consisted of:

                                                                           U.S.
                                                                     Government
                                                                          Money
                                         Nova Fund      Ursa Fund   Market Fund
                                      ------------  -------------  ------------
Paid-In-Capital                       $179,428,969  $ 696,706,717  $283,515,523
Undistributed Net Investment Income              0      1,039,285        37,303
Accumulated Net Realized Gain (Loss)
 on Investments                         12,236,998   (144,140,380)            0
Net Unrealized Appreciation
 (Depreciation) on Investments,
 Options and Futures Contracts          (9,736,269)    28,681,890             0
                                      ------------  -------------  ------------
Net Assets                            $181,929,698  $ 582,287,512  $283,552,826
                                      ============  =============  ============

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            Over-the-     Precious        U.S.                      High
                              Counter       Metals  Government         Juno        Yield
                                 Fund         Fund   Bond Fund         Fund         Fund
                          -----------  -----------  ----------  -----------  -----------
Paid-In-Capital           $67,263,264  $43,566,617  $4,118,999  $36,461,968  $10,854,715
Undistributed Net
 Investment Income            514,668            0      16,220      100,975            0
Distribution in Excess
 of Net Investment
 Income                             0       (2,035)          0            0            0
Accumulated Net Realized
 Loss on Investments      (22,406,539) (19,609,610)   (776,212)  (4,684,713)     (95,444)
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments, Options
 and Futures Contracts      6,906,805     (274,833)    (57,355)     699,035     (241,600)
                          -----------  -----------  ----------  -----------  -----------
Net Assets                $52,278,198  $23,680,139  $3,301,652  $32,577,265  $10,517,671
                          ===========  ===========  ==========  ===========  ===========

* Realized capital gains differ for financial statement and tax purposes primarily because of the timing of the recognition of post October 31 capital losses.

11. LOSS CARRYFORWARD--FEDERAL INCOME TAX

At March 31, 1997, for federal income tax purposes, the following funds have capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

                                       U.S.
                        Precious Government               High
Expires          Ursa     Metals       Bond       Juno   Yield
March 31         Fund       Fund       Fund       Fund    Fund
--------  ----------- ---------- ---------- ---------- -------
2003      $ 6,618,786 $        0  $      0  $        0 $     0
2004       43,168,709  4,249,968         0   3,643,317       0
2005       50,012,823    709,440   539,594     106,438  63,461

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of the Nova, Ursa, U.S. Government Money Market, Over-the-Counter, Precious Metals, U.S. Government Bond, Juno and High Yield Funds (eight of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                                   Nova Fund
                                   Juno Fund
                                   Ursa Fund
                                   OTC Fund
                                High Yield Fund
                             Precious Metals Fund
                           U.S. Government Bond Fund
                         U.S. Government Money Market



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888


                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                 MARCH 31,1997



                         Nova Fund
                         Juno Fund
                         Ursa Fund
                         OTC Fund
                         High Yield Fund
                         Precious Metals Fund
                         U.S. Government Bond Fund
                         U.S. Government Money Market

                         [LOGO OF RYDEX APPEARS HERE]

                        Institutional Money Market Fund


                           The First Family of Funds

                           Designed for Professional
                                 Money Managers


                                 ANNUAL REPORT
                                 MARCH 31, 1997


                               RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                         (301) 468-8520  (800) 820-0888

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                               Face Market Value
                                                             Amount     (Note 1)
                                                         ---------- ------------
COMMERCIAL PAPER 6.9%
American Express Credit Corporation 5.30% 4/14/97        $1,000,000 $    998,086
Ford Motor Credit Company 5.34% 4/04/97                   1,000,000      999,555
Ford Motor Credit Company 5.30% 4/10/97                   1,000,000      998,675
General Electric Credit Corporation 5.28% 4/03/97         1,000,000      999,707
General Electric Credit Corporation 5.32% 4/03/97         1,000,000      999,704
General Motor Acceptance Corporation 5.31% 4/07/97        1,000,000      999,115
IBM Credit Corporation 5.25% 4/02/97                      1,000,000      999,854
                                                                    ------------
  Total Commercial Paper (Cost $6,994,696)                             6,994,696
                                                                    ------------
FEDERAL AGENCY DISCOUNT NOTES 73.6%
Federal Farm Credit Administration 5.24% 4/29/97          1,000,000      995,924
Federal Home Loan Mortgage Corporation 5.48% 4/01/97      5,000,000    5,000,000
Federal Home Loan Mortgage Corporation 5.47% 4/02/97     15,000,000   14,997,721
Federal Home Loan Mortgage Corporation 5.55% 4/02/97      5,000,000    4,999,229
Federal Home Loan Mortgage Corporation 5.50% 4/03/97      5,000,000    4,998,472
Federal Home Loan Mortgage Corporation 5.50% 4/03/97     20,000,000   19,993,889
Federal Home Loan Mortgage Corporation 5.46% 4/04/97     10,000,000    9,995,450
Federal Home Loan Mortgage Corporation 5.24% 4/09/97      1,000,000      998,836
Federal Home Loan Mortgage Corporation 5.35% 4/15/97      1,000,000      997,919
Federal Home Loan Mortgage Corporation 5.28% 4/18/97      1,000,000      997,507
Federal National Mortgage Association 5.49% 4/10/97      10,000,000    9,986,275
Federal National Mortgage Association 5.45% 4/11/97       1,000,000      998,486
                                                                    ------------
  Total Federal Agency Discount Notes (Cost $74,959,708)              74,959,708
                                                                    ------------
REPURCHASE AGREEMENT 19.5%
Repurchase Agreement collaterized by U.S. Treasury
 Obligations 6.25% 4/01/97 (Cost $19,900,000)            19,900,000   19,900,000
                                                                    ------------
  Total Investments 100% (Cost $101,854,404)                        $101,854,404
                                                                    ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

ASSETS
 Securities at Value (Note 1)--See Accompanying Schedule $101,854,404
 Investment Income Receivable                                   4,173
 Cash in Custodian Bank                                        36,088
 Receivable for Shares Purchased                           11,866,898
 Unamortized Organization Costs (Note 1)                       52,711
 Other Assets                                                   4,799
                                                         ------------
  Total Assets                                            113,819,073
                                                         ------------
LIABILITIES
 Distribution Fee Payable                                      23,146
 Payable for Shares Redeemed                                3,342,825
 Investment Advisory Fee Payable                               36,271
 Transfer Agent Fee Payable                                    14,982
 Organization Expense Payable to Advisor                       60,819
 Other Liabilities                                             25,087
                                                         ------------
  Total Liabilities                                         3,503,130
                                                         ------------
NET ASSETS                                               $110,315,943
                                                         ============
Shares Outstanding                                        110,313,480
                                                         ============
Net Asset Value Per Share                                       $1.00
                                                                =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest                                   $1,771,126
                                            ----------
  Total Income                               1,771,126
                                            ----------
EXPENSES
 Distribution Fees                              83,673
 Advisory Fees (Note 3)                        183,504
 Transfer Agent Fees (Note 3)                   66,737
 Audit and Outside Services                     13,492
 Accounting Fees (Note 3)                       27,212
 Legal                                          20,745
 Organizational Expenses                         8,109
 Registration Fees                              10,142
 Custodian Fees                                  6,041
 Miscellaneous                                  20,610
                                            ----------
  Total Expenses                               440,265
  Custodian Fees Paid Indirectly (Note 4)        2,526
                                            ----------
  Net Expenses                                 437,739
                                            ----------
NET INVESTMENT INCOME                        1,333,387
                                            ----------
REALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             503
                                            ----------
  Total Net Realized Gain                          503
                                            ----------
Net Increase in Net Assets from Operations  $1,333,890
                                            ==========

* Commencement of Operations: July 11, 1996

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

From Investment Activities
 Net Investment Income                                         $  1,333,387
 Net Realized Gain on Investments                                       503
                                                               ------------
 Net Increase in Net Assets Resulting from Operations             1,333,890
                                                               ------------
Distributions to Shareholders
 From Net Investment Income (Note 1)                             (1,330,924)
 From Realized Gain on Investments                                     (503)
Net Increase in Net Assets Resulting from Shares Transactions
 (Note 5)                                                       110,313,480
                                                               ------------
Net Increase in Net Assets and Net Assets End of Period        $110,315,943
                                                               ============


* Commencement of Operations: July 11, 1996.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                   Period Ended March 31, 1997*

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD+                      $   1.00
                                                           --------
 Net Investment Income                                          .03
 Net Realized and Unrealized Gains on Securities                .00
                                                           --------
 Net Increase in Net Asset Value Resulting from Operations      .03
 Dividends to Shareholders from Net Investment Income          (.03)
                                                           --------
 Net Increase in Net Asset Value                                .00
                                                           --------
NET ASSET VALUE--END OF PERIOD                             $   1.00
                                                           ========
TOTAL INVESTMENT RETURN**                                     4.17%
RATIOS TO AVERAGE NET ASSETS **
 Net Expenses                                                 1.15%++
 Net Investment Income                                        3.50%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                      0%
 Net Assets, End of Period (000's omitted)                 $110,316

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.15%
* Commencement of Operations: July 11, 1996
** Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The following significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect the financial activity of the Institutional Money Market Fund for the period July 11, 1996 (Commencement of Operations) to March 31, 1997.

A. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily. Income dividends are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly.


D. The Institutional Money Market Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

E. Costs incurred by the Institutional Money Market Fund in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

F. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                              RYDEX SERIES TRUST

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31, 1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, Inc. and Prudential Securities in the joint account and the collateral therefore was as follows:

Security Type                 Range of rates    Par Value Market Value
-------------                 -------------- ------------ ------------
United States Treasury Bills   6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes   5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond    8.5%          $ 14,404,000 $ 16,756,189

3. INVESTMENT ADVISORY AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Institutional Money Market Fund pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of fifty-five one hundredths of one percent (0.55%) of the average daily net assets of the Institutional Money Market Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the Institutional Money Market Fund.

The Institutional Money Market Fund paid PADCO Service Co., Inc. $27,212 in accounting fees for the period ended March 31, 1997.

4. ACCOUNTING FOR EXPENSES

The Institutional Money Market Fund entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31,1997 were:

Shares Purchased                                              1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                            110,313,480
                                                            ---------------
Transactions in dollars for the period ended March 31,1997
 were:
Shares Purchased                                            $ 1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                        $   110,313,480
                                                            ===============

6. NET ASSETS

At March 31, 1997, net assets consisted of:

Paid-In-Capital                      $   110,313,480
Undistributed Net Investment Income            2,463
                                     ---------------
Net Assets                           $   110,315,943
                                     ===============

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statement of assets and liabilities, including the schedule of investments, of the Institutional Money Market Fund (one of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for the period July 11, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                        Institutional Money Market Fund



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888




                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                MARCH 31, 1997



                        Institutional Money Market Fund

                     Statement of Additional Information

                                      of

                          The Rydex High Yield Fund

                              RYDEX SERIES TRUST
                          THE RYDEX HIGH YIELD FUND


          6116 Executive Boulevard, Suite 400, Rockville, Maryland
        20852
                       (800) 820-0888   (301) 468-8520


                     STATEMENT OF ADDITIONAL INFORMATION


        The Rydex High Yield Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objective of the Fund is to seek to provide investment returns that correspond to the performance of a benchmark for high yield fixed income securities. The Fund's current benchmark is the Merrill Lynch High Yield Master IndexTM (the "MLHY Index"). Although there is no assurance that the Fund's objective will be achieved, the Fund will seek to achieve its objective by investing primarily in a variety of long-term, intermediate-term, and short-term below investment grade corporate bonds (including convertible issues) commonly known as "junk bonds" and below investment grade preferred securities. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

        This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated August 1, 1997. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund.

        The date  of this Statement of Additional Information is August
        1, 1997.

                     STATEMENT OF ADDITIONAL INFORMATION

                              TABLE OF CONTENTS


                                                Page


        THE RYDEX FUNDS................................3

        INVESTMENT POLICIES AND TECHNIQUES.............3

        INVESTMENT RESTRICTIONS........................12

        PORTFOLIO TRANSACTIONS AND BROKERAGE...........14

        MANAGEMENT OF THE TRUST........................15

        DISTRIBUTION PLAN..............................19

        PRINCIPAL HOLDERS OF SECURITIES................21

        DETERMINATION OF NET ASSET VALUE...............21

        PERFORMANCE INFORMATION........................21

        CALCULATION OF RETURN QUOTATIONS...............22

        INFORMATION ON COMPUTATION OF YIELD............23

        DIVIDENDS, DISTRIBUTIONS, AND TAXES............24

        AUDITORS AND CUSTODIAN.........................27

        FINANCIAL STATEMENTS...........................27

        APPENDIX A.....................................28

        THE RYDEX FUNDS

        The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Rydex High Yield Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, and The Rydex Institutional Money Market Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. The Rydex Funds are principally designed for professional money managers and investors who intend to follow an asset-allocation or market-timing investment strategy. Except for the Rydex U.S. Government Money Market Fund and the Rydex Institutional Money Market Fund, each Rydex Fund is intended to provide investment exposure with respect to a particular segment of the securities markets. These Rydex Funds seek investment results that correspond over time to a specified benchmark. The Rydex Funds may be used independently or in combination with each other as part of an overall investment strategy.

        Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Rydex Institutional Money Market Fund, certain minimum investment levels are maintained. Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at
        (800) 820-0888 or (301) 468-8520.

        INVESTMENT POLICIES AND TECHNIQUES

        General

        Reference  is  made   to  the  sections  entitled   "Investment
        Objective and Policies" in the Fund's Prospectus for a discussion of the investment objective and policies of the Fund. In addition, set forth below is further information relating to the Fund. Investment management services are provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc. (the "Advisor"), a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 and portfolio management services are provided to the Fund by the Fund's sub-adviser, Loomis, Sayles & Company, L. P. (the "Sub-Advisor"), a Delaware limited partnership with offices at 2001 Pennsylvania Avenue, N.W., Suite 200, Washington, D. C. 20016.

        The investment strategies of the Fund discussed below, and as discussed in the Fund's Prospectus, may be used by the Fund if, in the opinion of the Sub-Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objective.

        Futures Contracts and Options Thereupon

        The Fund may purchase securities index futures contracts as a substitute for a comparable market position in the underlying securities. The principal trading markets for Standard & Poor's 500 Composite Stock Price IndexTM futures contracts and U.S. Treasury bond futures contracts are the Chicago Mercantile Exchange (the "CME") and the Chicago Board of Trade (the "CBOT"), respectively.

        A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A securities index futures contract obligates the seller to deliver (and the purchaser to take)  an amount  of cash  equal  to  a specific  dollar amount times the difference between the value of a specific securities index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

        The Fund may purchase put or call options and write (sell) put options on securities index futures contracts. When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

        Whether the Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund s loss from an unhedged short position in futures contracts or from writing (selling) call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will only engage in transactions in futures contracts and options thereupon that are traded on a United States exchange or board of trade. In addition to the uses set forth hereunder, the Fund may also engage in futures and futures options transactions in order to hedge or limit the exposure of its position to create a synthetic money market position, and for certain other tax-related purposes. See "Taxes" in the Prospectus.

        The Fund may purchase and sell futures contracts, index futures contracts, and options thereon only to the extent that such activities would be consistent with the requirements of
        Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission (the "CFTC Regulations"), under which the Fund would be excluded from the definition of a "commodity pool operator." Under Section 4.5 of the CFTC Regulations, the Fund may engage in futures transactions, either for "bona fide hedging" purposes, as this term is defined in the CFTC Regulations, or for non-hedging purposes to the extent that the aggregate initial margins and option premiums required to establish such non-hedging positions do not exceed 5% of the liquidation value of the Fund s portfolio. In the case of an option on futures contracts that is "in-the-money" at the time of purchase (i.e., the amount by which the exercise price of the put option exceeds the current market value of the underlying security or the amount by which the current market value of the underlying security exceeds the exercise price of the call option), the in-the-money amount may be excluded in calculating this 5% limitation.


        When the Fund purchases or sells a securities index futures contract, or sells an option thereon, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position. If the Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund s outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

        The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

        The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the future. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the future. The Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

        Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

        Index Options Transactions

        The Fund may write and purchase put and call options on securities indexes in order to hedge or limit the exposure of their positions, to create synthetic money market positions, and for certain other tax-related purposes. See "Taxes" in the Prospectus.

        A securities index fluctuates with changes in the market values of the securities included in the index. Options on securities indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the securities index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. Unlike the options on securities discussed below, all settlements of index options transactions are in cash.

        Some securities index options are based on a broad market index such as the Standard & Poor's 500 Composite Stock Price IndexTM, the NYSE Composite IndexTM, or the AMEX Major Market IndexTM, or on a narrower index such as the Philadelphia Stock Exchange Over-the Counter IndexTM. Options currently are traded on the Chicago Board Options Exchange (the "CBOE"), the AMEX, and other exchanges ("Exchanges"). Purchased over-the-counter options and the cover for written over-the-counter
        options  will   be  subject  to   the  respective  Fund s   15%
        limitation on investment in illiquid securities. See "Illiquid Securities" in the Prospectus.

        Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may buy or sell; however, the Sub-Advisor intends to comply with all limitations.

        Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities comprising the securities index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing
        (sale) of options on an index depends upon movements in the level of securities prices in the securities market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular security. Whether the Fund will realize a profit or loss by the use of options on securities indexes will depend on movements in the direction of the securities market generally or of a particular industry or market segment. This requires different skills and techniques than are required for predicting changes in the price of individual securities. The Fund will not enter into an option position that exposes it to an obligation to another party, unless the Fund either (i) owns an offsetting position in securities or other options and/or (ii) maintains with its custodian bank (and marks-to-market on a daily basis) a segregated account consisting of cash or liquid securities that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying securities index not otherwise covered.

        Foreign Securities

        The Fund may invest in high yield bonds issued by foreign corporations and denominated in United States dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. While not subject to certain risks to which securities denominated in foreign currencies are subject (for example, the value of foreign-denominated securities, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the United States dollar; securities of foreign-based issuers generally have less trading volume and less liquidity than securities of United States issuers; and prices in some foreign markets can be very volatile), investments in United States dollar-denominated foreign securities are subject to unique risks. Many foreign countries lack uniform accounting and disclosure standards comparable to those that apply to United States companies, and it may be more difficult to obtain reliable information regarding a foreign issuer's financial condition and operations. Investing in companies located abroad carries political and economic risks distinct from those associated with investing in the United States. Foreign investments may be affected by actions of foreign governments adverse to the interests of United States investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on United States investment, or on the ability to repatriate assets or to convert currency into U.S. dollars. There may be a greater possibility of default by foreign governments or foreign-government sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments.

        U.S. Government Securities

        The Fund may invest in obligations of the U.S. Treasury or obligations either issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities, including money market instruments ("U.S. Government Securities"). Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government Securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

        Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. These agencies and instrumentalities may borrow funds from the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan
        Banks, are supported by the right of the issuer to borrow, under certain circumstances, an amount limited to a specific line of credit from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. These other agencies and instrumentalities also are supported by the discretionary authority of the U.S. Government to purchase certain obligations of an agency or instrumentality or by the credit of the agency or instrumentality itself. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Fund will invest in U.S. Government Securities only when the Sub-Advisor is satisfied that the credit risk with respect to the issuer is minimal.

        Yields on short-, intermediate-, and long-term U.S. Government Securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. Government Securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Fund s portfolio investments in U.S. Government Securities, while a decline in interest rates would generally increase the market value of the Fund s portfolio investments in these securities.

        U.S. Government Securities may be purchased at a discount. Such securities, when held to maturity or retired, may include an element of capital gain. Capital losses may be realized when such securities purchased at a premium are held to maturity or are called or redeemed at a price lower than their purchase price. Capital gains or losses also may be realized upon the sale of securities.

        Repurchase Agreements

        As discussed in the Fund's Prospectus, the Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the agreed-upon repurchase price, the Fund could suffer a loss. The Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements are usually for short periods, such as one week or less, but may be longer. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund's net assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

        When-Issued and Delayed Delivery Securities

        As discussed in the Fund's Prospectus, the Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. The Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 10% of the Fund's net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund's purchase commitments for such when-issued or delayed-delivery securities. The Fund does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

        The foregoing strategies, and those discussed in the Fund's Prospectus under the heading "Investment Objective and
        Policies," may subject the Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by the Fund if, in the opinion of the Sub-Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by the Fund, either individually or in combination. Furthermore, there is no assurance that any of these  strategies  or  any  other  strategies  and  methods  of investment available to the Fund will result in the achievement of its objective.

        Borrowing

        The Fund may borrow money to facilitate management of the Fund s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous. Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly.

        As required by the Investment Company Act of 1940, as amended (the "1940 Act"), the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund s assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.


        In addition to the foregoing, the Fund is authorized to borrow money from a bank as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate in connection with any borrowings.

        Lending of Portfolio Securities

        The Fund has no present intention of lending portfolio securities, however the Fund reserves the right, subject to the investment restrictions set forth below, to lend portfolio securities to brokers, dealers, and financial institutions; provided, that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Fund and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities of the Fund are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest the cash collateral in portfolio securities, thereby earning additional income. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which the Fund's shares are qualified for sale, and the Fund will not lend more than 33 % of the value of the Fund's total assets. Loans of the Fund's portfolio securities would be subject to termination by the Fund on four business days' notice, or by the borrower on one day's notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities which occurs during the term of the loan insures to the Fund and the Fund's shareholders. The Fund may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan of the Fund's portfolio securities.

        Illiquid Securities

        The Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 15% of the Fund's net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

        Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are "illiquid" depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser and/or a sub-adviser. The trustees of the Trust (the "Trustees") have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor and the Sub-Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund's liquidity.

        Other Investment Policies and Risk Considerations

        Bank Money Market Instruments. The Fund also may purchase bank money market instruments, including certificates of deposit, time deposits, bankers' acceptances, and other short-term obligations issued by U.S. banks which are members of the Federal Reserve System. Certificates of deposit are short-term, interest-bearing negotiable certificates evidencing the obligation of a bank to repay funds deposited with the bank for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated fixed interest rate for which a negotiable certificate is not received. Time deposits which may be held by the Fund will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Investments in time deposits and certificates of deposits are limited to domestic banks that have total assets in excess of one billion dollars. Bankers' acceptances are credit instruments evidencing the obligation of a bank to a time draft drawn on the bank by a customer of the bank; most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity. These credit instruments reflect the obligation both of the bank (as a guarantor) and of the drawer (as the payor) to pay the face amount of the instrument upon maturity. Other short-term bank obligations in which the Fund may invest include uninsured, direct obligations of a bank that bear fixed, floating, or variable interest rates.

        Commercial Paper. The Fund also may invest in commercial paper, including corporate notes. These instruments are short-term obligations issued by banks and corporations that have maturities ranging from two to 270 days and are usually sold on a discount basis. Each commercial paper instrument may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Investments in commercial paper and other short-term promissory notes issued by corporations (including variable and floating rate instruments) must be rated at the time of purchase "A-2" or better by Standard & Poor's Ratings Group ("S&P"), "Prime-2" or better by Moody's Investors Service, Inc. ("Moody's"), "F-2" or better by Fitch Investors Service, Inc. ("Fitch"), "Duff 2" or better by Duff & Phelps Credit Rating Co. ("Duff"), or "A2" or better by IBCA, Inc., or, if not rated by S&P, Moody's, Fitch, Duff, or IBCA, Inc., must be determined by PADCO Advisors, Inc. (the "Advisor"), the Trust's investment adviser, to be of comparable quality pursuant to guidelines approved by the trustees of the Trust (the "Trustees").
        Please refer to Appendix A to this Prospectus for more detailed information concerning commercial paper ratings.

        The  Fund  also may  make  limited  investments  in  guaranteed investment contracts ("GICs") issued by United States insurance companies. The Fund will purchase a GIC only when the Advisor has determined, under guidelines established by the  Trustees of  the  Trust,  that  the GIC  presents  minimal credit risks  to  the Fund  and  is  of comparable  quality  to instruments that are rated "high quality" by certain nationally-recognized statistical rating organizations.

        Stocks and Other Equity Securities. Stocks and other equity securities may include common stocks, fixed-rate preferred stocks, bonds convertible into equity securities, warrants, and rights. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, the prices of these securities fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors. Common stocks have a history of long-term growth in value; however, stock prices fluctuate in response to general market and economic conditions, as well as to factors affecting individual companies. The Fund intends to invest only in the common stock of companies believed by the Sub-Advisor to have appreciation potential, and each security held will be monitored to determine whether the security is contributing to the Fund's investment objective.

        Preferred stocks, like debt obligations, are generally fixed-income securities. Preferred stocks have priority as to income and generally as to assets of the issuer; however, income usually is limited to a definitive percentage regardless of the issuer's earnings, and preferred stock usually has limited voting rights. Shareholder of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Preferred stock dividends must be paid before common stock dividends and, for that reason, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which generally is the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks, however, are equity securities in the sense that these securities do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

        Warrants and stock rights are almost identical to call options in their nature, use, and effect, except that warrants and stock rights are issued by the issuer of the underlying security, rather than an option writer, and generally have longer expiration dates than call options. A right is a privilege granted by a corporation to current common shareholders, whereby these shareholders may purchase a proportionate number of new shares, at a price that is lower than current market prices, before the public is allowed to purchase the shares. Because a warrant does not carry with it the right to dividends or voting rights with respect to the securities that the warrant holder is entitled to purchase, and because a warrant does not represent any rights to the assets of the issuer, a warrant may be considered more speculative than certain other types of investments. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date. The Fund will invest in only those warrants or stock rights that are listed on the New York Stock Exchange or American Stock Exchange.

        The Fund  also  may invest  in  debt  securities and  preferred stocks which are convertible into, or carry the right to purchase, common stock or other equity securities ("convertible securities") when, in the opinion of the Sub-Advisor, the convertible securities may be purchased at prices favorable relative to the common stock itself. Convertible securities have several unique investment characteristics, such as (1) higher yields than common stocks, but lower yields than comparable nonconvertible fixed income securities, (2) a lesser degree of fluctuation in value than the underlying stocks since convertible securities have fixed income characteristics, and (3) the potential for capital appreciation if the market price of the underlying common stock increases. A convertible security might be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund might be required to permit the issuer to redeem the security, convert the security into the underlying common stock or sell the security to a third party.

        The Sub-Advisor believes that the characteristics of convertible securities make these securities suitable investments for an investment company seeking investment
        returns,     including    capital    appreciation.        These
        characteristics include the potential for capital appreciation if the value of the underlying common stock increases, the relatively high yield received from dividends, and decreased risks of decline in value, relative to the underlying common stock due to their fixed income nature. In selecting convertible securities for the Fund, the Sub-Advisor considers the following factors: (1) the Sub-Advisor s own evaluation of the basic underlying value of the assets and business of the issuers of the securities; (2) the interest or dividend income generated by the securities; (3) the potential for capital appreciation of the securities and the underlying common stocks; (4) the prices of the securities relative to the underlying common stocks; (5) whether the securities are entitled to the benefits of sinking funds or other protective conditions; (6) the existence of any anti-dilution protections of the security; (7) the diversification of the Fund s portfolio as to issuers; and (8) an investment rating of "Caa" or higher by Moody's Investors Service, Inc. ("Moody's") or "CCC" or higher by Standard & Poor's Ratings Group ("Standard & Poor's."). Lower-rated and some non-rated convertible securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in lower-rated and non-rated convertible securities normally involves a greater degree of investment and credit risk than does investment in convertible securities having higher ratings. In addition, the market for non-rated convertible securities usually is less broad than the market for rated securities, which could affect the marketability of the convertible securities. To the extent that the Fund holds any lower-rated or non-rated convertible securities, the Fund may be negatively affected by adverse economic developments, increased volatility, or lack of liquidity.

        Portfolio Turnover

        As discussed in the Fund's prospectus, the Trust anticipates that investors in the Fund, as part of a market-timing or asset allocation investment strategy, will frequently exchange shares of the Fund for shares in other Rydex Funds pursuant to the exchange policy of the Trust as well as frequently redeem shares of the Rydex Funds (see "Exchanges" in the Fund's Prospectus). The nature of the Rydex Funds has caused the Rydex Funds to experience substantial portfolio turnover. Because each Rydex Fund's portfolio turnover rate to a great extent will depend on the purchase, redemption, and exchange activity of the Rydex Fund's investors, it is very difficult to estimate what the Rydex Fund's actual turnover rate will be in the future. However, the Trust expects that the portfolio turnover experienced the Rydex Funds will continue to be substantial.

        "Portfolio Turnover Rate" is defined under the rules of the Securities and Exchange Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Rydex Funds invest since such contracts generally have a remaining maturity of less than one year. All instruments held by a Rydex Fund during a specified period may have a remaining maturity of less than one year in which case the portfolio turnover rate for that period, under the definition, would be equal to zero. However, because of the nature of Rydex Funds as described above, the actual portfolio turnover of the Rydex Funds has been and it is anticipated that their actual portfolio turnover in the future will be unusually high.

        INVESTMENT RESTRICTIONS

        As described in the section of the Fund's Prospectus entitled "Investment Objective and Policies," the Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the 1940 Act. The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of the Fund not specifically identified in this Statement of Additional Information or the Fund's Prospectus as fundamental may be changed without a vote of the shareholders of the
        Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from the Fund's portfolio.

        These restrictions provide that the Fund may not:

             1. Lend any security or make any other loan if, as a result, more than 33 % of the value of the Fund's total assets would be lent to other parties, except
                  (i) through the purchase of a portion of an issue of debt securities in accordance with the Fund's investment objective, policies, and limitations, or
                  (ii) by engaging in repurchase agreements with respect to portfolio securities, or (iii) through the loans of portfolio securities provided the borrower maintains collateral equal to at least 100% of the value of the borrowed security and marked-to-market daily.

             2.   Underwrite securities of any other issuer.

             3. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

             4. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act) (including the amount of senior securities issued but excluding liabilities and indebtedness not constituting senior securities), except that the Fund may issue senior securities in connection with transactions in options, futures, options on futures, and other similar investments, and except as otherwise permitted herein and in Investment Restriction Nos. 5, 7, 8, and 9, as applicable to the Fund.

             5. Pledge, mortgage, or hypothecate the Fund's assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with (i) the writing of covered put and call options, (ii) the purchase of securities on a forward-commitment or delayed-delivery basis, and (iii) collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, including those relating to indexes, and options on futures contracts or indexes.

             6. Invest in commodities except that the Fund may purchase and sell futures contracts, including those relating to securities, currencies, indexes, and options on futures contracts or indexes and currencies underlying or related to any such futures contracts, and purchase and sell currencies (and options thereon) or securities on a forward-commitment or delayed-delivery basis.

             7. Invest 25% or more of the value of the Fund's total assets in the securities of one or more issuers conducting their principal business activities in the same industry. This limitation does not apply to investments or obligations of the U.S. Government or any of its agencies or instrumentalities.

             8.   Borrow  money,  except  the  Fund  may  borrow  money
                  (i) from a bank in an amount not in excess of 33 % of the total value of the Fund's assets (including the amount borrowed) less the Fund's liabilities (not including the Fund's borrowings), and (ii) for temporary purposes in an amount not in excess of 5% of the total value of the Fund's assets.

             9. Make short sales of portfolio securities or maintain a short position unless at all times when a short position is open (i) the Fund maintains a segregated account with the Fund's custodian to cover the short position in accordance with the position of the Securities and Exchange Commission or (ii) the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short.

        Furthermore, the Trustees have adopted additional investment restrictions for the Fund. These restrictions are not fundamental investment policies, but rather are operating policies of the Fund, and may be changed by the Trustees without Fund shareholder approval. These additional investment restrictions adopted by the Trustees, to date, are as follows:

             1.   The Fund will not invest in warrants.

             2. The Fund will not invest in real estate limited partnerships.

             3.   The Fund will not invest in mineral leases.

        The Trust and the Advisor have applied to the Securities and Exchange Commission for an exemptive order that would permit other investment companies to invest in the Rydex Funds as part of a "fund of funds" arrangement (the "FOF Order"). Once the Trust receives the FOF Order, and for as long as the FOF Order remains effective (and subject to the FOF Order being modified in the future), none of the Rydex Funds, including the High Yield Fund, will invest in any securities of investment companies, except as these securities may be acquired as part of a merger, consolidation, acquisition of assets, or plan of reorganization. There is no assurance that the FOF Order will be issued.

        If a percentage restriction is adhered to at the time of an investment, a later increase or decrease in the investment's percentage of the value of the Fund's total assets resulting from a change in such values or assets will not constitute a violation of the percentage restriction.

        PORTFOLIO TRANSACTIONS AND BROKERAGE

        Subject to the general supervision by the Trustees, and in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the Sub-Advisor is responsible for decisions to buy and sell securities for the Fund and the selection of brokers and dealers to effect the transactions. In seeking to implement the Fund's policies, the Sub-Advisor effects transactions with those brokers and dealers who the Sub-Advisor believes provide the most favorable prices and are capable of providing efficient executions. If such prices and executions are obtainable from more than one dealer, the Sub-Advisor may give consideration to placing portfolio transactions with dealers who also furnish research and other services to the Fund or the Sub-Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

        The Sub-Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Sub-Advisor to cause purchase and sale transactions to be allocated among the Fund and others whose assets the Sub-Advisor manages in such manner as the Sub-Advisor deems equitable. The main factors considered by the Sub-Advisor in making such allocations among the Fund and other client accounts of the Sub-Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Fund and the other client accounts. Purchases and sales of corporate debt securities are normally transacted through major dealers acting as principals. Such transactions are made on a net basis, do not involve payment of brokerage commissions, and normally reflect the spread between bid and asked prices.

        The information and services received by the Sub-Advisor from dealers may be of benefit to the Sub-Advisor in the management of accounts of some of the Sub-Advisor's other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Advisor and thereby reduce the Sub-Advisor's expenses, this information and these services are of indeterminable value and the management fee paid to the Sub-Advisor is not reduced by any amount that may be attributable to the value of such information and services.

        The Fund  commenced operations  on January  3, 1997.   For  the
        period from January 3, 1997 to March 31, 1997, total brokerage commissions paid by the Fund amounted to $0.

        MANAGEMENT OF THE TRUST

        The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

        Trustees

        *Albert P. Viragh, Jr. (56)

             Chairman of the Board of Trustees and President of the Trust; Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor
             Variable  Annuity  Account  (the  "Separate  Account"),  a
             separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm and the distributor of the shares of the Rydex High Yield Fund and the Rydex Institutional Money Market Fund, each a series of the Trust. 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Corey A. Colehour (51)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        J. Kenneth Dalton (57)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and Investor, The Dalton Group, April 1995 to present; President, CRAM Mortgage Group, Inc. 1966 to April 1995.

             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Roger Somers (53)

             Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Officers

        Robert M. Steele (38)

             Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present; Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Carl G. Verboncoeur (44)

             Vice President of Operations of the Trust; Vice President of Operations of the Separate Account, 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President Perpetual Savings Bank, 1987 to 1993. Address:
             6116 Executive Boulevard, Suite 400,  Rockville, Maryland
             20852.

        Michael P. Byrum (27)

             Assistant Secretary of the Trust; Employee and senior portfolio manager of PADCO Advisors, Inc., 1993 to present; portfolio manager of The OTC Fund (since 1997) and The Rydex U.S. Government Bond Fund each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the Separate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration, 1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Victor J. Edgar (36)

             Controller of the Trust; Controller of the Separate Account, 1996 to the present; Controller to PADCO Service Company, Inc., the shareholder and transfer agent servicer for the Trust, 1994 to the present; Controller of PADCO Financial Services, Inc., for a registered broker-dealer firm and distributor of the shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, 1996 to present; Assistant Controller for The Rushmore Group, a mutual fund complex, 1989 until 1994.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        Sothara Chin (31)

             Compliance Officer of the Trust; Compliance Officer of PADCO Advisors, Inc., investment advisor of the Trust, 1996 to the present; Compliance Officer of the Separate Account, 1996 to present; Compliance Officer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Compliance Officer of PADCO Service Company, Inc., the Trust's shareholder and transfer agent servicer, 1996 to present; Compliance Officer of PADCO Financial Services, Inc. a registered broker-dealer and the distributor of shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, 1996 to present; Compliance Officer, USLICO Corporation, an insurance company, 1990 to 1996.
             Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

        _________________________

        * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

        The Advisory Agreement

        Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and oversees the day-to-day operations of the Fund (including monitoring the performance of the Sub-Advisor, as discussed below), subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S.

        Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund, The Rydex Institutional Money Market Fund, and The Rydex High Yield Fund; other separate series may be added in the future. As of March 31, 1997, net Trust assets under management of the Advisor were approximately $1.28 billion. Pursuant to the advisory agreement, the Fund pays the Advisor a fee at an annual rate based on 0.75% of the net assets of the Fund. The Fund commenced operations on January 3, 1997. For the period from January 3, 1997 to March 31, 1997, total management fees expensed by the Fund to the Advisor amounted to $8,131.

        The Advisor is responsible for the management of the investment and the reinvestment of the assets of the Fund, in accordance with the investment objective, policies, and limitations of the Fund, and subject to the general supervision and control of the officers of the Trust and the Trustees. The Advisor bears all costs associated with providing these advisory services. In providing these advisory services, the Advisor, at its own expense, has been authorized by the Trustees to employ a sub-adviser and to enter into such service agreements as the Advisor deems appropriate in connection with the management of the Fund. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, also may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, which payments, to the extent made by the Advisor, may be in addition to those payments made pursuant to a plan of distribution for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act (the "Distribution Plan"). See "Distribution Plan."

        The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

        The Sub-Advisory Agreement

        Loomis, Sayles & Company, L.P. (the "Sub-Advisor"), is the sub-adviser of the Fund. As such, the Sub-Advisor is responsible for daily managing the investment and reinvestment of assets of the Fund, subject generally to review and supervision of the Advisor and the Trustees. The Sub-Advisor bears all expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with the investment and economic research, trading, and investment management of the Fund.

        The Sub-Advisor is a Delaware limited partnership, registered as an investment adviser with the Commission. The Sub-Advisor's principal business address is One Financial Center, Boston, Massachusetts 02111. Founded in 1926, the Sub-Advisor is one of the country's oldest and largest investment firms. The Sub-Advisor's general partner is indirectly owned by New England Investment Companies, L.P., a publicly-traded limited partnership whose general partner is a wholly-owned subsidiary of Metropolitan Life Insurance Company. The portfolio managers of the Fund are Steven J. Doherty and Stephanie S. Lord. Mr. Doherty is a Vice President of the Sub-Advisor.
        From 1986 to 1996, Mr. Doherty was the portfolio manager of Howard Hughes Medical Institute in Chevy Chase, Maryland. From 1982 to 1986, Mr. Doherty was an Assistant Vice President and the portfolio manager of the National Bank of Washington in Washington, D. C. Mr. Doherty earned his Chartered Financial Analyst designation in 1990, received his Master of Business Administration in Finance and Investments from The George Washington University, at Washington, D. C., in 1986, and received his bachelor's degree in Business Administration from The George Washington University, at Washington, D. C., in 1982. Ms. Lord has been a Vice President of the Sub-Advisor since 1987. Ms. Lord earned her Chartered Financial Analyst designation in 1991, and received her bachelor's degree in Business Administration from The University of Iowa, at Iowa City, Iowa, in 1987.

        Under an investment sub-advisory agreement between the Advisor and the Sub-Advisor, dated September 25, 1996, which sub-advisory agreement has been approved by the Trustees, the Advisor pays the Sub-Advisor a fee at an annualized rate of 0.375% of the average daily net assets of the Fund. The Fund commenced operations on January 3, 1997. For the period from January 3, 1997 to March 31, 1997, total sub-advisory fees expensed by the Advisor to the Sub-Advisor amounted to $4,066.

        The Service Agreement

        General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995, and as amended on March 8, 1996, and as further amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

        Under the service agreement with the Servicer, the Fund pays the Servicer an annual fee based on 0.20% of the net assets of the Fund. The Fund commenced operations on January 3, 1997. For the period from January 3, 1997 to March 31, 1997, total service fees expensed by the Fund to the Servicer amounted to $2,168. Under the service agreement, the Servicer provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services;
        bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

        The Distribution Plan

        Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, (the "Distribution Plan") the Fund is provided certain distribution services by PADCO Financial Services, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated September 25, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. For further information concerning the Distribution Plan for the Fund, see "Distribution Plan," below.

        Costs and Expenses

        The Fund bears all expenses of its operations other than those assumed by the Advisor, the Sub-Advisor, and the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the Distributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the nine Rydex Funds, including the Fund, pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the
        Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

        The Fund commenced operations on January 3, 1997. For the period from January 3, 1997 to March 31, 1997, the total expenses of Fund operations borne by the Fund, other than those expenses assumed or reimbursed by the Advisor of the Servicer, amounted to $31,160.

        The aggregate compensation paid by the Trust to each of its Trustees serving during the nine-month period ended March 31, 1997 is set forth in the table below:

                                 Aggregate         Pension or        Estimated
                  Name of       Compensation       Retirement      Annual Benefit
                  Person,      from the Trust   Benefits Accrued        upon
                  Position                       as Part of the      Retirement
                                                Trust s Expenses
          Albert P. Virah, Jr.*     $0                $0                $0
          Chairman and President

          Corey A. Colehour      $4,500              $0                $0
          Trustee

          J. Kenneth Dalton      $4,500              $0                $0
          Trustee

          Roger Somers           $4,500              $0                $0
          Trustee

        __________________________

        *    Denotes an "interested person" of the Trust.

        DISTRIBUTION PLAN

        Pursuant to the Trust's Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund will pay the Distributor, monthly at a rate not to exceed 0.25% of the average daily net assets of the Fund during that month for expenses actually incurred in the distribution and promotion of the Fund's shares, and the Distributor, in turn, on a quarterly basis will pay certain securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") amounts based on the average daily net asset value of shares of the Fund owned by that Recipient or its customers during that month. No such payments, however, will be made to any Recipient in any month if the aggregate net asset value of all Fund shares held by the Recipient or its customers at the end of such month, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and minimum level of holdings, if any, will be determined from time to time by a majority of the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the
        Distribution Plan or any agreements related to the Distribution Plan (the "Rule 12b-1 Trustees"). The services to be provided by the Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Trust and the Fund, assisting in establishing and maintaining shareholder accounts and processing purchase and redemption transactions, making the Trust's investment plans and shareholder services options available and providing such other information and services as the Distributor or the Trust may reasonably request from time to time.

        Pursuant to the Distribution Plan, the Distributor, in addition to being reimbursed by the Fund for any payments to Recipients, also will be entitled to reimbursement monthly (up to the maximum of 0.25% per annum of the average net assets of the Fund) for the Distributor's other expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of certain reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to Recipients who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to these Recipients by the Distributor (which will be determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.25% (on an annual basis) of the Fund's average net assets owned by those Recipients or by clients of those Recipients.

        For the period from January 3, 1997 to March 31, 1997, and pursuant to the Distribution Plan, the total reimbursement payments paid or payable by the Fund to the Distributor amounted to $4,432, which constituted 0.25 of 1% of the Fund's average daily net assets during this period. Of these payments by the Fund to the Distributor under the Distribution Plan, $0 was paid as compensation by the Distributor to Recipients pursuant to agreements related to the Distribution Plan, and $4,432 was spent on the printing of sales literature,  travel, entertainment,  due  diligence,  and other promotional expenses; none of these payments was spent on advertising and marketing, the printing and mailing of prospectuses for persons other than current shareholders of the Fund, or as compensation to wholesalers of the Distributor in respect of sales of shares of the Fund. In addition, for the period from January 3, 1997 to March 31, 1997, the Advisor, pursuant to agreements related to the Distribution Plan, also made payments from its own resources to Recipients aggregating $0. In the event that the Distributor is not fully reimbursed for payments or expenses incurred by the Distributor, these unreimbursed expenses under the Distribution Plan will not be carried forward beyond December 31 of the year in which these expenses were incurred. As of March 31, 1997, an aggregate of $1,582 of distribution expenses, or 0.02% of the average daily net assets of the Fund's shares (annualized), was not reimbursed or recovered by the Distributor through the receipt of reimbursement payments under the Distribution Plan.

        On June 23, 1997, the Trustees, including a majority of the Rule 12b-1 Trustees, approved certain non-material revisions to the Distribution Plan. These revisions clarify that the sum of the payments made by the Trust to the Distributor pursuant to the Distribution Plan during any twelve (12) month period ended December 31 cannot exceed the Distributor's actual distribution expenses incurred during that same twelve
        (12) month period.

        The Distributor is required to report in writing to the Trustees of the Trust at least quarterly on the monies reimbursed to the Distributor under the Distribution Plan, as well as to furnish the Trustees with such other information as may reasonably be requested in connection with the payments made under the Distribution Plan in order to enable the Trustees to make an informed determination as to whether the Distribution Plan should be continued.

        The Trustees of the Trust have determined that a consistent cash flow resulting from the sale of new shares of the Fund is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities of the Fund.

        The Trustees, therefore, felt that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares. The Trustees, including the Rule 12b-1 Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

        The Distribution Plan has been approved by the Trustees of the Trust, including all of the Rule 12b-1 Trustees, and by the
        Fund's initial shareholder. The Distribution Plan must be renewed annually by the Trustees of the Trust, including by a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. The Distribution Plan and any distribution or service agreement may be terminated at any time, without any penalty, by the Trustees or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. The Distributor or any Recipient also may terminate their respective distribution or service agreement at any time upon written notice.

        The Distribution Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund's outstanding shares, and all material amendments to the Distribution Plan or any distribution or service agreement shall be approved by the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

        PRINCIPAL HOLDERS OF SECURITIES

        As of July 8, 1997, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the
        Fund:


                  Name and Address       Number of Shares    % Ownership
                  Stocktontrust            660,489.602          26.2%1/
                  Nominee Partnership
                  c/o Stockton Trust,
                  Inc.
                  3001 E. Camelback
                  Phoenix, AZ 85016
                  First Trust Corp.        159,090.149           6.3%1/
                  P.O Box 173736
                  Denver, CO 80217
                  RSBCO                      129,349.501          5.1%1/
                  Trust Company of
                  Louisiana
                  P.O. Drawer 1410
                  Ruston, LA 71273

        ___________________

        1/   Record owner only.

        DETERMINATION OF NET ASSET VALUE

        The net asset value of the Fund's shares is determined each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York (the "New York Fed") are open for business at 3:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1997: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.

        PERFORMANCE INFORMATION

        From time to time, the Fund may include its total return in advertisements or reports to shareholders or prospective shareholders. Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return on a hypothetical investment in the Fund over a period of at least one, five, and ten years (up to the life of the Fund) (the ending date of the period will be stated). Total return of the Fund is calculated from two factors: the amount of dividends earned by the Fund share and by the increase or decrease in value of the Fund's share price. See "Calculation of Return Quotations."

        Performance information for the Fund contained in reports to shareholders or prospective shareholders, advertisements, and other promotional literature may be compared to the record of various unmanaged indexes. Performance information for the Fund may be compared to its current benchmark, the MLHY Index and to various other unmanaged indexes, including, but not limited to, the Shearson Lehman Government (LT) Index. Unmanaged indexes may assume reinvestment of dividends, but generally do not reflect payments of brokerage commissions or deductions for operating costs and other expenses of investing, as do the total return calculations for the Fund. In addition, the Fund's total return may be compared to the performance of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper Analytical Services, Inc. ("Lipper"), and CDA Investment Technologies, Inc., among others. When Lipper's tracking results are used, the Fund will be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. Accordingly, the Lipper ranking and comparison, which may be used by the Trust in performance reports for the Fund will include those for high yield funds. Since the assets in all mutual funds are always changing, the Fund may be ranked within one Lipper asset-size class at one time and in another Lipper asset-size class at some other time. Footnotes in advertisements and other marketing literature will include the time period and Lipper asset-size class, as applicable, for the ranking in question. Performance figures are based on historical results and are not intended to indicate future performance.

        CALCULATION OF RETURN QUOTATIONS

        For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to other relevant market indexes in advertisements or in reports to shareholders, performance for the Fund may be stated in terms of total return. Under the rules of the Securities and

        Exchange    Commission   ("SEC   Rules"),   funds   advertising
        performance  must   include  total  return  quotes   calculated
        according to the following formula:


                       P(1+T)n=ERV

        Where: P =    a hypothetical initial payment of $1,000;

             T =     average annual total return;

             n =     number of years (1, 5, or 10); and

             ERV =   ending   redeemable   value   of  a
                     hypothetical  $1,000  payment, made
                     at the beginning of the 1, 5, or 10
                     year periods, at  the end of the 1,
                     5,   or   10   year   periods   (or
                     fractional portion thereof).

        Under  the  foregoing   formula,  the  time  periods  used   in
        advertising will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the advertising for publication, and will cover 1, 5, and 10 year periods or a shorter period dating from the respective commencement of operations of the Fund. In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the Trust's Prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5, and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

        From time to time, the Fund also may include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the performance of the Fund with other measures of investment return. For example, in comparing the total return of the Fund with data published by Lipper Analytical Services, Inc., with the performance of the MLHY Index or the Shearson Lehman Government (LT) Index, or with the performance of another unmanaged index, the Fund calculates its aggregate total return for the specified periods of time by assuming the investment of $10,000 in Fund shares and assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under SEC Rules.

        For the period from January 3, 1997, when the Fund commenced operations (see "Portfolio Transactions and Brokerage"), to June 30, 1997, the average annual compounded rate of return, on an annualized basis of the Fund, assuming the reinvestment of all dividends and distributions, was approximately 7.19%.

        INFORMATION ON COMPUTATION OF YIELD

        In addition to the total return quotations discussed above, the Fund also may advertise its yield based on a thirty-day (or one month) period ended on the date of the most recent balance sheet included in the Trust's Registration Statement, computed by dividing the net investment income per share of the Fund earned during the period by the maximum offering price per Fund share on the last day of the period, according to the following formula:

                                YIELD =  2[(  a-b  +1)6-1]
                                              cd

             Where:  a =        dividends and  interest earned  during
                                the period;

                     b =        expenses  accrued  for  the  period
                                (net of reimbursements);

                     c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

                     d =        the  maximum  offering   price  per
                                share  on  the  last  day  of   the
                                period.

        Under this formula, interest earned on debt obligations for purposes of "a" above, is calculated by (i) computing the yield to maturity of each obligation held by the Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (ii) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation that is in the Fund's portfolio (assuming a month of thirty days), and (iii) computing the total of the interest earned on all debt obligations and all dividends accrued on all equity securities during the thirty-day or one month period. In computing dividends accrued, dividend income is recognized by accruing 1/360 of the stated dividend rate of a security each day that the security is in the Fund's portfolio. Undeclared earned income, computed in accordance with generally accepted accounting principles, may be subtracted from the maximum offering price calculation required pursuant to "d" above.

        The Fund from time to time may also advertise its yield based on a thirty-day period ending on a date other than the most recent balance sheet included in the Trust's Registration Statement, computed in accordance with the yield formula described above, as adjusted to conform with the differing period for which the yield computation is based.

        Any quotation of performance stated in terms of yield (whether based on a thirty-day or one month period) will be given no greater prominence than the information prescribed under SEC Rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost of such shares.

        The Fund's yield, as of March 31, 1997, based on a thirty-day base period, was approximately 8.18%.

        DIVIDENDS, DISTRIBUTIONS, AND TAXES

        Dividends and Distributions. As discussed in the Fund's Prospectus, the Fund intends (i) to declare dividends of ordinary income for shares of the Fund on a daily basis, and to distribute such dividends to shareholders of the Fund on a monthly basis, and (ii) to distribute annually any long-term capital gains to the shareholders of the Fund. The Trustees, however, may declare a special distribution for the Fund if the Trustees believe that such a distribution would be in the best interest of the Fund's shareholders. All such distributions of the Fund normally automatically will be invested without charge in additional shares of the Fund.

        Regulated Investment Company Status. The Fund intends to qualify as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these
        distributions   in   cash  or   in   additional   shares.

        Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such, regardless of how long the shareholder has owned the shares. Fund shareholders will be notified annually by the Fund as to the Federal tax status of all distributions made by the Fund. Distributions may be subject to state and local taxes.

        The Fund will seek to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must
        distribute  at  least  98%  of  its  income.    One  of several
        requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

        In addition, under the Code, the Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). These requirements may also restrict the extent of the Fund's activities in option and other portfolio transactions. Specifically, the 30% Test will limit the extent to which the Fund may: (i) sell securities held for less than three months; (ii) write options which expire in less than three months; and (iii) effect closing transactions with respect to call or put options that have been written or purchased within the preceding three months. Finally, as discussed below, this 30% Test requirement also may limit investments by the Fund in futures contracts and options on securities indexes, securities, and futures contracts.

        The Fund expects to have greater difficulty than other mutual funds in satisfying the 30% Test because of frequent redemptions and exchanges of shares that are expected to occur as investors in the Fund seek to take advantage of anticipated changes in market conditions as a part of their market-timing investment strategies. To minimize the risk that it will not satisfy the 30% Test because of such frequent redemptions and exchanges of shares, the Fund will seek to meet its obligations in connection with redemptions and exchanges without the realization of gains on the sales of securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies). In this regard, the Fund will seek (consistent with the Fund's investment strategies) to use available cash, proceeds of borrowing facilities, proceeds of the sale of stock or securities, options, futures or forward contracts, options on futures contracts, or foreign currencies (or options, futures contracts, or forward contracts on such foreign currencies) that have been held for three months or more, and the proceeds of the sale of such assets that produce either no gain or the smallest amount of such gain.

        Section 851(h)(3) of the Code provides a special rule for series mutual funds with respect to the 30% Test. Pursuant to
        Section 851(h)(3), a RIC that is part of a series fund will not fail the 30% Test as a result of sales made within five days of "abnormal redemptions" if: (i) the sum of the percentages for abnormal redemptions exceeds 30%; and (ii) the RIC of which such fund is a part would meet the 30% Test if all the funds of the investment company were treated as a single corporation. Abnormal redemptions are defined as redemptions which occur on any day when net redemptions exceed one percent of net asset value. If abnormal redemptions require the Fund to sell securities with a holding period of less than three months, the Fund intends to make those sales within five days of such redemptions so as to qualify for the exclusion afforded by Section 851(h)(3) of the Code if it is possible to do so. Despite the Fund's objective to satisfy the requirements of Section 851 of the Code, there can be no assurance that the Fund's efforts to achieve that objective will be successful.

        If the Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

        In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders. This treatment would also apply to any portion of the distributions that might have been treated in the shareholder's hands as long-term capital gains, as discussed below, had the Fund qualified as a RIC.

        If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

        If the Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

        When the Fund is required to sell securities to meet significant redemptions or exchanges, the Fund may enter into futures contracts as a hedge against price changes in the securities to be sold. Gains realized by the Fund upon closing out the Fund's position in these contracts are subject to the 30% Test. Ordinarily, these gains could not be offset by declines in the value of the hedged securities for purposes of the 30% Test. Section 851(g)(1) of the Code, however, provides that, in the case of a "designated hedge," for purposes of the 30% Test, increases and decreases in value (during the period of the hedge) of positions which are part of the hedge are to be netted. Section 851(g)(2) of the Code provides that a "designated hedge" exists when: (i) the taxpayer's risk of loss with respect to any position in property is reduced by reason of a contractual obligation to sell substantially identical property; and (ii) the taxpayer clearly identifies the positions which are part of the hedge in the manner prescribed in the IRS regulations.

        IRS regulations have not yet been issued specifying how this identification requirement can be satisfied. The legislative history with respect to Section 851(g) states that, prior to issuance of regulations, the identification requirement is satisfied either by: (i) placing the positions that are part of the hedge in a separate account that is maintained by a broker, futures commission merchant ("FCM"), custodian, or similar person, and that is designated as a hedging account, provided that such person maintaining such account makes notations identifying the hedged and hedging positions and the date on which the hedge is established; or (ii) the designation by such a broker, FCM, custodian, or similar person of such positions as a hedge for purposes of these provisions, provided that the RIC is provided with a written confirmation stating the date that the hedge is established and identifying the hedged and hedging positions.

        When the Fund enters into futures contracts to hedge against price changes of securities to be sold, the Fund may identify such securities and contracts as a hedge so as to qualify under Section 851(g)(1) of the Code. There can be no assurances, however, that the Fund (or the Fund's agents) will be able to comply with the identification requirements that may be contained in future IRS regulations. Moreover, the netting rule of Section 851(g)(1) is available only if the securities to be sold and the property subject to the futures contracts constitute "substantially identical" property. The Fund generally intends to sell pro rata the securities being hedged, but it is unclear whether the securities and the futures contracts would constitute "substantially identical" property.

        Transactions By the Fund. If a call option written by the Fund expires, the amount of the premium received by the Fund for the option will be short-term or long-term capital gain to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract. If such an option is closed by the Fund, any gain or loss realized by the Fund as a result of the closing purchase transaction will be short-term or long-term capital gain or loss depending on the Fund's holding period for the underlying security or underlying futures contract. If the holder of a call option exercises the holder's right under the option, any gain or loss realized by the Fund upon the sale of the underlying security or underlying futures contract pursuant to such exercise will be short-term or long-term capital gain or loss to the Fund depending on the Fund's holding period for the underlying security or underlying futures contract.

        With respect to call options purchased by the Fund, the Fund will realize short-term or long-term capital gain or loss if such option is sold and will realize short-term or long-term capital loss if the option is allowed to expire depending on the Fund's holding period for the call option. If such a call option is exercised, the amount paid by the Fund for the option will be added to the basis of the securities or futures contract so acquired.

        The Fund in its operations also may utilize options on securities indexes. Options on "broad based" securities indexes are classified as "nonequity options" under the Code. Gains and losses resulting from the expiration, exercise, or closing of such nonequity options, as well as gains and losses resulting from futures contract transactions, will be treated as long-term capital gain or loss to the extent of 60% thereof and short-term capital gain or loss to the extent of 40% thereof (hereinafter, "blended gain or loss"). In addition, any nonequity option and futures contract held by the Fund on the last day of a fiscal year will be treated as sold for market value on that date, and gain or loss recognized as a result of such deemed sale will be blended gain or loss.

        The trading strategies of the Fund involving nonequity options on securities indexes may constitute "straddle" transactions. "Straddles" may affect the taxation of such instruments and may cause the postponement of recognition of losses incurred in certain closing transactions. The Fund will also have available to it a number of elections under the Code concerning the treatment of option transactions for tax purposes. The Fund will utilize the tax treatment that, in the Fund's judgment, will be most favorable to a majority of investors in the Fund. Taxation of these transactions will vary according to the elections made by the Fund. These tax considerations may have an impact on investment decisions made by the Fund.

        The Fund's transactions in options, under some circumstances, could preclude the Fund's qualifying for the special tax treatment available to investment companies meeting the requirements of Subchapter M of the Code. However, it is the intention of the Fund's portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

        Back-Up Withholding. The Fund is required to withhold and remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

        Other Issues. The Fund may be subject to tax or taxes in certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

        Shareholders  are  urged to  consult  their  own  tax  advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

        AUDITORS AND CUSTODIAN

        Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and the Fund. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and the Fund.

        FINANCIAL STATEMENTS

        The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31. The Financial Statements (audited) of the Fund, for the period from January 3, 1997 (the date the Fund commenced operations) to March 31, 1997, are included in the Trust's 1997 Annual Report to Shareholders, which was filed on Form N-30D with the Securities and Exchange Commission via EDGAR transmission on June 3, 1997. A copy of these Financial Statements is included immediately below after Appendix A to this Statement of Additional Information. Copies of the Trust's Annual Report also may be obtained without charge by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or telephoning the Trust at 800-820-0888 or 301-468-8520. Unaudited financial statements for the Fund, for the period from April 1, 1997 to June 30, 1997, also are included herein.

                                  APPENDIX A

                           COMMERCIAL PAPER RATINGS

        Moody's Investors Service, Inc.

             Commercial paper rated "Prime" by Moody's Investors Service, Inc. ("Moody's"), is based upon Moody's evaluation of many factors including: (1) the management of the issuer; (2) the issuer's industry or industries and the speculative-type risks which may be inherent in certain areas; (3) the issuer's products in relation to competition and customer acceptance;
        (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issue; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative differences in these factors determine whether the issuer's commercial paper is rated "Prime-1," "Prime-2," or "Prime-3" by Moody's.

             "Prime-1" indicates a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
        (1) leading  market positions  in well-established  industries;
        (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well-established access to a range of financial markets and assured sources of alternative liquidity.

             "Prime-2" indicates a strong capacity for repayment of short-term promissory obligations. This repayment capacity normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

        Standard & Poor's Rating Group

             Commercial paper rated by Standard & Poor's Rating Group ("S&P") has the following characteristics: (1) liquidity ratios adequate to meet cash requirements; (2) long-term senior debt is rated "A" or better; (3) the issuer has access to at least two additional channels of borrowing; (4) basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; (5) typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and (6) the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated "A-1," "A-2," or "A-3."

             A-1 -- This designation rating indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

             A-2 -- The capacity for timely payment on issues with this designation rating is strong; however, the relative degree of safety is not as high as for issues designated "A-1."

        Fitch Investors Service, Inc.

             Commercial paper rated by Fitch Investors Service, Inc. ("Fitch"), reflects Fitch's current appraisal of the degree of assurance of timely payment of such debt. An appraisal results in the rating of an issuer's paper as "F-1," "F-2," "F-3," or "F-4."

             F-1  --  This  designation  rating  indicates  that   the
        commercial paper is regarded as having the strongest degree of assurance for timely payment.

             F-2 -- Commercial paper issues assigned this designation rating reflect an assurance of timely payment only slightly less in degree than those issues rated "F-1."

        Duff and Phelps Credit Rating Co.

             Short-term ratings by Duff & Phelps Credit Rating Co. ("Duff") are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

             An emphasis of Duff's short-term ratings is placed on "liquidity," which is defined as not only cash from operations, but also access to alternative sources of funds including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

             The distinguishing feature of Duff's short-term ratings is the refinement of the traditional "1" category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff has incorporated gradations of "1+" (one plus) and "1-" (one minus) to assist investors in recognizing those differences.

             Duff 1+ -- This designation rating indicates the highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

             Duff 1 -- This designation rating indicates a very high certainty of timely payment. Liquidity factors are excellent
        and supported  by good  fundamental protection  factors.   Risk
        factors are minor.

             Duff 1- -- This designation rating indicates a high certainty of timely payment. Liquidity factors are strong and
        supported  by  good  fundamental  protection  factors.     Risk
        factors are very small.

             Good Grade

             Duff 2 -- This designation rating indicates a good certainty of timely payment. Liquidity factors and company fundamental are sound. Although ongoing funding needs may enlarge total financing requirements, access capital markets is good. Risk factors are small.

        IBCA, Inc.

             In  addition  to   conducting  a  careful  review  of  an
        institution's reports and published figures, IBCA's analysts regularly visit the companies for discussions with senior management. These meetings are fundamental to the preparation of individual reports and ratings. To keep abreast of any changes that may affect assessments, analysts maintain contact throughout the year with the management of the companies that the analysts cover.

             IBCA's analysts speak the languages of the countries that the analysts cover, which is essential to maximize the value of their meetings with management and to analyze properly a company's written materials. IBCA's analysts also have a thorough knowledge of the laws and accounting practices that govern the operations and reporting of companies within the various countries.

             Often, in order to ensure a full understanding of their position, companies entrust IBCA with confidential data. While these data cannot be disclosed in reports, these data are taken into account by IBCA when assigning IBCA's ratings. Before dispatch to subscribers, a draft of the report is submitted to each company to permit the correction of any factual errors and to enable the clarification of issues raised.

             IBCA's Rating Committees meet at regular intervals to review all ratings and to ensure that individual ratings are assigned consistently for institutions in all the countries covered. Following these committee meetings, IBCA ratings are issued directly to subscribers. At the same time, the company is informed of the ratings as a matter of courtesy, but not for discussion.

             A1+ -- This designation rating indicates obligations supported by the highest capacity for timely repayment.

             A1 -- This designation rating indicates obligations supported by a very strong capacity for timely repayment.

             A2 -- This designation rating indicates obligations supported by a strong capacity for timely repayment, although
        such  capacity  may  be  susceptible  to  adverse  changes   in
        business, economic, or financial conditions.

                         Audited Financial Statements
                                     for
                   The Rydex High Yield Fund, a series of
                             Rydex Series Trust,
                     for the Period from January 3, 1997
                              to March 31, 1997,
                           Including the Report of

                            Deloitte & Touche LLP,
                           Independent Auditors for
                              Rydex Series Trust

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                            ANNUAL REPORT, MARCH 31, 1997
                                                 RYDEX SERIES TRUST
                                         6116 Executive Boulevard, Suite 400
                                                 Rockville, MD 20852
                 LOGO                      (301) 468-8520  (800) 820-0888

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  It is a pleasure to report that the Rydex Series Trust enjoyed another successful year by providing our shareholders with consistently managed funds. Each Fund performed well within the parameters of their objectives during this period of market volatility. In addition, the total assets under management increased from $693 million as of June 30, 1996 to $1.28 billion at the end of March 1997, an increase of nearly 85%.

  This Annual Report covers the previous nine months as a result of a decision to change the Rydex Series Trust's fiscal year end from June 30 to March 31. In the following paragraphs, we will describe the U.S. economic environment over the past nine months. In the final section (Fund Strategy and Performance), we will focus more closely on each Rydex Fund's performance in relation to its benchmark.

FISCAL YEAR IN REVIEW

  Fear of the mere possibility of inflation dominated the U.S. financial markets during the fiscal year ending March 31, 1997. A benign economy with virtually no inflation in sight was no match for the economic apparitions that swayed the equity and debt markets over the reporting period.


  The Consumer Price Index (see
adjacent chart), which is a common
measure of inflation, illustrates that
in general, prices have remained
relatively subdued over the past six
years. Currently inflation is running
at a restrained 2.8%. Improved
productivity, fueled by high
technology and competitive global
markets, has allowed the United States
to aim for faster growth without
triggering serious inflation. In
addition, the absence of any oil or
food shocks, federal budget
constraints, and falling trade
barriers are all factors that have
contributed to an economic environment
of steady growth and low inflation.

                                                                            LOGO

                                          Source: Bloomberg Financial Markets

  In the third and fourth quarter of 1996, economic data revealed moderate growth, low inflation, and a strong dollar, with a recession nowhere in sight. The U.S. Government reported that the federal budget deficit for the fiscal year ending September 1996, was the lowest since 1981, while the U.S. jobless rate was half that of industrialized Europe. Despite Federal Reserve Chairman Alan Greenspan's ominous comments to Congress regarding a stock market that may be overcome by "irrational exuberance", the equity markets reached new highs during the last half of 1996.

  In February of 1997, Chairman Greenspan once again provided congressional testimony that caused uneasiness in the world's financial markets. His remarks indicated that even though U.S. economic prospects "in general are quite favorable" and that Fed officials expect inflation to remain subdued, the Fed may take preemptive action against an increased risk of inflation by raising interest rates. Such a move, he warned, could have an adverse impact on corporate profits, and thus on stock prices, which may have been supported by a wave of "excessive optimism." In reaction to his comments, the financial markets fluctuated wildly.

  On March 13, 1997, the U.S. Government reported robust retail sales figures that were interpreted as a harbinger of future inflation due to a more heated economy. This report sent stock and bond prices lower. A week later, on March 20, 1997, Chairman Greenspan reported that the "evidence is quite clear that the current low level of inflation, given the relative tightness of the economy, is close to unprecedented." He added, "the state of inflation at this particular stage is clearly under control." These comments were seemingly nullified on March 24, 1997, when the Federal Reserve Open Market Committee, led by the enigmatic Greenspan, met and decided to tighten money market conditions slightly by raising the fed funds target by 1/4 percentage point.

  The tightening was viewed by the Fed as a prudent step that would provide greater assurance of maintaining the current economic expansion by sustaining the existing low inflation environment. It is the Federal Reserve Board's conviction that low inflation is essential to realizing the economy's greatest growth potential.

  Concerns of further interest rate hikes and future lackluster earnings reports caused several more sell offs. The first quarter of 1997 ended with the last two trading days on the Dow Jones suffering the worst losses since the crash of 1987. The S&P 500, the NASDAQ 100, and the XAU Index also endured big declines, while the yield of the 30-year Treasury bond continued it's upward trend by closing the quarter at 7.1%.

  Has the bull market finally come to an end or is this just a large correction and buying opportunity? Are further rate hikes in store and could this be the end of a six-year economic expansion? Will this market volatility continue? These are some of the questions that market participants will be pondering in the months to come.

Fund Strategy and Performance

The Nova Fund

Benchmark: 150% of the performance of the S & P 500 Composite Stock Price Index
Inception: July 12, 1993

  To achieve its objective, Nova invested primarily in S & P 500 futures contracts and call options on S & P 500 futures contracts. Nova was able to outperform the S & P 500 Index and perform consistent with its benchmark by using its call options and futures contracts to maintain 150% exposure to the market. The S&P 500 index was up 12.90% for the period ending March 31, 1997. Three quarters of that rise was due to 100 of the largest companies in the index. As the market dropped precipitously in the first quarter of 1997, the large caps once again led the way with concerns that first quarter earnings might come up short.



                                      LOGO

--------------------------------------------------------------------------------

                                        Total Return
                                        ------------
                         Fiscal Year ended Since Inception (7-12-93)
                              3-31-97             to 3-31-97
--------------------------------------------------------------------
  Nova Fund                   15.69%                98.86%
  Standard & Poor's 500
   Stock Index                12.90%                68.63%
--------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Ursa Fund

Benchmark: Inverse (opposite) of the S & P 500 Composite Stock Price Index
Inception: January 7, 1994

  To achieve its objective, Ursa sold S & P 500 futures contracts and purchased put options on S & P 500 futures contracts. The Ursa Fund posted a -6.74% total return for the period as a result of its short position in the S & P 500 Index. This compared to a 12.90% return for the S & P 500. Ursa out-performed its benchmark since it is able to earn interest on cash balances which it is required to keep in order to cover its short positions.



                                      LOGO

--------------------------------------------------------------------------------

                                                    Total Return
                                                    ------------
                                     Fiscal Year ended Since Inception (1-7-94)
                                          3-31-97             to 3-31-97
-------------------------------------------------------------------------------
  Ursa Fund                               -6.74%               -27.46%
  Standard & Poor's 500 Stock Index       12.90%                61.12%
-------------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex OTC Fund

Benchmark: NASDAQ 100 Index (NDX)
Inception: February 14, 1994

  Over-the-counter securities continued to perform well during the latest fiscal year. The NASDAQ Composite Index, which represents the universe of all OTC securities, was up 3.10% during the period. Although the technology laden NASDAQ has declined in recent months, it still remains ahead of the Dow and the S&P 500 when measured over the last ten years. The Fund performed in step with the NASDAQ 100 by closely matching its investments to that of the index. Generally, the Fund owned approximately eighty stocks representing roughly 95% of the capitalization of the index.



                                     LOGO

-------------------------------------------------------------------------------

                                         Total Return
                                         ------------
                          Fiscal Year ended Since Inception (2-14-94)
                               3-31-97             to 3-31-97
---------------------------------------------------------------------
  OTC Fund                     18.58%                95.69%
  NASDAQ 100 Index             17.68%                96.75%
  NASDAQ Composite Index        3.10%                55.54%
---------------------------------------------------------------------

Past performance is no guarantee of future results. The NASDAQ Composite Index and the NASDAQ 100 Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex Precious Metals Fund

Benchmark: Philadelphia Stock Exchange Gold/Silver Index (XAU)
Inception: December 1, 1993

  Gold prices fell to as low as $340 per ounce in recent weeks, down from a high of $415 in early 1996. Recent negative factors include low inflation, a strong dollar and fears of more gold sales by European Central Banks. The XAU Index, which is comprised of mainly North American gold and silver mining and production companies, had a distressed year. From June 28, 1996 to March 31, 1997, the XAU fell from 123.76 to 104.12 or 15.87%. The Rydex Precious Metals Fund mimicked the performance of the XAU Index during the period due to a similar weighting of stocks held by the fund as in the index.


                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                      Fiscal Year  Since Inception (12-1-93)
                                     ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  Precious Metals Fund                  -15.58%             -22.95%
  Philadelphia Stock Exchange
   Gold/Silver Index                    -15.87%             -13.85%
  Standard & Poor's 500 Stock Index      12.90%              63.92%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Index and the PSE Gold/Silver Index are unmanaged stock indexes and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex U. S. Government Bond Fund

Benchmark: 120% of the price movement of current Long Treasury Bond
Inception: January 3, 1994

  The yield on the 30-year Treasury Bond for the nine months ending March 31, 1997 rose from 6.9% to 7.1% causing bond prices to fall. As a result of the Fund's investment in the 30-year Bond, the Fund ended the period with a total return of -.35%. In addition to purchasing Treasuries, the Fund purchased call options on Treasury Bond futures to increase its exposure to 120% of the price movement of the Treasury Bond.

                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year  Since Inception (1-3-94)
                                      ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  U.S. Government Bond Fund              -0.35%              -2.09%
  Price movement of 30 year Treasury
   Bond                                  -4.49%             -13.78%
  Lehman Brothers Long T-Bond Index       2.88%              17.76%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price.

The Juno Fund

Benchmark: Inverse (opposite) of the price movement of current Long Treasury
Bond
Inception: March 3, 1995

  To achieve its objective, Juno attempts to approximate a 100% short position in the Long Treasury Bond. During the fiscal year, the Fund sold Treasury Bond Futures and bought puts on the Treasury Bond Futures traded on the Chicago Board of Trade. Generally, the Treasury Bond Futures will have a high correlation to the 30-year Treasury Bond. For the fiscal year, the price movement on the 30-year Treasury Bond was down 4.49%, while Juno was up 2.81%. Juno's under-performance was due to the fact that the bond futures did not decline as much as the cash bond during the period.


                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year   Since Inception (3-3-95)
                                       ended 3-31-97        to 3-31-97
-----------------------------------------------------------------------------
  The Juno Fund                            2.81%              -2.64%
  Price movement of 30 year Treasury
   Bond                                   -4.49%               1.27%
  Lehman Brothers Long T-Bond Index        2.88%              20.07%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The High Yield Fund

Benchmark: Merrill Lynch High Yield Master Index
Inception: January 3, 1997

  To achieve its objective, the fund attempts to provide investment returns that correspond to the Merrill Lynch High Yield Master Index. The fund invested primarily in below investment grade corporate bonds, commonly known as "junk bonds." Despite a rise in interest rates, the high yield market remains strong as evidenced by default rates that have declined to only 1.5% in 1996. Since the inception of the Fund, the slight decline in high yield bond prices has been offset by the higher coupon interest paid by the issuers of the debt.

                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                   Fiscal Year ended Since Inception (1-3-97)
                                        3-31-97             to 3-31-97
-----------------------------------------------------------------------------
  High Yield Fund                       -0.03%                -0.03%
  Merrill Lynch High Yield Master
   Index                                 1.22%                 1.22%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Merrill Lynch High Yield Master Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

THE RYDEX U. S. GOVERNMENT MONEY MARKET FUND

  The objective of the Rydex U. S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. To meet its objective, the Fund invested in U. S. Government money market instruments, keeping the Fund's average maturity to a minimum. The low average maturity allowed the Fund to accommodate high turnover while participating in increases in short term interest rates. For the fiscal year, the U. S. Government Money Market Fund posted an average annual total return of 4.39%.

  During the fiscal year ended March 31, 1997, shareholders redeemed $3,597,262,046 from the Nova Fund. A portion of those proceeds received by shareholders represent capital gain distributions in the amount of $10,923,030. In addition, on December 4, 1996, the Nova and OTC Funds paid long-term capital gain distributions of $6,012,731 and $57,883 respectively, to shareholders of record on December 3, 1996. Finally, of the distributions paid by the U.S. Government Bond Fund during the months of January, February, and March 1997, $34,993 represent long-term capital gain distributions. This notification is to meet certain IRS requirements.

IN SUMMARY

  Fiscal Year 1997 provided an eventful and at times volatile market environment for our shareholders. We are pleased with each Fund's performance in light of this market volatility. In the upcoming years, Rydex will seek to develop and implement more innovative products catering to the needs of professional money managers and their clients. As always, if you need information about our Funds or have questions, call us at (800) 820-0888 or
(301) 468-8520.

Sincerely,
LOGO
Albert P. (Skip) Viragh
Chairman of the Board

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 61.5%
Call Options on:
 S&P 500 Index Expiring May 1997 at 300                     2,000 $ 91,482,000
 S&P 500 Index Expiring June 1997 at 300                    1,000   45,754,000
 S&P 500 Index Expiring July 1997 at 300                    1,145   52,418,100
 S&P 500 Index Expiring July 1997 at 300                    1,000   45,786,000
 S&P 500 Futures Contracts Expiring June 1997 at 600          434   34,405,350
                                                                  ------------
  Total Call Options (Cost $286,782,349)                           269,845,450
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 37.4%
U.S. Treasury Bill 4.975% 4/03/97                     $50,000,000   49,986,181
U.S. Treasury Bill 4.98% 4/17/97                       15,000,000   14,966,800
U.S. Treasury Bill 5.22% 5/08/97                       50,000,000   49,731,750
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $164,063,620)              164,063,620
                                                                  ------------
REPURCHASE AGREEMENT 1.1%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                    4,900,000    4,900,000
                                                                  ------------
  Total Investments 100% (Cost $455,745,969)                      $438,809,070
                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                        Unrealized Loss
                                              Contracts        (Note 1)
                                              --------- ---------------
FUTURES CONTRACTS PURCHASED
S&P 500 Futures Contracts Expiring June 1997
  (Underlying Face Amount at Market Value
 $23,498,000)                                      62    $   (381,814)
                                                         ============
                                                                 Market
                                                                  Value
                                                               (Note 1)
                                                        ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P Index Expiring May 1997 at 315             2,000      88,506,000
 S&P Index Expiring June 1997 at 315            1,000      44,270,000
 S&P Index Expiring July 1997 at 315            1,000      44,318,000
                                                         ------------
  Total Call Options (Proceeds $184,676,444)             $177,094,000
                                                         ============



See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 66.0%
Put Options on:
 S&P 500 Futures Contract Expiring June 1997 at 1000          100 $ 12,100,000
 S&P 500 Futures Contract Expiring June 1997 at 1200           50   11,050,000
                                                                  ------------
  Total Put Options (Cost $19,176,366)                              23,150,000
                                                                  ------------
Call Options on:
 S&P 500 Index Expiring April 1997 at 300                    8000  365,792,000
 S&P 500 Index Expiring May 1997 at 300                      2000   91,482,000
 S&P 500 Index Expiring June 1997 at 300                     7000  320,338,000
 S&P 500 Index Expiring July 1997 at 300                     3000  137,358,000
                                                                  ------------
  Total Call Options (Cost $930,533,500)                           914,970,000
                                                                  ------------
   Total Options Purchased (Cost $949,709,866)                     938,120,000
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Bill 5.225% 4/17/97                     $40,000,000   39,907,111
U.S. Treasury Bill 5.315% 4/17/97                      40,000,000   39,905,511
U.S. Treasury Bill 5.275% 4/17/97                      25,000,000   24,941,389
U.S. Treasury Bill 4.99% 5/08/97                        3,000,000    2,984,614
U.S. Treasury Bill 4.965% 5/22/97                      50,000,000   49,648,312
U.S. Treasury Bill 5.01% 5/29/97                      100,000,000   99,192,833
U.S. Treasury Bill 5.19% 6/12/97                       75,000,000   74,221,500
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $380,180,159)             $380,180,159
                                                                  ------------


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                Face Amount
                                               ------------
REPURCHASE AGREEMENT 7.2%
Repurchase Agreement Collateralized by U.S.
 Treasury Obligations--6.25% 4/01/97 (Note 3)  $102,900,000 $  102,900,000
                                                            --------------
  Total Investments 100% (Cost $1,432,790,025)              $1,421,200,159
                                                            ==============

---------------------------------------------------------------------------

                                                            Unrealized Gain
                                                  Contracts        (Note 1)
                                                  --------- ---------------
FUTURES CONTRACTS SOLD
S&P 500 Futures Contract Expiring June 1997
 (Underlying Face Amount at Market Value
 $516,198,000)                                         1362 $   24,429,462
                                                            ==============
                                                                     Market
                                                                      Value
                                                  Contracts        (Note 1)
                                                  --------- ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P 500 Index Expiring April 1997 at 320             8,000 $  349,848,000
 S&P 500 Index Expiring May 1997 at 315               2,000     88,506,000
 S&P 500 Index Expiring June 1997 at 315              7,000    309,978,000
 S&P 500 Index Expiring July 1997 at 315              3,000    132,954,000
                                                            --------------
  Total Call Options Written (Proceeds
   $897,128,294)                                            $  881,286,000
                                                            ==============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                          U.S. GOVERNMENT MONEY MARKET

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                      Face Amount     (Note 1)
                                                      ----------- ------------
FEDERAL AGENCY DISCOUNT NOTES 76.1%
Federal Farm Credit Administration 5.22% 4/08/97      $ 5,000,000 $  4,994,925
Federal Farm Credit Administration 5.24% 4/15/97       10,000,000    9,979,622
Federal Farm Credit Administration 5.24% 4/18/97        7,000,000    6,982,679
Federal Farm Credit Administration 5.21% 4/24/97       10,000,000    9,966,714
Federal Farm Credit Administration 5.57% 5/21/97
 Floating Rate                                         10,000,000    9,999,224
Federal Farm Credit Administration 5.25% 5/30/97       10,000,000    9,913,958
Federal Home Loan Mortgage Corp. 6.45% 4/01/97         20,000,000   20,000,000
Federal Home Loan Mortgage Corp. 5.23% 4/04/97         10,000,000    9,995,642
Federal Home Loan Mortgage Corp. 5.23% 4/10/97         10,000,000    9,986,925
Federal Home Loan Mortgage Corp. 5.36% 4/18/97         10,000,000    9,974,689
Federal Home Loan Mortgage Corp. 5.28% 5/02/97         10,000,000    9,954,533
Federal Home Loan Mortgage Corp. 5.24% 5/12/97         10,000,000    9,940,322
Federal Home Loan Mortgage Corp. 5.30% 6/04/97         10,000,000    9,905,778
Federal Home Loan Mortgage Corp. 5.27% 6/06/97         10,000,000    9,903,383
Federal National Mortgage Assoc. 5.24% 4/09/97         10,000,000    9,988,356
Federal National Mortgage Assoc. 5.23% 5/21/97         10,000,000    9,927,361
Federal National Mortgage Assoc. 5.24% 5/29/97         10,000,000    9,915,578
                                                                  ------------
  Total Federal Agency Discount Notes (Cost
   $171,329,689)                                                   171,329,689
                                                                  ------------
REPURCHASE AGREEMENT 23.9%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--
 6.25% 4/01/97 (Note 3)                                53,700,000   53,700,000
                                                                  ------------
  Total Investments 100% (Cost $225,029,689)                      $225,029,689
                                                                  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                           Market
                                            Value
                               Shares    (Note 1)
                               ------ -----------
COMMON STOCKS 57.0%
 Intel Corp.                   68,377 $ 9,512,950
 Microsoft Corp.*              99,990   9,167,833
 Cisco Systems, Inc.*          57,641   2,773,973
 Oracle Corp.*                 55,046   2,122,692
 MCI Communications, Corp.     47,710   1,699,669
 Worldcom, Inc.*               76,715   1,687,730
 Amgen, Inc.*                  22,244   1,242,884
 Dell Computer Corp.*          14,974   1,012,617
 Sun Microsystems, Inc. *      31,786     917,821
 Applied Materials, Inc.*      15,680     727,160
 Tele-Communications, Inc.     50,679     608,148
 Tellabs, Inc.*                16,386     591,944
 Ascend Communications, Inc.*  12,572     512,309
 Republic Industries, Inc.*    14,537     504,252
 Parametric Technology Corp.*  11,136     502,512
 3Com Corp.*                   15,115     495,016
 Costco, Companies, Inc.*      15,995     441,862
 U.S. Robotics Corp.*           7,543     417,694
 BMC Software, Inc.*            8,495     391,832
 Oxford Health Plans, Inc.*     6,420     376,373
 HBO & Company                  7,894     374,965
 Peoplesoft, Inc.*              8,853     354,120
 Adaptec, Inc.*                 9,462     338,267
 Gateway 2000, Inc.*            6,439     329,999
 Qualcomm, Inc.*                5,828     328,554
 Altera Corp*                   7,586     326,198
 ADC Telecommunications Inc.*  11,314     304,064
 Xilinx, Inc.*                  6,042     294,548
 Northwest Airline Corp.*       7,629     287,041
 Novell, Inc.*                 30,073     285,694
 Linear Technology Corp.        6,356     281,253
 Staples, Inc.*                13,968     281,106
 Comcast Corp. Special Class A 16,483     278,151
 Chiron Corp.*                 14,175     264,009
 Sigma Aldrich Corp.            8,142     251,384
 Adobe Systems, Inc.            6,246     250,621
 Nordstrom, Inc.                6,348     240,431
 Nextel Communications, Inc.*  17,624     235,721
 Paychex, Inc.                  5,680     233,590

* Non-Income Producing Securities
See Notes to Financial Statements.

                                                     Market
                                                      Value
                                         Shares    (Note 1)
                                         ------ -----------
 Biogen, Inc.*                            6,163 $   230,342
 Compuware Corp.*                         3,517     220,692
 PACCAR, Inc.                             3,280     218,940
 DSC Communications Corp.*               10,327     216,222
 Cascade Communications, Corp.*           7,940     209,418
 Cintas Corp.                             3,834     202,244
 Stryker Corp.                            8,068     200,692
 Atmel Corp.*                             8,359     200,094
 Starbucks Corporation*                   6,729     199,347
 Fort Howard, Corp.*                      6,235     194,064
 Centocor, Inc.*                          6,273     191,327
 Informix Corp.*                         12,468     188,579
 Tyson Foods, Inc.                        9,670     187,356
 American Greetings, Corp.                5,791     184,950
 McAfee Associates, Inc.*                 4,077     180,407
 Electronics for Imaging, Inc.*           4,493     179,158
 American Power Conversion Corp.*         8,237     178,125
 Apple Computer, Inc.*                    9,236     168,557
 Boston Chicken Inc.*                     5,421     165,341
 Biomet, Inc.                             9,326     157,376
 KLA Instruments, Corp.*                  4,292     156,658
 Worthington Industries, Inc              7,642     146,153
 Genzyme Corp.*                           6,356     143,010
 General Nutrition Companies, Inc.*       6,963     141,001
 Viking Office Products, Inc.*            7,207     139,636
 McCormick & Co., Inc.                    5,580     136,710
 FORE Systems, Inc.*                      8,949     134,235
 Cracker Barrel Old Country Store, Inc.   5,065     132,323
 Autodesk, Inc.                           3,810     118,100
 Electronics Arts, Inc.*                  4,406     117,310
 Fastenal Comp.                           3,233     113,155
 Healthcare COMPARE Corp.*                2,760     112,125
 Intuit, Inc.*                            3,853      89,582
 Sybase, Inc.*                            6,116      85,624
 Adtran, Inc.*                            3,222      80,550
 Paging Network, Inc.*                    8,444      68,608
 Cirrus Logic, Inc.*                      5,443      65,996
 Glenayre Tech., Inc.*                    5,251      51,854
                                                -----------
 Total Common Stocks (Cost $40,137,044)         $47,152,848
                                                -----------

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED .0%
Call Option on:
 NASDAQ 100 Expiring April 1997 at 900
  (Cost $6,324)                                                31 $     2,325
                                                                  -----------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 29.9%
U.S. Treasury Bill 5.19% 6/12/97 (Cost $24,740,500)   $25,000,000  24,740,500
                                                                  -----------
REPURCHASE AGREEMENT 13.1%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                   10,800,000  10,800,000
                                                                  -----------
  Total Investments 100% (Cost $75,683,868)                       $82,695,673
                                                                  ===========

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                           Contracts (Note 1)
                                                           --------- --------
WRITTEN OPTIONS CONTRACTS
Put Options On:
 NASDAQ 100 Expiring April 1997 at 900 (Proceeds $203,450)     31    $308,450
                                                                     ========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                       Market
                                                        Value
                                           Shares     (Note1)
                                          ------- -----------
COMMON STOCKS 82.7%
Mining and Precious Metals Stocks
 Barrick Gold Corp.                       314,573 $ 7,471,109
 Placer Dome, Inc.                        210,354   3,812,666
 Newmont Mining Corp.                      87,261   3,381,373
 Homestake Mining Co.                     128,528   1,943,986
 Santa Fe Pacific Gold Corp.              115,171   1,900,321
 Battle Mountain Gold Co., Class A        197,094   1,305,748
 TVX Gold, Inc.*                          140,582   1,001,647
 Echo Bay Mines, Ltd.                     122,126     809,085
 Getchell Gold Corp*                       11,106     451,181
 Pegasus Gold, Inc.*                       36,018     292,646
 ASA Limited                                8,292     280,892
 Hecla Mining Co.*                         44,144     259,346
 Agnico Eagle Mines, Ltd.                  14,496     164,892
 Trizec Hahn Corp.                          6,443     144,162
 Kinross Gold Corp.*                        8,700      58,725
 Freeport McMoran, Inc., Class A            1,887      55,431
 Engelhard Corp.                            2,438      51,198
 Newmont Gold Corp.                         1,100      44,137
 Cambior, Inc.                              2,908      39,258
 Amax Gold, Inc.*                           4,324      29,187
 Anglo American Gold Investment Co., Ltd.   3,470      24,724
                                                  -----------
  Total Common Stocks (Cost $23,784,737)          $23,521,714
                                                  -----------

* Non-Income Producing Securities
See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED 0.1%
Call Option on:
 XAU Index Expiring April 1997 at 90 (Cost $40,310)           20  $    28,500
                                                                  -----------
                                                      Face Amount
                                                      -----------
REPURCHASE AGREEMENT 17.2%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25 4/01/97 (Note 3)                   $4,900,000    4,900,000
                                                                  -----------
  Total Investments 100% (Cost $28,725,047)                       $28,450,214
                                                                  ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                           U.S. GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                       Face Amount   (Note 1)
                                                       ----------- ----------
U.S. TREASURY OBLIGATIONS 89.2%
U.S. Treasury Bond 6.625% due 02/15/2027 (Cost
 $3,061,901)                                           $3,205,000  $3,017,708
                                                                   ----------
                                                         Contracts
                                                       -----------
OPTIONS PURCHASED 2.0%
Call Options On:
 U.S Treasury Bond Futures Contract Expiring June 1997
  at 100
  (Cost $78,271)                                                9      65,109
                                                                   ----------
                                                       Face Amount
                                                       -----------
REPURCHASE AGREEMENT 8.8%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.250% due 4/01/97 (Note 3)              $  300,000     300,000
                                                                   ----------
  Total Investments 100% (Cost $3,440,172)                         $3,382,817
                                                                   ==========




See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      JUNO

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
OPTIONS PURCHASED 0.8 %
Put Options on:
 U.S. Treasury Bond Futures Contracts Expiring June
  1997 at 130 (Cost $181,380)                                 10   $   227,812
                                                                   -----------
                                                     Face Amount
                                                     -----------
U.S. TREASURY OBLIGATIONS 84.8%
U.S. Treasury Bill 5.20% 6/19/97 (Cost $24,714,722)  $25,000,000    24,714,722
                                                                   -----------
REPURCHASE AGREEMENT 14.4%
Repurchase Agreement collateralized by U.S. Trea-
 sury Obligations--6.25% 4/01/97 (Note 3)              4,200,000     4,200,000
                                                                   -----------
  Total Investments 100% (Cost $29,096,102)                        $29,142,534
                                                                   ===========

--------------------------------------------------------------------------------

                                                                 Unrealized Gain
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
FUTURES CONTRACTS SOLD
U.S. Treasury Bond Futures Contract Expiring June
 1997 (Underlying Face Amount at Market Value
 $27,876,875)                                                260   $   652,603
                                                                   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                             Face       Value
                                                           Amount     (Note1)
                                                         -------- -----------
NON-CONVERTIBLE CORPORATE BONDS 98.9%
 Toll Corporation 8.75% due 11/15/2006                   $500,000 $   515,000
 Rogers Cablesystems, LTD 10.0% due 3/15/2005             475,000     491,625
 Telefonica De Argentina SA 11.875% due 11/01/2004        400,000     452,000
 Hovnanian K Enterprise 11.25% due 4/15/2002              425,000     444,125
 AMF Group, Inc. 10.875% due 3/15/2006                    400,000     424,000
 Healthsouth Rehabilitation Corporation 9.50% due
  4/01/2001                                               400,000     418,000
 U.S. Air, Inc. 10.0% due 7/01/2003                       400,000     403,500
 Jones Intercable, Inc. 10.50% due 3/01/2008              350,000     379,750
 Westminister Resources, LTD. 11.0% due 3/15/2007         350,000     346,500
 Grupo Televisa, S.A. 11.875% due 5/15/2006               300,000     321,000
 Smiths Food and Drug Centers 11.25% due 5/15/2007        275,000     301,125
 Dominick's Finer Foods, Inc. 10.875% due 5/01/2005       275,000     295,625
 Titan Wheel International, Inc. 8.75% due 4/01/2007      300,000     295,500
 Northwest Airlines Corporation 8.70% due 3/15/2007       300,000     295,125
 Hollinger International Publishing, Inc. 8.625% due
  3/15/2005                                               300,000     291,000
 Grand Union Company 12.0% due 9/01/2004                  275,000     270,188
 Rohr, Inc. 11.625% due 5/15/2003                         250,000     268,750
 YPF, SA Sociedad Anomina 8.0% due 2/15/2004              275,000     264,000
 Brown Group, Inc. 9.50% due 10/15/2006                   250,000     257,500
 Borg-Warner Security CP 9.625% due 3/15/2007*            250,000     245,000
 BankUnited Capital Trust 10.25% due 12/31/2026*          250,000     244,375
 Century Communications 9.75% due 2/15/2002               200,000     201,000
 Grand Casinos, Inc. 10.125% due 12/01/2003               200,000     196,500
 Cliffs Drilling Company 10.25% due 5/15/2003             150,000     154,500
 Chesapeake Energy Corporation 8.50% due 3/15/2012*       150,000     141,750
 Kaufman and Broad Home Corporation 9.375% due 5/01/2003  140,000     140,700
 Allbrighton Communications, Co. 9.75% due 11/30/2007     150,000     139,500
 ACME Metals, Inc. 12.50% due 8/1/2002                    125,000     132,500
 Westpoint Stevens, Inc. 9.375% due 12/15/2005            130,000     130,000
 Lenfest Communications, Inc. 8.375% due 11/01/2005       125,000     113,750

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                         Market
                                                               Face       Value
                                                             Amount     (Note1)
                                                           -------- -----------
NON-CONVERTIBLE CORPORATE BONDS (CONTINUED)
 NL Industries, Inc. 11.75% due 10/15/2003                 $100,000 $   105,000
 Noble Drilling Corporation 9.125% due 7/01/2006            100,000     105,000
 American Standard 9.875% due 6/01/2001                     100,000     104,000
 Motors and Gears, Inc. 10.75% due 11/15/2006*              100,000     102,500
 Comcast Corporation 9.375% due 5/15/2005                   100,000     100,000
 Weirton Steel Corporation 10.75% due 6/01/2005             100,000     100,000
 Wilshire Financial Services Group, Inc. 13.0% due
  1/01/2004                                                 100,000     100,000
 360 Communications Company 7.125% due 3/01/2003            100,000      97,636
 Cleveland Electric Illuminating 7.375% due 6/01/2003       100,000      97,011
 Transportacion Maritima Mex-Sp 10.0% due 11/15/2006        100,000      96,000
 Dotmar, Inc. 9.50% due 8/01/2016                            75,000      76,500
 Fort Howard Corporation 8.25% due 2/01/2002                 75,000      74,625
 United Airlines, Inc. 9.75% due 8/15/2021                   50,000      57,296
 Dime Bancorp, Inc. 10.50% due 11/15/2005                    50,000      53,750
 Chiquita Brands International, Inc. 9.625% due 1/15/2004    50,000      50,750
 Digital Equipment Corporation 8.625% due 11/01/2012         50,000      49,162
 Cablevision Systems Corporation 9.875% due 5/15/2006        50,000      49,000
 Tenet Healthcare Corporation 8.625% due 1/15/2007           50,000      48,750
 Paging Network 8.875% due 2/01/2006                         50,000      42,500
 Gulf Canada Resources, LTD. 9.25% due 1/15/2004             25,000      25,750
 Falcon Drilling Company 8.875% due 3/15/2003                25,000      25,250
 Rogers Cantel, Inc. 9.375% due 6/01/2008                    25,000      25,250
 Exide Corporation 10.0% due 4/15/2005                       25,000      25,000
                                                                    -----------
  Total Non Convertible Corporate Bonds (Cost $10,394,343)           10,184,618
                                                                    -----------
                                                             Shares
                                                           --------
COMMON STOCKS 1.1%
Colonial Downs Holdings--CL A
 Total Common Stocks (Cost $142,500)                         15,000     110,625
                                                                    -----------
  Total Investments 100% (Cost $10,536,843)                         $10,295,243
                                                                    ===========

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                           U.S.
                                                                     Government
                                                                          Money
                                          Nova Fund      Ursa Fund  Market Fund
                                      ------------- -------------- ------------
ASSETS
 Securities at Value (Note 1)--See
  Accompanying Schedules              $ 438,809,070 $1,421,200,159 $225,029,689
 Receivable for Securities Sold           3,587,090              0            0
 Receivable for Futures Contracts
  Settlement                                      0     10,824,067            0
 Premium Receivable for Written
  Options                                45,628,379    136,885,137            0
 Investment Income Receivable                   851         17,865       66,655
 Cash in Custodian Bank                   1,534,564      1,585,341            0
 Cash on Deposit with Broker                      0      4,902,000            0
 Receivable for Shares Purchased          6,414,030     50,065,095   71,949,632
 Unamortized Organization Costs (Note
  1)                                         44,593         29,002       15,670
 Other Assets                                35,164         31,632       19,387
                                      ------------- -------------- ------------
  Total Assets                          496,053,741  1,625,540,298  297,081,033
                                      ------------- -------------- ------------
LIABILITIES
 Payable for Securities Purchased        47,101,100    141,303,300            0
 Payable for Futures Contracts
  Settlement                              3,015,926              0            0
 Written Options at Market Value        177,094,000    881,286,000            0
 Payable for Shares Redeemed             86,606,344     20,312,982   13,193,742
 Dividends Payable                                0              0       66,402
 Investment Advisory Fee Payable            213,155        256,299       89,755
 Cash Balance Due at Custodian Bank               0              0      120,312
 Transfer Agent Fee Payable                  72,850         71,194       41,318
 Other Liabilities                           20,668         23,011       16,678
                                      ------------- -------------- ------------
  Total Liabilities                     314,124,043  1,043,252,786   13,528,207
                                      ------------- -------------- ------------
NET ASSETS                            $ 181,929,698 $  582,287,512 $283,552,826
                                      ============= ============== ============
Shares Outstanding                       10,168,541     82,961,214  283,553,279
                                      ============= ============== ============
Net Asset Value Per Share                    $17.89          $7.02        $1.00
                                             ======          =====        =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                            Over-the-    Precious       U.S.
                              Counter      Metals Government              High Yield
                                 Fund        Fund  Bond Fund   Juno Fund        Fund
                         ------------ ----------- ---------- ----------- -----------
ASSETS
 Securities at Value
  (Note 1)--See
  Accompanying Schedules $ 82,695,673 $28,450,214 $3,382,817 $29,142,534 $10,295,243
 Receivable for
  Securities Sold          54,285,578   6,608,531          0           0   1,688,127
 Receivable for Futures
  Contracts Settlement              0           0          0      44,147           0
 Receivable from Advisor            0           0      9,821           0       9,018
 Investment Income
  Receivable                    7,123       1,468     26,447         729     254,219
 Cash in Custodian Bank        85,640      34,673     62,691      96,558      28,835
 Cash on Deposit with
  Broker                    1,077,095     161,191          0     763,746           0
 Receivable for Shares
  Purchased                 2,936,807   1,601,832  1,313,622   2,771,542           0
 Unamortized
  Organization Costs
  (Note 1)                      8,650      11,975      7,275      19,780      41,605
 Other Assets                  13,579       1,146      1,080       1,893         775
                         ------------ ----------- ---------- ----------- -----------
  Total Assets            141,110,145  36,871,030  4,803,753  32,840,929  12,317,822
                         ------------ ----------- ---------- ----------- -----------
LIABILITIES
 Payable for Securities
  Purchased                26,999,194     797,298    451,154           0      54,499
 Written Options at
  Market Value                308,450           0          0           0           0
 Payable for Shares
  Redeemed                 61,403,277  12,363,693    886,088     225,459   1,683,290
 Dividends Payable                  0           0    133,739           0       2,812
 Investment Advisory Fee
  Payable                      60,885      10,175      4,232      21,625           0
 Transfer Agent Fee
  Payable                      17,412       4,645      1,694       6,007       1,458
 Organization Expense
  Payable to Advisor                0           0          0           0      43,795
 Other Liabilities             42,729      15,080     25,194      10,573      14,297
                         ------------ ----------- ---------- ----------- -----------
  Total Liabilities        88,831,947  13,190,891  1,502,101     263,664   1,800,151
                         ------------ ----------- ---------- ----------- -----------
NET ASSETS               $ 52,278,198 $23,680,139 $3,301,652 $32,577,265 $10,517,671
                         ============ =========== ========== =========== ===========
Shares Outstanding          2,916,375   3,099,090    387,336   3,362,339   1,071,787
                         ============ =========== ========== =========== ===========
Net Asset Value Per
 Share                         $17.93       $7.64      $8.52       $9.69       $9.81
                               ======       =====      =====       =====       =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                                                                            U.S.
                                                                      Government
                                                                           Money
                                           Nova Fund      Ursa Fund  Market Fund
                                        ------------  -------------  -----------
INVESTMENT INCOME
 Interest                               $  9,349,185  $  10,454,328  $7,080,216
                                        ------------  -------------  ----------
  Total Income                             9,349,185     10,454,328   7,080,216
                                        ------------  -------------  ----------
EXPENSES
 Advisory Fees (Note 4)                    1,812,740      2,070,135     671,957
 Transfer Agent Fees (Note 4)                606,411        575,038     268,855
 Audit and Outside Services                   74,791         71,771      44,813
 Accounting Fees (Note 4)                     80,757         78,563      60,841
 Legal                                        93,036        109,715      64,866
 Organizational Expenses                      26,167         12,415       6,664
 Registration Fees                            38,662         46,120      40,026
 Custodian Fees                               58,097         57,786       7,343
 Miscellaneous                                86,250        114,097      74,815
                                        ------------  -------------  ----------
  Total Expenses                           2,876,911      3,135,640   1,240,180
  Custodian Fees Paid Indirectly (Note
   5)                                         54,497         54,099       3,537
                                        ------------  -------------  ----------
  Net Expenses                             2,822,414      3,081,541   1,236,643
                                        ------------  -------------  ----------
Net Investment Income                      6,526,771      7,372,787   5,843,573
                                        ------------  -------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                    51,932,123    185,394,425           0
 Written Options                         (28,858,102)  (189,862,783)          0
 Futures Contracts                        16,491,572    (63,032,110)          0
                                        ------------  -------------  ----------
  Total Net Realized Gain (Loss)          39,565,593    (67,500,468)          0
Net Change in Unrealized Appreciation
 (Depreciation)
 On Investments, Options and Futures
  Contracts                              (12,688,383)    27,690,198           0
                                        ------------  -------------  ----------
 Net Gain (Loss) on Investments           26,877,210    (39,810,270)          0
                                        ------------  -------------  ----------
Net Increase (Decrease) in Net Assets
 from Operations                        $ 33,403,981  $ (32,437,483) $5,843,573
                                        ============  =============  ==========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                           Over-the-     Precious        U.S.                   High
                             Counter       Metals  Government                  Yield
                                Fund         Fund   Bond Fund   Juno Fund       Fund
                         -----------  -----------  ---------- -----------  ---------
INVESTMENT INCOME
 Interest                $ 1,273,988  $   151,322   $468,977  $   740,291  $ 158,101
 Dividends                   125,692      206,863          0            0          0
                         -----------  -----------   --------  -----------  ---------
  Total Income             1,399,680      358,185    468,977      740,291    158,101
                         -----------  -----------   --------  -----------  ---------
EXPENSES
 Distribution Fees                 0            0          0            0      4,432
 Advisory Fees (Note 4)      775,607      185,396     35,394      130,573      8,131
 Transfer Agent Fees
  (Note 4)                   205,328       49,439     14,158       36,374      2,168
 Audit and Outside
  Services                    41,984       19,258     12,661       11,737      9,960
 Accounting Fees (Note
  4)                          45,669       26,285     14,442       16,731      1,667
 Legal                        33,688       11,103      4,282        6,193        173
 Organizational
  Expenses                     3,702        5,124      3,115        5,072      2,190
 Registration Fees            16,698       10,356     11,937       13,895        116
 Custodian Fees              117,702       23,531      5,651        5,724      2,323
 Miscellaneous                75,111       36,647      6,861        5,309          0
                         -----------  -----------   --------  -----------  ---------
  Total Expenses           1,315,489      367,139    108,501      231,608     31,160
  Custodian Fees Paid
   Indirectly (Note 5)         1,442        1,709      1,866        2,124        315
  Less Expenses
   Reimbursed by
   Investment Advisor              0        7,245          0            0     14,487
                         -----------  -----------   --------  -----------  ---------
  Net Expenses             1,314,047      358,185    106,635      229,484     16,358
                         -----------  -----------   --------  -----------  ---------
Net Investment Income         85,633            0    362,342      510,807    141,743
                         -----------  -----------   --------  -----------  ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain
 (Loss) on:
 Investment Securities    18,582,010  (10,519,765)  (364,110)     (34,902)   (95,444)
 Written Options              52,685        5,751
 Futures Contracts                 0            0    211,629   (1,158,173)         0
                         -----------  -----------   --------  -----------  ---------
  Total Net Realized
   Gain (Loss)            18,634,695  (10,514,014)  (152,481)  (1,193,075)   (95,444)
Net Change in
 Unrealized
 Appreciation
 (Depreciation)
 on Investments,
 Options and
 Futures Contracts          (676,120)   2,142,579   (254,243)   1,086,638   (241,600)
                         -----------  -----------   --------  -----------  ---------
 Net Gain (Loss) on
  Investments             17,958,575   (8,371,435)  (406,724)    (106,437)  (337,044)
                         -----------  -----------   --------  -----------  ---------
Net Increase (Decrease)
 in Net Assets from
 Operations              $18,044,208  ($8,371,435)  ($44,382) $   404,370  ($195,301)
                         ===========  ===========   ========  ===========  =========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Nova Fund                  Ursa Fund
                          -------------------------- --------------------------
                          Period Ended    Year Ended Period Ended    Year Ended
                             March 31,      June 30,    March 31,      June 30,
                                  1997          1996         1997          1996
                          ------------  ------------ ------------  ------------
From Investment
 Activities
 Net Investment Income    $  6,526,771  $  4,179,165 $  7,372,787  $  6,011,770
 Net Realized Gain
  (Loss) on Investments     39,565,593    22,094,745  (67,500,468)  (36,517,831)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments              (12,688,383)    2,685,556   27,690,198     3,161,168
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets from
  Operations                33,403,981    28,959,466  (32,437,483)  (27,344,893)
                          ------------  ------------ ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                    0             0     (752,816)            0
 From Realized Gain on
  Investments               (6,012,731)            0            0             0
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                  (70,002,669)  132,666,112  422,924,543    92,269,466
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets            (42,611,419)  161,625,578  389,734,244    64,924,573
                          ------------  ------------ ------------  ------------
NET ASSETS--Beginning of
 Period                    224,541,116    62,915,538  192,553,268   127,628,695
                          ------------  ------------ ------------  ------------
NET ASSETS--End of
 Period                   $181,929,697  $224,541,116 $582,287,512  $192,553,268
                          ============  ============ ============  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                U.S. Government                  Over-the-
                               Money Market Fund                Counter Fund
                          ----------------------------  ----------------------------
                           Period Ended     Year Ended    Period Ended    Year Ended
                          March 31,1997   June 30,1996  March 31, 1997 June 30, 1996
                          -------------  -------------  -------------- -------------
From Investment
 Activities
 Net Investment Income    $  5,843,573   $   7,459,832   $     85,633  $    304,516
 Net Realized Gain on
  Investments                        0             467     18,634,695     7,408,632
 Net Change in
  Unrealized
  Depreciation of
  Investments                        0               0       (676,120)     (894,564)
                          ------------   -------------   ------------  ------------
 Net Increase in Net
  Assets Resulting from
  Operations                 5,843,573       7,460,299     18,044,208     6,818,584
                          ------------   -------------   ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)           (5,799,436)     (7,466,933)      (522,552)            0
 From Realized Gain on
  Investments                        0            (467)       (57,883)   (1,826,446)
Net Increase (Decrease)
 in Net Assets Resulting
 from Shares
 Transactions (Note 8)     129,584,142    (130,266,747)   (13,901,489)  (18,223,812)
                          ------------   -------------   ------------  ------------
 Net Increase (Decrease)
  in Net Assets            129,628,279    (130,273,848)     3,562,284   (13,231,674)
                          ------------   -------------   ------------  ------------
NET ASSETS--Beginning of
 Period                    153,924,547     284,198,395     48,715,914    61,947,588
                          ------------   -------------   ------------  ------------
NET ASSETS--End of
 Period                   $283,552,826   $ 153,924,547   $ 52,278,198  $ 48,715,914
                          ============   =============   ============  ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Precious Metals              U.S. Government
                                      Fund                      Bond Fund
                          ---------------------------- ----------------------------
                            Period Ended    Year Ended  Period Ended     Year Ended
                          March 31, 1997 June 30, 1996 March 31,1997  June 30, 1996
                          -------------- ------------- -------------  -------------
From Investment
 Activities
 Net Investment Income
  (Loss)                   $          0   $    (3,434) $    362,342    $   882,912
 Net Realized Gain
  (Loss) on Investments     (10,514,014)    2,288,270      (152,481)      (103,013)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments                 2,142,579    (6,585,369)     (254,243)       188,414
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets from
  Operations                 (8,371,435)   (4,300,533)      (44,382)       968,313
                           ------------   -----------  ------------    -----------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                     0             0      (362,881)      (885,787)
 From Realized Gain on
  Investments                         0             0             0       (243,678)
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                    (4,521,996)       13,022   (14,622,230)    15,900,788
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets             (12,893,431)   (4,287,511)  (15,029,493)    15,739,636
                           ------------   -----------  ------------    -----------
NET ASSETS--Beginning of
 Period                      36,573,570    40,861,081    18,331,145      2,591,509
                           ------------   -----------  ------------    -----------
NET ASSETS--End of
 Period                    $ 23,680,139   $36,573,570  $  3,301,652    $18,331,145
                           ============   ===========  ============    ===========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    High Yield
                                              Juno Fund                   Fund
                                     --------------------------- -------------
                                      Period Ended    Year Ended  Period Ended
                                     March 31,1997 June 30, 1996 March 31,1997
                                     ------------- ------------- -------------
From Investment Activities
 Net Investment Income                $   510,807   $   710,596   $   141,743
 Net Realized Loss on Investments      (1,193,075)   (1,855,288)      (95,444)
 Net Change in Unrealized
  Appreciation (Depreciation) of
  Investments                           1,086,638      (397,053)     (241,600)
                                      -----------   -----------   -----------
 Net Increase (Decrease) in Net
  Assets from Operations                  404,370    (1,541,745)     (195,301)
                                      -----------   -----------   -----------
Distributions to Shareholders
 From Net Investment Income (Note 1)      (61,626)            0      (141,743)
Net Increase in Net Assets from
 Shares Transactions (Note 8)          13,374,908    16,100,047    10,854,715
                                      -----------   -----------   -----------
 Net Increase in Net Assets            13,717,652    14,558,302    10,517,671
                                      -----------   -----------   -----------
NET ASSETS--Beginning of Period        18,859,613     4,301,311             0
                                      -----------   -----------   -----------
NET ASSETS--End of Period             $32,577,265   $18,859,613   $10,517,671
                                      ===========   ===========   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Nova Fund
                                    -----------------------------------------
                                       Period         Year     Year    Period
                                        Ended        Ended    Ended     Ended
                                    March 31,     June 30, June 30,  June 30,
                                         1997         1996     1995     1994*
                                    ---------     -------- --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $  15.68      $  11.81 $  9.77   $  10.01
                                    --------      -------- -------   --------
 Net Investment Income                   .35           .56     .28        .01
 Net Realized and Unrealized Gains
  (Losses) on Securities                2.19          3.31    2.88       (.25)
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                            2.54          3.87    3.16       (.24)
 Dividends to Shareholders from Net
  Investment Income                      .00           .00    (.29)       .00
 Distributions to Shareholders from
  Net Realized Capital Gain             (.33)          .00    (.83)       .00
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value                           2.21          3.87    2.04       (.24)
                                    --------      -------- -------   --------
NET ASSET VALUE--END OF PERIOD      $  17.89      $  15.68 $ 11.81   $   9.77
                                    ========      ======== =======   ========
TOTAL INVESTMENT RETURN               20.92%**      32.77%  32.65%    (2.47)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          1.16%**++     1.31%   1.43%      1.73%**
 Net Investment Income                 2.69%**       3.14%   2.62%      1.05%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%      0%         0%
 Net Assets, End of Period (000's
  omitted)                          $181,930      $224,541 $62,916   $ 77,914

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.19%.
 *Commencement of Operations: July 12, 1993--Nova Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Ursa Fund
                                --------------------------------------------
                                   Period          Year       Year    Period
                                    Ended         Ended      Ended     Ended
                                March 31,      June 30,   June 30,  June 30,
                                     1997          1996       1995     1994*
                                ---------     ---------  ---------  --------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   7.55      $    8.79  $   10.54  $  10.00
                                --------      ---------  ---------  --------
 Net Investment Income               .17            .30        .35       .01
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.68)         (1.54)     (1.78)      .53
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                        (.51)         (1.24)     (1.43)      .54
 Dividends to Shareholders from
  Net Investment Income             (.02)           .00       (.32)      .00
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value                       (.53)         (1.24)     (1.75)      .54
                                --------      ---------  ---------  --------
NET ASSET VALUE--END OF PERIOD  $   7.02      $    7.55  $    8.79  $  10.54
                                ========      =========  =========  ========
TOTAL INVESTMENT RETURN          (8.98)%**     (14.11)%   (14.08)%    10.89%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.34%**++      1.39%      1.39%     1.67%**
 Net Investment Income             3.21%**        3.38%      3.50%     1.43%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***           0%             0%         0%        0%
 Net Assets, End of Period
  (000's omitted)               $582,288      $ 192,553  $ 127,629  $110,899

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.36%.
* Commencement of Operations: January 7, 1994--Ursa Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     U.S. Government Money Market Fund
                                    ------------------------------------------
                                       Period         Year      Year    Period
                                        Ended        Ended     Ended     Ended
                                    March 31,     June 30,  June 30,  June 30,
                                         1997         1996      1995     1994*
                                    ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $   1.00      $   1.00  $   1.00  $  1.00
                                    --------      --------  --------  -------
 Net Investment Income                   .03           .04       .04      .01
 Net Realized and Unrealized Gains
  on Securities                          .00           .00       .00      .00
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value
  Resulting from Operations              .03           .04       .04      .01
 Dividends to Shareholders from Net
  Investment Income                     (.03)         (.04)     (.04)    (.01)
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value         .00           .00       .00      .00
                                    --------      --------  --------  -------
NET ASSET VALUE--END OF PERIOD      $   1.00      $   1.00  $   1.00  $  1.00
                                    ========      ========  ========  =======
TOTAL INVESTMENT RETURN                4.39%**       4.60%     4.43%    2.47%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          0.86%**++     0.99%     0.89%    1.16%**
 Net Investment Income                 4.06%**       4.18%     4.23%    2.34%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%        0%       0%
 Net Assets, End of Period (000's
  omitted)                          $283,553      $153,925  $284,198  $88,107

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is .86%.
* Commencement of Operations: December 3, 1993--U.S. Government Money Market
  Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Over-the-Counter Fund
                                   ------------------------------------------
                                      Period         Year      Year    Period
                                       Ended        Ended     Ended     Ended
                                   March 31,     June 30,  June 30,  June 30,
                                        1997         1996      1995     1994*
                                   ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                            $  15.16      $  12.22  $   8.76  $  10.00
                                   --------      --------  --------  --------
 Net Investment Income                  .01           .06       .14       .01
 Net Realized and Unrealized Gains
  (Losses) on Securities               2.84          3.24      4.17     (1.25)
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                           2.85          3.30      4.31     (1.24)
 Dividends to Shareholders from
  Net Investment Income                (.07)          .00      (.12)      .00
 Distributions to Shareholders
  from Net Realized Capital Gain       (.01)         (.36)     (.73)      .00
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value                          2.77          2.94      3.46     (1.24)
                                   --------      --------  --------  --------
NET ASSET VALUE--END OF PERIOD     $  17.93      $  15.16  $  12.22  $   8.76
                                   ========      ========  ========  ========
TOTAL INVESTMENT RETURN              24.77%**      26.44%    49.00%  (30.17)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                         1.27%**++     1.33%     1.41%     1.97%**
 Net Investment Income                0.08%**       0.44%     1.34%     1.69%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***        1140.35%      2578.56%  2241.00%  1171.00%
 Net Assets, End of Period (000's
  omitted)                         $ 52,278      $ 48,716  $ 61,948  $ 30,695

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.27%.
* Commencement of Operations: February 14, 1994--Over-the-Counter Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Precious Metals Fund
                              -----------------------------------------------
                                 Period           Year       Year      Period
                                  Ended          Ended      Ended       Ended
                              March 31,       June 30,   June 30,    June 30,
                                   1997           1996       1995       1994*
                              ---------     ---------- ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING
 OF PERIOD                    $   9.05      $     8.73 $     8.29  $    10.00
                              --------      ---------- ----------  ----------
 Net Investment Income             .00             .00        .10         .01
 Net Realized and Unrealized
  Gains (Losses) on
  Securities                     (1.41)            .32        .43       (1.72)
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                (1.41)            .32        .53       (1.71)
 Dividends to Shareholders
  from Net Investment Income       .00             .00       (.09)        .00
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                (1.41)            .32        .44       (1.71)
                              --------      ---------- ----------  ----------
NET ASSET VALUE--END OF
 PERIOD                       $   7.64      $     9.05 $     8.73  $     8.29
                              ========      ========== ==========  ==========
TOTAL INVESTMENT RETURN       (20.77)%**         3.67%      6.21%    (29.27)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                    1.45%**++       1.33%      1.38%       2.06%**
 Net Investment Income           0.00%**       (0.01)%      1.15%       1.23%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***    743.33%       1,036.37%  1,765.00%   2,728.00%
 Average Commission Rate
  Paid****                       .0101          0.0151        --          --
 Net Assets, End of Period
  (000's omitted)             $ 23,680      $   36,574 $   40,861  $    1,526

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.49%.
* Commencement of Operations: December 1, 1993--Precious Metals Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.
**** For fiscal years beginning on or after September 1, 1995, the fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       U.S. Government Bond Fund
                                ----------------------------------------------
                                   Period         Year        Year      Period
                                    Ended        Ended       Ended       Ended
                                March 31,     June 30,    June 30,    June 30,
                                     1997         1996        1995       1994*
                                ---------     --------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   8.97      $   9.55  $     8.24  $    10.00
                                --------      --------  ----------  ----------
 Net Investment Income               .34           .46         .39         .02
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.45)         (.45)       1.17       (1.76)
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                   (.11)          .01        1.56       (1.74)
 Dividends to Shareholders
  from Net Investment Income        (.34)         (.46)       (.25)       (.02)
 Distributions to Shareholders
  from Net Realized Capital
  Gain                               .00          (.13)        .00         .00
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                   (.45)         (.58)       1.31       (1.76)
                                --------      --------  ----------  ----------
NET ASSET VALUE--END OF PERIOD  $   8.52      $   8.97  $     9.55  $     8.24
                                ========      ========  ==========  ==========
TOTAL INVESTMENT RETURN          (0.46)%**     (1.48)%      18.97%    (32.63)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.49%**++     1.26%       2.26%       3.05%**
 Net Investment Income             5.06%**       4.73%       4.64%       3.39%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***      962.17%       780.30%   3,452.59%   1,290.00%
 Net Assets, End of Period
  (000's omitted)               $  3,302      $ 18,331  $    2,592  $    1,564

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.51%.
* Commencement of Operations: January 3, 1994--U.S.Government Bond Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Juno Fund
                                           ------------------------------------
                                              Period        Year   Period
                                               Ended       Ended    Ended
                                           March 31,    June 30, June 30,
                                                1997        1996    1995*
                                           ---------    -------- --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD        $  9.47     $  9.08  $  10.00
                                            -------     -------  --------
 Net Investment Income                          .25         .34       .14
 Net Realized and Unrealized Gains
  (Losses) on Securities                        .00         .05     (1.06)
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations               .25         .39      (.92)
 Dividends to Shareholders from Net
  Investment Income                            (.03)        .00       .00
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value                                         .22         .39      (.92)
                                            -------     -------  --------
NET ASSET VALUE--END OF PERIOD              $  9.69     $  9.47  $   9.08
                                            =======     =======  ========
TOTAL INVESTMENT RETURN                       3.75%**     4.30%   (9.20)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                                 1.58%**++   1.64%     1.50%**
 Net Investment Income                        3.51%**     3.63%     1.32%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                   0.00%       0.00%     0.00%
 Net Assets, End of Period (000's omitted)  $32,577     $18,860  $  4,301

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.60%.
* Commencement of Operations: March 3, 1995--Juno Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               High Yield
                                                                    Fund*
                                                           --------------
                                                                   Period
                                                                    Ended
                                                           March 31, 1997
                                                           --------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                          $  10.00
                                                              --------
 Net Investment Income                                             .19
 Net Realized and Unrealized Loss on Securities                   (.36)
                                                              --------
 Net Decrease in Net Asset Value Resulting from Operations        (.17)
 Dividends to Shareholders from Net Investment Income             (.02)
                                                              --------
 Net Decrease in Net Asset Value                                  (.19)
                                                              --------
NET ASSET VALUE--END OF PERIOD                                $   9.81
                                                              ========
TOTAL INVESTMENT RETURN**                                      (0.12)%
RATIOS TO AVERAGE NET ASSETS**
 Expenses                                                         .99%++
 Net Investment Income                                           8.57%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                    763.11%
 Net Assets, End of Period (000's omitted)                    $ 10,518

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.88%.
* Commencement of Operations: January 3, 1997--High Yield Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The financial statements include eight of the separate series except the Institutional Money Market Fund. The accompanying significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect nine months of financial activity.

A. Securities listed on an exchange are valued at the latest quoted sales prices as of 4:00 P.M. on the valuation date. Securities not traded on an exchange are valued at their last sales price. Listed options held by the Trust are valued at their last bid price. Over-the-counter options held by the Trust are valued using the average bid price obtained from one or more security dealers. The value of futures contracts purchased and sold by the Trust are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily in the U.S. Government Money Market Fund, the Institutional Money Market Fund, the U.S. Government Bond Fund, and the High Yield Fund. Income dividends in these funds are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly in the U.S. Government Money Market Fund and the Institutional Money Market Fund.

D. When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

E. When the Trust writes (sells) an option, an amount equal to the premium received is entered in the Trust's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. The Trust may purchase or sell stock index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Futures contracts and written options involve to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement each fund has in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities.

H. The Trust intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

I. Costs incurred by the Trust in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

J. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

2. OPERATING POLICIES

The Trust, which includes nine separate funds, utilizes futures contracts, options, and options on futures contracts in order to meet the specific investment objectives of the individual funds.

The Nova Fund, which is designed to provide total returns over time that are superior to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") invests primarily in futures on the S&P 500 index and options on those futures in order to correlate its return with an amount approximately 150% of the performance of the S&P 500. The Ursa Fund primarily sells futures contracts and buys options on futures contracts in furtherance of its investment objective to inversely correlate the S&P 500. The Precious Metals Fund seeks capital appreciation. It buys primarily equity securities and purchases call options and sells put options on the XAU Index. The Bond Fund strives to provide income and capital appreciation. It purchases primarily long-term Treasury Bonds. It also purchases futures contracts on U.S. Treasury Bonds and buys call options on U.S. Treasury Bond futures as a substitute for a comparable market position in the underlying U.S. Treasury Securities. The Juno Fund seeks to inversely correlate with the price changes of the current Thirty Year Treasury Bond. To meet this objective, Juno primarily buys put options on Treasury Bond futures and sells Treasury Bond futures. The OTC Fund strives to provide investment results before fees and expenses that closely correlate the total return of the NASDAQ Composite Index. The fund invests in securities included in the NASDAQ Composite and buys call options and sells put options on stock indexes. The High Yield Fund, which correlates the MLHY Index does so by investing primarily in long term, intermediate-term, and short term, below investment grade, corporate bonds. In addition the Nova Fund, the Ursa Fund, the OTC Fund, and the Precious Metals Fund all write options to further meet their investment objectives.

The risks inherent in the use of options, futures contracts, and options on futures contracts include 1) adverse changes in the value of such instruments;
2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contract; 3) the possible absences of a liquid secondary market for any particular instrument at any time; and 4) the possible need to defer closing out certain positions to avoid adverse tax consequences.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31,1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, and Prudential Securities, in the joint account and the collateral therefore was as follows:

Security Type                          Range of rates    Par Value Market Value
-------------                          -------------- ------------ ------------
United States Treasury Bills..........  6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes..........  5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond...........  8.5%          $ 14,404,000 $ 16,756,189

4. INVESTMENT ADVISORY, ACCOUNTING, AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Trust pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of one half of one percent (0.50%) of the average daily net assets of the U.S. Government Money Market Fund and the U.S. Government Bond Fund; three-quarters of one percent (0.75%) of the average daily net assets of the Nova Fund, the Precious Metals Fund, the Over-the-Counter Fund, and the High Yield Fund; and nine-tenths of one percent (0.90%) of the average daily net assets of the Ursa Fund and the Juno Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the U.S. Government Money Market Fund, U.S. Government Bond Fund, Precious Metals Fund, Over-the-Counter Fund, and the High Yield Fund; and at annual rate of one-quarter of one percent (0.25%) of the Nova Fund, the Ursa Fund, and the Juno Fund.

The Trust paid PADCO Service Co., Inc. $324,955 in accounting fees for the above eight funds for the nine month period ended March 31, 1997.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. ACCOUNTING FOR EXPENSES

The Trust has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Trust's expenses.

6. SECURITIES TRANSACTIONS

During the period ended March 31, 1997 purchases and sales of investment securities were:

                           U.S.
                     Government                                     U.S.
                          Money      Over-the-     Precious   Government
           Nova Ursa     Market        Counter       Metals         Bond Juno  High Yield
           Fund Fund       Fund           Fund         Fund         Fund Fund        Fund
           ---- ---- ---------- -------------- ------------ ------------ ---- -----------
Purchases   $0   $0      $0     $1,540,525,569 $250,054,682 $ 93,832,370  $0  $53,779,476
Sales       $0   $0      $0     $1,557,547,271 $254,765,751 $106,868,172  $0  $43,147,175

The transactions shown above exclude short term and temporary cash investments.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7. NET UNREALIZED APPRECIATION/DEPRECIATION OF SECURITIES

At March 31, 1997 unrealized appreciation (depreciation) and cost of investment securities for Federal income tax purposes was:

                                                        U.S.
                                                     Govern-                                   U.S.
                                                        ment                                Govern-
                                                       Money    Over-the-      Precious        ment                     High
                          Nova            Ursa        Market      Counter        Metals        Bond         Juno       Yield
                          Fund            Fund          Fund         Fund          Fund        Fund         Fund        Fund
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Gross Unrealized
 Appreciation     $  7,582,445  $   67,611,663  $          0 $  7,557,430  $  1,033,764  $        0  $   699,035 $     3,665
Gross Unrealized
 (Depreciation)    (17,318,714)    (38,929,773)            0  (24,053,452)  (12,875,480)   (250,148)           0    (277,248)
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Net Unrealized
 Appreciation
 (Depreciation)   $ (9,736,269) $   28,681,890  $          0 $(16,496,022) $(11,841,716) $ (250,148) $   699,035 $  (273,583)
Cost of
 Investments for
 Federal Income
 Tax Purposes     $455,745,969  $1,432,790,025  $225,029,689  $99,086,695   $40,291,930  $3,632,965  $29,096,102 $10,568,826

8. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31, 1997 were:

                                             U.S. Govern-                                    U.S.
                                                     ment                                 Govern-
                                                    Money                                    ment
                       Nova          Ursa          Market     Over-the-     Precious         Bond         Juno        High
                       Fund          Fund            Fund  Counter Fund  Metals Fund         Fund         Fund  Yield Fund
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Shares
 Purchased      203,150,294   367,144,528   3,329,494,638   142,745,580   47,008,940   14,919,523   14,955,089   3,374,658
Dividend
 Reinvestment       300,618        90,217       5,678,838        27,056            0       40,733        5,497      12,716
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Total
 Purchased      203,450,912   367,234,745   3,335,173,476   142,772,636   47,008,940   14,960,256   14,960,586   3,387,374
Shares
 Redeemed      (207,604,225) (309,781,363) (3,205,603,845) (143,069,637) (47,949,316) (16,615,981) (13,589,740) (2,315,587)
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Net
 Shares
 Purchased
 (Redeemed)      (4,153,313)   57,453,382     129,569,631      (297,001)    (940,376)  (1,655,725)   1,370,846   1,071,787
               ============  ============  ==============  ============  ===========  ===========  ===========  ==========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the period ended March 31, 1997 were:

                                                        U.S.
                                                     Govern-                                        U.S.
                                                        ment                                     Govern-
                                                       Money       Over-the-      Precious          ment
                        Nova            Ursa          Market         Counter        Metals          Bond          Juno
                        Fund            Fund            Fund            Fund          Fund          Fund          Fund
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares
 Purchased    $3,521,884,322  $2,638,202,998  $3,329,457,087  $2,553,497,726  $413,202,942  $134,338,078  $140,757,025
Purchased
 through
 Dividend
 Reinvestment      5,375,055         626,105       5,730,900         507,026             0       373,468        49,308
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total
 Purchased     3,527,259,377   2,638,829,103   3,335,187,987   2,554,004,752   413,202,942   134,711,546   140,806,333
Shares
 Redeemed     (3,597,262,046) (2,215,904,560) (3,205,603,845) (2,567,906,241) (417,724,938) (149,333,776) (127,431,425)
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 (Redeemed)
 Purchased    $  (70,002,669) $  422,924,543  $  129,584,142  $  (13,901,489) $ (4,521,996) $(14,622,230) $ 13,374,908
              ==============  ==============  ==============  ==============  ============  ============  ============
                     High
                    Yield
                     Fund
              ------------
Shares
 Purchased    $33,888,522
Purchased
 through
 Dividend
 Reinvestment     126,588
              ------------
Total
 Purchased     34,015,110
Shares
 Redeemed     (23,160,395)
              ------------
Net Shares
 (Redeemed)
 Purchased    $10,854,715
              ============

Transactions in shares for the year ended June 30, 1996 were:

                                                             U.S.
                                                       Government                                    U.S.
                                                            Money     Over-the-     Precious   Government
                               Nova          Ursa          Market       Counter       Metals         Bond         Juno
                               Fund          Fund            Fund          Fund         Fund         Fund         Fund
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Shares Purchased        188,794,994   276,476,043   4,139,232,212   168,346,003   87,901,045   19,714,470   25,594,613
Dividend Reinvestment             0             0       7,466,821       108,337            0       97,996            0
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Total Purchased         188,794,994   276,476,043   4,146,699,033   168,454,340   87,901,045   19,812,466   25,594,613
Shares Redeemed        (179,799,246) (265,490,770) (4,276,965,783) (170,312,258) (88,544,497) (18,040,885) (24,076,731)
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Net Shares Purchased
 (Redeemed)               8,995,748    10,985,273    (130,266,750)   (1,857,918)    (643,452)   1,771,581    1,517,882
                       ============  ============  ==============  ============  ===========  ===========  ===========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the year ended June 30, 1996 were:

                                                            U.S.
                                                      Government                                        U.S.
                                                           Money       Over-the-      Precious    Government
                            Nova            Ursa          Market         Counter        Metals          Bond          Juno
                            Fund            Fund            Fund            Fund          Fund          Fund          Fund
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares Purchased  $2,653,475,866  $2,245,867,707  $4,139,232,212  $2,261,882,356  $836,754,933  $189,414,530  $233,349,428
Purchased
 through
 Dividend
 Reinvestment                  0               0       7,466,821       1,413,792             0       879,023             0
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total Purchased    2,653,475,866   2,245,867,707   4,146,699,033   2,263,296,148   836,754,933   190,293,553   233,349,428
Shares Redeemed   (2,520,809,754) (2,153,598,241) (4,276,965,780) (2,281,519,960) (836,741,911) (174,392,765) (217,249,381)
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 Purchased/
 (Redeemed)       $  132,666,112  $   92,269,466  $ (130,266,747) $  (18,223,812) $     13,022  $ 15,900,788  $ 16,100,047
                  ==============  ==============  ==============  ==============  ============  ============  ============

9. OPTION CONTRACTS WRITTEN

During the period ended March 31, 1997 the Trust wrote the following contracts:

Call Options Written:

                                          Nova Fund                  Ursa Fund
                             ----------------------  -------------------------
                             Number of      Initial  Number of         Initial
                             Contracts     Premiums  Contracts        Premiums
                             --------- ------------  --------- ---------------
Outstanding at Beginning of
 Period                            0   $          0     6,000  $   194,132,927
Options Written                7,222    274,895,042    38,800    1,765,889,584
Options Terminated            (3,222)   (90,218,598)  (24,800)  (1,062,894,217)
                              ------   ------------   -------  ---------------
Outstanding at End of Pe-
 riod                          4,000   $184,676,444    20,000  $   897,128,294
                              ======   ============   =======  ===============

Put Options Written:

                                                                                                 Precious Metals
                                    Nova Fund               Ursa Fund  Over-the-Counter fund                Fund
                       ----------------------  ----------------------  ---------------------  ------------------
                       Number of      Initial  Number of      Initial  Number of     Initial  Number of  Initial
                       Contracts     Premiums  Contracts     Premiums  Contracts    Premiums  Contracts Premiums
                       --------- ------------  --------- ------------  --------- -----------  --------- --------
Outstanding at
 Beginning of Period         0   $          0        0   $          0       37   $    88,577      20    $  9,189
Options Written          1,200     10,068,500    1,600     14,708,000    1,611     2,801,807     100      42,136
Options Terminated      (1,200)   (10,068,500)  (1,600)   (14,708,000)  (1,617)   (2,686,934)   (120)    (51,325)
                        ------   ------------   ------   ------------   ------   -----------    ----    --------
Outstanding at End of
 Period                      0   $          0        0   $          0       31   $   203,450       0    $      0
                        ======   ============   ======   ============   ======   ===========    ====    ========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. NET ASSETS

At March 31, 1997, net assets consisted of:

                                                                           U.S.
                                                                     Government
                                                                          Money
                                         Nova Fund      Ursa Fund   Market Fund
                                      ------------  -------------  ------------
Paid-In-Capital                       $179,428,969  $ 696,706,717  $283,515,523
Undistributed Net Investment Income              0      1,039,285        37,303
Accumulated Net Realized Gain (Loss)
 on Investments                         12,236,998   (144,140,380)            0
Net Unrealized Appreciation
 (Depreciation) on Investments,
 Options and Futures Contracts          (9,736,269)    28,681,890             0
                                      ------------  -------------  ------------
Net Assets                            $181,929,698  $ 582,287,512  $283,552,826
                                      ============  =============  ============

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            Over-the-     Precious        U.S.                      High
                              Counter       Metals  Government         Juno        Yield
                                 Fund         Fund   Bond Fund         Fund         Fund
                          -----------  -----------  ----------  -----------  -----------
Paid-In-Capital           $67,263,264  $43,566,617  $4,118,999  $36,461,968  $10,854,715
Undistributed Net
 Investment Income            514,668            0      16,220      100,975            0
Distribution in Excess
 of Net Investment
 Income                             0       (2,035)          0            0            0
Accumulated Net Realized
 Loss on Investments      (22,406,539) (19,609,610)   (776,212)  (4,684,713)     (95,444)
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments, Options
 and Futures Contracts      6,906,805     (274,833)    (57,355)     699,035     (241,600)
                          -----------  -----------  ----------  -----------  -----------
Net Assets                $52,278,198  $23,680,139  $3,301,652  $32,577,265  $10,517,671
                          ===========  ===========  ==========  ===========  ===========

* Realized capital gains differ for financial statement and tax purposes primarily because of the timing of the recognition of post October 31 capital losses.

11. LOSS CARRYFORWARD--FEDERAL INCOME TAX

At March 31, 1997, for federal income tax purposes, the following funds have capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

                                       U.S.
                        Precious Government               High
Expires          Ursa     Metals       Bond       Juno   Yield
March 31         Fund       Fund       Fund       Fund    Fund
--------  ----------- ---------- ---------- ---------- -------
2003      $ 6,618,786 $        0  $      0  $        0 $     0
2004       43,168,709  4,249,968         0   3,643,317       0
2005       50,012,823    709,440   539,594     106,438  63,461

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of the Nova, Ursa, U.S. Government Money Market, Over-the-Counter, Precious Metals, U.S. Government Bond, Juno and High Yield Funds (eight of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                                   Nova Fund
                                   Juno Fund
                                   Ursa Fund
                                   OTC Fund
                                High Yield Fund
                             Precious Metals Fund
                           U.S. Government Bond Fund
                         U.S. Government Money Market



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888


                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                 MARCH 31,1997



                         Nova Fund
                         Juno Fund
                         Ursa Fund
                         OTC Fund
                         High Yield Fund
                         Precious Metals Fund
                         U.S. Government Bond Fund
                         U.S. Government Money Market

                         [LOGO OF RYDEX APPEARS HERE]

                        Institutional Money Market Fund


                           The First Family of Funds

                           Designed for Professional
                                 Money Managers


                                 ANNUAL REPORT
                                 MARCH 31, 1997


                               RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                         (301) 468-8520  (800) 820-0888

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                               Face Market Value
                                                             Amount     (Note 1)
                                                         ---------- ------------
COMMERCIAL PAPER 6.9%
American Express Credit Corporation 5.30% 4/14/97        $1,000,000 $    998,086
Ford Motor Credit Company 5.34% 4/04/97                   1,000,000      999,555
Ford Motor Credit Company 5.30% 4/10/97                   1,000,000      998,675
General Electric Credit Corporation 5.28% 4/03/97         1,000,000      999,707
General Electric Credit Corporation 5.32% 4/03/97         1,000,000      999,704
General Motor Acceptance Corporation 5.31% 4/07/97        1,000,000      999,115
IBM Credit Corporation 5.25% 4/02/97                      1,000,000      999,854
                                                                    ------------
  Total Commercial Paper (Cost $6,994,696)                             6,994,696
                                                                    ------------
FEDERAL AGENCY DISCOUNT NOTES 73.6%
Federal Farm Credit Administration 5.24% 4/29/97          1,000,000      995,924
Federal Home Loan Mortgage Corporation 5.48% 4/01/97      5,000,000    5,000,000
Federal Home Loan Mortgage Corporation 5.47% 4/02/97     15,000,000   14,997,721
Federal Home Loan Mortgage Corporation 5.55% 4/02/97      5,000,000    4,999,229
Federal Home Loan Mortgage Corporation 5.50% 4/03/97      5,000,000    4,998,472
Federal Home Loan Mortgage Corporation 5.50% 4/03/97     20,000,000   19,993,889
Federal Home Loan Mortgage Corporation 5.46% 4/04/97     10,000,000    9,995,450
Federal Home Loan Mortgage Corporation 5.24% 4/09/97      1,000,000      998,836
Federal Home Loan Mortgage Corporation 5.35% 4/15/97      1,000,000      997,919
Federal Home Loan Mortgage Corporation 5.28% 4/18/97      1,000,000      997,507
Federal National Mortgage Association 5.49% 4/10/97      10,000,000    9,986,275
Federal National Mortgage Association 5.45% 4/11/97       1,000,000      998,486
                                                                    ------------
  Total Federal Agency Discount Notes (Cost $74,959,708)              74,959,708
                                                                    ------------
REPURCHASE AGREEMENT 19.5%
Repurchase Agreement collaterized by U.S. Treasury
 Obligations 6.25% 4/01/97 (Cost $19,900,000)            19,900,000   19,900,000
                                                                    ------------
  Total Investments 100% (Cost $101,854,404)                        $101,854,404
                                                                    ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

ASSETS
 Securities at Value (Note 1)--See Accompanying Schedule $101,854,404
 Investment Income Receivable                                   4,173
 Cash in Custodian Bank                                        36,088
 Receivable for Shares Purchased                           11,866,898
 Unamortized Organization Costs (Note 1)                       52,711
 Other Assets                                                   4,799
                                                         ------------
  Total Assets                                            113,819,073
                                                         ------------
LIABILITIES
 Distribution Fee Payable                                      23,146
 Payable for Shares Redeemed                                3,342,825
 Investment Advisory Fee Payable                               36,271
 Transfer Agent Fee Payable                                    14,982
 Organization Expense Payable to Advisor                       60,819
 Other Liabilities                                             25,087
                                                         ------------
  Total Liabilities                                         3,503,130
                                                         ------------
NET ASSETS                                               $110,315,943
                                                         ============
Shares Outstanding                                        110,313,480
                                                         ============
Net Asset Value Per Share                                       $1.00
                                                                =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest                                   $1,771,126
                                            ----------
  Total Income                               1,771,126
                                            ----------
EXPENSES
 Distribution Fees                              83,673
 Advisory Fees (Note 3)                        183,504
 Transfer Agent Fees (Note 3)                   66,737
 Audit and Outside Services                     13,492
 Accounting Fees (Note 3)                       27,212
 Legal                                          20,745
 Organizational Expenses                         8,109
 Registration Fees                              10,142
 Custodian Fees                                  6,041
 Miscellaneous                                  20,610
                                            ----------
  Total Expenses                               440,265
  Custodian Fees Paid Indirectly (Note 4)        2,526
                                            ----------
  Net Expenses                                 437,739
                                            ----------
NET INVESTMENT INCOME                        1,333,387
                                            ----------
REALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             503
                                            ----------
  Total Net Realized Gain                          503
                                            ----------
Net Increase in Net Assets from Operations  $1,333,890
                                            ==========

* Commencement of Operations: July 11, 1996

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

From Investment Activities
 Net Investment Income                                         $  1,333,387
 Net Realized Gain on Investments                                       503
                                                               ------------
 Net Increase in Net Assets Resulting from Operations             1,333,890
                                                               ------------
Distributions to Shareholders
 From Net Investment Income (Note 1)                             (1,330,924)
 From Realized Gain on Investments                                     (503)
Net Increase in Net Assets Resulting from Shares Transactions
 (Note 5)                                                       110,313,480
                                                               ------------
Net Increase in Net Assets and Net Assets End of Period        $110,315,943
                                                               ============


* Commencement of Operations: July 11, 1996.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                   Period Ended March 31, 1997*

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD+                      $   1.00
                                                           --------
 Net Investment Income                                          .03
 Net Realized and Unrealized Gains on Securities                .00
                                                           --------
 Net Increase in Net Asset Value Resulting from Operations      .03
 Dividends to Shareholders from Net Investment Income          (.03)
                                                           --------
 Net Increase in Net Asset Value                                .00
                                                           --------
NET ASSET VALUE--END OF PERIOD                             $   1.00
                                                           ========
TOTAL INVESTMENT RETURN**                                     4.17%
RATIOS TO AVERAGE NET ASSETS **
 Net Expenses                                                 1.15%++
 Net Investment Income                                        3.50%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                      0%
 Net Assets, End of Period (000's omitted)                 $110,316

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.15%
* Commencement of Operations: July 11, 1996
** Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The following significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect the financial activity of the Institutional Money Market Fund for the period July 11, 1996 (Commencement of Operations) to March 31, 1997.

A. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily. Income dividends are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly.


D. The Institutional Money Market Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

E. Costs incurred by the Institutional Money Market Fund in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

F. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                              RYDEX SERIES TRUST

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31, 1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, Inc. and Prudential Securities in the joint account and the collateral therefore was as follows:

Security Type                 Range of rates    Par Value Market Value
-------------                 -------------- ------------ ------------
United States Treasury Bills   6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes   5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond    8.5%          $ 14,404,000 $ 16,756,189

3. INVESTMENT ADVISORY AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Institutional Money Market Fund pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of fifty-five one hundredths of one percent (0.55%) of the average daily net assets of the Institutional Money Market Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the Institutional Money Market Fund.

The Institutional Money Market Fund paid PADCO Service Co., Inc. $27,212 in accounting fees for the period ended March 31, 1997.

4. ACCOUNTING FOR EXPENSES

The Institutional Money Market Fund entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31,1997 were:

Shares Purchased                                              1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                            110,313,480
                                                            ---------------
Transactions in dollars for the period ended March 31,1997
 were:
Shares Purchased                                            $ 1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                        $   110,313,480
                                                            ===============

6. NET ASSETS

At March 31, 1997, net assets consisted of:

Paid-In-Capital                      $   110,313,480
Undistributed Net Investment Income            2,463
                                     ---------------
Net Assets                           $   110,315,943
                                     ===============

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statement of assets and liabilities, including the schedule of investments, of the Institutional Money Market Fund (one of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for the period July 11, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                        Institutional Money Market Fund



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888




                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                MARCH 31, 1997



                        Institutional Money Market Fund

                        Unaudited Financial Statements
                                     for
                   The Rydex High Yield Fund, a series of
                             Rydex Series Trust,
                      for the Period from April 1, 1997
                               to June 30, 1997

                              RYDEX SERIES TRUST
                          THE RYDEX HIGH YIELD FUND
                            SCHEDULE OF INVESTMENTS
                                 (Unaudited)
                                June 30, 1997


                                                          Face         Market
                                                          Amount        Value
   NON-CONVERTIBLE CORPORATE BONDS (98.9%)
   Coach USA Incorporated 9.375% due 7/01/2007                   $750,000 $755,625
   Arvin Capital 9.500% due 2/01/2027                            600,000   624,000
   NL Industries, Incorporated 11.75% due 10/15/2003             536,000   581,560
   Grupo Televisa, S.A. 11.875% due 5/15/2006                    500,000   571,250
   Anvil Knitware 10.875% due 3/15/2007                          550,000   569,250
   Hovnanian K Enterprise 11.25% due 4/15/2002                   500,000   526,875
   Supermercados Norto 10.875% due 2/09/2004                     500,000   522,500
   AMC Entertainment Incorporated 9.500% due 3/15/2009           500,000   520,000
   Petro Stopping 10.500% due 2/01/2007                          492,000   515,370
   Speciality Retailers 8.500% due 7/15/2005                     500,000   508,750
   Equimar Shipholding Limited 9.875% due 7/01/2007              500,000   506,250
   Hayes Wheels International Incorporated 9.125% due 7/15/2007  500,000   500,625
   Jacor Communications 8.750% due 6/15/2007                     500,000   492,500
   Pueblo Xtra International 9.500% due 8/01/2003                500,000   492,500
   French Fragrances Incorporated 10.375% due 5/15/2007          450,000   468,000
   D.R. Horton Incorporated 8.375% due 6/15/2004                 450,000   453,960
   Red Roof Inns Incorporated 9.625% due 12/15/2003              400,000   414,000
   WR Carpenter No Amer 10.625% due 6/15/2007                    400,000   411,520
   Chemical Leaman Corporation 10.375% due 6/15/2005             400,000   408,000
   DI Industries Incorporated 8.875% due 7/01/2007               400,000   398,500
   Safelite Glass Corporation 9.875% due 12/15/2006              350,000   374,500
   Dimon Incorporated 8.875% due 6/01/2006                       350,000   370,125
   ACME Metals, Incorporated 12.50% due 8/1/2002                 325,000   355,875
   Premier Parks 12.00% due 8/15/2003                            300,000   334,890
   Adelphia Communications Corporation 12.500% due 5/15/2002     300,000   318,000
   Sun World International 11.250% due 4/15/2004                 300,000   317,250
   Rogers Cantel, Inc. 9.375% due 6/01/2008                      300,000   316,500
   Flores & Rucks 9.75% due 10/01/2006                           300,000   313,500
   US Home Corp Sr Note 9.750% due 6/15/2003                     295,000   309,013
   Chelsea GCA Realty, Inc. 7.75% due 1/26/2001                  300,000   304,683
   Bell & Howell Company 9.250% due 7/15/2000                    355,000   366,094


                                             1


                                                                 Face       Market
                                                                 Amount     Value
   NON-CONVERTIBLE CORPORATE BONDS (Continued)

   U.S. Air, Inc. 10.0% due 7/01/2003                            295,000   302,375
   Falcon Building Products 9.500% due 6/15/2007                 300,000   298,500
   Chesapeake Energy Corporation 8.500% due 3/15/2012            300,000   279,750
   Rohr, Incorporated 11.625% due 5/15/2003                      250,000   278,750
   Jones Intercable, Incorporated 10.50% due 3/01/2008           250,000   273,750
   El Paso Electric Company 8.900% due 2/01/2006                 250,000   266,033
   Greyhound Lines 11.500% due 4/15/2007                         250,000   265,000
   Dotmar, Incorporated 9.50% due 8/01/2016                      250,000   262,500
   Roller Bearing Co America 9.625% due 6/15/2007                250,000   256,250
   Pacalta Resources Limited 10.750% due 6/15/2004               250,000   253,750
   Interpool Capital Tr 9.875% due 2/15/2027                     250,000   252,500
   Chevy Chase F.S.B. 9.250% due 12/01/2008                      250,000   250,625
   Time Warner Incorporated 7.480% due 1/15/2008                 250,000   248,618
   Lenfest Communications, Incorporated 8.375% due 11/01/2005    250,000   246,250
   Motors and Gears, Inc. 10.75% due 11/15/2006                  210,000   219,975
   Dime Bancorp, Incorporated 10.50% due 11/15/2005              200,000   217,000
   Cal Energy Company Incorporated 9.500% due 9/15/2006          200,000   213,086
   Westminster Resources, LTD. 11.0% due 3/15/2007               200,000   209,000
   Grand Casinos, Incorporated 10.125% due 12/01/2003            200,000   208,000
   Navistar Financial Corporation 9.000% due 6/01/2002           200,000   205,760
   Leiner Health Products 9.625% due 7/10/2007                   200,000   204,000
   Tenet Healthcare Corporation 8.625% due 1/15/2007             200,000   204,000
   Energy Corporated of America 9.500% due 5/15/2007             200,000   202,000
   Forcenergy Incorporated 8.500% due 2/15/2007                  200,000   195,000
   Sprint Spectrum L.P. 11.000% due 8/15/2006                    150,000   166,125
   Cliffs Drilling Company 10.25% due 5/15/2003                  150,000   159,750
   Bethlehem Steel Corporation 10.375% due 9/01/2003             150,000   156,000
   Titan Wheel International, Incorporated 8.75% due 4/01/2007   150,000   153,000
   Owens-Illinois Incorporated 7.850% due 5/15/2004              150,000   152,339
   Century Communications Corporation 9.750% due 2/15/2002       125,000   130,314
   Exide Corporation 10.0% due 4/15/2005                         125,000   129,375
   Smiths Food and Drug Centers 11.25% due 5/15/2007             100,000   117,000
   Dominick's Finer Foods, Incorporated 10.875% due 5/01/2005    117,000   110,000
   Ocwen Federal Bank FSB 12.000% due 6/15/2005                  100,000   109,750
   Grand Union Company 12.0% due 9/01/2004                       150,000   109,500
   AMF Group, Inc. 10.875% due 3/15/2006                         100,000   108,000
   MDC Holdings Senior 11.125% due 12/15/2003                    100,000   108,000
   Noble Drilling Corporation 9.125% due 7/01/2006               100,000   108,000
   Rogers Cablesystems, LTD 10.0% due 3/15/2005                  100,000   108,000
   American Standard 9.875% due 6/01/2001                        100,000   106,000
   Healthsouth Rehabilitiation Corporation 9.50% due 4/01/2001   100,000   105,000
   Weirton Steel Corporation 10.75% due 6/01/2005                100,000   105,000
   McDermott Incorporated 9.375% due 3/15/2002                   100,000   104,849
   Vicap SA 11.375% due 5/15/2007                                100,000   104,625
   Pride Petro Services 9.375% due 5/01/2007                     100,000   104,500
   Westpoint Stevens, Incorporated 9.375% due 12/15/2005         100,000   104,500

                                             2


                                                                 Face       Market
                                                                 Amount     Value
   NON-CONVERTIBLE CORPORATE BONDS (Continued)
   La Quita Inns Incorporated 9.250% due 5/15/2003               100,000   103,750
   Newport News Shipbuilding 8.625% due 12/01/2006               100,000   103,500
   Petroleos Mexicanos 9.000% due 6/01/2007                      100,000   102,000
   Northwest Airlines Corporation 8.70% due 3/15/2007            100,000   101,900
   Digital Equipment Corporation 8.625% due 11/01/2012           100,000   101,653
   Transportacion Maritima Mex-Sp 10.0% due 11/15/2006           100,000   101,630
   Barret Res Corporation 7.550% due 2/01/2007                   100,000   101,500
   Hollinger International Publishing, Incorporated 8.625%
    due 3/15/2005                                                100,000   101,250
   Wilshire Financial Services 13.0% due 1/01/2004               100,000   101,250
   Granite Broadcasting Corporation 10.375% due 5/15/2005        100,000   101,000
   360 Communications Company 7.125% due 3/01/2003               100,000   99,449
   Bankunited Capital Trust 10.25% due 12/31/2026                100,000   99,250
   Viacom Incorporated 6.750% due 1/15/2003                      100,000   96,160
   Manor Care Incorporated 9.500% due 11/15/2002                  90,000   94,275
   Kmart Corporation Debenture 8.375% due 7/01/2022              100,000   91,000
   Gulf Canada Resources, LTD. 9.25% due 1/15/2004                 75,000   78,563
   Fort Howard Corporation 8.25% due 2/01/2002                    75,000   78,375
   Falcon Drilling Company 8.875% due 3/15/2003                   75,000   75,937
   Telefonica De Argentina SA 11.875% due 11/01/2004              50,000   59,750
   Cablevision Systems Corporation 9.875% due 5/15/2006           50,000   53,250
   Worldcom Incorporated 7.750% due 4/01/2007                     50,000   51,134
   AK Steel Corporation 9.125% due 12/15/2006                     50,000   51,000
   North Atlantic Trading 11.00% due 6/15/2004                    50,000   51,000
   CMS Energy Company Incorporated 8.125% due 5/15/2002           50,000   50,486
   CONN LT & PWR - CAPM 7.875% due 6/01/2001                      50,000   50,275
   Borg-Warner Security CP 9.625% due 3/15/2007                   50,000   50,250
   Copene-Petroquimica do Nordeste 9.000% due 6/25/2007           50,000   49,750
   Paging Network, Inc. 8.875% due 2/01/2006                      50,000   45,500
   Envirotest Systems S Corporation 9.625% due 4/01/2003          50,000   42,250
   Westinghouse Electric 8.875% due 6/01/2001                     40,000   41,876

   NON-CONVERTIBLE CORPORATE BONDS (Continued)
   Total Non-Convertible Corporate Bonds
      (Cost $24,877,535)                                             $25,124,027


                                           3


   COMMON STOCKS (0.1%)                                      Face        Market
                                                             Amount      Value
   Maximus, Inc.                                             $ 10,000     $180,000
   Ocwen Asset Investment Corporation                           5,000     101,250
   Colonial Downs Holdings- CLA                                15,000      97,500


   Total Common Stocks (Cost $142,500)                                 $  378,750

   REPURCHASE AGREEMENTS (13.0%)
                                                             Face        Market
                                                             Amount      Value
   Repurchase Agreement Collateralized
    by U.S. Treasury Obligations - 5.95% due
    7/01/97                                                  $ 600,000   $ 600,000

   TOTAL INVESTMENTS (Cost $25,860,035)                                $26,102,777

                            RYDEX SERIES TRUST
                        THE RYDEX HIGH YIELD FUND
                   STATEMENT OF ASSETS AND LIABILITIES
                                (Unaudited)

                              June 30, 1997


      ASSETS
        Securities at Value--See                       $ 26,102,776
          Accompanying Schedules                          3,454,560
        Receivable for Securities Purchased                  13,000
        Receivable for Fund Shares Sold                           0
        Receivable from Advisor                             514,264
        Investment Income Receivable                          3,087
        Cash in Custodian Bank                                    0
        Cash on Deposit with Broker                               0
        Receivable for Shares Purchased                      39,423
        Unamortized Organization Costs                          572
        Other Assets

          Total Assets                                  $30,127,683

      LIABILITIES
        Payable for Securities Purchased                    200,125
        Liability for Shares Redeemed                     4,825,720
        Income Dividend Payable                              94,485
        Distribution Fee Payable                                  0
        Investment Advisory Fee Payable                      26,638
        Transfer Agent Fee Payable                            7,104
        Organization Expense Payable to
          Advisor                                            43,795
        Other Liabilities                                     6,661

          Total Liabilities                               5,204,528
      NET ASSETS                                        $24,923,155

      Shares Outstanding                                  2,638,282

      Net Asset Per Share                                     $9.45


                            RYDEX SERIES TRUST
                        THE RYDEX HIGH YIELD FUND
                         STATEMENT OF OPERATIONS
                               (Unaudited)

                      April 1, 1997 to June 30, 1997

      INVESTMENT INCOME                                      $641,440
        Interest                                                    0
        Dividends                                               3,733
        Miscellaneous
                                                              645,173
          Total Income

      EXPENSES
        12b-1 Distribution Fees                                18,806
        Advisory Fees                                          56,417
        Transfer Agent Fees                                    15,045
        Audit and Outside Services                                166
        Accounting Fees                                         4,341
        Legal                                                     475
        Organizational Expenses                                 2,182
        Registration Fees                                       4,590
        Custodian Fees                                          5,880

          Total Expenses                                      107,902
          Custodian Fees Paid Indirectly                          437
          Less Expenses Reimbursed by
            Investment Advisor                                      0

          Net Expenses                                        107,465

        Net Investment Income (Loss)                         $537,708

      REALIZED AND UNREALIZED GAIN
        (LOSS) ON INVESTMENTS
      Net Realized Gain (Loss) on:
        Investment Securities                                  86,526
        Written Options
        Futures Contracts
        Securities Sold Short
          Total Net Realized Gain (Loss)                       86,526
        Net Change in Unrealized Appreciation
          (Depreciation) on Investments, Options
          and Futures Contracts                               484,342

          Net Gain (Loss) on Investments                      570,868

      Net Increase (Decrease) in Net Assets
        from Operations                                    $1,108,576

                            RYDEX SERIES TRUST
                        THE RYDEX HIGH YIELD FUND
                    STATEMENT OF CHANGES IN NET ASSETS
                               (Unaudited)

                      April 1, 1997 to June 30, 1997



      From Investment Activities                            $ 537,708
        Net Investment Income                                  86,526
        Net Realized Gain on Investments
        Net Change in Unrealized Appreciation                 484,342
            (Depreciation) of Investment

        Net Increase (Decrease) in Net Asset                1,108,576
           from Operations
        Distributions to Shareholders                       (537,662)
          From Net Investment Income                                0
          From Realized Gain on Investments
        Net Increase in Net Assets from Shares             13,834,570
          Transactions
                                                           14,405,484
          Net Increase in Net Assets
                                                           10,517,671
        NET ASSETS--Beginning of Period
                                                          $24,923,155
        NET ASSETS--End of Period



                            RYDEX SERIES TRUST
                        THE RYDEX HIGH YIELD FUND
                           FINANCIAL HIGHLIGHTS
                               (Unaudited)

                      April 1, 1997 to June 30,1997


      Per Share Operating Performance:+                              $     9.81
      Net Asset Value -- Beginning of Period

         Net Investment Income                                             0.29
         Net Realized and Unrealized Gains on Securities                   0.16

         Net Increase in Net Asset Value Resulting from                    0.45
         Operations                                                      (0.29)
         Dividends to Shareholders from Net Investment Income               0.0
         Distributions to Shareholders from Net Realized
      Capital Gain
         Net Increase in Net Asset Value                                   0.16

      Net Asset Value -- End of Period                           $         9.97
      Total Investment Return**                                           6.89%

      Ratios to Average Net Assets**
         Net Expenses                                                   0.76%++
         Net Investment Income                                            3.80%

      Supplementary Data
         Portfolio Turnover Rate***                                     440.71%
         Net Assets, End of Period (000's omitted)                   $   24,923

   --------------------------

     + The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the period.
     ++   The annualized ratio of gross expenses to average net
          assets is 0.76%.
     * Commencement of Operations: January 3, 1997. The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31.
     **   Annualized.
     *** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

                     Statement of Additional Information

                                      of

                  The Rydex Institutional Money Market Fund

                              RYDEX SERIES TRUST
                    RYDEX INSTITUTIONAL MONEY MARKET FUND


          6116 Executive Boulevard, Suite 400, Rockville, Maryland
       20852
                       (800) 820-0888   (301) 468-8520


                     STATEMENT OF ADDITIONAL INFORMATION


       The Rydex Institutional Money Market Fund (the "Fund") is a diversified series of the Rydex Series Trust, an open-end management investment company (the "Trust"). The investment objectives of the Fund are security of principal, high current income, and liquidity consistent with preservation of capital. In attempting to achieve its objectives, the Fund will invest primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S.
       Government, its agencies or instrumentalities, as well as in repurchase agreements secured by such securities and in bank money market instruments and commercial paper. The Fund is part of the Rydex Group of Funds, which is designed for professional money managers and knowledgeable investors who intend to invest in the Rydex Group of Funds as part of an asset-allocation or market-timing investment strategy.

       The securities of the Fund are not deposits or obligations of any bank, and are not endorsed or guaranteed by any bank, and an investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. Government. The Fund seeks to maintain a constant $1.00 net asset value per share, although this cannot be assured.

       This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Fund's Prospectus, dated August 1, 1997. A copy of the Fund's Prospectus may be obtained without charge by writing or telephoning the Fund.

       The date  of this Statement of Additional Information is August
       1, 1997.

                     STATEMENT OF ADDITIONAL INFORMATION

                              TABLE OF CONTENTS


                                                 Page


       THE RYDEX FUNDS................................3

       INVESTMENT POLICIES AND TECHNIQUES.............3

       INVESTMENT RESTRICTIONS........................5

       PORTFOLIO TRANSACTIONS.........................6

       MANAGEMENT OF THE TRUST........................7

       DISTRIBUTION PLAN.............................11

       PRINCIPAL HOLDERS OF SECURITIES...............12

       DETERMINATION OF NET ASSET VALUE..............13

       INFORMATION ON COMPUTATION OF YIELD...........15

       DIVIDENDS, DISTRIBUTIONS, AND TAXES.......... 16

       AUDITORS AND CUSTODIAN....................... 17

       FINANCIAL STATEMENTS..........................17

       THE RYDEX FUNDS

       The Trust is an open-end management investment company, and currently is composed of nine separate series, including The Rydex Institutional Money Market Fund, The Nova Fund, The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, The Rydex U.S. Government Money Market Fund and The Rydex High Yield Fund (collectively, the "Rydex Funds"); other separate Rydex Funds may be added in the future. Shares of any Rydex Fund may be exchanged, without any charge, for shares of any other Rydex Fund on the basis of the respective net asset values of the shares involved; provided, that, in connection with exchanges for shares of the Rydex Institutional Money Market Fund, certain minimum investment levels are maintained. Copies of the separate Prospectuses and Statements of Additional Information for the Rydex Funds other than the Rydex Institutional Money Market Fund are available, without charge, upon request to the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or by telephoning the Trust at
       (800) 820-0888 or (301) 468-8520.

       INVESTMENT POLICIES AND TECHNIQUES

       General
       Reference is made to the sections entitled "Investment Objectives and Policies" in the Fund's Prospectus for a discussion of the investment objectives and policies of the Fund. In addition, set forth below is further information relating to the Fund. Portfolio management is provided to the Fund by the Trust's investment adviser, PADCO Advisors, Inc., a Maryland corporation with offices at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Advisor").

       The investment strategies of the Fund discussed below, and as discussed in the Fund's Prospectus, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund. The Fund is free to reduce or eliminate the Fund's activity in any of those areas without changing the Fund's fundamental investment policies. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

       U.S. Government Securities
       The Fund invests primarily in money market instruments which are issued or guaranteed, as to principal and interest, by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, Government National Mortgage

       Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the Federal agency, while other obligations issued by or guaranteed by Federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. Government provides financial support to such U.S. Government-sponsored Federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity. The Fund will invest in U.S. Government Securities only when the Advisor is satisfied that the credit risk with respect to the issuer is minimal.

       Repurchase Agreements
       As discussed in the Fund's Prospectus, the Fund may enter into repurchase agreements with financial institutions. The Fund follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 10% of its net assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Advisor, liquidity or other considerations so warrant.

       When-Issued and Delayed Delivery Securities
       As discussed in the Fund's Prospectus, the Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). At the time the Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, of such security in determining the Fund's net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. The Fund will also establish a segregated account with its custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. The Fund does not believe that the Fund's net asset value or income will be adversely affected by the Fund's purchase of securities on a when-issued or delayed delivery basis.

       The foregoing strategies, and those discussed in the Fund's Prospectus under the heading "Investment Objectives and Policies," may subject the Fund to the effects of interest rate fluctuations to a greater extent than would occur if such strategies were not used. While these strategies may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the Fund, the Fund will be free to reduce or eliminate its activity in any of those areas without changing its fundamental investment policies. Certain provisions of the Internal Revenue Code, related regulations, and rulings of the Internal Revenue Service may also have the effect of reducing the extent to which the previously-cited techniques may be used by the Fund, either individually or in combination. Furthermore, there is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund's objectives.

       Illiquid Securities
       While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered ("restricted securities") under the Securities Act of 1933, as amended (the "1933 Act"), but which can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act. The Fund will not invest more than 10% of the Fund's net assets in illiquid securities. The Fund will adhere to a more restrictive limitation on the Fund's investment in illiquid securities as required by the securities laws of those jurisdictions where shares of the Fund are registered for sale. The term "illiquid securities" for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the "Commission"), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for over-the-counter options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the Federal securities laws. The Fund may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on net asset value.

       Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a "safe harbor" from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and other meet selection criteria, the Fund may make such investments. Whether or not such securities are "illiquid" depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, the trustees may delegate this function to an investment adviser. The trustees of the Trust (the "Trustees) have delegated this responsibility for determining the liquidity of Rule 144A restricted securities which may be invested in by the Fund to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security which was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund's liquidity.

       INVESTMENT RESTRICTIONS

       As described in the section of the Fund's Prospectus entitled "Investment Objectives and Policies," the Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a "majority" of the outstanding shares of the Fund, as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The term "majority" is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the series present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the series. (All policies of the Fund not specifically identified in this Statement of Additional Information or the Fund's Prospectus as fundamental may be changed without a vote of the shareholders of the Fund.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require the elimination of any security from the Fund's portfolio.

       These restrictions provide that the Fund may not:

       1. Borrow money, except (i) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 5% of the value of its total assets from a bank or (ii) in an amount up to one-third of the value of its total assets, including the amount borrowed, in order to meet redemption requests without immediately selling portfolio instruments. This provision is not for investment leverage but solely to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.

       2. Mortgage, pledge, or hypothecate its assets except to secure permitted borrowings. In those cases, the Fund may mortgage, pledge, or hypothecate assets having a market value not exceeding the lesser of the dollar amounts borrowed or 15% of the value of total assets at the time of the borrowing.

       3. Issue senior securities, except as permitted by its investment objectives and policies.

       4.   Write or purchase put or call options.

       5.   Underwrite the securities of another issuer.

       6. Purchase, hold, or deal in real estate or oil and gas interests, although the Fund may purchase and sell securities that are secured by real estate or interests therein and may purchase mortgage-related securities and may hold and sell real estate acquired for the Fund as a result of the ownership of securities.

       7. Make loans to others except through the purchase of qualified debt obligations, loans of portfolio securities and entry into repurchase agreements.

       8. Make short sales of portfolio securities or purchase any portfolio securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

       9. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation, acquisition of assets or plan of reorganization.

       10. Lend its portfolio securities in excess of 15% of its total assets. Any loans of portfolio securities will be made according to guidelines established by the trustees of the Trust, including maintenance of cash collateral of the borrower equal at all times to the current market value of the securities loaned.

       The Fund has no present intention to borrow money or pledge assets in excess of 5% of the value of its net assets. Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.

       PORTFOLIO TRANSACTIONS

       Subject to the general supervision by the Trustees, and in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, the Advisor is responsible for decisions to buy and sell securities for each of the Rydex Funds (including the Fund) and the selection of brokers and dealers to effect the transactions. In seeking to implement the Fund's policies, the Advisor effects transactions with those brokers and dealers who the Advisor believes provide the most favorable prices and are capable of providing efficient executions.

       The Advisor may serve as an investment manager to a number of clients, including other investment companies. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the Rydex Funds and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the Rydex Funds and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the Rydex Funds and the other client accounts.

       Purchases and sales of U.S. Government Securities are normally transacted through issuers, underwriters, or major dealers in U.S. Government Securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

       Portfolio turnover rate is defined as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, it is anticipated that the Fund's policy of investing in government securities with remaining maturities of less than one year will not result in a quantifiable portfolio turnover rate. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales or maturities of such securities will be substantial. Nevertheless, as brokerage commissions are not normally charged on purchases and sales of these securities, the large number of these transactions does not have an adverse effect upon the net yield and net asset value of the shares of the Fund.


       The Fund commenced operations on July 11, 1996. For the period from the commencement of operations to March 31, 1997, total brokerage commissions paid by the Fund amounted to $0.

       MANAGEMENT OF THE TRUST

       The Trustees are responsible for the general supervision of the Trust's business. The day-to-day operations of the Trust are the responsibilities of the Trust's officers. The names and addresses (and ages) of the Trustees and the officers of the Trust and the officers of the Advisor, together with information as to their principal business occupations during the past five years, are set forth below. Fees and expenses for non-interested Trustees will be paid by the Trust.

       Trustees

       *Albert P. Viragh, Jr. (56)

            Chairman of the Board of Trustees and President of the Trust; Chairman of the Board, President, and Treasurer of PADCO Advisors, Inc., investment adviser to the Trust, 1993 to present; Chairman of the Board, President, and Treasurer of PADCO Service Company, Inc., shareholder and transfer agent servicer to the Trust, 1993 to present; Chairman of the Board of Managers of the Rydex Advisor Variable Annuity Account (the "Separate Account"), a separate account of Great American Reserve Insurance Company, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Chairman of the Board, President, and Treasurer of PADCO Financial Services, Inc., a registered broker-dealer firm and the distributor of the shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, each a series of the Trust, 1996 to present; Vice President of Rushmore Investment Advisors Ltd., a registered investment adviser, 1985 to 1993. Address:
            6116 Executive Boulevard, Suite 400, Rockville, Maryland
            20852.

       Corey A. Colehour (51)

            Trustee of the Trust; Manager of the Separate Account, 1996 to present; Senior Vice President of Marketing of Schield Management Company, a registered investment adviser, 1985 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       J. Kenneth Dalton (57)

            Trustee of the Trust; Manager of the Separate Account, 1996 to present; Mortgage Banking Consultant and
            Investor, The Dalton Group, April 1995 to present;
            President, CRAM Mortgage Group, Inc. 1966 to April 1995.
            Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       Roger Somers (53)

            Trustee of the Trust; Manager of the Separate Account, 1996 to present; President, Arrow Limousine, 1963 to present. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       Officers

       Robert M. Steele (38)

            Secretary and Vice President of the Trust; Vice President of PADCO Advisors, Inc., investment adviser to the Trust, 1994 to present; Secretary and Vice President of the Separate Account, 1996 to present; Vice President of PADCO Advisors II, Inc., investment adviser to the Separate Account, 1996 to present; Vice President of The Boston Company, Inc., an institutional money management firm, 1987 to 1994. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       Carl G. Verboncoeur (44)

            Vice President of Operations of the Trust; Vice President of Operations of the Separate Account, 1997 to present; Senior Vice President, Crestar Bank, 1995 to 1997; Senior Vice President, Crestar Asset Management Company, a registered investment adviser, 1993 to 1995; Vice President Perpetual Savings Bank, 1987 to 1993. Address:
            6116 Executive Boulevard, Suite 400, Rockville, Maryland
            20852.

       Michael P.  Byrum (27)

            Assistant Secretary of the Trust; Employee and senior portfolio manager of PADCO Advisors, Inc., 1993 to present; portfolio manager of The Ursa Fund (since 1996), The Rydex Precious Metals Fund (since 1993), The Rydex U.S. Government Money Market Fund (since 1993), and The Rydex Institutional Money Market Fund (since 1996), each a series of the Trust; Assistant Secretary of the Separate Account, 1996 to present; Employee of PADCO Advisors II, Inc., investment adviser to the Separate Account; Investment Representative, Money Management Associates, a registered investment adviser, 1992 to 1993; Student, Miami University, of Oxford, Ohio (B.A., Business Administration, 1992). Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       Victor J. Edgar (36)

            Controller of the Trust; Controller of the Separate Account, 1996 to the present; Controller to PADCO Service Company, Inc., the shareholder and transfer agent servicer for the Trust, 1994 to the present; Controller of PADCO Financial Services, Inc., a registered broker-dealer firm and the distributor of shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, 1996 to present; Assistant Controller for the

            Rushmore Group, a mutual fund complex, 1989 to 1994.
            Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       Sothara Chin (31)

            Compliance Officer of the Trust; Compliance Officer of PADCO Advisors, Inc., investment advisor of the Trust, 1996 to present; Compliance Officer of the Separate Account, 1996 to present; Compliance Officer of PADCO Advisors II, Inc., investment adviser to the Separate Account Compliance Officer of PADCO Service Company, Inc., the Trust's shareholder and transfer agent servicer, 1996 to present; Compliance Officer of PADCO Financial Services, Inc., a registered broker-dealer and distributor of shares of the Rydex Institutional Money Market Fund and the Rydex High Yield Fund, 1996 to present; Compliance Officer, USLICO, an insurance company, 1990 to 1996. Address: 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.
       _________________________

       * This Trustee is deemed to be an "interested person" of the Trust, within the meaning of Section 2(a)(19) of the 1940 Act, inasmuch as this person is affiliated with the Advisor, as described herein.

       The Advisory Agreement

       Under an investment advisory agreement with the Advisor, dated May 14, 1993, and amended on November 2, 1993, December 13, 1994, March 8, 1996, and September 25, 1996, the Advisor serves as the investment adviser for each series of the Trust and provides investment advice to the Funds and oversees the day-to-day operations of the Funds, subject to direction and control by the Trustees and the officers of the Trust. The Trust currently is composed of nine separate series, the Nova Fund, the Ursa Fund, the Rydex OTC Fund, the Rydex Precious Metals Fund, the Rydex U.S. Government Bond Fund, the Juno Fund, The Rydex High Yield Fund, the Rydex U.S. Government Money Market Fund, and the Rydex Institutional Money Market Fund; other separate series may be added in the future. As of March 31, 1997, net Trust assets under management of the Advisor were approximately $1.28 billion, and as of March 31, 1997, net Fund assets under management of the Advisor were approximately $110.8 million. Pursuant to the advisory agreement, the Fund pays the Advisor a fee at an annual rate based on 0.55% of the net assets of the Fund. The Fund commenced operations on July 11, 1996. For the period from July 11, 1996 to March 31, 1997, total management fees expensed by the Fund to the Advisor amounted to $183,504.

       The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the Fund's investment objectives, policies, and limitations, subject to the general supervision and control of the officers of the Trust and the Trustees. The Advisor bears all costs associated with providing these advisory services. The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pays all distribution costs for Fund shares.

       The Advisor, which has its office at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, was incorporated in the State of Maryland on February 5, 1993. Albert P. Viragh, Jr., the Chairman of the Board of Trustees and the President of the Advisor, owns a controlling interest in the Advisor.

       The Service Agreement

       General administrative, shareholder, dividend disbursement, transfer agent, and registrar services are provided to the Trust and the Fund by PADCO Service Company, Inc., 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852 (the "Servicer"), subject to the general supervision and control of the Trustees and the officers of the Trust, pursuant to a service agreement between the Trust and the Servicer, dated September 19, 1995 and as amended on March 8, 1996 and also amended on September 25, 1996. The Servicer is wholly-owned by Albert P. Viragh, Jr., who is the Chairman of the Board and the President of the Trust and the sole controlling person and majority owner of the Advisor.

       Under the service agreement with the Servicer, the Fund pays the Servicer an annual fee based on 0.20% of the net assets of the Fund. For the period from July 11, 1996 to March 31, 1997, total service fees expensed by the Fund to the Servicer amounted to $66,737. Under the service agreement, the Servicer provides the Fund with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of all reports, registration statements, proxy statements, and all other materials required to be filed or furnished by the Fund under Federal and state securities laws. The Servicer also maintains the shareholder account records for the Fund, distributes dividends and distributions payable by the Fund, and produces statements with respect to account activity for the Fund and its shareholders. The Servicer pays all fees and expenses that are directly related to the services provided by the Servicer to the Fund; the Fund reimburses the Servicer for all fees and expenses incurred by the Servicer which are not directly related to the services the Servicer provides to the Fund under the service agreement.

       The Distribution Plan

       Pursuant to the Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, (the "Distribution Plan") the Fund is provided certain distribution services by PADCO Financial Services, Inc. (the "Distributor"), 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, subject to the general supervision and control of the Trustees and the officers of the Trust. Under the Distribution Plan, dated March 8, 1996, the Fund reimburses the Distributor for a portion of the Distributor's costs incurred in distributing the shares of the Fund at an annualized rate not to exceed 0.25% of the average daily net assets of the Fund. For further information concerning the Distribution Plan for the Fund, see, "Distribution Plan," below.

       Costs and Expenses

       The Fund bears all expenses of its operations other than those assumed by the Advisor or the Servicer. Fund expenses include: the management fee; the servicing fee (including administrative, transfer agent, and shareholder servicing fees); payments to be made by the Fund to the Distributor under the Distribution Plan; custodian and accounting fees and expenses; legal and auditing fees; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; non-interested trustees' fees and expenses; the costs and expenses of redeeming shares of the Fund; fees and expenses paid to any securities pricing organization; dues and expenses associated with membership in any mutual fund organization; and costs for incoming telephone WATTS lines. In addition, each of the nine Rydex Funds, including the Fund, pays an equal portion of the Trustee fees and expenses for attendance at Trustee meetings for the Trustees of the Trust who are not affiliated with or interested persons of the Advisor.

       For the period from the respective commencement of operations to March 31, 1997, the total expenses of Fund operations borne by the Fund, other than those expenses assumed or reimbursed by the Advisor or the Servicer, amounted to $440,265.

       The aggregate compensation paid by the Trust to each of its Trustees serving during the nine-month period ended March 31, 1997, is set forth in the table below:

                                                  Pension or
                                 Aggregate        Retirement     Estimated Annual
              Name of Person,   Compensation   Benefits Accrued     Benefit upon
                  Position       from the Trust   as Part of the       Retirement
                                                 Trust s Expenses
          Albert P. Viragh, Jr.*       $0               $0                 $0
             Chairman and President
          Corey A. Colehour          $4,500             $0                 $0
              Trustee
          J. Kenneth Dalton          $4,500             $0                 $0
              Trustee
            Roger Somers             $4,500             $0                 $0
              Trustee

     ___________________________

       *    Denotes an "interested person" of the Trust.

       DISTRIBUTION PLAN

       Pursuant to the Trust's Distribution Plan for the Fund adopted by the Trust pursuant to Rule 12b-1 under the 1940 Act, the Fund will pay the "Distributor, monthly at a rate not to exceed 0.25% of the average daily net assets of the Fund during that month for expenses actually incurred in the distribution and promotion of the Fund's shares, and the Distributor, in turn, on a quarterly basis will pay certain securities dealers or brokers, administrators, investment advisers, institutions, including bank trust departments, and other persons ("Recipients") amounts based on the average daily net asset value of shares of the Fund owned by that Recipient or its customers during that quarter. No such payments, however, will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount. The minimum holding period and minimum level of holdings, if any, will be determined from time to time by a majority of the Trustees of the Trust who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreements related to the Distribution Plan (the "Rule 12b-1 Trustees"). The services to be provided by the Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Trust and the Fund, assisting in establishing and maintaining shareholder accounts and processing purchase and redemption transactions, making the Trust's investment plans and shareholder services options available and providing such other information and services as the Distributor or the Trust may reasonably request from time to time.

       Pursuant to the Distribution Plan, the Distributor, in addition to being reimbursed by the Fund for any payments to Recipients, also will be entitled to reimbursement monthly (up to the maximum of 0.25% per annum of the average net assets of the Fund) for the Distributor's other expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of certain reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, and other distribution related expenses, including any distribution or service fees paid to Recipients who have executed a distribution or service agreement with the Distributor. The maximum amount which may be paid to these Recipients by the Distributor (which will be determined according to the services provided in assisting investors with their accounts and/or shares sold) is 0.25% (on an annual basis) of the Fund's average net assets owned by those Recipients or by clients of those Recipients.

       For the period from July 11, 1996 to March 31, 1997, and pursuant to the Distribution Plan, the total reimbursement payments paid or payable by the Fund to the Distributor amounted to $83,673, which constituted 0.25 of 1% of the Fund's average daily net assets during this period. Of these payments by the Fund to the Distributor under the Distribution Plan, $52,930 was paid as compensation by the Distributor to Recipients pursuant to agreements related to the Distribution Plan, and $30,743 was spent on the printing of sales literature, travel entertainment, due diligence, and other promotional expenses; none of these payments was spent on advertising and marketing, the printing and mailing of prospectuses for persons other than current shareholders of the Fund, or as compensation to wholesalers of the Distributor in respect of sales of shares of the Fund. In addition, for the period from July 11, 1996 to March 31, 1997, the Advisor, pursuant to agreements related to the Distribution Plan, also made payments from its own resources to Recipients aggregating $28,425. In the event that the Distributor is not fully reimbursed for payments or expenses incurred by the Distributor, these unreimbursed expenses under the Distribution Plan will not be carried forward beyond December 31 of the year in which these expenses were incurred. As of March 31, 1997, an aggregate of $0 of distribution expenses, or 0.00% of the average daily net assets of the Fund's shares (annualized), was not reimbursed or recovered by the Distributor through the receipt of reimbursement payments under the Distribution Plan.

       On June 23, 1997, the Trustees, including a majority of the Rule 12b-1 Trustees, approved certain non-material revisions to the Distribution Plan. These revisions clarify that the sum of the payments made by the Trust to the Distributor pursuant to the Distribution Plan during any twelve (12) month period ended December 31 cannot exceed the Distributor's actual distribution expenses incurred during that same twelve
       (12) month period.

       The Distributor is required to report in writing to the Trustees of the Trust at least quarterly on the monies reimbursed to the Distributor under the Distribution Plan, as well as to furnish the Trustees with such other information as may reasonably be requested in connection with the payments made under the Distribution Plan in order to enable the Trustees to make an informed determination as to whether the Distribution Plan should be continued.

       The Trustees of the Trust have determined that a consistent cash flow resulting from the sale of new shares of the Fund is necessary and appropriate to meet redemptions and to take advantage of buying opportunities without having to make unwarranted liquidations of portfolio securities of the Fund. The Trustees, therefore, felt that it will likely benefit the Fund to have monies available for the direct distribution activities of the Distributor in promoting the sale of the Fund's shares. The Trustees, including the Rule 12b-1 Trustees, concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

       The Distribution Plan has been approved by the Trustees of the Trust, including all of the Rule 12b-1 Trustees, and by the Fund's initial shareholder. The Distribution Plan must be renewed annually by the Trustees of the Trust, including by a majority of the Rule 12b-1 Trustees, cast in person at a meeting called for that purpose. The Distribution Plan and any distribution or service agreement may be terminated at any time, without any penalty, by the Trustees or by a vote of a majority of the Fund's outstanding shares on sixty (60) days' written notice. The Distributor or any Recipient also may terminate their respective distribution or service agreement at any time upon written notice.

       The Distribution Plan and any distribution or service agreement may not be amended to increase materially the amount spent for distribution expenses or in any other material way without approval by a majority of the Fund's outstanding shares, and all material amendments to the Distribution Plan or any distribution or service agreement shall be approved by the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

       PRINCIPAL HOLDERS OF SECURITIES

       As of July 8, 1997, the following persons were the only persons who were record owners or, to the knowledge of the Trust, beneficial owners of 5% or more of the shares of the
       Fund:

        Name and Address                Number of Shares    % Ownership
        Centurion Trust Co.               38,509,544.900    41.1%1/
        2525 East Camelback Road
        Suite 640
        Phoenix, AZ 85016

        National Financial Services       27,850,363.030    29.7%1/
        Corp.
        P.O. Box 3908
        New York, NY 10008

        Trust Company of America          14,951,529.200    16.0%1/
        7103 S. Revere Parkway
        Denver, CO  80217


        Record Owner for:

            Coyle Asset Management         7,013,198.140      7.5%2/
            P.O. Box 6503
            Englewood, CO 80155

        First Trust Corp.                  6,685,320.894      7.1%1/
        P.O. Box 173736
        Denver, CO 80217

        Independent Trust                  5,219,964.630      5.6%1/
        Corporation
        15255 S. 94th Avenue
        Suite 303
        Orland Park, IL 60462-3897



       1/    Record owner only.
       2/    Beneficial owner only.

       As of the date of this Statement of Additional Information, the Trustees and the officers of the Trust, as a group, owned, of record and beneficially, less than 1.0% of the outstanding shares of the Fund.

       DETERMINATION OF NET ASSET VALUE

       The net asset value of the Fund's shares is determined each day on which both the New York Stock Exchange (the "NYSE") and the Federal Reserve Bank of New York (the "New York Fed") are open for business at 1:00 P.M., Eastern Time. Currently, the NYSE and the New York Fed are closed on weekends, and the following holiday closings have been scheduled for 1996: (i) New Year's Day, Martin Luther King Jr.'s Birthday, Washington's Birthday, Good Friday, Memorial Day, July Fourth, Labor Day, Columbus Day, Thanksgiving Day, and Christmas Day; and (ii) the preceding Friday when any of those holidays falls on a Saturday or the subsequent Monday when any one of those holidays falls on a Sunday. To the extent that portfolio securities of the Fund are traded in other markets on days when the NYSE or the New York Fed is closed, the Fund's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. Although the Trust expects the same holiday schedule to be observed in the future, the NYSE and the New York Fed each may modify its holiday schedule at any time. The net asset value of the Fund serves as the basis for the purchase and redemption price of the Fund's shares.

       The Fund will utilize the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of the shares of the Fund. The Fund will utilize the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

       The Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 under the 1940 Act (the "Rule"), and is conditioned on the Fund's compliance with various conditions including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish written procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at

       $1.00 per share; (b) the procedures should provide for (i) the calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) the periodic review by the Trustees of the amount of deviation as well as methods used to calculate the amount of deviation; and
       (iii) the maintenance of written records of the procedures, the Trustees' considerations made pursuant to the procedures and any actions taken upon such considerations; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as the Trustees deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, or, as provided by the Declaration of Trust, reducing the number of the outstanding shares of the Fund) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Fund's capital the shares necessary to eliminate or reduce the material dilution or other unfair results to investors or existing shareholders. Each shareholder will be deemed to have agreed to such a contribution in these circumstances by investment in the Fund.

       The Rule further requires that the Fund limits its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than ninety days) appropriate to the Fund's objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than ninety days, the Fund would be required to invest its available cash in such a manner as to reduce such maturity to ninety days or less as soon as reasonably practicable.

       An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of thirteen months or less; (b) either (i) is rated in the two highest short-term rating categories by any two nationally-recognized statistical rating organizations ("NSROs") that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NSRO has issued a short-term rating with respect to the security, then by that NSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NSRO as provided in clauses (b) and (c) above, the unrated security is determined by the Trustees to be of comparable quality to any such rated security.

       As permitted by the Rule, the Trustees have delegated to the Fund's Advisor, subject to the Trustees' oversight pursuant to guidelines and procedures adopted by the Trustees, the authority to determine which securities present minimal credit risks and which unrated securities (and securities that are rated only by a single NSRO) are comparable in quality to rated securities. The Advisor will, under the supervision of the Trustees, cause the Fund to dispose of any security as soon as practicable if the security is no longer of high quality, unless the Trustees determine that this action would not be in the best interest of the Fund.

       If the Trustees determine that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share, or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the Trustees have the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of any such change.

       The Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but the Fund cannot assure that the value of the Fund's shares will never deviate from this price. Since dividends from net investment income (and net short-term capital gains, if any) are declared and accrued on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Otherwise, realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Fund's net asset value. The amounts of such gains and losses will be considered by the Trustees in determining the action to be taken to maintain the Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then-accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then-accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Fund may reduce or eliminate the payment of dividends, and utilize a net asset value per share as determined by using available market quotations, or reduce the number of its shares outstanding.

       Illiquid securities, securities for which reliable quotations or pricing services are not readily available, and all other assets will be valued at their respective fair value as determined in good faith by, or under procedures established by, the Trustees, which procedures may include the delegation of certain responsibilities regarding valuation to the Advisor or the officers of the Trust. The officers of the Trust report, as necessary, to the Trustees regarding portfolio valuation determination. The Trustees, from time to time, will review these methods of valuation and will recommend changes which may be necessary to assure that the investments of the Funds are valued at fair value.

       INFORMATION ON COMPUTATION OF YIELD

       The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

       The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

       The Fund's annualized effective yield and annualized current yield, for the seven-day period ended March 31, 1997, were approximately 4.53% and 4.43%, respectively.

       The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality, and maturities of the investments held by Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

       Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.

       DIVIDENDS, DISTRIBUTIONS, AND TAXES

       Dividends and Distributions. As discussed in the Fund's Prospectus, the Fund intends to declare dividends daily from net investment income (and net short-term capital gains, if any) and distribute such dividends monthly. Net income, for dividend purposes, includes accrued interest and amortization of original issue and market discount, plus or minus any short-term gains or losses realized on sales of portfolio securities, less the amortization of market premium and the estimated expenses of the Fund. Net income will be calculated immediately prior to the determination of net asset value per share of the Fund.

       The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss, or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income to a shareholder in excess of the net increase (i.e., dividends, less such reduction), if any, in the shareholder's account for a period of time. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.

       Regulated Investment Company Status.   The Fund intends to
       qualify as a regulated investment company (a "RIC") under Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the "Code"). As a RIC, the Fund itself would not be subject to Federal income taxes on the net investment income and capital gains that the Fund distributes to the Fund's shareholders. The distribution of net investment income and capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. Distributions may be subject to state and local taxes.

       Shareholders will be subject to Federal income tax on dividends paid from interest income derived from taxable securities and on distributions of realized net short-term capital gains. Interest and realized net short-term capital gains distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, none of such distributions will be eligible for the Federal dividends received deduction available to corporations.

       The Fund will seek to qualify for treatment as a RIC under the Code. Provided that the Fund (i) is a RIC and (ii) distributes at least 90% of the Fund's net investment income (including, for this purpose, net realized short-term capital gains), the Fund itself will not be subject to Federal income taxes to the extent the Fund's net investment income and the Fund's net realized short-term capital gains, if any, are distributed to the Fund's shareholders. To avoid an excise tax on its undistributed income, the Fund generally must distribute at least 98% of its income. One of several requirements for RIC qualification is that the Fund must receive at least 90% of the Fund's gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies, or other income derived with respect to the Fund's investments in stock, securities, and foreign currencies (the "90% Test").

       In addition, under the Code, the Fund will not qualify as a RIC for any taxable year if more than 30% of the Fund's gross income for that year is derived from gains on the sale of securities held less than three months (the "30% Test"). If the Fund does not satisfy the 30% Test for the Fund's first taxable year, or for any subsequent taxable year, the Fund will not qualify as a RIC for that year. If the Fund fails to qualify as a RIC for any taxable year, the Fund would be taxed in the same manner as an ordinary corporation. In that event, the Fund would not be entitled to deduct the distributions which the Fund had paid to shareholders and, thus, would incur a corporate income tax liability on all of the Fund's taxable income whether or not distributed. The imposition of corporate income taxes on the Fund would directly reduce the return to an investor from an investment in the Fund.

       In the event of a failure by the Fund to qualify as a RIC, the Fund's distributions, to the extent such distributions are derived from the Fund's current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends-received deduction for corporate shareholders.

       If the Fund were to fail to qualify as a RIC for one or more taxable years, the Fund could then qualify (or requalify) as a RIC for a subsequent taxable year only if the Fund had distributed to the Fund's shareholders a taxable dividend equal to the full amount of any earnings or profits (less the interest charge mentioned below, if applicable) attributable to such period. The Fund might also be required to pay to the U.S. Internal Revenue Service (the "IRS") interest on 50% of such accumulated earnings and profits. In addition, pursuant to the Code and an interpretative notice issued by the IRS, if the Fund should fail to qualify as a RIC and should thereafter seek to requalify as a RIC, the Fund may be subject to tax on the excess (if any) of the fair market of the Fund's assets over the Fund's basis in such assets, as of the day immediately before the first taxable year for which the Fund seeks to requalify as a RIC.

       If the Fund determines that the Fund will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund's net asset value.

       Back-Up Withholding.   The Fund is required to withhold and
       remit to the U.S. Treasury 31% of (i) reportable taxable dividends and distributions and (ii) the proceeds of any redemptions of Fund shares with respect to any shareholder who is not exempt from withholding and who fails to furnish the Trust with a correct taxpayer identification number, who fails to report fully dividend or interest income, or who fails to certify to the Trust that the shareholder has provided a correct taxpayer identification number and that the shareholder is not subject to withholding. (An individual's taxpayer identification number is the individual's social security number.) The 31% "back-up withholding tax" is not an additional tax and may be credited against a taxpayer's regular Federal income tax liability.

       Other Issues.   The Fund may be subject to tax or taxes in
       certain states where the Fund does business. Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from Federal tax treatment.

       Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this Statement of Additional Information in light of the particular tax situations of the shareholders and regarding specific questions as to Federal, state, or local taxes.

       AUDITORS AND CUSTODIAN

       Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, are the auditors and the independent certified public accountants of the Trust and the Fund. Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202, acts as the Custodian bank for the Trust and the Fund.

       FINANCIAL STATEMENTS

       The Trustees, on March 12, 1997, changed the Trust's fiscal year end from June 30 to March 31. The Financial Statements (audited) of the Fund, for the period from July 11, 1996 (the date the Fund commenced operations) to March 31, 1997, are included in the Fund's 1997 Annual Report to Shareholders, which was filed on Form N-30D with the Securities and Exchange Commission via EDGAR transmission on June 3, 1997. A copy of these Financial Statements is included immediately below. Copies of the Fund's Annual Report also may be obtained without charge by contacting the Trust at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852, or telephoning the Trust at 800-820-0888 or 301-468-8520.

                         Audited Financial Statements
                                     for
                  The Rydex Institutional Money Market Fund,
                                 a series of
                             Rydex Series Trust,
                      for the Period from July 11, 1996
                              to March 31, 1997,
                           Including the Report of
                            Deloitte & Touche LLP,
                           Independent Auditors for
                              Rydex Series Trust

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                            ANNUAL REPORT, MARCH 31, 1997
                                                 RYDEX SERIES TRUST
                                         6116 Executive Boulevard, Suite 400
                                                 Rockville, MD 20852
                 LOGO                      (301) 468-8520  (800) 820-0888

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DEAR SHAREHOLDER:

  It is a pleasure to report that the Rydex Series Trust enjoyed another successful year by providing our shareholders with consistently managed funds. Each Fund performed well within the parameters of their objectives during this period of market volatility. In addition, the total assets under management increased from $693 million as of June 30, 1996 to $1.28 billion at the end of March 1997, an increase of nearly 85%.

  This Annual Report covers the previous nine months as a result of a decision to change the Rydex Series Trust's fiscal year end from June 30 to March 31. In the following paragraphs, we will describe the U.S. economic environment over the past nine months. In the final section (Fund Strategy and Performance), we will focus more closely on each Rydex Fund's performance in relation to its benchmark.

FISCAL YEAR IN REVIEW

  Fear of the mere possibility of inflation dominated the U.S. financial markets during the fiscal year ending March 31, 1997. A benign economy with virtually no inflation in sight was no match for the economic apparitions that swayed the equity and debt markets over the reporting period.


  The Consumer Price Index (see
adjacent chart), which is a common
measure of inflation, illustrates that
in general, prices have remained
relatively subdued over the past six
years. Currently inflation is running
at a restrained 2.8%. Improved
productivity, fueled by high
technology and competitive global
markets, has allowed the United States
to aim for faster growth without
triggering serious inflation. In
addition, the absence of any oil or
food shocks, federal budget
constraints, and falling trade
barriers are all factors that have
contributed to an economic environment
of steady growth and low inflation.

                                                                            LOGO

                                          Source: Bloomberg Financial Markets

  In the third and fourth quarter of 1996, economic data revealed moderate growth, low inflation, and a strong dollar, with a recession nowhere in sight. The U.S. Government reported that the federal budget deficit for the fiscal year ending September 1996, was the lowest since 1981, while the U.S. jobless rate was half that of industrialized Europe. Despite Federal Reserve Chairman Alan Greenspan's ominous comments to Congress regarding a stock market that may be overcome by "irrational exuberance", the equity markets reached new highs during the last half of 1996.

  In February of 1997, Chairman Greenspan once again provided congressional testimony that caused uneasiness in the world's financial markets. His remarks indicated that even though U.S. economic prospects "in general are quite favorable" and that Fed officials expect inflation to remain subdued, the Fed may take preemptive action against an increased risk of inflation by raising interest rates. Such a move, he warned, could have an adverse impact on corporate profits, and thus on stock prices, which may have been supported by a wave of "excessive optimism." In reaction to his comments, the financial markets fluctuated wildly.

  On March 13, 1997, the U.S. Government reported robust retail sales figures that were interpreted as a harbinger of future inflation due to a more heated economy. This report sent stock and bond prices lower. A week later, on March 20, 1997, Chairman Greenspan reported that the "evidence is quite clear that the current low level of inflation, given the relative tightness of the economy, is close to unprecedented." He added, "the state of inflation at this particular stage is clearly under control." These comments were seemingly nullified on March 24, 1997, when the Federal Reserve Open Market Committee, led by the enigmatic Greenspan, met and decided to tighten money market conditions slightly by raising the fed funds target by 1/4 percentage point.

  The tightening was viewed by the Fed as a prudent step that would provide greater assurance of maintaining the current economic expansion by sustaining the existing low inflation environment. It is the Federal Reserve Board's conviction that low inflation is essential to realizing the economy's greatest growth potential.

  Concerns of further interest rate hikes and future lackluster earnings reports caused several more sell offs. The first quarter of 1997 ended with the last two trading days on the Dow Jones suffering the worst losses since the crash of 1987. The S&P 500, the NASDAQ 100, and the XAU Index also endured big declines, while the yield of the 30-year Treasury bond continued it's upward trend by closing the quarter at 7.1%.

  Has the bull market finally come to an end or is this just a large correction and buying opportunity? Are further rate hikes in store and could this be the end of a six-year economic expansion? Will this market volatility continue? These are some of the questions that market participants will be pondering in the months to come.

Fund Strategy and Performance

The Nova Fund

Benchmark: 150% of the performance of the S & P 500 Composite Stock Price Index
Inception: July 12, 1993

  To achieve its objective, Nova invested primarily in S & P 500 futures contracts and call options on S & P 500 futures contracts. Nova was able to outperform the S & P 500 Index and perform consistent with its benchmark by using its call options and futures contracts to maintain 150% exposure to the market. The S&P 500 index was up 12.90% for the period ending March 31, 1997. Three quarters of that rise was due to 100 of the largest companies in the index. As the market dropped precipitously in the first quarter of 1997, the large caps once again led the way with concerns that first quarter earnings might come up short.



                                      LOGO

--------------------------------------------------------------------------------

                                        Total Return
                                        ------------
                         Fiscal Year ended Since Inception (7-12-93)
                              3-31-97             to 3-31-97
--------------------------------------------------------------------
  Nova Fund                   15.69%                98.86%
  Standard & Poor's 500
   Stock Index                12.90%                68.63%
--------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Ursa Fund

Benchmark: Inverse (opposite) of the S & P 500 Composite Stock Price Index
Inception: January 7, 1994

  To achieve its objective, Ursa sold S & P 500 futures contracts and purchased put options on S & P 500 futures contracts. The Ursa Fund posted a -6.74% total return for the period as a result of its short position in the S & P 500 Index. This compared to a 12.90% return for the S & P 500. Ursa out-performed its benchmark since it is able to earn interest on cash balances which it is required to keep in order to cover its short positions.



                                      LOGO

--------------------------------------------------------------------------------

                                                    Total Return
                                                    ------------
                                     Fiscal Year ended Since Inception (1-7-94)
                                          3-31-97             to 3-31-97
-------------------------------------------------------------------------------
  Ursa Fund                               -6.74%               -27.46%
  Standard & Poor's 500 Stock Index       12.90%                61.12%
-------------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Stock Index is an unmanaged stock index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex OTC Fund

Benchmark: NASDAQ 100 Index (NDX)
Inception: February 14, 1994

  Over-the-counter securities continued to perform well during the latest fiscal year. The NASDAQ Composite Index, which represents the universe of all OTC securities, was up 3.10% during the period. Although the technology laden NASDAQ has declined in recent months, it still remains ahead of the Dow and the S&P 500 when measured over the last ten years. The Fund performed in step with the NASDAQ 100 by closely matching its investments to that of the index. Generally, the Fund owned approximately eighty stocks representing roughly 95% of the capitalization of the index.



                                     LOGO

-------------------------------------------------------------------------------

                                         Total Return
                                         ------------
                          Fiscal Year ended Since Inception (2-14-94)
                               3-31-97             to 3-31-97
---------------------------------------------------------------------
  OTC Fund                     18.58%                95.69%
  NASDAQ 100 Index             17.68%                96.75%
  NASDAQ Composite Index        3.10%                55.54%
---------------------------------------------------------------------

Past performance is no guarantee of future results. The NASDAQ Composite Index and the NASDAQ 100 Index are unmanaged stock indices and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex Precious Metals Fund

Benchmark: Philadelphia Stock Exchange Gold/Silver Index (XAU)
Inception: December 1, 1993

  Gold prices fell to as low as $340 per ounce in recent weeks, down from a high of $415 in early 1996. Recent negative factors include low inflation, a strong dollar and fears of more gold sales by European Central Banks. The XAU Index, which is comprised of mainly North American gold and silver mining and production companies, had a distressed year. From June 28, 1996 to March 31, 1997, the XAU fell from 123.76 to 104.12 or 15.87%. The Rydex Precious Metals Fund mimicked the performance of the XAU Index during the period due to a similar weighting of stocks held by the fund as in the index.


                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                      Fiscal Year  Since Inception (12-1-93)
                                     ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  Precious Metals Fund                  -15.58%             -22.95%
  Philadelphia Stock Exchange
   Gold/Silver Index                    -15.87%             -13.85%
  Standard & Poor's 500 Stock Index      12.90%              63.92%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The S & P 500 Index and the PSE Gold/Silver Index are unmanaged stock indexes and, unlike the Fund, have no management fees or other operating expenses to reduce their reported returns. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The Rydex U. S. Government Bond Fund

Benchmark: 120% of the price movement of current Long Treasury Bond
Inception: January 3, 1994

  The yield on the 30-year Treasury Bond for the nine months ending March 31, 1997 rose from 6.9% to 7.1% causing bond prices to fall. As a result of the Fund's investment in the 30-year Bond, the Fund ended the period with a total return of -.35%. In addition to purchasing Treasuries, the Fund purchased call options on Treasury Bond futures to increase its exposure to 120% of the price movement of the Treasury Bond.

                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year  Since Inception (1-3-94)
                                      ended 3-31-97        to 3-31-97
----------------------------------------------------------------------------
  U.S. Government Bond Fund              -0.35%              -2.09%
  Price movement of 30 year Treasury
   Bond                                  -4.49%             -13.78%
  Lehman Brothers Long T-Bond Index       2.88%              17.76%
----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price.

The Juno Fund

Benchmark: Inverse (opposite) of the price movement of current Long Treasury
Bond
Inception: March 3, 1995

  To achieve its objective, Juno attempts to approximate a 100% short position in the Long Treasury Bond. During the fiscal year, the Fund sold Treasury Bond Futures and bought puts on the Treasury Bond Futures traded on the Chicago Board of Trade. Generally, the Treasury Bond Futures will have a high correlation to the 30-year Treasury Bond. For the fiscal year, the price movement on the 30-year Treasury Bond was down 4.49%, while Juno was up 2.81%. Juno's under-performance was due to the fact that the bond futures did not decline as much as the cash bond during the period.


                                      LOGO

--------------------------------------------------------------------------------

                                                   Total Return
                                                   ------------
                                       Fiscal Year   Since Inception (3-3-95)
                                       ended 3-31-97        to 3-31-97
-----------------------------------------------------------------------------
  The Juno Fund                            2.81%              -2.64%
  Price movement of 30 year Treasury
   Bond                                   -4.49%               1.27%
  Lehman Brothers Long T-Bond Index        2.88%              20.07%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Lehman Brothers Long T-Bond Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. The Price movement of the 30-year Treasury Bond represents a cumulative percentage change in its closing price. Returns are historical and include changes in principal and reinvested dividends and capital gains.

The High Yield Fund

Benchmark: Merrill Lynch High Yield Master Index
Inception: January 3, 1997

  To achieve its objective, the fund attempts to provide investment returns that correspond to the Merrill Lynch High Yield Master Index. The fund invested primarily in below investment grade corporate bonds, commonly known as "junk bonds." Despite a rise in interest rates, the high yield market remains strong as evidenced by default rates that have declined to only 1.5% in 1996. Since the inception of the Fund, the slight decline in high yield bond prices has been offset by the higher coupon interest paid by the issuers of the debt.

                                      LOGO

--------------------------------------------------------------------------------

                                                  Total Return
                                                  ------------
                                   Fiscal Year ended Since Inception (1-3-97)
                                        3-31-97             to 3-31-97
-----------------------------------------------------------------------------
  High Yield Fund                       -0.03%                -0.03%
  Merrill Lynch High Yield Master
   Index                                 1.22%                 1.22%
-----------------------------------------------------------------------------

Past performance is no guarantee of future results. The Merrill Lynch High Yield Master Index is an unmanaged bond index and, unlike the Fund, has no management fees or other operating expenses to reduce its reported return. Returns are historical and include changes in principal and reinvested dividends and capital gains.

THE RYDEX U. S. GOVERNMENT MONEY MARKET FUND

  The objective of the Rydex U. S. Government Money Market Fund is to provide security of principal, high current income, and liquidity. To meet its objective, the Fund invested in U. S. Government money market instruments, keeping the Fund's average maturity to a minimum. The low average maturity allowed the Fund to accommodate high turnover while participating in increases in short term interest rates. For the fiscal year, the U. S. Government Money Market Fund posted an average annual total return of 4.39%.

  During the fiscal year ended March 31, 1997, shareholders redeemed $3,597,262,046 from the Nova Fund. A portion of those proceeds received by shareholders represent capital gain distributions in the amount of $10,923,030. In addition, on December 4, 1996, the Nova and OTC Funds paid long-term capital gain distributions of $6,012,731 and $57,883 respectively, to shareholders of record on December 3, 1996. Finally, of the distributions paid by the U.S. Government Bond Fund during the months of January, February, and March 1997, $34,993 represent long-term capital gain distributions. This notification is to meet certain IRS requirements.

IN SUMMARY

  Fiscal Year 1997 provided an eventful and at times volatile market environment for our shareholders. We are pleased with each Fund's performance in light of this market volatility. In the upcoming years, Rydex will seek to develop and implement more innovative products catering to the needs of professional money managers and their clients. As always, if you need information about our Funds or have questions, call us at (800) 820-0888 or
(301) 468-8520.

Sincerely,
LOGO
Albert P. (Skip) Viragh
Chairman of the Board

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 61.5%
Call Options on:
 S&P 500 Index Expiring May 1997 at 300                     2,000 $ 91,482,000
 S&P 500 Index Expiring June 1997 at 300                    1,000   45,754,000
 S&P 500 Index Expiring July 1997 at 300                    1,145   52,418,100
 S&P 500 Index Expiring July 1997 at 300                    1,000   45,786,000
 S&P 500 Futures Contracts Expiring June 1997 at 600          434   34,405,350
                                                                  ------------
  Total Call Options (Cost $286,782,349)                           269,845,450
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 37.4%
U.S. Treasury Bill 4.975% 4/03/97                     $50,000,000   49,986,181
U.S. Treasury Bill 4.98% 4/17/97                       15,000,000   14,966,800
U.S. Treasury Bill 5.22% 5/08/97                       50,000,000   49,731,750
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $164,063,620)              164,063,620
                                                                  ------------
REPURCHASE AGREEMENT 1.1%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                    4,900,000    4,900,000
                                                                  ------------
  Total Investments 100% (Cost $455,745,969)                      $438,809,070
                                                                  ============

--------------------------------------------------------------------------------

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      NOVA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                        Unrealized Loss
                                              Contracts        (Note 1)
                                              --------- ---------------
FUTURES CONTRACTS PURCHASED
S&P 500 Futures Contracts Expiring June 1997
  (Underlying Face Amount at Market Value
 $23,498,000)                                      62    $   (381,814)
                                                         ============
                                                                 Market
                                                                  Value
                                                               (Note 1)
                                                        ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P Index Expiring May 1997 at 315             2,000      88,506,000
 S&P Index Expiring June 1997 at 315            1,000      44,270,000
 S&P Index Expiring July 1997 at 315            1,000      44,318,000
                                                         ------------
  Total Call Options (Proceeds $184,676,444)             $177,094,000
                                                         ============



See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                        Contracts     (Note 1)
                                                      ----------- ------------
OPTIONS PURCHASED 66.0%
Put Options on:
 S&P 500 Futures Contract Expiring June 1997 at 1000          100 $ 12,100,000
 S&P 500 Futures Contract Expiring June 1997 at 1200           50   11,050,000
                                                                  ------------
  Total Put Options (Cost $19,176,366)                              23,150,000
                                                                  ------------
Call Options on:
 S&P 500 Index Expiring April 1997 at 300                    8000  365,792,000
 S&P 500 Index Expiring May 1997 at 300                      2000   91,482,000
 S&P 500 Index Expiring June 1997 at 300                     7000  320,338,000
 S&P 500 Index Expiring July 1997 at 300                     3000  137,358,000
                                                                  ------------
  Total Call Options (Cost $930,533,500)                           914,970,000
                                                                  ------------
   Total Options Purchased (Cost $949,709,866)                     938,120,000
                                                                  ------------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 26.8%
U.S. Treasury Bill 5.225% 4/17/97                     $40,000,000   39,907,111
U.S. Treasury Bill 5.315% 4/17/97                      40,000,000   39,905,511
U.S. Treasury Bill 5.275% 4/17/97                      25,000,000   24,941,389
U.S. Treasury Bill 4.99% 5/08/97                        3,000,000    2,984,614
U.S. Treasury Bill 4.965% 5/22/97                      50,000,000   49,648,312
U.S. Treasury Bill 5.01% 5/29/97                      100,000,000   99,192,833
U.S. Treasury Bill 5.19% 6/12/97                       75,000,000   74,221,500
U.S. Treasury Bill 5.20% 6/26/97                       50,000,000   49,378,889
                                                                  ------------
  Total U.S. Treasury Obligations (Cost $380,180,159)             $380,180,159
                                                                  ------------


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      URSA

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                Face Amount
                                               ------------
REPURCHASE AGREEMENT 7.2%
Repurchase Agreement Collateralized by U.S.
 Treasury Obligations--6.25% 4/01/97 (Note 3)  $102,900,000 $  102,900,000
                                                            --------------
  Total Investments 100% (Cost $1,432,790,025)              $1,421,200,159
                                                            ==============

---------------------------------------------------------------------------

                                                            Unrealized Gain
                                                  Contracts        (Note 1)
                                                  --------- ---------------
FUTURES CONTRACTS SOLD
S&P 500 Futures Contract Expiring June 1997
 (Underlying Face Amount at Market Value
 $516,198,000)                                         1362 $   24,429,462
                                                            ==============
                                                                     Market
                                                                      Value
                                                  Contracts        (Note 1)
                                                  --------- ---------------
WRITTEN OPTIONS CONTRACTS
Call Options on:
 S&P 500 Index Expiring April 1997 at 320             8,000 $  349,848,000
 S&P 500 Index Expiring May 1997 at 315               2,000     88,506,000
 S&P 500 Index Expiring June 1997 at 315              7,000    309,978,000
 S&P 500 Index Expiring July 1997 at 315              3,000    132,954,000
                                                            --------------
  Total Call Options Written (Proceeds
   $897,128,294)                                            $  881,286,000
                                                            ==============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                          U.S. GOVERNMENT MONEY MARKET

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                        Market
                                                                         Value
                                                      Face Amount     (Note 1)
                                                      ----------- ------------
FEDERAL AGENCY DISCOUNT NOTES 76.1%
Federal Farm Credit Administration 5.22% 4/08/97      $ 5,000,000 $  4,994,925
Federal Farm Credit Administration 5.24% 4/15/97       10,000,000    9,979,622
Federal Farm Credit Administration 5.24% 4/18/97        7,000,000    6,982,679
Federal Farm Credit Administration 5.21% 4/24/97       10,000,000    9,966,714
Federal Farm Credit Administration 5.57% 5/21/97
 Floating Rate                                         10,000,000    9,999,224
Federal Farm Credit Administration 5.25% 5/30/97       10,000,000    9,913,958
Federal Home Loan Mortgage Corp. 6.45% 4/01/97         20,000,000   20,000,000
Federal Home Loan Mortgage Corp. 5.23% 4/04/97         10,000,000    9,995,642
Federal Home Loan Mortgage Corp. 5.23% 4/10/97         10,000,000    9,986,925
Federal Home Loan Mortgage Corp. 5.36% 4/18/97         10,000,000    9,974,689
Federal Home Loan Mortgage Corp. 5.28% 5/02/97         10,000,000    9,954,533
Federal Home Loan Mortgage Corp. 5.24% 5/12/97         10,000,000    9,940,322
Federal Home Loan Mortgage Corp. 5.30% 6/04/97         10,000,000    9,905,778
Federal Home Loan Mortgage Corp. 5.27% 6/06/97         10,000,000    9,903,383
Federal National Mortgage Assoc. 5.24% 4/09/97         10,000,000    9,988,356
Federal National Mortgage Assoc. 5.23% 5/21/97         10,000,000    9,927,361
Federal National Mortgage Assoc. 5.24% 5/29/97         10,000,000    9,915,578
                                                                  ------------
  Total Federal Agency Discount Notes (Cost
   $171,329,689)                                                   171,329,689
                                                                  ------------
REPURCHASE AGREEMENT 23.9%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--
 6.25% 4/01/97 (Note 3)                                53,700,000   53,700,000
                                                                  ------------
  Total Investments 100% (Cost $225,029,689)                      $225,029,689
                                                                  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                           Market
                                            Value
                               Shares    (Note 1)
                               ------ -----------
COMMON STOCKS 57.0%
 Intel Corp.                   68,377 $ 9,512,950
 Microsoft Corp.*              99,990   9,167,833
 Cisco Systems, Inc.*          57,641   2,773,973
 Oracle Corp.*                 55,046   2,122,692
 MCI Communications, Corp.     47,710   1,699,669
 Worldcom, Inc.*               76,715   1,687,730
 Amgen, Inc.*                  22,244   1,242,884
 Dell Computer Corp.*          14,974   1,012,617
 Sun Microsystems, Inc. *      31,786     917,821
 Applied Materials, Inc.*      15,680     727,160
 Tele-Communications, Inc.     50,679     608,148
 Tellabs, Inc.*                16,386     591,944
 Ascend Communications, Inc.*  12,572     512,309
 Republic Industries, Inc.*    14,537     504,252
 Parametric Technology Corp.*  11,136     502,512
 3Com Corp.*                   15,115     495,016
 Costco, Companies, Inc.*      15,995     441,862
 U.S. Robotics Corp.*           7,543     417,694
 BMC Software, Inc.*            8,495     391,832
 Oxford Health Plans, Inc.*     6,420     376,373
 HBO & Company                  7,894     374,965
 Peoplesoft, Inc.*              8,853     354,120
 Adaptec, Inc.*                 9,462     338,267
 Gateway 2000, Inc.*            6,439     329,999
 Qualcomm, Inc.*                5,828     328,554
 Altera Corp*                   7,586     326,198
 ADC Telecommunications Inc.*  11,314     304,064
 Xilinx, Inc.*                  6,042     294,548
 Northwest Airline Corp.*       7,629     287,041
 Novell, Inc.*                 30,073     285,694
 Linear Technology Corp.        6,356     281,253
 Staples, Inc.*                13,968     281,106
 Comcast Corp. Special Class A 16,483     278,151
 Chiron Corp.*                 14,175     264,009
 Sigma Aldrich Corp.            8,142     251,384
 Adobe Systems, Inc.            6,246     250,621
 Nordstrom, Inc.                6,348     240,431
 Nextel Communications, Inc.*  17,624     235,721
 Paychex, Inc.                  5,680     233,590

* Non-Income Producing Securities
See Notes to Financial Statements.

                                                     Market
                                                      Value
                                         Shares    (Note 1)
                                         ------ -----------
 Biogen, Inc.*                            6,163 $   230,342
 Compuware Corp.*                         3,517     220,692
 PACCAR, Inc.                             3,280     218,940
 DSC Communications Corp.*               10,327     216,222
 Cascade Communications, Corp.*           7,940     209,418
 Cintas Corp.                             3,834     202,244
 Stryker Corp.                            8,068     200,692
 Atmel Corp.*                             8,359     200,094
 Starbucks Corporation*                   6,729     199,347
 Fort Howard, Corp.*                      6,235     194,064
 Centocor, Inc.*                          6,273     191,327
 Informix Corp.*                         12,468     188,579
 Tyson Foods, Inc.                        9,670     187,356
 American Greetings, Corp.                5,791     184,950
 McAfee Associates, Inc.*                 4,077     180,407
 Electronics for Imaging, Inc.*           4,493     179,158
 American Power Conversion Corp.*         8,237     178,125
 Apple Computer, Inc.*                    9,236     168,557
 Boston Chicken Inc.*                     5,421     165,341
 Biomet, Inc.                             9,326     157,376
 KLA Instruments, Corp.*                  4,292     156,658
 Worthington Industries, Inc              7,642     146,153
 Genzyme Corp.*                           6,356     143,010
 General Nutrition Companies, Inc.*       6,963     141,001
 Viking Office Products, Inc.*            7,207     139,636
 McCormick & Co., Inc.                    5,580     136,710
 FORE Systems, Inc.*                      8,949     134,235
 Cracker Barrel Old Country Store, Inc.   5,065     132,323
 Autodesk, Inc.                           3,810     118,100
 Electronics Arts, Inc.*                  4,406     117,310
 Fastenal Comp.                           3,233     113,155
 Healthcare COMPARE Corp.*                2,760     112,125
 Intuit, Inc.*                            3,853      89,582
 Sybase, Inc.*                            6,116      85,624
 Adtran, Inc.*                            3,222      80,550
 Paging Network, Inc.*                    8,444      68,608
 Cirrus Logic, Inc.*                      5,443      65,996
 Glenayre Tech., Inc.*                    5,251      51,854
                                                -----------
 Total Common Stocks (Cost $40,137,044)         $47,152,848
                                                -----------

                               RYDEX SERIES TRUST

                                OVER-THE-COUNTER

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED .0%
Call Option on:
 NASDAQ 100 Expiring April 1997 at 900
  (Cost $6,324)                                                31 $     2,325
                                                                  -----------
                                                      Face Amount
                                                      -----------
U.S. TREASURY OBLIGATIONS 29.9%
U.S. Treasury Bill 5.19% 6/12/97 (Cost $24,740,500)   $25,000,000  24,740,500
                                                                  -----------
REPURCHASE AGREEMENT 13.1%
Repurchase Agreement Collateralized by U.S. Treasury
 Obligations--6.25% 4/01/97 (Note 3)                   10,800,000  10,800,000
                                                                  -----------
  Total Investments 100% (Cost $75,683,868)                       $82,695,673
                                                                  ===========

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                           Contracts (Note 1)
                                                           --------- --------
WRITTEN OPTIONS CONTRACTS
Put Options On:
 NASDAQ 100 Expiring April 1997 at 900 (Proceeds $203,450)     31    $308,450
                                                                     ========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                       Market
                                                        Value
                                           Shares     (Note1)
                                          ------- -----------
COMMON STOCKS 82.7%
Mining and Precious Metals Stocks
 Barrick Gold Corp.                       314,573 $ 7,471,109
 Placer Dome, Inc.                        210,354   3,812,666
 Newmont Mining Corp.                      87,261   3,381,373
 Homestake Mining Co.                     128,528   1,943,986
 Santa Fe Pacific Gold Corp.              115,171   1,900,321
 Battle Mountain Gold Co., Class A        197,094   1,305,748
 TVX Gold, Inc.*                          140,582   1,001,647
 Echo Bay Mines, Ltd.                     122,126     809,085
 Getchell Gold Corp*                       11,106     451,181
 Pegasus Gold, Inc.*                       36,018     292,646
 ASA Limited                                8,292     280,892
 Hecla Mining Co.*                         44,144     259,346
 Agnico Eagle Mines, Ltd.                  14,496     164,892
 Trizec Hahn Corp.                          6,443     144,162
 Kinross Gold Corp.*                        8,700      58,725
 Freeport McMoran, Inc., Class A            1,887      55,431
 Engelhard Corp.                            2,438      51,198
 Newmont Gold Corp.                         1,100      44,137
 Cambior, Inc.                              2,908      39,258
 Amax Gold, Inc.*                           4,324      29,187
 Anglo American Gold Investment Co., Ltd.   3,470      24,724
                                                  -----------
  Total Common Stocks (Cost $23,784,737)          $23,521,714
                                                  -----------

* Non-Income Producing Securities
See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                              PRECIOUS METALS FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                        Contracts    (Note 1)
                                                      ----------- -----------
OPTIONS PURCHASED 0.1%
Call Option on:
 XAU Index Expiring April 1997 at 90 (Cost $40,310)           20  $    28,500
                                                                  -----------
                                                      Face Amount
                                                      -----------
REPURCHASE AGREEMENT 17.2%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.25 4/01/97 (Note 3)                   $4,900,000    4,900,000
                                                                  -----------
  Total Investments 100% (Cost $28,725,047)                       $28,450,214
                                                                  ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                           U.S. GOVERNMENT BOND FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                                        Value
                                                       Face Amount   (Note 1)
                                                       ----------- ----------
U.S. TREASURY OBLIGATIONS 89.2%
U.S. Treasury Bond 6.625% due 02/15/2027 (Cost
 $3,061,901)                                           $3,205,000  $3,017,708
                                                                   ----------
                                                         Contracts
                                                       -----------
OPTIONS PURCHASED 2.0%
Call Options On:
 U.S Treasury Bond Futures Contract Expiring June 1997
  at 100
  (Cost $78,271)                                                9      65,109
                                                                   ----------
                                                       Face Amount
                                                       -----------
REPURCHASE AGREEMENT 8.8%
Repurchase Agreement collateralized by U.S. Treasury
 Obligations--6.250% due 4/01/97 (Note 3)              $  300,000     300,000
                                                                   ----------
  Total Investments 100% (Cost $3,440,172)                         $3,382,817
                                                                   ==========




See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                      JUNO

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                          Market
                                                                           Value
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
OPTIONS PURCHASED 0.8 %
Put Options on:
 U.S. Treasury Bond Futures Contracts Expiring June
  1997 at 130 (Cost $181,380)                                 10   $   227,812
                                                                   -----------
                                                     Face Amount
                                                     -----------
U.S. TREASURY OBLIGATIONS 84.8%
U.S. Treasury Bill 5.20% 6/19/97 (Cost $24,714,722)  $25,000,000    24,714,722
                                                                   -----------
REPURCHASE AGREEMENT 14.4%
Repurchase Agreement collateralized by U.S. Trea-
 sury Obligations--6.25% 4/01/97 (Note 3)              4,200,000     4,200,000
                                                                   -----------
  Total Investments 100% (Cost $29,096,102)                        $29,142,534
                                                                   ===========

--------------------------------------------------------------------------------

                                                                 Unrealized Gain
                                                       Contracts        (Note 1)
                                                     ----------- ---------------
FUTURES CONTRACTS SOLD
U.S. Treasury Bond Futures Contract Expiring June
 1997 (Underlying Face Amount at Market Value
 $27,876,875)                                                260   $   652,603
                                                                   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                       Market
                                                             Face       Value
                                                           Amount     (Note1)
                                                         -------- -----------
NON-CONVERTIBLE CORPORATE BONDS 98.9%
 Toll Corporation 8.75% due 11/15/2006                   $500,000 $   515,000
 Rogers Cablesystems, LTD 10.0% due 3/15/2005             475,000     491,625
 Telefonica De Argentina SA 11.875% due 11/01/2004        400,000     452,000
 Hovnanian K Enterprise 11.25% due 4/15/2002              425,000     444,125
 AMF Group, Inc. 10.875% due 3/15/2006                    400,000     424,000
 Healthsouth Rehabilitation Corporation 9.50% due
  4/01/2001                                               400,000     418,000
 U.S. Air, Inc. 10.0% due 7/01/2003                       400,000     403,500
 Jones Intercable, Inc. 10.50% due 3/01/2008              350,000     379,750
 Westminister Resources, LTD. 11.0% due 3/15/2007         350,000     346,500
 Grupo Televisa, S.A. 11.875% due 5/15/2006               300,000     321,000
 Smiths Food and Drug Centers 11.25% due 5/15/2007        275,000     301,125
 Dominick's Finer Foods, Inc. 10.875% due 5/01/2005       275,000     295,625
 Titan Wheel International, Inc. 8.75% due 4/01/2007      300,000     295,500
 Northwest Airlines Corporation 8.70% due 3/15/2007       300,000     295,125
 Hollinger International Publishing, Inc. 8.625% due
  3/15/2005                                               300,000     291,000
 Grand Union Company 12.0% due 9/01/2004                  275,000     270,188
 Rohr, Inc. 11.625% due 5/15/2003                         250,000     268,750
 YPF, SA Sociedad Anomina 8.0% due 2/15/2004              275,000     264,000
 Brown Group, Inc. 9.50% due 10/15/2006                   250,000     257,500
 Borg-Warner Security CP 9.625% due 3/15/2007*            250,000     245,000
 BankUnited Capital Trust 10.25% due 12/31/2026*          250,000     244,375
 Century Communications 9.75% due 2/15/2002               200,000     201,000
 Grand Casinos, Inc. 10.125% due 12/01/2003               200,000     196,500
 Cliffs Drilling Company 10.25% due 5/15/2003             150,000     154,500
 Chesapeake Energy Corporation 8.50% due 3/15/2012*       150,000     141,750
 Kaufman and Broad Home Corporation 9.375% due 5/01/2003  140,000     140,700
 Allbrighton Communications, Co. 9.75% due 11/30/2007     150,000     139,500
 ACME Metals, Inc. 12.50% due 8/1/2002                    125,000     132,500
 Westpoint Stevens, Inc. 9.375% due 12/15/2005            130,000     130,000
 Lenfest Communications, Inc. 8.375% due 11/01/2005       125,000     113,750

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                                HIGH YIELD FUND

SCHEDULE OF INVESTMENTS (continued)
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                         Market
                                                               Face       Value
                                                             Amount     (Note1)
                                                           -------- -----------
NON-CONVERTIBLE CORPORATE BONDS (CONTINUED)
 NL Industries, Inc. 11.75% due 10/15/2003                 $100,000 $   105,000
 Noble Drilling Corporation 9.125% due 7/01/2006            100,000     105,000
 American Standard 9.875% due 6/01/2001                     100,000     104,000
 Motors and Gears, Inc. 10.75% due 11/15/2006*              100,000     102,500
 Comcast Corporation 9.375% due 5/15/2005                   100,000     100,000
 Weirton Steel Corporation 10.75% due 6/01/2005             100,000     100,000
 Wilshire Financial Services Group, Inc. 13.0% due
  1/01/2004                                                 100,000     100,000
 360 Communications Company 7.125% due 3/01/2003            100,000      97,636
 Cleveland Electric Illuminating 7.375% due 6/01/2003       100,000      97,011
 Transportacion Maritima Mex-Sp 10.0% due 11/15/2006        100,000      96,000
 Dotmar, Inc. 9.50% due 8/01/2016                            75,000      76,500
 Fort Howard Corporation 8.25% due 2/01/2002                 75,000      74,625
 United Airlines, Inc. 9.75% due 8/15/2021                   50,000      57,296
 Dime Bancorp, Inc. 10.50% due 11/15/2005                    50,000      53,750
 Chiquita Brands International, Inc. 9.625% due 1/15/2004    50,000      50,750
 Digital Equipment Corporation 8.625% due 11/01/2012         50,000      49,162
 Cablevision Systems Corporation 9.875% due 5/15/2006        50,000      49,000
 Tenet Healthcare Corporation 8.625% due 1/15/2007           50,000      48,750
 Paging Network 8.875% due 2/01/2006                         50,000      42,500
 Gulf Canada Resources, LTD. 9.25% due 1/15/2004             25,000      25,750
 Falcon Drilling Company 8.875% due 3/15/2003                25,000      25,250
 Rogers Cantel, Inc. 9.375% due 6/01/2008                    25,000      25,250
 Exide Corporation 10.0% due 4/15/2005                       25,000      25,000
                                                                    -----------
  Total Non Convertible Corporate Bonds (Cost $10,394,343)           10,184,618
                                                                    -----------
                                                             Shares
                                                           --------
COMMON STOCKS 1.1%
Colonial Downs Holdings--CL A
 Total Common Stocks (Cost $142,500)                         15,000     110,625
                                                                    -----------
  Total Investments 100% (Cost $10,536,843)                         $10,295,243
                                                                    ===========

* Issued Under Rule 144A.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                                           U.S.
                                                                     Government
                                                                          Money
                                          Nova Fund      Ursa Fund  Market Fund
                                      ------------- -------------- ------------
ASSETS
 Securities at Value (Note 1)--See
  Accompanying Schedules              $ 438,809,070 $1,421,200,159 $225,029,689
 Receivable for Securities Sold           3,587,090              0            0
 Receivable for Futures Contracts
  Settlement                                      0     10,824,067            0
 Premium Receivable for Written
  Options                                45,628,379    136,885,137            0
 Investment Income Receivable                   851         17,865       66,655
 Cash in Custodian Bank                   1,534,564      1,585,341            0
 Cash on Deposit with Broker                      0      4,902,000            0
 Receivable for Shares Purchased          6,414,030     50,065,095   71,949,632
 Unamortized Organization Costs (Note
  1)                                         44,593         29,002       15,670
 Other Assets                                35,164         31,632       19,387
                                      ------------- -------------- ------------
  Total Assets                          496,053,741  1,625,540,298  297,081,033
                                      ------------- -------------- ------------
LIABILITIES
 Payable for Securities Purchased        47,101,100    141,303,300            0
 Payable for Futures Contracts
  Settlement                              3,015,926              0            0
 Written Options at Market Value        177,094,000    881,286,000            0
 Payable for Shares Redeemed             86,606,344     20,312,982   13,193,742
 Dividends Payable                                0              0       66,402
 Investment Advisory Fee Payable            213,155        256,299       89,755
 Cash Balance Due at Custodian Bank               0              0      120,312
 Transfer Agent Fee Payable                  72,850         71,194       41,318
 Other Liabilities                           20,668         23,011       16,678
                                      ------------- -------------- ------------
  Total Liabilities                     314,124,043  1,043,252,786   13,528,207
                                      ------------- -------------- ------------
NET ASSETS                            $ 181,929,698 $  582,287,512 $283,552,826
                                      ============= ============== ============
Shares Outstanding                       10,168,541     82,961,214  283,553,279
                                      ============= ============== ============
Net Asset Value Per Share                    $17.89          $7.02        $1.00
                                             ======          =====        =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                            Over-the-    Precious       U.S.
                              Counter      Metals Government              High Yield
                                 Fund        Fund  Bond Fund   Juno Fund        Fund
                         ------------ ----------- ---------- ----------- -----------
ASSETS
 Securities at Value
  (Note 1)--See
  Accompanying Schedules $ 82,695,673 $28,450,214 $3,382,817 $29,142,534 $10,295,243
 Receivable for
  Securities Sold          54,285,578   6,608,531          0           0   1,688,127
 Receivable for Futures
  Contracts Settlement              0           0          0      44,147           0
 Receivable from Advisor            0           0      9,821           0       9,018
 Investment Income
  Receivable                    7,123       1,468     26,447         729     254,219
 Cash in Custodian Bank        85,640      34,673     62,691      96,558      28,835
 Cash on Deposit with
  Broker                    1,077,095     161,191          0     763,746           0
 Receivable for Shares
  Purchased                 2,936,807   1,601,832  1,313,622   2,771,542           0
 Unamortized
  Organization Costs
  (Note 1)                      8,650      11,975      7,275      19,780      41,605
 Other Assets                  13,579       1,146      1,080       1,893         775
                         ------------ ----------- ---------- ----------- -----------
  Total Assets            141,110,145  36,871,030  4,803,753  32,840,929  12,317,822
                         ------------ ----------- ---------- ----------- -----------
LIABILITIES
 Payable for Securities
  Purchased                26,999,194     797,298    451,154           0      54,499
 Written Options at
  Market Value                308,450           0          0           0           0
 Payable for Shares
  Redeemed                 61,403,277  12,363,693    886,088     225,459   1,683,290
 Dividends Payable                  0           0    133,739           0       2,812
 Investment Advisory Fee
  Payable                      60,885      10,175      4,232      21,625           0
 Transfer Agent Fee
  Payable                      17,412       4,645      1,694       6,007       1,458
 Organization Expense
  Payable to Advisor                0           0          0           0      43,795
 Other Liabilities             42,729      15,080     25,194      10,573      14,297
                         ------------ ----------- ---------- ----------- -----------
  Total Liabilities        88,831,947  13,190,891  1,502,101     263,664   1,800,151
                         ------------ ----------- ---------- ----------- -----------
NET ASSETS               $ 52,278,198 $23,680,139 $3,301,652 $32,577,265 $10,517,671
                         ============ =========== ========== =========== ===========
Shares Outstanding          2,916,375   3,099,090    387,336   3,362,339   1,071,787
                         ============ =========== ========== =========== ===========
Net Asset Value Per
 Share                         $17.93       $7.64      $8.52       $9.69       $9.81
                               ======       =====      =====       =====       =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                                                                            U.S.
                                                                      Government
                                                                           Money
                                           Nova Fund      Ursa Fund  Market Fund
                                        ------------  -------------  -----------
INVESTMENT INCOME
 Interest                               $  9,349,185  $  10,454,328  $7,080,216
                                        ------------  -------------  ----------
  Total Income                             9,349,185     10,454,328   7,080,216
                                        ------------  -------------  ----------
EXPENSES
 Advisory Fees (Note 4)                    1,812,740      2,070,135     671,957
 Transfer Agent Fees (Note 4)                606,411        575,038     268,855
 Audit and Outside Services                   74,791         71,771      44,813
 Accounting Fees (Note 4)                     80,757         78,563      60,841
 Legal                                        93,036        109,715      64,866
 Organizational Expenses                      26,167         12,415       6,664
 Registration Fees                            38,662         46,120      40,026
 Custodian Fees                               58,097         57,786       7,343
 Miscellaneous                                86,250        114,097      74,815
                                        ------------  -------------  ----------
  Total Expenses                           2,876,911      3,135,640   1,240,180
  Custodian Fees Paid Indirectly (Note
   5)                                         54,497         54,099       3,537
                                        ------------  -------------  ----------
  Net Expenses                             2,822,414      3,081,541   1,236,643
                                        ------------  -------------  ----------
Net Investment Income                      6,526,771      7,372,787   5,843,573
                                        ------------  -------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain (Loss) on:
 Investment Securities                    51,932,123    185,394,425           0
 Written Options                         (28,858,102)  (189,862,783)          0
 Futures Contracts                        16,491,572    (63,032,110)          0
                                        ------------  -------------  ----------
  Total Net Realized Gain (Loss)          39,565,593    (67,500,468)          0
Net Change in Unrealized Appreciation
 (Depreciation)
 On Investments, Options and Futures
  Contracts                              (12,688,383)    27,690,198           0
                                        ------------  -------------  ----------
 Net Gain (Loss) on Investments           26,877,210    (39,810,270)          0
                                        ------------  -------------  ----------
Net Increase (Decrease) in Net Assets
 from Operations                        $ 33,403,981  $ (32,437,483) $5,843,573
                                        ============  =============  ==========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                     Period Ended March 31, 1997

--------------------------------------------------------------------------------

                           Over-the-     Precious        U.S.                   High
                             Counter       Metals  Government                  Yield
                                Fund         Fund   Bond Fund   Juno Fund       Fund
                         -----------  -----------  ---------- -----------  ---------
INVESTMENT INCOME
 Interest                $ 1,273,988  $   151,322   $468,977  $   740,291  $ 158,101
 Dividends                   125,692      206,863          0            0          0
                         -----------  -----------   --------  -----------  ---------
  Total Income             1,399,680      358,185    468,977      740,291    158,101
                         -----------  -----------   --------  -----------  ---------
EXPENSES
 Distribution Fees                 0            0          0            0      4,432
 Advisory Fees (Note 4)      775,607      185,396     35,394      130,573      8,131
 Transfer Agent Fees
  (Note 4)                   205,328       49,439     14,158       36,374      2,168
 Audit and Outside
  Services                    41,984       19,258     12,661       11,737      9,960
 Accounting Fees (Note
  4)                          45,669       26,285     14,442       16,731      1,667
 Legal                        33,688       11,103      4,282        6,193        173
 Organizational
  Expenses                     3,702        5,124      3,115        5,072      2,190
 Registration Fees            16,698       10,356     11,937       13,895        116
 Custodian Fees              117,702       23,531      5,651        5,724      2,323
 Miscellaneous                75,111       36,647      6,861        5,309          0
                         -----------  -----------   --------  -----------  ---------
  Total Expenses           1,315,489      367,139    108,501      231,608     31,160
  Custodian Fees Paid
   Indirectly (Note 5)         1,442        1,709      1,866        2,124        315
  Less Expenses
   Reimbursed by
   Investment Advisor              0        7,245          0            0     14,487
                         -----------  -----------   --------  -----------  ---------
  Net Expenses             1,314,047      358,185    106,635      229,484     16,358
                         -----------  -----------   --------  -----------  ---------
Net Investment Income         85,633            0    362,342      510,807    141,743
                         -----------  -----------   --------  -----------  ---------
REALIZED AND UNREALIZED
 GAIN (LOSS) ON
 INVESTMENTS
Net Realized Gain
 (Loss) on:
 Investment Securities    18,582,010  (10,519,765)  (364,110)     (34,902)   (95,444)
 Written Options              52,685        5,751
 Futures Contracts                 0            0    211,629   (1,158,173)         0
                         -----------  -----------   --------  -----------  ---------
  Total Net Realized
   Gain (Loss)            18,634,695  (10,514,014)  (152,481)  (1,193,075)   (95,444)
Net Change in
 Unrealized
 Appreciation
 (Depreciation)
 on Investments,
 Options and
 Futures Contracts          (676,120)   2,142,579   (254,243)   1,086,638   (241,600)
                         -----------  -----------   --------  -----------  ---------
 Net Gain (Loss) on
  Investments             17,958,575   (8,371,435)  (406,724)    (106,437)  (337,044)
                         -----------  -----------   --------  -----------  ---------
Net Increase (Decrease)
 in Net Assets from
 Operations              $18,044,208  ($8,371,435)  ($44,382) $   404,370  ($195,301)
                         ===========  ===========   ========  ===========  =========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                  Nova Fund                  Ursa Fund
                          -------------------------- --------------------------
                          Period Ended    Year Ended Period Ended    Year Ended
                             March 31,      June 30,    March 31,      June 30,
                                  1997          1996         1997          1996
                          ------------  ------------ ------------  ------------
From Investment
 Activities
 Net Investment Income    $  6,526,771  $  4,179,165 $  7,372,787  $  6,011,770
 Net Realized Gain
  (Loss) on Investments     39,565,593    22,094,745  (67,500,468)  (36,517,831)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments              (12,688,383)    2,685,556   27,690,198     3,161,168
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets from
  Operations                33,403,981    28,959,466  (32,437,483)  (27,344,893)
                          ------------  ------------ ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                    0             0     (752,816)            0
 From Realized Gain on
  Investments               (6,012,731)            0            0             0
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                  (70,002,669)  132,666,112  422,924,543    92,269,466
                          ------------  ------------ ------------  ------------
 Net Increase (Decrease)
  in Net Assets            (42,611,419)  161,625,578  389,734,244    64,924,573
                          ------------  ------------ ------------  ------------
NET ASSETS--Beginning of
 Period                    224,541,116    62,915,538  192,553,268   127,628,695
                          ------------  ------------ ------------  ------------
NET ASSETS--End of
 Period                   $181,929,697  $224,541,116 $582,287,512  $192,553,268
                          ============  ============ ============  ============


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                U.S. Government                  Over-the-
                               Money Market Fund                Counter Fund
                          ----------------------------  ----------------------------
                           Period Ended     Year Ended    Period Ended    Year Ended
                          March 31,1997   June 30,1996  March 31, 1997 June 30, 1996
                          -------------  -------------  -------------- -------------
From Investment
 Activities
 Net Investment Income    $  5,843,573   $   7,459,832   $     85,633  $    304,516
 Net Realized Gain on
  Investments                        0             467     18,634,695     7,408,632
 Net Change in
  Unrealized
  Depreciation of
  Investments                        0               0       (676,120)     (894,564)
                          ------------   -------------   ------------  ------------
 Net Increase in Net
  Assets Resulting from
  Operations                 5,843,573       7,460,299     18,044,208     6,818,584
                          ------------   -------------   ------------  ------------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)           (5,799,436)     (7,466,933)      (522,552)            0
 From Realized Gain on
  Investments                        0            (467)       (57,883)   (1,826,446)
Net Increase (Decrease)
 in Net Assets Resulting
 from Shares
 Transactions (Note 8)     129,584,142    (130,266,747)   (13,901,489)  (18,223,812)
                          ------------   -------------   ------------  ------------
 Net Increase (Decrease)
  in Net Assets            129,628,279    (130,273,848)     3,562,284   (13,231,674)
                          ------------   -------------   ------------  ------------
NET ASSETS--Beginning of
 Period                    153,924,547     284,198,395     48,715,914    61,947,588
                          ------------   -------------   ------------  ------------
NET ASSETS--End of
 Period                   $283,552,826   $ 153,924,547   $ 52,278,198  $ 48,715,914
                          ============   =============   ============  ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Precious Metals              U.S. Government
                                      Fund                      Bond Fund
                          ---------------------------- ----------------------------
                            Period Ended    Year Ended  Period Ended     Year Ended
                          March 31, 1997 June 30, 1996 March 31,1997  June 30, 1996
                          -------------- ------------- -------------  -------------
From Investment
 Activities
 Net Investment Income
  (Loss)                   $          0   $    (3,434) $    362,342    $   882,912
 Net Realized Gain
  (Loss) on Investments     (10,514,014)    2,288,270      (152,481)      (103,013)
 Net Change in
  Unrealized
  Appreciation
  (Depreciation) of
  Investments                 2,142,579    (6,585,369)     (254,243)       188,414
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets from
  Operations                 (8,371,435)   (4,300,533)      (44,382)       968,313
                           ------------   -----------  ------------    -----------
Distributions to
 Shareholders
 From Net Investment
  Income (Note 1)                     0             0      (362,881)      (885,787)
 From Realized Gain on
  Investments                         0             0             0       (243,678)
Net Increase (Decrease)
 in Net Assets from
 Shares Transactions
 (Note 8)                    (4,521,996)       13,022   (14,622,230)    15,900,788
                           ------------   -----------  ------------    -----------
 Net Increase (Decrease)
  in Net Assets             (12,893,431)   (4,287,511)  (15,029,493)    15,739,636
                           ------------   -----------  ------------    -----------
NET ASSETS--Beginning of
 Period                      36,573,570    40,861,081    18,331,145      2,591,509
                           ------------   -----------  ------------    -----------
NET ASSETS--End of
 Period                    $ 23,680,139   $36,573,570  $  3,301,652    $18,331,145
                           ============   ===========  ============    ===========

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    High Yield
                                              Juno Fund                   Fund
                                     --------------------------- -------------
                                      Period Ended    Year Ended  Period Ended
                                     March 31,1997 June 30, 1996 March 31,1997
                                     ------------- ------------- -------------
From Investment Activities
 Net Investment Income                $   510,807   $   710,596   $   141,743
 Net Realized Loss on Investments      (1,193,075)   (1,855,288)      (95,444)
 Net Change in Unrealized
  Appreciation (Depreciation) of
  Investments                           1,086,638      (397,053)     (241,600)
                                      -----------   -----------   -----------
 Net Increase (Decrease) in Net
  Assets from Operations                  404,370    (1,541,745)     (195,301)
                                      -----------   -----------   -----------
Distributions to Shareholders
 From Net Investment Income (Note 1)      (61,626)            0      (141,743)
Net Increase in Net Assets from
 Shares Transactions (Note 8)          13,374,908    16,100,047    10,854,715
                                      -----------   -----------   -----------
 Net Increase in Net Assets            13,717,652    14,558,302    10,517,671
                                      -----------   -----------   -----------
NET ASSETS--Beginning of Period        18,859,613     4,301,311             0
                                      -----------   -----------   -----------
NET ASSETS--End of Period             $32,577,265   $18,859,613   $10,517,671
                                      ===========   ===========   ===========


See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 Nova Fund
                                    -----------------------------------------
                                       Period         Year     Year    Period
                                        Ended        Ended    Ended     Ended
                                    March 31,     June 30, June 30,  June 30,
                                         1997         1996     1995     1994*
                                    ---------     -------- --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $  15.68      $  11.81 $  9.77   $  10.01
                                    --------      -------- -------   --------
 Net Investment Income                   .35           .56     .28        .01
 Net Realized and Unrealized Gains
  (Losses) on Securities                2.19          3.31    2.88       (.25)
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                            2.54          3.87    3.16       (.24)
 Dividends to Shareholders from Net
  Investment Income                      .00           .00    (.29)       .00
 Distributions to Shareholders from
  Net Realized Capital Gain             (.33)          .00    (.83)       .00
                                    --------      -------- -------   --------
 Net Increase (Decrease) in Net
  Asset Value                           2.21          3.87    2.04       (.24)
                                    --------      -------- -------   --------
NET ASSET VALUE--END OF PERIOD      $  17.89      $  15.68 $ 11.81   $   9.77
                                    ========      ======== =======   ========
TOTAL INVESTMENT RETURN               20.92%**      32.77%  32.65%    (2.47)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          1.16%**++     1.31%   1.43%      1.73%**
 Net Investment Income                 2.69%**       3.14%   2.62%      1.05%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%      0%         0%
 Net Assets, End of Period (000's
  omitted)                          $181,930      $224,541 $62,916   $ 77,914

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.19%.
 *Commencement of Operations: July 12, 1993--Nova Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                              Ursa Fund
                                --------------------------------------------
                                   Period          Year       Year    Period
                                    Ended         Ended      Ended     Ended
                                March 31,      June 30,   June 30,  June 30,
                                     1997          1996       1995     1994*
                                ---------     ---------  ---------  --------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   7.55      $    8.79  $   10.54  $  10.00
                                --------      ---------  ---------  --------
 Net Investment Income               .17            .30        .35       .01
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.68)         (1.54)     (1.78)      .53
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                        (.51)         (1.24)     (1.43)      .54
 Dividends to Shareholders from
  Net Investment Income             (.02)           .00       (.32)      .00
                                --------      ---------  ---------  --------
 Net Increase (Decrease) in Net
  Asset Value                       (.53)         (1.24)     (1.75)      .54
                                --------      ---------  ---------  --------
NET ASSET VALUE--END OF PERIOD  $   7.02      $    7.55  $    8.79  $  10.54
                                ========      =========  =========  ========
TOTAL INVESTMENT RETURN          (8.98)%**     (14.11)%   (14.08)%    10.89%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.34%**++      1.39%      1.39%     1.67%**
 Net Investment Income             3.21%**        3.38%      3.50%     1.43%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***           0%             0%         0%        0%
 Net Assets, End of Period
  (000's omitted)               $582,288      $ 192,553  $ 127,629  $110,899

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.36%.
* Commencement of Operations: January 7, 1994--Ursa Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                     U.S. Government Money Market Fund
                                    ------------------------------------------
                                       Period         Year      Year    Period
                                        Ended        Ended     Ended     Ended
                                    March 31,     June 30,  June 30,  June 30,
                                         1997         1996      1995     1994*
                                    ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                             $   1.00      $   1.00  $   1.00  $  1.00
                                    --------      --------  --------  -------
 Net Investment Income                   .03           .04       .04      .01
 Net Realized and Unrealized Gains
  on Securities                          .00           .00       .00      .00
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value
  Resulting from Operations              .03           .04       .04      .01
 Dividends to Shareholders from Net
  Investment Income                     (.03)         (.04)     (.04)    (.01)
                                    --------      --------  --------  -------
 Net Increase in Net Asset Value         .00           .00       .00      .00
                                    --------      --------  --------  -------
NET ASSET VALUE--END OF PERIOD      $   1.00      $   1.00  $   1.00  $  1.00
                                    ========      ========  ========  =======
TOTAL INVESTMENT RETURN                4.39%**       4.60%     4.43%    2.47%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                          0.86%**++     0.99%     0.89%    1.16%**
 Net Investment Income                 4.06%**       4.18%     4.23%    2.34%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***               0%            0%        0%       0%
 Net Assets, End of Period (000's
  omitted)                          $283,553      $153,925  $284,198  $88,107

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is .86%.
* Commencement of Operations: December 3, 1993--U.S. Government Money Market
  Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                          Over-the-Counter Fund
                                   ------------------------------------------
                                      Period         Year      Year    Period
                                       Ended        Ended     Ended     Ended
                                   March 31,     June 30,  June 30,  June 30,
                                        1997         1996      1995     1994*
                                   ---------     --------  --------  --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                            $  15.16      $  12.22  $   8.76  $  10.00
                                   --------      --------  --------  --------
 Net Investment Income                  .01           .06       .14       .01
 Net Realized and Unrealized Gains
  (Losses) on Securities               2.84          3.24      4.17     (1.25)
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value Resulting from
  Operations                           2.85          3.30      4.31     (1.24)
 Dividends to Shareholders from
  Net Investment Income                (.07)          .00      (.12)      .00
 Distributions to Shareholders
  from Net Realized Capital Gain       (.01)         (.36)     (.73)      .00
                                   --------      --------  --------  --------
 Net Increase (Decrease) in Net
  Asset Value                          2.77          2.94      3.46     (1.24)
                                   --------      --------  --------  --------
NET ASSET VALUE--END OF PERIOD     $  17.93      $  15.16  $  12.22  $   8.76
                                   ========      ========  ========  ========
TOTAL INVESTMENT RETURN              24.77%**      26.44%    49.00%  (30.17)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                         1.27%**++     1.33%     1.41%     1.97%**
 Net Investment Income                0.08%**       0.44%     1.34%     1.69%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***        1140.35%      2578.56%  2241.00%  1171.00%
 Net Assets, End of Period (000's
  omitted)                         $ 52,278      $ 48,716  $ 61,948  $ 30,695

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.27%.
* Commencement of Operations: February 14, 1994--Over-the-Counter Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                         Precious Metals Fund
                              -----------------------------------------------
                                 Period           Year       Year      Period
                                  Ended          Ended      Ended       Ended
                              March 31,       June 30,   June 30,    June 30,
                                   1997           1996       1995       1994*
                              ---------     ---------- ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING
 OF PERIOD                    $   9.05      $     8.73 $     8.29  $    10.00
                              --------      ---------- ----------  ----------
 Net Investment Income             .00             .00        .10         .01
 Net Realized and Unrealized
  Gains (Losses) on
  Securities                     (1.41)            .32        .43       (1.72)
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                (1.41)            .32        .53       (1.71)
 Dividends to Shareholders
  from Net Investment Income       .00             .00       (.09)        .00
                              --------      ---------- ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                (1.41)            .32        .44       (1.71)
                              --------      ---------- ----------  ----------
NET ASSET VALUE--END OF
 PERIOD                       $   7.64      $     9.05 $     8.73  $     8.29
                              ========      ========== ==========  ==========
TOTAL INVESTMENT RETURN       (20.77)%**         3.67%      6.21%    (29.27)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                    1.45%**++       1.33%      1.38%       2.06%**
 Net Investment Income           0.00%**       (0.01)%      1.15%       1.23%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***    743.33%       1,036.37%  1,765.00%   2,728.00%
 Average Commission Rate
  Paid****                       .0101          0.0151        --          --
 Net Assets, End of Period
  (000's omitted)             $ 23,680      $   36,574 $   40,861  $    1,526

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.49%.
* Commencement of Operations: December 1, 1993--Precious Metals Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.
**** For fiscal years beginning on or after September 1, 1995, the fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                       U.S. Government Bond Fund
                                ----------------------------------------------
                                   Period         Year        Year      Period
                                    Ended        Ended       Ended       Ended
                                March 31,     June 30,    June 30,    June 30,
                                     1997         1996        1995       1994*
                                ---------     --------  ----------  ----------
PER SHARE OPERATING
 PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF
 PERIOD                         $   8.97      $   9.55  $     8.24  $    10.00
                                --------      --------  ----------  ----------
 Net Investment Income               .34           .46         .39         .02
 Net Realized and Unrealized
  Gains (Losses) on Securities      (.45)         (.45)       1.17       (1.76)
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value Resulting
  from Operations                   (.11)          .01        1.56       (1.74)
 Dividends to Shareholders
  from Net Investment Income        (.34)         (.46)       (.25)       (.02)
 Distributions to Shareholders
  from Net Realized Capital
  Gain                               .00          (.13)        .00         .00
                                --------      --------  ----------  ----------
 Net Increase (Decrease) in
  Net Asset Value                   (.45)         (.58)       1.31       (1.76)
                                --------      --------  ----------  ----------
NET ASSET VALUE--END OF PERIOD  $   8.52      $   8.97  $     9.55  $     8.24
                                ========      ========  ==========  ==========
TOTAL INVESTMENT RETURN          (0.46)%**     (1.48)%      18.97%    (32.63)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                      1.49%**++     1.26%       2.26%       3.05%**
 Net Investment Income             5.06%**       4.73%       4.64%       3.39%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***      962.17%       780.30%   3,452.59%   1,290.00%
 Net Assets, End of Period
  (000's omitted)               $  3,302      $ 18,331  $    2,592  $    1,564

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.51%.
* Commencement of Operations: January 3, 1994--U.S.Government Bond Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Juno Fund
                                           ------------------------------------
                                              Period        Year   Period
                                               Ended       Ended    Ended
                                           March 31,    June 30, June 30,
                                                1997        1996    1995*
                                           ---------    -------- --------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD        $  9.47     $  9.08  $  10.00
                                            -------     -------  --------
 Net Investment Income                          .25         .34       .14
 Net Realized and Unrealized Gains
  (Losses) on Securities                        .00         .05     (1.06)
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value Resulting from Operations               .25         .39      (.92)
 Dividends to Shareholders from Net
  Investment Income                            (.03)        .00       .00
                                            -------     -------  --------
 Net Increase (Decrease) in Net Asset
  Value                                         .22         .39      (.92)
                                            -------     -------  --------
NET ASSET VALUE--END OF PERIOD              $  9.69     $  9.47  $   9.08
                                            =======     =======  ========
TOTAL INVESTMENT RETURN                       3.75%**     4.30%   (9.20)%
RATIOS TO AVERAGE NET ASSETS
 Net Expenses                                 1.58%**++   1.64%     1.50%**
 Net Investment Income                        3.51%**     3.63%     1.32%**
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                   0.00%       0.00%     0.00%
 Net Assets, End of Period (000's omitted)  $32,577     $18,860  $  4,301

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.60%.
* Commencement of Operations: March 3, 1995--Juno Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova , Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                               High Yield
                                                                    Fund*
                                                           --------------
                                                                   Period
                                                                    Ended
                                                           March 31, 1997
                                                           --------------
PER SHARE OPERATING PERFORMANCE:+
NET ASSET VALUE--BEGINNING OF PERIOD                          $  10.00
                                                              --------
 Net Investment Income                                             .19
 Net Realized and Unrealized Loss on Securities                   (.36)
                                                              --------
 Net Decrease in Net Asset Value Resulting from Operations        (.17)
 Dividends to Shareholders from Net Investment Income             (.02)
                                                              --------
 Net Decrease in Net Asset Value                                  (.19)
                                                              --------
NET ASSET VALUE--END OF PERIOD                                $   9.81
                                                              ========
TOTAL INVESTMENT RETURN**                                      (0.12)%
RATIOS TO AVERAGE NET ASSETS**
 Expenses                                                         .99%++
 Net Investment Income                                           8.57%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                    763.11%
 Net Assets, End of Period (000's omitted)                    $ 10,518

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.88%.
* Commencement of Operations: January 3, 1997--High Yield Fund.
** Annualized.
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year. The Nova, Ursa, and Juno Funds typically hold most of their investments in options and futures contracts which are deemed short-term securities.

See Notes to Financial Statements.

                               RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The financial statements include eight of the separate series except the Institutional Money Market Fund. The accompanying significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect nine months of financial activity.

A. Securities listed on an exchange are valued at the latest quoted sales prices as of 4:00 P.M. on the valuation date. Securities not traded on an exchange are valued at their last sales price. Listed options held by the Trust are valued at their last bid price. Over-the-counter options held by the Trust are valued using the average bid price obtained from one or more security dealers. The value of futures contracts purchased and sold by the Trust are accounted for using the unrealized gain or loss on the contracts that is determined by marking the contracts to their current realized settlement prices. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily in the U.S. Government Money Market Fund, the Institutional Money Market Fund, the U.S. Government Bond Fund, and the High Yield Fund. Income dividends in these funds are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly in the U.S. Government Money Market Fund and the Institutional Money Market Fund.

D. When the Trust engages in a short sale, an amount equal to the proceeds received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the market value of the short sale. The Trust maintains a segregated account of securities as collateral for the short sales. The Trust is exposed to market risk based on the amount, if any, that the market value of the stock exceeds the market value of the securities in the segregated account.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

E. When the Trust writes (sells) an option, an amount equal to the premium received is entered in the Trust's accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When an option expires, or if the Trust enters into a closing purchase transaction, the Trust realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

F. The Trust may purchase or sell stock index futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specified future delivery date and at a specific price. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

G. Futures contracts and written options involve to varying degrees, elements of market risk and risks in excess of the amount recognized in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement each fund has in the particular classes of instruments. Risks may be caused by an imperfect correlation between movements in the price of the instruments and the price of the underlying securities.

H. The Trust intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

I. Costs incurred by the Trust in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

J. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

2. OPERATING POLICIES

The Trust, which includes nine separate funds, utilizes futures contracts, options, and options on futures contracts in order to meet the specific investment objectives of the individual funds.

The Nova Fund, which is designed to provide total returns over time that are superior to the Standard and Poor's 500 Composite Stock Price Index ("S&P 500") invests primarily in futures on the S&P 500 index and options on those futures in order to correlate its return with an amount approximately 150% of the performance of the S&P 500. The Ursa Fund primarily sells futures contracts and buys options on futures contracts in furtherance of its investment objective to inversely correlate the S&P 500. The Precious Metals Fund seeks capital appreciation. It buys primarily equity securities and purchases call options and sells put options on the XAU Index. The Bond Fund strives to provide income and capital appreciation. It purchases primarily long-term Treasury Bonds. It also purchases futures contracts on U.S. Treasury Bonds and buys call options on U.S. Treasury Bond futures as a substitute for a comparable market position in the underlying U.S. Treasury Securities. The Juno Fund seeks to inversely correlate with the price changes of the current Thirty Year Treasury Bond. To meet this objective, Juno primarily buys put options on Treasury Bond futures and sells Treasury Bond futures. The OTC Fund strives to provide investment results before fees and expenses that closely correlate the total return of the NASDAQ Composite Index. The fund invests in securities included in the NASDAQ Composite and buys call options and sells put options on stock indexes. The High Yield Fund, which correlates the MLHY Index does so by investing primarily in long term, intermediate-term, and short term, below investment grade, corporate bonds. In addition the Nova Fund, the Ursa Fund, the OTC Fund, and the Precious Metals Fund all write options to further meet their investment objectives.

The risks inherent in the use of options, futures contracts, and options on futures contracts include 1) adverse changes in the value of such instruments;
2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index, or futures contract; 3) the possible absences of a liquid secondary market for any particular instrument at any time; and 4) the possible need to defer closing out certain positions to avoid adverse tax consequences.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

3. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31,1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, and Prudential Securities, in the joint account and the collateral therefore was as follows:

Security Type                          Range of rates    Par Value Market Value
-------------                          -------------- ------------ ------------
United States Treasury Bills..........  6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes..........  5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond...........  8.5%          $ 14,404,000 $ 16,756,189

4. INVESTMENT ADVISORY, ACCOUNTING, AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Trust pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of one half of one percent (0.50%) of the average daily net assets of the U.S. Government Money Market Fund and the U.S. Government Bond Fund; three-quarters of one percent (0.75%) of the average daily net assets of the Nova Fund, the Precious Metals Fund, the Over-the-Counter Fund, and the High Yield Fund; and nine-tenths of one percent (0.90%) of the average daily net assets of the Ursa Fund and the Juno Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the U.S. Government Money Market Fund, U.S. Government Bond Fund, Precious Metals Fund, Over-the-Counter Fund, and the High Yield Fund; and at annual rate of one-quarter of one percent (0.25%) of the Nova Fund, the Ursa Fund, and the Juno Fund.

The Trust paid PADCO Service Co., Inc. $324,955 in accounting fees for the above eight funds for the nine month period ended March 31, 1997.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. ACCOUNTING FOR EXPENSES

The Trust has entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Trust's expenses.

6. SECURITIES TRANSACTIONS

During the period ended March 31, 1997 purchases and sales of investment securities were:

                           U.S.
                     Government                                     U.S.
                          Money      Over-the-     Precious   Government
           Nova Ursa     Market        Counter       Metals         Bond Juno  High Yield
           Fund Fund       Fund           Fund         Fund         Fund Fund        Fund
           ---- ---- ---------- -------------- ------------ ------------ ---- -----------
Purchases   $0   $0      $0     $1,540,525,569 $250,054,682 $ 93,832,370  $0  $53,779,476
Sales       $0   $0      $0     $1,557,547,271 $254,765,751 $106,868,172  $0  $43,147,175

The transactions shown above exclude short term and temporary cash investments.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

7. NET UNREALIZED APPRECIATION/DEPRECIATION OF SECURITIES

At March 31, 1997 unrealized appreciation (depreciation) and cost of investment securities for Federal income tax purposes was:

                                                        U.S.
                                                     Govern-                                   U.S.
                                                        ment                                Govern-
                                                       Money    Over-the-      Precious        ment                     High
                          Nova            Ursa        Market      Counter        Metals        Bond         Juno       Yield
                          Fund            Fund          Fund         Fund          Fund        Fund         Fund        Fund
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Gross Unrealized
 Appreciation     $  7,582,445  $   67,611,663  $          0 $  7,557,430  $  1,033,764  $        0  $   699,035 $     3,665
Gross Unrealized
 (Depreciation)    (17,318,714)    (38,929,773)            0  (24,053,452)  (12,875,480)   (250,148)           0    (277,248)
                  ------------  --------------  ------------ ------------  ------------  ----------  ----------- -----------
Net Unrealized
 Appreciation
 (Depreciation)   $ (9,736,269) $   28,681,890  $          0 $(16,496,022) $(11,841,716) $ (250,148) $   699,035 $  (273,583)
Cost of
 Investments for
 Federal Income
 Tax Purposes     $455,745,969  $1,432,790,025  $225,029,689  $99,086,695   $40,291,930  $3,632,965  $29,096,102 $10,568,826

8. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31, 1997 were:

                                             U.S. Govern-                                    U.S.
                                                     ment                                 Govern-
                                                    Money                                    ment
                       Nova          Ursa          Market     Over-the-     Precious         Bond         Juno        High
                       Fund          Fund            Fund  Counter Fund  Metals Fund         Fund         Fund  Yield Fund
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Shares
 Purchased      203,150,294   367,144,528   3,329,494,638   142,745,580   47,008,940   14,919,523   14,955,089   3,374,658
Dividend
 Reinvestment       300,618        90,217       5,678,838        27,056            0       40,733        5,497      12,716
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Total
 Purchased      203,450,912   367,234,745   3,335,173,476   142,772,636   47,008,940   14,960,256   14,960,586   3,387,374
Shares
 Redeemed      (207,604,225) (309,781,363) (3,205,603,845) (143,069,637) (47,949,316) (16,615,981) (13,589,740) (2,315,587)
               ------------  ------------  --------------  ------------  -----------  -----------  -----------  ----------
Net
 Shares
 Purchased
 (Redeemed)      (4,153,313)   57,453,382     129,569,631      (297,001)    (940,376)  (1,655,725)   1,370,846   1,071,787
               ============  ============  ==============  ============  ===========  ===========  ===========  ==========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the period ended March 31, 1997 were:

                                                        U.S.
                                                     Govern-                                        U.S.
                                                        ment                                     Govern-
                                                       Money       Over-the-      Precious          ment
                        Nova            Ursa          Market         Counter        Metals          Bond          Juno
                        Fund            Fund            Fund            Fund          Fund          Fund          Fund
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares
 Purchased    $3,521,884,322  $2,638,202,998  $3,329,457,087  $2,553,497,726  $413,202,942  $134,338,078  $140,757,025
Purchased
 through
 Dividend
 Reinvestment      5,375,055         626,105       5,730,900         507,026             0       373,468        49,308
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total
 Purchased     3,527,259,377   2,638,829,103   3,335,187,987   2,554,004,752   413,202,942   134,711,546   140,806,333
Shares
 Redeemed     (3,597,262,046) (2,215,904,560) (3,205,603,845) (2,567,906,241) (417,724,938) (149,333,776) (127,431,425)
              --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 (Redeemed)
 Purchased    $  (70,002,669) $  422,924,543  $  129,584,142  $  (13,901,489) $ (4,521,996) $(14,622,230) $ 13,374,908
              ==============  ==============  ==============  ==============  ============  ============  ============
                     High
                    Yield
                     Fund
              ------------
Shares
 Purchased    $33,888,522
Purchased
 through
 Dividend
 Reinvestment     126,588
              ------------
Total
 Purchased     34,015,110
Shares
 Redeemed     (23,160,395)
              ------------
Net Shares
 (Redeemed)
 Purchased    $10,854,715
              ============

Transactions in shares for the year ended June 30, 1996 were:

                                                             U.S.
                                                       Government                                    U.S.
                                                            Money     Over-the-     Precious   Government
                               Nova          Ursa          Market       Counter       Metals         Bond         Juno
                               Fund          Fund            Fund          Fund         Fund         Fund         Fund
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Shares Purchased        188,794,994   276,476,043   4,139,232,212   168,346,003   87,901,045   19,714,470   25,594,613
Dividend Reinvestment             0             0       7,466,821       108,337            0       97,996            0
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Total Purchased         188,794,994   276,476,043   4,146,699,033   168,454,340   87,901,045   19,812,466   25,594,613
Shares Redeemed        (179,799,246) (265,490,770) (4,276,965,783) (170,312,258) (88,544,497) (18,040,885) (24,076,731)
                       ------------  ------------  --------------  ------------  -----------  -----------  -----------
Net Shares Purchased
 (Redeemed)               8,995,748    10,985,273    (130,266,750)   (1,857,918)    (643,452)   1,771,581    1,517,882
                       ============  ============  ==============  ============  ===========  ===========  ===========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Transactions in dollars for the year ended June 30, 1996 were:

                                                            U.S.
                                                      Government                                        U.S.
                                                           Money       Over-the-      Precious    Government
                            Nova            Ursa          Market         Counter        Metals          Bond          Juno
                            Fund            Fund            Fund            Fund          Fund          Fund          Fund
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Shares Purchased  $2,653,475,866  $2,245,867,707  $4,139,232,212  $2,261,882,356  $836,754,933  $189,414,530  $233,349,428
Purchased
 through
 Dividend
 Reinvestment                  0               0       7,466,821       1,413,792             0       879,023             0
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Total Purchased    2,653,475,866   2,245,867,707   4,146,699,033   2,263,296,148   836,754,933   190,293,553   233,349,428
Shares Redeemed   (2,520,809,754) (2,153,598,241) (4,276,965,780) (2,281,519,960) (836,741,911) (174,392,765) (217,249,381)
                  --------------  --------------  --------------  --------------  ------------  ------------  ------------
Net Shares
 Purchased/
 (Redeemed)       $  132,666,112  $   92,269,466  $ (130,266,747) $  (18,223,812) $     13,022  $ 15,900,788  $ 16,100,047
                  ==============  ==============  ==============  ==============  ============  ============  ============

9. OPTION CONTRACTS WRITTEN

During the period ended March 31, 1997 the Trust wrote the following contracts:

Call Options Written:

                                          Nova Fund                  Ursa Fund
                             ----------------------  -------------------------
                             Number of      Initial  Number of         Initial
                             Contracts     Premiums  Contracts        Premiums
                             --------- ------------  --------- ---------------
Outstanding at Beginning of
 Period                            0   $          0     6,000  $   194,132,927
Options Written                7,222    274,895,042    38,800    1,765,889,584
Options Terminated            (3,222)   (90,218,598)  (24,800)  (1,062,894,217)
                              ------   ------------   -------  ---------------
Outstanding at End of Pe-
 riod                          4,000   $184,676,444    20,000  $   897,128,294
                              ======   ============   =======  ===============

Put Options Written:

                                                                                                 Precious Metals
                                    Nova Fund               Ursa Fund  Over-the-Counter fund                Fund
                       ----------------------  ----------------------  ---------------------  ------------------
                       Number of      Initial  Number of      Initial  Number of     Initial  Number of  Initial
                       Contracts     Premiums  Contracts     Premiums  Contracts    Premiums  Contracts Premiums
                       --------- ------------  --------- ------------  --------- -----------  --------- --------
Outstanding at
 Beginning of Period         0   $          0        0   $          0       37   $    88,577      20    $  9,189
Options Written          1,200     10,068,500    1,600     14,708,000    1,611     2,801,807     100      42,136
Options Terminated      (1,200)   (10,068,500)  (1,600)   (14,708,000)  (1,617)   (2,686,934)   (120)    (51,325)
                        ------   ------------   ------   ------------   ------   -----------    ----    --------
Outstanding at End of
 Period                      0   $          0        0   $          0       31   $   203,450       0    $      0
                        ======   ============   ======   ============   ======   ===========    ====    ========

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

10. NET ASSETS

At March 31, 1997, net assets consisted of:

                                                                           U.S.
                                                                     Government
                                                                          Money
                                         Nova Fund      Ursa Fund   Market Fund
                                      ------------  -------------  ------------
Paid-In-Capital                       $179,428,969  $ 696,706,717  $283,515,523
Undistributed Net Investment Income              0      1,039,285        37,303
Accumulated Net Realized Gain (Loss)
 on Investments                         12,236,998   (144,140,380)            0
Net Unrealized Appreciation
 (Depreciation) on Investments,
 Options and Futures Contracts          (9,736,269)    28,681,890             0
                                      ------------  -------------  ------------
Net Assets                            $181,929,698  $ 582,287,512  $283,552,826
                                      ============  =============  ============

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                            Over-the-     Precious        U.S.                      High
                              Counter       Metals  Government         Juno        Yield
                                 Fund         Fund   Bond Fund         Fund         Fund
                          -----------  -----------  ----------  -----------  -----------
Paid-In-Capital           $67,263,264  $43,566,617  $4,118,999  $36,461,968  $10,854,715
Undistributed Net
 Investment Income            514,668            0      16,220      100,975            0
Distribution in Excess
 of Net Investment
 Income                             0       (2,035)          0            0            0
Accumulated Net Realized
 Loss on Investments      (22,406,539) (19,609,610)   (776,212)  (4,684,713)     (95,444)
Net Unrealized
 Appreciation
 (Depreciation) on
 Investments, Options
 and Futures Contracts      6,906,805     (274,833)    (57,355)     699,035     (241,600)
                          -----------  -----------  ----------  -----------  -----------
Net Assets                $52,278,198  $23,680,139  $3,301,652  $32,577,265  $10,517,671
                          ===========  ===========  ==========  ===========  ===========

* Realized capital gains differ for financial statement and tax purposes primarily because of the timing of the recognition of post October 31 capital losses.

11. LOSS CARRYFORWARD--FEDERAL INCOME TAX

At March 31, 1997, for federal income tax purposes, the following funds have capital loss carryovers which may be applied against future net taxable realized gains of each succeeding year until the earlier of its utilization or its expiration.

                                       U.S.
                        Precious Government               High
Expires          Ursa     Metals       Bond       Juno   Yield
March 31         Fund       Fund       Fund       Fund    Fund
--------  ----------- ---------- ---------- ---------- -------
2003      $ 6,618,786 $        0  $      0  $        0 $     0
2004       43,168,709  4,249,968         0   3,643,317       0
2005       50,012,823    709,440   539,594     106,438  63,461

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statements of assets and liabilities, including the schedules of investments, of the Nova, Ursa, U.S. Government Money Market, Over-the-Counter, Precious Metals, U.S. Government Bond, Juno and High Yield Funds (eight of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of their operations, the changes in their net assets, and the financial highlights for the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                                   Nova Fund
                                   Juno Fund
                                   Ursa Fund
                                   OTC Fund
                                High Yield Fund
                             Precious Metals Fund
                           U.S. Government Bond Fund
                         U.S. Government Money Market



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888


                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                 MARCH 31,1997



                         Nova Fund
                         Juno Fund
                         Ursa Fund
                         OTC Fund
                         High Yield Fund
                         Precious Metals Fund
                         U.S. Government Bond Fund
                         U.S. Government Money Market

                         [LOGO OF RYDEX APPEARS HERE]

                        Institutional Money Market Fund


                           The First Family of Funds

                           Designed for Professional
                                 Money Managers


                                 ANNUAL REPORT
                                 MARCH 31, 1997


                               RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                         (301) 468-8520  (800) 820-0888

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

                                                               Face Market Value
                                                             Amount     (Note 1)
                                                         ---------- ------------
COMMERCIAL PAPER 6.9%
American Express Credit Corporation 5.30% 4/14/97        $1,000,000 $    998,086
Ford Motor Credit Company 5.34% 4/04/97                   1,000,000      999,555
Ford Motor Credit Company 5.30% 4/10/97                   1,000,000      998,675
General Electric Credit Corporation 5.28% 4/03/97         1,000,000      999,707
General Electric Credit Corporation 5.32% 4/03/97         1,000,000      999,704
General Motor Acceptance Corporation 5.31% 4/07/97        1,000,000      999,115
IBM Credit Corporation 5.25% 4/02/97                      1,000,000      999,854
                                                                    ------------
  Total Commercial Paper (Cost $6,994,696)                             6,994,696
                                                                    ------------
FEDERAL AGENCY DISCOUNT NOTES 73.6%
Federal Farm Credit Administration 5.24% 4/29/97          1,000,000      995,924
Federal Home Loan Mortgage Corporation 5.48% 4/01/97      5,000,000    5,000,000
Federal Home Loan Mortgage Corporation 5.47% 4/02/97     15,000,000   14,997,721
Federal Home Loan Mortgage Corporation 5.55% 4/02/97      5,000,000    4,999,229
Federal Home Loan Mortgage Corporation 5.50% 4/03/97      5,000,000    4,998,472
Federal Home Loan Mortgage Corporation 5.50% 4/03/97     20,000,000   19,993,889
Federal Home Loan Mortgage Corporation 5.46% 4/04/97     10,000,000    9,995,450
Federal Home Loan Mortgage Corporation 5.24% 4/09/97      1,000,000      998,836
Federal Home Loan Mortgage Corporation 5.35% 4/15/97      1,000,000      997,919
Federal Home Loan Mortgage Corporation 5.28% 4/18/97      1,000,000      997,507
Federal National Mortgage Association 5.49% 4/10/97      10,000,000    9,986,275
Federal National Mortgage Association 5.45% 4/11/97       1,000,000      998,486
                                                                    ------------
  Total Federal Agency Discount Notes (Cost $74,959,708)              74,959,708
                                                                    ------------
REPURCHASE AGREEMENT 19.5%
Repurchase Agreement collaterized by U.S. Treasury
 Obligations 6.25% 4/01/97 (Cost $19,900,000)            19,900,000   19,900,000
                                                                    ------------
  Total Investments 100% (Cost $101,854,404)                        $101,854,404
                                                                    ============

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                                  March 31, 1997

--------------------------------------------------------------------------------

ASSETS
 Securities at Value (Note 1)--See Accompanying Schedule $101,854,404
 Investment Income Receivable                                   4,173
 Cash in Custodian Bank                                        36,088
 Receivable for Shares Purchased                           11,866,898
 Unamortized Organization Costs (Note 1)                       52,711
 Other Assets                                                   4,799
                                                         ------------
  Total Assets                                            113,819,073
                                                         ------------
LIABILITIES
 Distribution Fee Payable                                      23,146
 Payable for Shares Redeemed                                3,342,825
 Investment Advisory Fee Payable                               36,271
 Transfer Agent Fee Payable                                    14,982
 Organization Expense Payable to Advisor                       60,819
 Other Liabilities                                             25,087
                                                         ------------
  Total Liabilities                                         3,503,130
                                                         ------------
NET ASSETS                                               $110,315,943
                                                         ============
Shares Outstanding                                        110,313,480
                                                         ============
Net Asset Value Per Share                                       $1.00
                                                                =====

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

INVESTMENT INCOME
 Interest                                   $1,771,126
                                            ----------
  Total Income                               1,771,126
                                            ----------
EXPENSES
 Distribution Fees                              83,673
 Advisory Fees (Note 3)                        183,504
 Transfer Agent Fees (Note 3)                   66,737
 Audit and Outside Services                     13,492
 Accounting Fees (Note 3)                       27,212
 Legal                                          20,745
 Organizational Expenses                         8,109
 Registration Fees                              10,142
 Custodian Fees                                  6,041
 Miscellaneous                                  20,610
                                            ----------
  Total Expenses                               440,265
  Custodian Fees Paid Indirectly (Note 4)        2,526
                                            ----------
  Net Expenses                                 437,739
                                            ----------
NET INVESTMENT INCOME                        1,333,387
                                            ----------
REALIZED GAIN ON INVESTMENTS
Net Realized Gain on:
 Investment Securities                             503
                                            ----------
  Total Net Realized Gain                          503
                                            ----------
Net Increase in Net Assets from Operations  $1,333,890
                                            ==========

* Commencement of Operations: July 11, 1996

See Notes to Financial Statements.

                               RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                    Period Ended March 31, 1997*

--------------------------------------------------------------------------------

From Investment Activities
 Net Investment Income                                         $  1,333,387
 Net Realized Gain on Investments                                       503
                                                               ------------
 Net Increase in Net Assets Resulting from Operations             1,333,890
                                                               ------------
Distributions to Shareholders
 From Net Investment Income (Note 1)                             (1,330,924)
 From Realized Gain on Investments                                     (503)
Net Increase in Net Assets Resulting from Shares Transactions
 (Note 5)                                                       110,313,480
                                                               ------------
Net Increase in Net Assets and Net Assets End of Period        $110,315,943
                                                               ============


* Commencement of Operations: July 11, 1996.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST

                        INSTITUTIONAL MONEY MARKET FUND

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
                                                   Period Ended March 31, 1997*

-------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE:
NET ASSET VALUE--BEGINNING OF PERIOD+                      $   1.00
                                                           --------
 Net Investment Income                                          .03
 Net Realized and Unrealized Gains on Securities                .00
                                                           --------
 Net Increase in Net Asset Value Resulting from Operations      .03
 Dividends to Shareholders from Net Investment Income          (.03)
                                                           --------
 Net Increase in Net Asset Value                                .00
                                                           --------
NET ASSET VALUE--END OF PERIOD                             $   1.00
                                                           ========
TOTAL INVESTMENT RETURN**                                     4.17%
RATIOS TO AVERAGE NET ASSETS **
 Net Expenses                                                 1.15%++
 Net Investment Income                                        3.50%
SUPPLEMENTARY DATA:
 Portfolio Turnover Rate***                                      0%
 Net Assets, End of Period (000's omitted)                 $110,316

+ The per share data of the Financial Highlights table is calculated using the daily shares outstanding average for the year.
++ The annualized ratio of gross expenses to average net assets is 1.15%
* Commencement of Operations: July 11, 1996
** Annualized
*** Portfolio turnover ratio is calculated without regard to short-term securities having a maturity of less than one year.

See Notes to Financial Statements.

                              RYDEX SERIES TRUST


NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

The Rydex Series Trust (the Trust) is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 as a non-diversified, open-ended investment company. The Trust consists of nine separate series, the Nova Fund, the Ursa Fund, the U.S. Government Money Market Fund, the Over-the-Counter Fund, the Precious Metals Fund, the U.S. Government Bond Fund, the Juno Fund, the Institutional Money Market Fund and the High Yield Fund. The following significant accounting policies are in conformity with generally accepted accounting principles and are consistently followed by the Trust.

The Trust changed its fiscal year end from June 30 to March 31. These statements reflect the financial activity of the Institutional Money Market Fund for the period July 11, 1996 (Commencement of Operations) to March 31, 1997.

A. Short term securities with less than sixty days to maturity are valued at amortized cost, which approximates market. Security and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under direction of the Board of Trustees of the Trust.

B. Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is accrued on a daily basis.

C. Net investment income is computed, and dividends are declared daily. Income dividends are paid monthly. Dividends are reinvested in additional shares unless shareholders request payment in cash. Generally, short-term capital gains are distributed monthly.


D. The Institutional Money Market Fund intends to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and will distribute all net investment income to its shareholders. Therefore, no Federal income tax provision is required.

E. Costs incurred by the Institutional Money Market Fund in connection with its organization and registration have been deferred and are being amortized on the straight-line method over a five year period beginning on the date on which the Trust commenced its investment activities.

F. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the

                              RYDEX SERIES TRUST

-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. REPURCHASE AGREEMENTS

The Trust transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in repurchase agreements collateralized by Federal agency obligations. As of March 31, 1997 the repurchase agreements with Fuji Securities, Inc., PaineWebber, Inc., Smith Barney, Inc. and Prudential Securities in the joint account and the collateral therefore was as follows:

Security Type                 Range of rates    Par Value Market Value
-------------                 -------------- ------------ ------------
United States Treasury Bills   6.25%         $ 62,895,000 $ 60,000,000
United States Treasury Notes   5.375%-9.25%  $124,950,000 $127,043,534
United States Treasury Bond    8.5%          $ 14,404,000 $ 16,756,189

3. INVESTMENT ADVISORY AND TRANSFER AGENT SERVICES

Under the terms of an investment advisory contract, the Institutional Money Market Fund pays PADCO Advisors, Inc. investment advisory fees calculated at an annual percentage rate of fifty-five one hundredths of one percent (0.55%) of the average daily net assets of the Institutional Money Market Fund.

PADCO Service Company, Inc., a subsidiary of the investment advisor, provides transfer agent service to the Trust at an annual rate of two-tenths of one percent (0.20%) of the average daily net assets of the Institutional Money Market Fund.

The Institutional Money Market Fund paid PADCO Service Co., Inc. $27,212 in accounting fees for the period ended March 31, 1997.

4. ACCOUNTING FOR EXPENSES

The Institutional Money Market Fund entered into an arrangement with its custodian whereby interest earned on uninvested cash balances was used to offset a portion of the Fund's expenses.

                               RYDEX SERIES TRUST

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

5. SHARE TRANSACTIONS

Transactions in shares for the period ended March 31,1997 were:

Shares Purchased                                              1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                            110,313,480
                                                            ---------------
Transactions in dollars for the period ended March 31,1997
 were:
Shares Purchased                                            $ 1,748,417,852
Dividend Reinvestment                                             1,179,631
                                                            ---------------
Total Purchased                                               1,749,597,483
Shares Redeemed                                              (1,639,284,003)
                                                            ---------------
Net Shares Purchased                                        $   110,313,480
                                                            ===============

6. NET ASSETS

At March 31, 1997, net assets consisted of:

Paid-In-Capital                      $   110,313,480
Undistributed Net Investment Income            2,463
                                     ---------------
Net Assets                           $   110,315,943
                                     ===============

                              RYDEX SERIES TRUST

INDEPENDENT AUDITORS' REPORT
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

The Shareholders and Board of Trustees,
Rydex Series Trust:

We have audited the statement of assets and liabilities, including the schedule of investments, of the Institutional Money Market Fund (one of the nine Funds) of Rydex Series Trust (the Trust) as of March 31, 1997, the related statements of operations, changes in net assets, and the financial highlights for the period July 11, 1996 (commencement of operations) to March 31, 1997. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
May 15, 1997

                           The First Family of Funds
                           Designed for Professional
                                Money Managers

                        Institutional Money Market Fund



                              RYDEX SERIES TRUST
                        6116 Executive Blvd., Suite 400
                              Rockville, MD 20852
                        (301) 468-8520  (800) 820-0888




                         [LOGO OF RYDEX APPEARS HERE]


                                 ANNUAL REPORT
                                MARCH 31, 1997



                        Institutional Money Market Fund

                                    PART C

                                    PART C

                              OTHER INFORMATION


       ITEM 24.   Financial Statements and Exhibits

       List all financial statements and exhibits filed as part of the Registration Statement.

        (a)  Financial Statements:

          In Part A:  Audited Financial  Highlights of The Nova  Fund,
                      The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund, each a series of Rydex Series Trust (collectively, the "Rydex Funds") for: (i) the periods from July 12, 1993, January 7, 1994, February 14, 1994,
                      December 1, 1993, January 3, 1994, March 3, 1995, and December 3, 1993, respectively (the respective dates on which these Rydex Funds commenced operations), to June 30, 1994, and to June 30, 1995 (as appropriate); (ii) the fiscal year ended June 30, 1996; and (iii) the nine-month period ended March 31, 1997.

                      Audited Financial Highlights of The Rydex High Yield Fund, a series of Rydex Series Trust, for the period from January 3, 1997 (commencement of operations) to March 31, 1997.

                      Audited Financial Highlights of The Rydex Institutional Money Market Fund, a series of
                      Rydex Series Trust, for the period from July 11, 1996 (commencement of operations) to March 31, 1997.

          In Part B:  Audited Financial  Statements of The Nova  Fund,
                      The Ursa Fund, The Rydex OTC Fund, The Rydex Precious Metals Fund, The Rydex U.S. Government Bond Fund, The Juno Fund, and The Rydex U.S. Government Money Market Fund, each a series of Rydex Series Trust, for the nine-month period ended March 31, 1997, including the Report of Deloitte & Touche LLP, independent auditors for Rydex Series Trust.

                      Audited Financial Statements of The Rydex High Yield Fund, a series of Rydex Series Trust, for the period from January 3, 1997 (commencement of operations) to March 31, 1997, including the

                      Report of Deloitte & Touche LLP, independent auditors for Rydex Series Trust.

                      Audited   Financial  Statements   of  The  Rydex
                      Institutional Money Market Fund, a series of Rydex Series Trust, for the period from July 11, 1996 (commencement of operations) to March
                      31, 1997,   including the  Report of Deloitte  &
                      Touche   LLP,  independent  auditors   for  Rydex
                      Series Trust.







          In Part C:  None.                                C-2

        (b)  Exhibits

          (1)(a) Certificate of Trust of Rydex Series Trust (the "Registrant" or the "Trust").4/
          (1)(b)    Declaration of Trust of the Registrant.4/
          (2)       By-laws of Registrant.4/
          (3)       Not applicable.
          (4)       Specimen share certificate.4/
          (5)(a) Investment Advisory Agreement between Registrant and PADCO Advisors, Inc.4/
          (5)(b) Sub-Advisory Agreement between PADCO Advisors, Inc. and Loomis, Sayles & Company, L.P.4/
          (6)       Not applicable.
          (7)       Not applicable.
          (8)       Custody  Agreement  between  Registrant  and  Star
                    Bank, N.A.4/
          (9)(a) Trustees and Officers Indemnification and Liability Insurance Policy.1/
          (9)(b)    Comprehensive  Blanket  Fidelity   Bond  Insurance
                    Policy.1/
          (9)(c) Service Agreement between Registrant and PADCO Service Company, Inc.4/
          (9)(d) Portfolio Accounting Services Agreement between Registrant and PADCO Service Company, Inc.4/
          (9)(e) Fidelity Bond Allocation Agreement Among Registrant, PADCO Advisors, Inc., The Rydex Advisor Variable Annuity Account, PADCO Advisors II, Inc., and PADCO Service Company, Inc.4/
          (9)(f) Amended and Restated Fidelity Bond Agreement Among Registrant, PADCO Advisors, Inc., The Rydex Advisor Variable Annuity Account, PADCO Advisors II, Inc., PADCO Service Company, Inc., and PADCO 401(k) and Profit Sharing Plan.5/
          (10)      Opinion  and  Consent of  Jorden  Burt Berenson  &
                    Johnson LLP, counsel to the Registrant.4
          (11)      Consent  of  Deloitte  &  Touche LLP,  independent
                    auditors for the Registrant.5/
          (12)      Not applicable.
          (13)      Not applicable.
          (14)      Not applicable.
          (15)(a) Plan of Distribution for The Rydex Institutional Money Market Fund.5/
          (15)(b) Plan of Distribution for The Rydex Institutional Money Market Fund as revised, March 12, 1997.5/
          (15)(c) Plan of Distribution for The Rydex Institutional Money Market Fund as revised, June 23, 1997.5/
          (15)(d)   Plan  of Distribution  for  The  Rydex High  Yield
                    Fund 3/
          (15)(e) Plan of Distribution for The Rydex High Yield Fund, as revised March 12, 1997.5/

          (15)(f) Plan of Distribution for The Rydex High Yield Fund, as revised June 23, 1997.5/
          (15)(g) Forms of Shareholder Servicing Support Agreements between PADCO Financial Services, Inc. and Selling Recipients in connection with the Plan of Distribution for The Rydex Institutional Money Market Fund.2/
          (15)(h) Form of Shareholder Servicing Support Agreement between PADCO Financial Services, Inc. and Selling Recipients in connection with the Plan of Distribution for The Rydex High Yield Fund.3/
          (16)      Schedule of Performance Quotations.5/
          (17)      Financial Data Schedules for Registrant.5/
          (18)      Not applicable.
          ____________________

       1/ Incorporated   herein   by   reference   to   Post-Effective
          Amendment No. 24 to this Registration Statement, filed on October 27, 1995.
       2/ Incorporated   herein   by   reference   to   Post-Effective
          Amendment No.  25 to this  Registration Statement, filed  on
          March 1, 1996.
       3/ Incorporated   herein   by   reference   to   Post-Effective
          Amendment No. 26 to this Registration Statement, filed on September 11, 1996.
       4/ Incorporated   herein   by   reference   to   Post-Effective
          Amendment No. 27 to this Registration Statement, filed on October 30, 1996.
       5/ Filed herewith.

       ITEM 25.   Persons Controlled By or Under Common Control With
       Registrant

       The following persons are directly or indirectly controlled by or under the common control with the Registrant, a Delaware business trust:

                                                             Percentage of Voting
                                                           Securities Owned and/or
                                         State of             Controlled By the
                                   Organization and         Controlling Person or
                                   Relationship(If Any) to      Other Basis of
                Company               the Registrant            Common Control

        PADCO Advisors, Inc.       a Maryland              80% of the voting
          (the "Advisor")          corporation, a          securities of the
                                   registered              Advisor are owned by
                                   investment adviser,     Albert P. Viragh, Jr.,
                                   and the                 the Chairman of the
                                   Registrant's            Board of Directors, the
                                   investment adviser      President, and the
                                                           Treasurer of the
                                                           Advisor, and 100% of
                                                           the voting securities
                                                           are controlled by
                                                           Albert P. Viragh, Jr.
        PADCO Service Company,     a Maryland               100% of the voting
          Inc. (the                corporation, a          securities of the
        "Servicer")                registered transfer     Servicer are owned by
                                   agent, and the          Albert P. Viragh, Jr.,
                                   Registrant's            the Chairman of the
                                   shareholder and         Board of Directors, the
                                   transfer agent          President, and the
                                   servicer                Treasurer of the
                                                           Servicer

        PADCO Financial            a Maryland              100% of the voting
        Services,                  corporation, a          securities of the
         Inc. (the                 registered broker-      Distributor are owned
        "Distributor")             dealer, and the         by Albert P. Viragh,
                                   distributor of the      Jr., the Chairman of
                                   shares of The Rydex     the Board of Directors,
                                   Institutional Money     the President, and the
                                   Market Fund and The     Treasurer of the
                                   Rydex High Yield        Distributor
                                   Fund, each a series
                                   of the Registrant



                                     C-5


        PADCO Advisors II,         a Maryland              100% of the voting
        Inc.                       corporation and a       securities are owned by
          ("PADCO II")             registered              Albert P. Viragh, Jr.,
                                   investment adviser      the Chairman of the
                                   (PADCO II is not        Board of Directors, the
                                   otherwise related       President, and the
                                   to the Registrant)      Treasurer of PADCO II

        Rydex Advisor Variable     a managed separate      the investment advisers
         Annuity Account           account of Great        for the Separate
         (the "Separate            American Reserve        Account and the
        Account")                  Insurance Company,      Registrant are under
                                   which is organized      the common control of
                                   under the laws of       Albert P. Viragh, Jr.,
                                   the State of Texas      the Chairman of the
                                   and is advised by       Board of Trustees,
                                   PADCO II                President, and
                                                           Treasurer of the
                                                           Registrant

                                               C-6

       ITEM 26.   Number of Holders of Securities

       The following information is given as of the date indicated:

       Title of Class; Shares of             Number of Record Holders
       Beneficial Interest, no par value     as of July 17, 1997

             The Nova Fund                      4,806
             The Rydex U.S. Government
                Money Market Fund5,             150
             The Rydex Precious Metals Fund     863
             The Ursa Fund                      3,555
             The Rydex U.S. Government Bond
                 Fund                           278
             The Rydex OTC Fund                 2,603
             The Juno Fund                      418
             The Rydex Institutional Money
                Market Fund                     37
             The Rydex High Yield Fund          368

       ITEM 27.  Indemnification

       The Registrant is organized as a Delaware business trust and is operated pursuant to a Declaration of Trust, dated as of March 13, 1993 (the "Declaration of Trust"), that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. The Declaration of Trust of the Registrant provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust or as an officer or trustee of another entity at the request of the entity. This indemnification is subject to the following conditions:

                (a)   no trustee or officer of the Trust is
                      indemnified against any liability to the Trust or its security holders which was the result of any willful misfeasance, bad faith, gross negligence, or reckless disregard of his duties;

                (b)   officers and trustees of the Trust are
                      indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

                (c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

       The Declaration of Trust of the Registrant provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

       ITEM 28.  Business and Other Connections of Investment Adviser

       Each of the directors of the Trust's investment adviser, PADCO Advisors, Inc. (the "Advisor"), Albert P. Viragh, Jr., the Chairman of the Board of Directors, President, and Treasurer of the Advisor, and Amanda C. Viragh, the Secretary of the Advisor, is an employee of the Advisor at 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852. Albert P. Viragh, Jr. also has served (and continues to serve) as: (i) the Chairman of the Board of Trustees and the President of the Trust since the Trust's organization as a Delaware business trust on March 13, 1993; (ii) the Chairman of the Board of Directors, the President, and the Treasurer of PADCO Service Company, Inc. (the "Servicer"), the Trust's registered transfer agent and shareholder servicer, since the incorporation of the Servicer in the State of Maryland on October 6, 1993; (iii) the Chairman of the Board of Directors, the President, and the Treasurer of PADCO Advisors II, Inc. ("PADCO II"), a registered investment adviser, since the incorporation of PADCO II in the State of Maryland on July 5, 1994; and (iv) the Chairman of the Board of Directors, the President, and the Treasurer of PADCO Financial Services, Inc. (the "Distributor"), the distributor of the shares of The Rydex High Yield Fund and The Rydex Institutional Money Market Fund, each a series of the Trust, since the incorporation of the Distributor in the State of Maryland on March 21, 1996. Amanda C. Viragh also has served (and continues to serve) as the Secretary of the Advisor, the Servicer, and PADCO II, and also as the Assistant Treasurer of the Servicer.

       ITEM 29.  Principal Underwriter

       (a) PADCO Financial Services, Inc. serves as the principal underwriter for the securities of (i) The Rydex Institutional Money Market Fund and The Rydex High Yield Fund, each a series of the Registrant, and (ii) The Rydex Advisor Variable Annuity Account, a managed separate account of Great American Reserve Insurance Company that is a registered investment company advised by PADCO Advisors II, Inc., but does not currently serve as the principal underwriter for the securities of any other investment company.

       (b) The following information is furnished with respect to the directors and officers of PADCO Financial Services, Inc., the principal underwriter for The Rydex
            Institutional Money Market Fund and The Rydex High Yield Fund, each a series of the Registrant:


       Name and Principal                 Positions and Offices with
       Business Address*                  Positions and Offices
       with Registrant                    Underwriter

       Albert P. Viragh, Jr.              Director, Chairman of the
                                          Board of Chairman of the
                                          Board of Directors,
                                          President, and Treasurer
                                          Trustees and President

       Amanda C. Viragh                   Director and Assistant
                                          Treasurer none

       Victor J. Edgar                    Chief Operating Officer and
                                          Controller Chief Financial
                                          Officer

       Michael P. Byrum                   Secretary Assistant
                                          Secretary

       Sothara Chin                       Compliance Officer
                                          Compliance Officer

          * The principal business address for each of the aforementioned directors and officers of PADCO Financial Services, Inc., is 6116 Executive Boulevard, Suite 400, Rockville, Maryland 20852.

       ITEM 30.  Location of Accounts and Records

       All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by the Registrant at 6116 Executive Boulevard, Rockville, Maryland 20852.

       ITEM 31.  Management Services

       There are no management-related service contracts not discussed in Parts A and B.

       ITEM 32.  Undertakings

       (a) Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant, unless in the opinion of the Registrant's counsel the matter has been settled by controlling precedent, will submit to a court of appropriate jurisdiction the question whether such indemnification by the Registrant is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

       (b) The Registrant undertakes that, if requested to do so by the holders of at least 10% of its outstanding shares of the Trust, the Registrant will call a meeting of shareholders of the Trust for the purpose of voting upon the question of the removal of a trustee or trustees of the Registrant and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940, as amended.

       (c) The Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of the Trust's latest annual report to shareholders upon request and without charge.

                                  SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Rockville in the State of Maryland on the 29th day of July, 1997.

                               RYDEX SERIES TRUST


        /s/Albert P. Viragh, Jr.
        Albert P. Viragh, Jr.,
        Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


        Signatures                Title                   Date

        /s/Albert P. Viragh, Jr. Chairman of the Board    July 29, 1997
        Albert P. Viragh, Jr.    of Trustees, President,
                                 and Trustee

        /s/Victor J. Edgar       Controller               July 29, 1997
        Victor J. Edgar

        Corey A. Colehour*       Trustee                  July 29, 1997
        Corey A. Colehour

        J. Kenneth Dalton*       Trustee                  July 29, 1997
        J. Kenneth Dalton

        Roger Somers*            Trustee                  July 29, 1997
        Roger Somers

        *By: /s/Albert P. Viragh, Jr.
            -------------------------
                Albert P. Viragh, Jr.
                Attorney-in-Fact
                                                S-1

                                   EXHIBITS

                                EXHIBIT INDEX

        Exhibit
        Number        Description of Exhibit

        (9)(f) Amended and Restated Fidelity Bond Allocation Agreement Among Rydex Series Trust, PADCO Advisors, Inc., The Rydex Advisor Variable Annuity Account, PADCO Advisors II, Inc., PADCO Service Company, Inc., and PADCO 401(k) and Profit Sharing Plan.

        (11) Consent of Deloitte & Touche LLP, independent auditors for Rydex Series Trust.
        (15)(a) Plan of Distribution for The Rydex Institutional Money Market Fund, dated March 8, 1996.

        (15)(b)       Plan of Distribution for The Rydex
                      Institutional Money Market Fund, as
                      revised March 12, 1997.

        (15)(c)       Plan of Distribution for The Rydex
                      Institutional Money Market Fund, as
                      further revised June 23, 1997.

        (15)(e) Plan of Distribution for The Rydex High Yield Fund, as revised March 12, 1997.
        (15)(f) Plan of Distribution for The Rydex High Yield Fund, as further revised June 23, 1997.

        (15)(g) Forms of Shareholder Servicing Support Agreements between PADCO Financial Services, Inc. and Selling Recipients in connection with Plan of Distribution for The Rydex Institutional Money Market Fund.

        (16)          Schedule of Performance Quotations.

        (17)          Financial Data Schedules for Rydex Series
                      Trust.